REGISTRATION NOs. 2-89971
 811-3990
UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 82	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ X /
Amendment No. 83	/ X /
NORTHWESTERN MUTUAL SERIES FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
720 EAST WISCONSIN AVENUE
MILWAUKEE, WISCONSIN 53202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(414) 271-1444

(REGISTRANT'S TELEPHONE NUMBER)
LESLI MCLINDEN, SECRETARY
720 EAST WISCONSIN AVENUE
MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[X]	ON MAY 1, 2021 PURSUANT TO PARAGRAPH (b)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[ ]	ON MAY 1, 2021 PURSUANT TO PARAGRAPH (a)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

NORTHWESTERN MUTUAL SERIES FUND, INC.
PROSPECTUS
May 1, 2021
EQUITY PORTFOLIOS	INTERNATIONAL PORTFOLIOS
GROWTH STOCK PORTFOLIO	INTERNATIONAL GROWTH PORTFOLIO
FOCUSED APPRECIATION PORTFOLIO	RESEARCH INTERNATIONAL CORE PORTFOLIO
LARGE CAP CORE STOCK PORTFOLIO	INTERNATIONAL EQUITY PORTFOLIO
LARGE CAP BLEND PORTFOLIO	EMERGING MARKETS EQUITY PORTFOLIO
INDEX 500 STOCK PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO	FIXED INCOME PORTFOLIOS
DOMESTIC EQUITY PORTFOLIO	GOVERNMENT MONEY MARKET PORTFOLIO
EQUITY INCOME PORTFOLIO	SHORT-TERM BOND PORTFOLIO
SELECT BOND PORTFOLIO
MID CAP GROWTH STOCK PORTFOLIO	LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
INDEX 400 STOCK PORTFOLIO	INFLATION PROTECTION PORTFOLIO
MID CAP VALUE PORTFOLIO	HIGH YIELD BOND PORTFOLIO
MULTI-SECTOR BOND PORTFOLIO
SMALL CAP GROWTH STOCK PORTFOLIO
INDEX 600 STOCK PORTFOLIO	ALLOCATION PORTFOLIOS
SMALL CAP VALUE PORTFOLIO	BALANCED PORTFOLIO
ASSET ALLOCATION PORTFOLIO

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from us at (866) 910-1232, free of charge. Instead, your Fund annual and semi-annual reports are made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/eDelivery.
You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future Fund reports.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i Northwestern Mutual Series Fund, Inc. Prospectus

Northwestern Mutual Series Fund, Inc. Prospectus ii

Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.41%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.43%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.42%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$43	$137	$240	$541
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24.08% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of medium and large capitalization companies. For this purpose, medium and large capitalization companies are those with a market capitalization of companies in the Russell 1000® Growth Index. As of March 31, 2021, companies in the Russell 1000® Growth Index had market capitalizations between approximately $2 billion and $2 trillion.
The Portfolio invests in “blue chip” growth companies, which are companies that, in the adviser’s view, are well established in their industries and have the potential for above-average earnings growth. The adviser looks for companies with leading market positions, seasoned management, and strong financial fundamentals. The Portfolio’s investment approach reflects the adviser’s belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The adviser
1 Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

may look for companies with good prospects for dividend growth. While the Portfolio does not seek to focus its investments in any particular sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
The Portfolio invests primarily in common stocks. In keeping with the Portfolio’s investment objective, it may also invest up to 20% of net assets in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).
The Portfolio may sell a security for a variety of reasons, such as a significant adverse change in the company’s business fundamentals, to secure gains or limit losses, or to redeploy assets into more promising opportunities.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Dividend-Paying Stock Risk – The Portfolio’s emphasis on dividend-paying stocks could cause the Portfolio to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks. Currently, interest rates remain at historically low levels, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.
•
Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in
Northwestern Mutual Series Fund, Inc. Prospectus 2

Growth Stock Portfolio – Summary

the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to November 14, 2019, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	27.90%
Worst Quarter	4th quarter, 2018	-16.16%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Growth Stock Portfolio	34.97%	17.68%	14.73%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average (reflects deductions for fees and expenses)	38.89%	19.72%	16.37%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio Manager: Larry Puglia, CFA, CPA, Vice President and Lead Portfolio Manager of T. Rowe Price, joined T. Rowe Price in 1990 and has managed the Portfolio since November 2019. Effective October 1, 2021, Mr. Puglia will no longer serve as portfolio manager and Paul D. Greene II will succeed Mr. Puglia to become portfolio manager of the Portfolio. Mr. Greene,Vice President and Associate Portfolio Manager of T. Rowe Price, joined T. Rowe Price in 2006.
3 Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 4

Focused Appreciation Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.73%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.75%
Fee Waiver(2)	(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.62%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$63	$227	$404	$918
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20.55% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies, but may invest in companies of any size. For this purpose, large capitalization companies are those with a market capitalization in excess of $5 billion at the time of purchase.
The adviser employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. Long-term structural growth drivers are dynamics that in the manager’s opinion are not likely to change for five years or longer such as the transition of consumer shopping from in-store to online. The adviser aims to invest in companies when they trade at a significant discount to the estimate of their intrinsic value. The intrinsic value of a company is the true worth of its business as perceived by the portfolio managers, which may not be fully reflected in the market price of its stock. The adviser
5 Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

calculates the intrinsic value of a company by the discounted net present value of future cash flows. The Portfolio normally invests across a wide range of sectors and industries. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process and, as a result, may at times have a relatively high percentage of its assets invested in a particular sector.
The Portfolio invests primarily in a core group of 30-40 securities, but may exceed this range. The Portfolio invests primarily in common stocks. The Portfolio may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts (ADRs) and emerging market securities. The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means it may hold a larger position in a particular company or smaller number of companies than a “diversified” fund.
The Portfolio may sell an investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A Portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Liquidity Risk – Certain of the Portfolio’s investments, such as small cap stocks and foreign securities, in particular emerging market securities, may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in
Northwestern Mutual Series Fund, Inc. Prospectus 6

Focused Appreciation Portfolio – Summary

the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Non-Diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater portion of its assets in a single security or a small number of securities. As a result, an increase or decrease in the value of single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return, and the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	24.14%
Worst Quarter	3rd quarter, 2011	-15.12%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Focused Appreciation Portfolio	32.55%	19.30%	15.90%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average (reflects deductions for fees and expenses)	38.89%	19.72%	16.37%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Loomis, Sayles & Company, L.P. (Loomis Sayles)
Portfolio Manager: Aziz V. Hamzaogullari, CFA, Executive Vice President of Loomis Sayles, joined Loomis Sayles in 2010 and began managing the Portfolio in 2015.
7 Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio – Summary

TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 8

Large Cap Core Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.45%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.44%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$45	$143	$251	$566
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71.64% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies. For this purpose, large capitalization equity investments are those whose market capitalizations are above $5 billion at the time of purchase.
In managing the Portfolio, the adviser allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.
In analyzing a prospective investment for the Portfolio, the adviser utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated
9 Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index and as a result, in combination with the Portfolio’s reliance on fundamental company analysis, and based upon market or economic conditions, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector of the market.
The Portfolio invests primarily in U.S. common stocks. Up to 20% of the Portfolio’s net assets may be invested in foreign based companies listed on foreign exchanges, either directly or through American Depositary Receipts (ADRs).
The Portfolio may sell a security for a variety of reasons, including a significant adverse change in the company’s business fundamentals, if the company has become significantly overvalued in terms of earnings, assets or growth prospects, or more attractive alternatives exist.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.
•
Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
Northwestern Mutual Series Fund, Inc. Prospectus 10

Large Cap Core Stock Portfolio – Summary

•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to October 27, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	21.81%
Worst Quarter	1st quarter, 2020	-18.72%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Large Cap Core Stock Portfolio	22.74%	15.24%	11.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average (reflects deductions for fees and expenses)	16.31%	13.58%	12.44%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Wellington Management Company LLP (Wellington Management)
Portfolio Managers: Jonathan G. White, CFA and Director of Research Portfolios, joined Wellington Management in 1999 and has co-managed the Portfolio since October 2017.
Mary L. Pryshlak, CFA and Head of Investment Research, joined Wellington Management in 2004 and has co-managed the Portfolio since May 2018.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
11 Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.84%
Fee Waiver(2)	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.81%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$83	$265	$463	$1,034
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27.63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. The Portfolio defines large capitalization companies as those with a market capitalization in excess of $5 billion, at the time of investment. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts (ADRs) and other equity securities of foreign issuers which are denominated in U.S. dollars. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and ADRs.
The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio believes good businesses have some or all of the following characteristics: a strong, defendable market or products and services niche; a high degree of recurring revenue; modestly priced products or services; attractive return-on-investment and above average growth or improving profitability prospects. The Portfolio considers valuation on both an absolute and relative basis utilizing both historical and prospective analysis. In reviewing companies, the Portfolio applies the characteristics identified above on a case-by-case basis.
Northwestern Mutual Series Fund, Inc. Prospectus 12

Large Cap Blend Portfolio – Summary

The adviser will generally sell a security held by the Portfolio when it believes the security has achieved its value potential, when such sale is necessary for diversification of the Portfolio, when changing fundamentals signal a deteriorating value potential or when other securities have a better value potential.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.
•
Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Security Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
13 Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Blend Portfolio – Summary

PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	15.58%
Worst Quarter	1st quarter, 2020	-23.32%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Large Cap Blend Portfolio	10.05%	12.18%	11.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average (reflects deductions for fees and expenses)	16.31%	13.58%	12.44%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Fiduciary Management, Inc. (FMI)
Portfolio Managers: FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. The PMC has managed the Portfolio since 2012. PMC members include:
Patrick J. English, CFA, Chairman, Chief Executive Officer and Chief Investment Officer, who has been with FMI since 1986.
John S. Brandser, President, Chief Operating Officer and Chief Compliance Officer, who has been with FMI since 1995.
Jonathan T. Bloom, CFA, Director of Research, who has been with FMI since 2010.
Andy P. Ramer, CFA, Research Analyst, who has been with FMI since 2002.
Robert M. Helf, CFA, Research Analyst, who has been with FMI since 1998.
Daniel G. Sievers, CFA, Research Analyst, who has been with FMI since 2009.
Matthew T. Sullivan, CFA, Research Analyst, who has been with FMI since 2013.
Jordan S. Teschendorf, CFA, Research Analyst, who has been with FMI since 2015.
Benjamin D. Karek, CFA, Research Analyst, who has been with FMI since 2017.
Dain C. Tofson, CFA, Research Analyst, who has been with FMI since 2019.
Julia L. Jensen, Research Analyst, who has been with FMI since May 2020.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 14

Index 500 Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses(1)	0.21%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.20%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$67	$117	$267
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4.59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2021, the market capitalization range of the S&P 500® Index was approximately $5 billion to $2 trillion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.
Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.
15 Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

Because the Portfolio is managed with a goal of fully replicating the underlying S&P 500® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P 500® Index. Changes to the underlying company constituents of the S&P 500® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P 500® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by the S&P 500® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments. Cash equitization as employed by the Portfolio is a strategy pursuant to which the Portfolio will acquire certain derivative instruments, such as equity index futures, whereby the futures will be utilized to replicate index returns and enable the Portfolio to be fully invested, while still maintaining cash balances as needed by the Portfolio. This strategy works to limit the extent to which uninvested cash will weigh negatively on overall Portfolio returns when markets go up.
The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.
•
Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Indexing Strategy Risk –A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries sector or issuer(s) subject to a significant level of investment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have
Northwestern Mutual Series Fund, Inc. Prospectus 16

Index 500 Stock Portfolio – Summary

significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur due to a number of factors, including differences between the securities held in the Portfolio and those included in the underlying index, and based upon the fact that the Portfolio incurs fees and expenses, while the underlying index does not. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	20.47%
Worst Quarter	1st quarter, 2020	-19.62%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Index 500 Stock Portfolio	18.18%	14.97%	13.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average (reflects deductions for fees and expenses)	18.08%	14.80%	13.47%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: BlackRock Advisors, LLC (BlackRock)
Portfolio Managers: Suzanne Henige, CFA, Director and Senior Portfolio Manager, joined BlackRock in 2009 and has managed the Portfolio since February 2021.
Jennifer Hsui, CFA Managing Director and Chief Investment Officer for Global Portfolio Engineering joined BlackRock in 2006 and has managed the Portfolio since February 2021.
Alan Mason, Managing Director and Global Co-Head of EII Markets and Investments, joined BlackRock in 1991 and has managed the Portfolio since February 2021.
Amy Whitelaw, Managing Director and Head of Americas Portfolio Engineering joined BlackRock in 1999 and has managed the Portfolio since February 2021.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
17 Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth. Income is a secondary objective.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.79%
Fee Waiver(2)	(0.02)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.77%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$79	$250	$437	$976
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 83.71% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000® Index. As of March 31, 2021, the market capitalization range of the Russell 1000® Index was approximately $916 million to $2 trillion.
The adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the adviser believes more accurately reflects the fair value of the company. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.
Northwestern Mutual Series Fund, Inc. Prospectus 18

Large Company Value Portfolio – Summary

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The adviser also may consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase.
While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may also invest in real estate investment trusts (REITs). The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure.
The adviser may sell stocks from the Portfolio if it believes a stock no longer meets established valuation criteria.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in
19 Northwestern Mutual Series Fund, Inc. Prospectus

Large Company Value Portfolio – Summary

the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	13.62%
Worst Quarter	1st quarter, 2020	-25.07%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Large Company Value Portfolio	2.64%	9.11%	10.06%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average (reflects deductions for fees and expenses)	3.49%	9.47%	9.89%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: American Century Investment Management, Inc. (American Century)
Portfolio Managers: Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.
Philip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 20

Domestic Equity Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.53%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.55%
Fee Waiver(2),(3)	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2),(3)	0.52%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
(3)
Restated to reflect current expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$53	$173	$304	$686
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33.38% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Generally, the companies in which the Portfolio invests will have a market value of $5 billion or more. The Portfolio employs a focused investment strategy and typically invests in a core group of 30-40 securities.
The Portfolio primarily invests in common stocks of large-capitalization companies, but may also invest in mid-capitalization companies, that its adviser believes have long-term capital appreciation potential. Typically, the Portfolio seeks securities the adviser believes are undervalued in relation to their intrinsic value. The intrinsic value of a company is the true worth of the business, which may not be fully reflected in the market price of its stock. The adviser seeks to determine a company’s intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. On a selective basis,
21 Northwestern Mutual Series Fund, Inc. Prospectus

Domestic Equity Portfolio – Summary

the adviser considers a company’s plans for future operation. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.
The Portfolio may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Portfolio may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry or sector.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Security Focus Risk – The Portfolio’s performance could be more closely tied to the value of a single security or small number of securities because, although classified as a diversified investment company, the Portfolio may hold large positions in a single or small number of securities. As a result, the Portfolio’s performance could be more volatile than the performance of funds that hold a greater number of securities.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a
Northwestern Mutual Series Fund, Inc. Prospectus 22

Domestic Equity Portfolio – Summary

peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	15.36%
Worst Quarter	1st quarter, 2020	-26.34%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Domestic Equity Portfolio	0.73%	9.11%	10.53%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average (reflects deductions for fees and expenses)	3.49%	9.47%	9.89%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust
Portfolio Managers: Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager and Team Leader, has been with Macquarie Investment Management since 1997, and has co-managed the Portfolio since 2012.
Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager, has been with Macquarie Investment Management since 2004, and has co-managed the Portfolio since 2012.
Kristen E. Bartholdson, Vice President and Senior Portfolio Manager, has been with Macquarie Investment Management since 2006, and has co-managed the Portfolio since 2012.
Erin Ksenak, Vice President and Portfolio Manager, has been with Macquarie Investment Management since May 2017, and has co-managed the Portfolio since December 2020.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
23 Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.66%
Fee Waiver(2),(3)	(0.08)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2),(3)	0.58%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
(3)
Restated to reflect current expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$203	$360	$815
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29.50% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. For this purpose, larger capitalization stocks are those with a market capitalization greater than $5 billion. The Portfolio generally seeks investments in large-capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. This level is merely a guideline and there can be no certainty this level will be achieved.
The Portfolio will typically employ a value approach in selecting investments. The adviser’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. While the Portfolio does not seek to focus its investments in any particular economic sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.
Northwestern Mutual Series Fund, Inc. Prospectus 24

Equity Income Portfolio – Summary

The adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or a favorable competitive development.
While most assets will be invested in U.S. common stocks, the Portfolio may also invest in foreign securities and American Depositary Receipts (ADRs) (up to 20% of net assets), including those of issuers located in emerging markets. The Portfolio may also invest in real estate investment trusts (REITs).
The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Dividend-Paying Stock Risk – The Portfolio’s emphasis on dividend-paying stocks could cause the Portfolio to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks. Currently, interest rates remain at historically low levels, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
25 Northwestern Mutual Series Fund, Inc. Prospectus

Equity Income Portfolio – Summary

•
REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.
•
Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the issuer's securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	20.93%
Worst Quarter	1st quarter, 2020	-28.46%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Equity Income Portfolio	1.20%	9.98%	9.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average (reflects deductions for fees and expenses)	3.06%	9.34%	9.63%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio Manager: John D. Linehan, CFA, Vice President, has been with T. Rowe Price since 1998. He has managed the Portfolio since November 2015.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 26

Mid Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.52%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.54%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.05% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of March 31, 2021, this range was approximately $916 million to $58 billion. The market capitalization range of these indices changes over time. Securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Portfolio.
The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team.
The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection. As a result, based upon market or economic conditions, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector of the market.
The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other securities of foreign issuers, including non-U.S. dollar denominated securities. The Portfolio may invest in real estate investment trusts (REITs).
27 Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

The Portfolio typically trims positions as valuation appears incrementally less attractive, and may sell a stock when the adviser’s investment thesis is no longer valid, typically due to an erosion of company fundamentals relative to expectations or when valuation is no longer attractive. The Portfolio may, but is not required to, exit a position if the company’s capitalization grows beyond the mid cap range.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities.
•
Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.
Northwestern Mutual Series Fund, Inc. Prospectus 28

Mid Cap Growth Stock Portfolio – Summary

•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to October 27, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	26.37%
Worst Quarter	1st quarter, 2020	-24.21%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Mid Cap Growth Stock Portfolio	25.41%	13.38%	10.44%
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	18.66%	15.05%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average (reflects deductions for fees and expenses)	37.76%	18.87%	14.27%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Wellington Management Company LLP (Wellington Management)
Portfolio Managers: Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 2004 and has co-managed the Portfolio since October 2017.
Mark Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 2004 and has co-managed the Portfolio since October 2017.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
29 Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.28%
Fee Waiver(2)	(0.02)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.26%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$27	$88	$155	$354
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17.90% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P MidCap 400® Index. The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. As of March 31, 2021, the market capitalization range of the S&P MidCap 400® Index was approximately $2 billion to $31 billion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.
Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.
Northwestern Mutual Series Fund, Inc. Prospectus 30

Index 400 Stock Portfolio – Summary

Because the Portfolio is managed with a goal of fully replicating the underlying S&P MidCap 400® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P MidCap 400® Index. Changes to the underlying company constituents of the S&P MidCap 400® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P MidCap 400® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P MidCap 400® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments. Cash equitization as employed by the Portfolio is a strategy pursuant to which the Portfolio will acquire certain derivative instruments, such as equity index futures, whereby the futures will be utilized to replicate index returns and enable the Portfolio to be fully invested, while still maintaining cash balances as needed by the Portfolio. This strategy works to limit the extent to which uninvested cash will weigh negatively on overall Portfolio returns when markets go up.
The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.
•
Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Indexing Strategy Risk –A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries sector or issuer(s) subject to a significant level of investment.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
31 Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur due to a number of factors, including differences between the securities held in the Portfolio and those included in the underlying index, and based upon the fact that the Portfolio incurs fees and expenses, while the underlying index does not. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	24.28%
Worst Quarter	1st quarter, 2020	-29.68%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Index 400 Stock Portfolio	13.37%	12.05%	11.23%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.34%	11.50%
Lipper® Variable Insurance Products (VIP) S&P Midcap 400 Index Funds (reflects deductions for fees and expenses)	13.13%	11.66%	10.82%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)
Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.
Lucy Johnston, Portfolio Manager, joined Northern Trust in 1997 and has managed the Portfolio since February 2021.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 32

Mid Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.90%
Fee Waiver(2)	(0.14)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.76%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$78	$273	$485	$1,095
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76.02% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s adviser to be undervalued at the time of purchase. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies, (approximately $49 million to $81 billion as of March 31, 2021). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index (approximately $916 million to $58 billion as of March 31, 2021).
In managing the Portfolio, the adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser may also consider whether the companies’ securities have a favorable dividend-paying history and whether dividend payments are expected to continue or increase.
33 Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

The adviser may also use this fundamental value approach to invest the Portfolio in initial public offerings (IPOs) from time to time when such opportunities are attractive and consistent with the Portfolio’s investment objectives. The Portfolio’s sector exposure relative to its benchmark is driven by the adviser’s stock selection process, and, as a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector.
While most assets will be invested in U.S. equity securities, which includes common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives, it may also invest in American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of companies located in emerging markets. The Portfolio may also invest in real estate investment trusts (REITs). The Portfolio may utilize futures for cash management purposes and forwards to hedge foreign currency exposure.
The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of missed opportunities in other investments. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, market, interest rate, and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in warrants may be more volatile than the underlying investments in stocks.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
IPO Risk – The value of securities acquired in an IPO may rise or fall more rapidly than other investments due to factors such as the absence of an established public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities with an established market.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets
Northwestern Mutual Series Fund, Inc. Prospectus 34

Mid Cap Value Portfolio – Summary

are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mid Cap Company Risk – Investing in mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	16.84%
Worst Quarter	1st quarter, 2020	-27.57%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Mid Cap Value Portfolio	1.67%	9.54%	10.61%
Russell MidCap® Value Index (reflects no deduction for fees, expenses or taxes)	4.97%	9.73%	10.49%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average (reflects deductions for fees and expenses)	3.87%	8.75%	9.17%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: American Century Investment Management, Inc. (American Century)
Portfolio Managers: Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in 2009.
Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.
Kevin Toney, CFA, Chief Investment Officer - Global Value Equity, Senior Vice President and Senior Portfolio Manager, has served
35 Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Value Portfolio – Summary

American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has served American Century as a Portfolio Manager since 2012 and began managing the Portfolio in 2012.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 36

Small Cap Growth Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.53%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.56%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59.98% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies. The Portfolio defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000® and S&P SmallCap 600® Indices. As of March 31, 2021, this range was approximately $49 million to $18 billion. Some of the companies in which the Portfolio invests may be considered micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).
The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The investment team conducts fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’s competitive advantages and the ability to generate revenue and increase profit margins. Other important considerations include capital allocation discipline, and other qualitative factors such as strength of company management, and analysis of products and competition. Valuation analysis is an important component of the investment process and consists of both cash flow and earnings ratios that are compared with the industry average.
Portfolio construction emphasizes stock specific risk while minimizing other sources of active risk. The Portfolio is structured so that its sector weights are generally similar to those of the Russell 2000® Growth Index, the Portfolio’s benchmark. As a result, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector and may hold securities which are
37 Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

not represented in the benchmark. However, in constructing the Portfolio, the investment team monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the Portfolio remains well diversified and does not have unrewarded or unintended industry and style exposure as a consequence of individual stock selections.
The Portfolio invests primarily in U.S. common stocks. The Portfolio may also invest up to 20% of net assets in American Depositary Receipts (ADRs) and other equity securities of foreign issuers, including those located in emerging markets, which are denominated in U.S. dollars.
The Portfolio may also utilize exchange-traded funds as part of its cash management strategy.
The Portfolio may sell a security for a variety of reasons including when it no longer demonstrates improving quality or exhibits strong fundamental momentum, when fundamentals have changed, where the risk/reward assessment is no longer favorable, or to redeploy assets into more promising opportunities. The Portfolio may, but is not required, to exit a position if the company’s capitalization grows beyond the small cap range.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. The value of securities identified using quantitative analysis can react differently to issuer, political, market and economic developments from the market as a whole or securities identified using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expense incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Northwestern Mutual Series Fund, Inc. Prospectus 38

Small Cap Growth Stock Portfolio – Summary

•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.
39 Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	31.83%
Worst Quarter	1st quarter, 2020	-26.17%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Small Cap Growth Stock Portfolio	33.47%	16.90%	13.38%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average (reflects deductions for fees and expenses)	39.46%	17.93%	13.93%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Wellington Management Company LLP (Wellington Management)
Portfolio Manager: Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 1994 and has managed the Portfolio since 2013.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 40

Index 600 Stock Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index (“S&P SmallCap 600® Index”).
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.24%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.07%
Total Annual Portfolio Operating Expenses(1)	0.31%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$32	$100	$174	$393
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28.06% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P SmallCap 600® Index. S&P SmallCap 600® Index is composed of domestic stocks with market capitalizations ranging between approximately $203 million to $13 billion as of March 31, 2021. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.
Standard & Poor’s constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.
Because the Portfolio is managed with a goal of fully replicating the underlying S&P SmallCap 600® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P SmallCap 600® Index. Changes to the underlying company constituents of the S&P SmallCap 600® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P SmallCap 600® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by S&P SmallCap 600® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments. Cash equitization as employed by the Portfolio is a strategy pursuant to which the Portfolio will acquire certain derivative instruments, such as equity index futures,
41 Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

whereby the futures will be utilized to replicate index returns and enable the Portfolio to be fully invested, while still maintaining cash balances as needed by the Portfolio. This strategy works to limit the extent to which uninvested cash will weigh negatively on overall Portfolio returns when markets go up.
The Index 600 Stock Portfolio’s ability to match the performance of the S&P SmallCap 600® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 600 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. In particular, the Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. .
•
Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Indexing Strategy Risk –A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries sector or issuer(s) subject to a significant level of investment.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur due to a number of factors, including differences between the
Northwestern Mutual Series Fund, Inc. Prospectus 42

Index 600 Stock Portfolio – Summary

securities held in the Portfolio and those included in the underlying index, and based upon the fact that the Portfolio incurs fees and expenses, while the underlying index does not. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	31.17%
Worst Quarter	1st quarter, 2020	-32.66%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Index 600 Stock Portfolio	10.93%	12.03%	11.55%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	11.29%	12.36%	11.91%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average (reflects deductions for fees and expenses)	12.21%	10.64%	9.82%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Northern Trust Investments, Inc. (Northern Trust)
Portfolio Managers: Brent Reeder, Team Leader, joined Northern Trust in 1993 and has managed the Portfolio since February 2021.
Keith Carroll, Portfolio Manager, joined Northern Trust in 2007 and has managed the Portfolio since February 2021.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
43 Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.07%
Total Annual Portfolio Operating Expenses(1)	0.95%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27.85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase (approximately $18 billion as of March 31, 2021). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may, on occasion, purchase companies with a market capitalization above the range. Securities falling outside of the market capitalization range noted above will be included in the overall calculation of assets but not counted as fulfilling the 80% minimum. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).
Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the adviser generally looks for some of the following:
•
low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2000® Index the company’s peers, or its own historical norm;
•
low stock price relative to a company’s underlying asset values;
•
above-average dividend yield relative to a company’s peers or its own historical norm;
•
a plan to improve the business through restructuring; and
Northwestern Mutual Series Fund, Inc. Prospectus 44

Small Cap Value Portfolio – Summary

•
a sound balance sheet and other positive financial characteristics.
While the Portfolio does not seek to focus its investments in any particular economic sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.
In pursuing its investment objective, the adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, a reorganization, a spin-off of a business line, a special dividend, or some other extraordinary corporate event, a new product introduction or innovation, or a favorable competitive environment.
While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts (ADRs) and foreign securities (up to 20% of net assets), including those of issuers located in emerging markets, real estate investment trust (REITs) and securities of other investment companies, including open-end funds, closed-end funds, exchange traded funds (ETFs) and business development companies (BDCs), in keeping with the Portfolio’s objectives.
The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
45 Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Value Portfolio – Summary

•
Other Investment Companies Risk – The Portfolio will indirectly bear its pro rata portion of the expenses of the investment companies in which it invests, including advisory fees, in addition to the direct expenses of the Portfolio. The expenses associated with some business development companies may be significant. Investments in other investment companies are subject to market and selection risks, and generally entail the same risks as the underlying securities held by them. ETFs, closed-end funds and BDCs are also subject to the risk that their market prices may trade at a premium or a discount to their net asset value, which means the Portfolio will overpay for a fund’s assets if it is trading at a premium and will get less than the value of the fund’s assets when selling if it is trading at a discount. An active trading market for an ETF, closed-end fund or BDC may not be developed or maintained. In the event of a trading halt by the exchange, the Portfolio would be unable to sell its ETF, closed-end or BDC shares unless and until trading is resumed. BDCs invest in small and medium-sized private companies that may not have access to public equity markets. As a result, a BDC’s portfolio may be less liquid, may be more adversely affected by poor economic or market conditions, and may be adversely affected by risks associated with industries and sectors in which portfolio companies may concentrate.
•
REITs Risk – REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small Cap Company Risk – Investing in small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company's securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.
Northwestern Mutual Series Fund, Inc. Prospectus 46

Small Cap Value Portfolio – Summary

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	28.62%
Worst Quarter	1st quarter, 2020	-31.21%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Small Cap Value Portfolio	9.29%	12.16%	9.78%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average (reflects deductions for fees and expenses)	3.46%	8.72%	8.17%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio Manager: J. David Wagner, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 2000 and has managed the Portfolio since 2014.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
47 Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.04%
Total Annual Portfolio Operating Expenses(1)	0.63%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20.83% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the United States. The Portfolio may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The adviser normally invests the Portfolio’s assets primarily in foreign common stocks and American Depositary Receipts (ADRs) and other depositary receipts. While the adviser normally allocates the Portfolio’s assets across different countries and regions, the Portfolio may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region. The Portfolio invests primarily in large capitalization companies, but may invest in companies of any size. Although the Portfolio primarily invests its assets in issuers located outside the U.S., it also invests in U.S. issuers.
The adviser invests the Portfolio’s assets in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. In buying and selling securities for the Portfolio, the adviser relies on fundamental analysis, which involves a “bottom up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. While the Portfolio does not seek to focus its investments in any particular sector, the Portfolio may at times have a relatively high percentage of its assets invested in a particular sector as a result of the adviser’s stock selection process.
The Portfolio may reduce or sell its position in a particular holding when the adviser believes a stock is fully valued, the conditions upon which the adviser based its original investment thesis no longer holds true, or due to portfolio construction considerations.
Northwestern Mutual Series Fund, Inc. Prospectus 48

International Growth Portfolio – Summary

PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They, and other similar depositary receipts, are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs or other depositary receipts.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
•
Geographic Focus Risk – To the extent a relatively large percentage of the Portfolio’s assets are invested in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be more volatile than that of a more geographically diversified fund, and the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
•
Investment Style Risk – A portfolio managed using a growth style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have
49 Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	17.75%
Worst Quarter	3rd quarter, 2011	-19.53%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
International Growth Portfolio	17.91%	12.11%	7.39%
MSCI EAFE® Growth Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	18.29%	10.50%	7.51%
MSCI EAFE® Growth Index (Gross)[1] (reflects no deduction for fees, expenses or taxes)	18.68%	10.93%	7.91%
MSCI® All Country World (ex-US) Growth Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	22.20%	11.97%	6.94%
Lipper® Variable Insurance Products (VIP) International Large Cap Growth Funds Average (reflects deductions for fees and expenses)	18.19%	10.69%	6.95%
1   With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® EAFE (Europe-Australasia-Far East) Growth Index net of withholding taxes on reinvested dividends rather than the MSCI® EAFE (Europe-Australasia-Far East) Growth Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: FIAM LLC (FIAM)
Portfolio Manager: Jed Weiss, Portfolio Manager, began managing the Portfolio in 2015.
Northwestern Mutual Series Fund, Inc. Prospectus 50

International Growth Portfolio – Summary

TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
51 Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.04%
Total Annual Portfolio Operating Expenses(1)	0.81%
Fee Waiver(2)	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.76%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$78	$254	$445	$997
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24.96% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio normally invests primarily in foreign equity securities, including emerging market equity securities. The Portfolio normally invests its assets across different industries, sectors, countries, and regions, but the Portfolio may invest a significant percentage of its assets in issuers in a single industry, sector, country, or a particular geographic region.
In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. The adviser generally manages the Portfolio to align with the MSCI EAFE® (Europe-Australasia-Far East) Index (the “Index”) with respect to sector weightings. The Portfolio does not, as a matter of policy, concentrate in any particular industry. The Portfolio is not constrained by any particular investment style. The adviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Portfolio’s investments in equity securities may include securities of companies of any capitalization level, and could include common stocks, preferred stocks, securities convertible into stock and American Depositary Receipts (ADRs) and other depositary receipts for those securities.
Northwestern Mutual Series Fund, Inc. Prospectus 52

Research International Core Portfolio – Summary

The adviser uses an active “bottom up” investment approach to buying and selling investments for the Portfolio, which emphasizes individual stock selection. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. The adviser may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis where the adviser believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices . Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors, may also be considered.
The adviser may sell securities for a variety of reasons such as to seek to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They, and other similar depositary receipts, are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs or other depositary receipts.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
•
Investment Style Risk – A portfolio managed using a particular style of investing, such as growth or value or a combination of both, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
53 Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio – Summary

•
Liquidity Risk – Markets for small cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.
Northwestern Mutual Series Fund, Inc. Prospectus 54

Research International Core Portfolio – Summary

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	16.69%
Worst Quarter	1st quarter, 2020	-19.69%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Research International Core Portfolio	13.46%	9.76%	6.21%
MSCI® All Country World (ex-US) Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
MSCI® All Country World (ex-US) Index (Gross)[1] (reflects no deduction for fees, expenses or taxes)	11.13%	9.44%	5.40%
MSCI EAFE® Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	7.82%	7.45%	5.51%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average (reflects deductions for fees and expenses)	6.85%	6.67%	4.90%
1   With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Massachusetts Financial Services Company (MFS®)
Portfolio Managers: Victoria Higley, Investment Officer of MFS, has managed the Portfolio since 2016.
Camille Humphries Lee, CFA, Investment Officer of MFS, has managed the Portfolio since 2018.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
55 Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.66%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.68%
Fee Waiver(2)	(0.14)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.54%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$203	$365	$833
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64.53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio may purchase securities in any foreign country, including those with developed markets and emerging markets. From time to time, based on economic conditions, the Portfolio may have significant investments in one or more countries, a geographic region, or in particular sectors. The Portfolio invests primarily in foreign common stocks, and may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts.
The Portfolio’s investments in equity securities may include small, medium and large capitalization issues that the Portfolio’s adviser believes are undervalued. The strategy for the Portfolio will reflect a “bottom up”, value oriented and long-term investment philosophy. In choosing equity investments, the adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered. In determining whether a company is located in a country “outside” the U.S., the Portfolio’s adviser considers a variety of factors, such as location of company management, location of the exchange on which the company’s stock is primarily traded, sources of revenue, and reporting currency.
Northwestern Mutual Series Fund, Inc. Prospectus 56

International Equity Portfolio – Summary

The adviser may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the adviser believes another security provides a more attractive investment opportunity.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They, and other similar depositary receipts, are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs or other depositary receipts.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.
•
Equity Securities Risk – The value of equity securities, such as common stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
•
Investment Style Risk – A portfolio managed using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
57 Northwestern Mutual Series Fund, Inc. Prospectus

International Equity Portfolio – Summary

•
Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an additional index of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	13.65%
Worst Quarter	1st quarter, 2020	-24.42%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
International Equity Portfolio	-2.71%	3.12%	3.26%
MSCI® All Country World (ex-US) Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	10.65%	8.93%	4.92%
MSCI® All Country World (ex-US) Index (Gross)[1] (reflects no deduction for fees, expenses or taxes)	11.13%	9.44%	5.40%
MSCI EAFE® Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	7.82%	7.45%	5.51%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Value Funds Average (reflects deductions for fees and expenses)	1.80%	5.08%	3.71%
1   With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Templeton Investment Counsel, LLC (Templeton)
Portfolio Manager: Antonio T. Docal, CFA, President, Director of Portfolio Management for Templeton’s Global Equity Group, joined Templeton in 2001 and has been a portfolio manager of the Portfolio since December 2014.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 58

Emerging Markets Equity Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.05%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.05%
Total Annual Portfolio Operating Expenses(1)	1.10%
Fee Waiver(2),(3)	(0.17)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2),(3)	0.93%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
(3)
Restated to reflect current expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$95	$333	$590	$1,325
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31.14% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of issuers that are tied economically to emerging market countries. The Portfolio invests primarily in common stocks, but may also invest in other types of equity securities, including but not limited to, preferred stocks and American Depositary Receipts (ADRs) and other depositary receipts for those securities.
Emerging market countries include countries determined by the Portfolio’s adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company
•
is organized under the laws of, or has its principal office in an emerging market country;
•
has its principal securities trading market in an emerging market country; and/or
59 Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

•
derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.
The Portfolio may also invest in equity securities of issuers that are not tied economically to emerging market countries. Such investments will not exceed 20% of the net assets of the Portfolio. The Portfolio may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Portfolio typically has full currency exposure to those markets in which it invests.
The Portfolio may invest in companies of any size. The Portfolio may invest in securities of any market sector and, from time to time, as a result of the adviser’s stock selection process, may hold a significant amount of securities of companies within a single sector. The adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region.
The adviser employs a fundamental “bottom up” equity investment style, which is based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the adviser seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion. The adviser also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management including those risks often referred to as environmental, social and governance factors (“ESG”). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, the adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the adviser’s quality rating for all companies. Examples of ESG factors considered by the adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. In the price filter, the adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments.
The Portfolio may sell a security when the adviser perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
ADR Risk – ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to dividends and capital gains on the underlying foreign shares. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. They, and other similar depositary receipts, are subject to many of the risks associated with direct investments in the foreign securities, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. The Portfolio is also subject to fees and the credit risk of the financial institution holding the ADRs or other depositary receipts.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities or in foreign, developed countries. This risk is due to smaller markets, illiquidity, significant price and market volatility, currency, interest rate and commodity price fluctuations, restrictions on foreign investment, changes in tax policy, differing securities market structures, higher transaction costs, and various administrative difficulties, such as delays in executing, clearing and settling portfolio transactions or in receiving payment of dividends.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
Northwestern Mutual Series Fund, Inc. Prospectus 60

Emerging Markets Equity Portfolio – Summary

•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
•
Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Liquidity Risk – Markets for small and micro cap stocks and foreign securities, in particular emerging markets securities, may be less liquid than markets for larger cap stocks and domestic securities, and therefore may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Portfolio.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
Sector Focus Risk – To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Prior to March 24, 2017, the sub-adviser to the Portfolio was different. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.
61 Northwestern Mutual Series Fund, Inc. Prospectus

Emerging Markets Equity Portfolio – Summary

	Quarter/Year	Return
Best Quarter	4th quarter, 2020	26.43%
Worst Quarter	1st quarter, 2020	-26.40%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Emerging Markets Equity Portfolio	26.86%	12.97%	3.33%
MSCI® Emerging Markets Index (Net)[1] (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	18.31%	12.81%	3.63%
MSCI® Emerging Markets Index (Gross)[1] (reflects no deduction for fees, expenses or taxes)	18.69%	13.22%	4.00%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average (reflects deductions for fees and expenses)	18.91%	12.68%	3.80%
1   With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® Emerging Markets Index net of withholding taxes on reinvested dividends rather than the MSCI® Emerging Markets Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Aberdeen Asset Managers Limited (“Aberdeen”)
Portfolio Managers: The Portfolio is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Portfolio:
Devan Kaloo, Global Head of Equities/ Head of Global Emerging Markets Equities, has managed the Portfolio since 2017.
Joanne Irvine, Head of Emerging Markets (ex-Asia), has managed the Portfolio since 2017.
Kristy Fong, CFA, Senior Investment Director on the Asian Equities Team, has managed the Portfolio since February 2021.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 62

Government Money Market Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.33%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418
PRINCIPAL INVESTMENT STRATEGIES
As a government money market portfolio, the Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio may invest 100% of its total assets in such repurchase agreements. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The Portfolio seeks to maintain a net asset value of $1.00 per share.
PRINCIPAL RISKS
The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The securities selected for the Portfolio may underperform the markets, relevant indices, or securities selected by other funds with similar investment objectives and investment strategies.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a repurchase agreement is unwilling or unable to meet its financial obligations.
•
Income Risk – The risk that the Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A low or negative interest rate environment poses additional risks to the Portfolio. Low yields on the Portfolio’s holdings may have an adverse
63 Northwestern Mutual Series Fund, Inc. Prospectus

Government Money Market Portfolio – Summary

impact on the Portfolio’s ability to provide a positive yield to its shareholders or pay expenses out of Portfolio assets. Additionally, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period you are invested in the Portfolio.
•
Liquidity Risk – Investments for the Portfolio may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn. The liquidity requirements applicable to government money market funds are designed to help mitigate the potential impact of these risks.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Repurchase Agreements Risk – If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside of the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.
•
Stable Net Asset Value Risk – The Portfolio may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
•
Variable and Floating Rate Instrument Risk – Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
•
When-Issued and Delayed Delivery Transactions Risk – When issued and delayed delivery securities involve the risk that the security will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain the security’s price.
You could lose money by investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Northwestern Mutual Series Fund, Inc. Prospectus 64

Government Money Market Portfolio – Summary

PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods. Returns are based on past results and are not an indication of future performance. Prior to May 1, 2016, the Portfolio operated as a prime money market fund and invested in certain types of securities that the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2019	0.54%
Worst Quarter	4th quarter, 2020	0.00%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Govt Money Market Portfolio	0.31%	0.90%	0.50%
For the seven-day period ended March 31, 2021, the Government Money Market Portfolio’s yield was0.00%.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: BlackRock Advisors, LLC
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
65 Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.33%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.06%
Total Annual Portfolio Operating Expenses(1)	0.39%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49.26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/ high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. Also, the Portfolio may invest up to 20% of net assets in foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio may consist of both U.S. dollar and non-U.S. dollar denominated securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s effective dollar-weighted average maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio’s mortgage-related securities investments may include collateralized mortgage obligations as well as commercial and residential mortgage-backed securities. The Portfolio’s investments in asset-backed securities include asset-backed auto loans. The Portfolio may also invest in Rule 144A securities. The Portfolio may also utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as to hedge foreign currency exposure. The Portfolio may invest in swap agreements, including the purchase or sale of credit default swaps and interest rate swaps (to take a position on interest rates moving either up or down) in keeping with its investment objective. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.
Northwestern Mutual Series Fund, Inc. Prospectus 66

Short-Term Bond Portfolio – Summary

The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on its economic outlook. The bottom up investment approach focuses on fundamental research of individual issuers.
Investment decisions reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the Portfolio may invest.
The adviser may sell a portfolio security for a variety of reasons, such as to adjust the Portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.
•
Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
LIBOR Transition Risk – The risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Portfolio may utilize LIBOR as their reference or benchmark rate. LIBOR is
67 Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and derivatives. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Portfolio.
•
Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mortgage- and Asset-Backed Securities Risk – The Portfolio invests in collateralized mortgage obligations, mortgage-backed securities and asset-backed securities. Mortgage-related and other asset-backed securities are subject to interest rate risk, credit risk and liquidity risk as well as additional risks including prepayment and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed auto loans are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles and may be subject to heightened credit risk.
•
Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are
Northwestern Mutual Series Fund, Inc. Prospectus 68

Short-Term Bond Portfolio – Summary

based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	4.14%
Worst Quarter	1st quarter, 2020	-1.52%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Short-Term Bond Portfolio	4.29%	2.60%	1.72%
Bloomberg Barclays® 1-3 Year U.S. Government/ Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.33%	2.21%	1.60%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average (reflects deductions for fees and expenses)	3.17%	2.20%	1.66%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio Manager: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee, joined T. Rowe Price in 1996 and has managed the Portfolio since 2015.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
69 Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

INVESTMENT OBJECTIVE
The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.02%
Total Annual Portfolio Operating Expenses(1)	0.32%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.31%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$32	$102	$179	$405
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 340.13% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio invests primarily in U.S Government obligations, mortgage-backed securities, including commercial mortgage-backed securities, collateralized mortgage obligations, corporate bonds, and asset-backed securities. To-be-announced mortgage-backed securities issued by a Federal agency and mortgage dollar rolls may also be used. The Portfolio may invest in Rule 144A securities. Also, the Portfolio may invest up to 20% of net assets in foreign securities, consistent with its investment objectives. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration that is within 10% of the
Northwestern Mutual Series Fund, Inc. Prospectus 70

Select Bond Portfolio – Summary

Bloomberg Barclays® U.S. Aggregate Index, which had a duration of 6.4 years as of March 31, 2021. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. The Portfolio does not target an average effective maturity.
The adviser uses a fundamental, relative value investment approach to construct the portfolio of investments. The adviser invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The adviser may engage in active and frequent trading of portfolio securities to achieve its investment objectives.
The adviser may sell a portfolio security that has achieved its desired return or if the adviser believes the security or its sector has become overvalued. The adviser may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.
•
Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.
•
High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.
•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
Liquidity Risk – Fixed income investments, including Rule 144A securities, may be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
71 Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including mortgage dollar rolls, include interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. To-be-announced mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
•
Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	4.30%
Worst Quarter	4th quarter, 2016	-2.79%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Select Bond Portfolio	8.98%	4.75%	3.95%
Bloomberg Barclays® U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average (reflects deductions for fees and expenses)	8.27%	4.55%	3.88%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Wells Capital Management, Inc. (WellsCap)
Portfolio Managers: Maulik Bhansali, CFA, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2001 and has co-managed the Portfolio since October 2017.
Jarad Vasquez, Senior Portfolio Manager at WellsCap, has been with WellsCap since 2007 and has co-managed the Portfolio since October 2017.
Northwestern Mutual Series Fund, Inc. Prospectus 72

Select Bond Portfolio – Summary

TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
73 Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.40%
Total Annual Portfolio Operating Expenses(1)	0.94%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the expense reimbursement agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 157.15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, subject to the quality restrictions described below. Mortgage-related securities may include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls. The Portfolio may also invest up to 10% of its net assets in preferred stocks.
The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or interest rate swap agreements (to take a position on interest rates moving either up or down), or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and the Fund’s policies. The adviser may invest in derivatives at any time it deems appropriate. It will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments or to adjust the overall duration of the Portfolio. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. government bond funds that do not use derivatives.
Northwestern Mutual Series Fund, Inc. Prospectus 74

Long-Term U.S. Government Bond Portfolio – Summary

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.
The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality. If a downgrade in the rating of a security in which the Portfolio is invested causes it to fall outside these parameters, the adviser will sell the impacted security as soon as reasonably practicable. In addition, with respect to the Portfolio’s investments in fixed income securities that are not U.S. Government Securities, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the adviser to be of comparable quality, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality.
The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract is unwilling or unable to meet its financial obligations.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.
•
High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.
•
Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.
75 Northwestern Mutual Series Fund, Inc. Prospectus

Long-Term U.S. Government Bond Portfolio – Summary

•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.
•
LIBOR Transition Risk – The risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Portfolio may utilize LIBOR as their reference or benchmark rate. LIBOR is used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and derivatives. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Portfolio.
•
Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
•
Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.
•
Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
•
Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
Northwestern Mutual Series Fund, Inc. Prospectus 76

Long-Term U.S. Government Bond Portfolio – Summary

•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
•
When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment expense.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	3rd quarter, 2011	22.86%
Worst Quarter	4th quarter, 2016	-11.41%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Long-Term U.S. Government Bond Portfolio	17.37%	7.33%	7.25%
Bloomberg Barclays® Long-Term U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	17.70%	7.85%	7.80%
Morningstar® US Insurance Fund Long Government Average (reflects deductions for fees and expenses)	16.43%	7.18%	7.36%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)
Portfolio Managers: Stephen Rodosky, joined PIMCO in 2001 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since 2007.
Michael Cudzil, joined PIMCO in 2012 and is a Managing Director in PIMCO’s Newport Beach office. He has managed the Portfolio since February 2016.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
77 Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to pursue total return using a strategy that seeks to protect against U.S. inflation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	0.59%
Fee Waiver(2)	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.56%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$57	$186	$326	$735
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56.24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation (as measured by the change in the Consumer Price Index over time), under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments, and may include those located in emerging markets. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, including commercial mortgage-backed securities and agency mortgage-backed securities, and asset-backed securities, whether issued by the
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Inflation Protection Portfolio – Summary

U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) or, if unrated, determined by the Portfolio’s adviser to be of comparable quality.
Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity. Because the number of inflation-indexed debt securities issued by entities is limited, at times the Portfolio may have a substantial position in non-inflation-indexed securities. To seek to reduce the impact of this limitation, the adviser may purchase (long) inflation swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities.
The adviser is not limited to a specific weighted average maturity or duration range. However, the adviser monitors the Portfolio’s weighted average maturity and duration and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.
The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency by utilizing forward foreign currency exchange contracts to seek to reduce the risk of loss due to fluctuations in the currency exchange rates. The Portfolio may also use interest rate futures to adjust overall interest rate exposure when the adviser deems it to be advantageous.
The Portfolio may sell a security for a variety of reasons, including its assessment of the security’s relative attractiveness in light of its evaluation of current economic conditions or the risk of inflation, or to manage the Portfolio’s maturity and credit quality standards.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective and there is no guarantee of inflation protection. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.
•
Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations. In addition, unlike debt instruments issued by the U.S. Treasury, inflation-linked bonds issued by corporations or foreign governments do not generally provide principal protection, and in a deflationary environment, such bonds may result in the loss of principal.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract, the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, liquidity risks and the risk of missed opportunities in other investments. The Portfolio's purchase of swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk..
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value
79 Northwestern Mutual Series Fund, Inc. Prospectus

Inflation Protection Portfolio – Summary

relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation. To the extent that the Portfolio holds investments in non-inflation-linked debt securities, as noted above, that portion of the Portfolio will not be automatically protected from inflation.
•
Interest Rate Risk – Prices of fixed income instruments, including inflation-indexed debt securities, generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio's fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mortgage- and Asset-Backed Securities Risk – The Portfolio invests in collateralized mortgage obligations, mortgage-backed securities, including commercial mortgage-backed securities, and asset-backed securities. Mortgage-related and other asset-backed securities are subject to interest rate risk, credit risk and liquidity risk as well as additional risks including prepayment and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
•
Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a
Northwestern Mutual Series Fund, Inc. Prospectus 80

Inflation Protection Portfolio – Summary

peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	6.08%
Worst Quarter	2nd quarter, 2013	-6.92%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Inflation Protection Portfolio	9.57%	4.75%	3.43%
Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	10.99%	5.08%	3.81%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average (reflects deductions for fees and expenses)	10.26%	4.90%	3.46%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: American Century Investment Management, Inc. (American Century)
Portfolio Managers: Brian Howell, Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1996 and has managed the Portfolio since 2008.
James E. Platz, CFA, Vice President and Portfolio Manager, has served American Century as a portfolio manager since 2003 and has managed the Portfolio since 2008.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served American Century as a portfolio manager since 1991 and has managed the Portfolio since 2007.
Miguel Castillo, Portfolio Manager, has served American Century as a portfolio manager since 2014 and has managed the Portfolio since 2015.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
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High Yield Bond Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve high current income and capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.03%
Total Annual Portfolio Operating Expenses(1)	0.45%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41.68% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are generally securities rated below investment grade by major credit rating agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. There is no minimal acceptable rating for a security to be purchased or held by the Portfolio. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio consist primarily of U.S. dollar denominated securities but may also include non-U.S. dollar denominated securities.
The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio.
The adviser selects securities that it believes have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The adviser’s securities selection process consists of a credit-intensive, fundamental analysis of the issuer. The adviser’s analysis focuses on the issuer’s financial condition, business and product strength, competitive position and management expertise. Further, the adviser considers current economic, financial market and industry factors, which may affect the issuer. The adviser does not limit the Portfolio’s investments to securities of a particular maturity range and does not target an average effective maturity or duration.
In addition, as part of its security selection process, among other factors, the adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Portfolio may invest. Examples of ESG factors that may be considered include, but are not limited to, carbon emissions, waste and harmful substance management, product and employee safety, human capital management and labor relations, and
Northwestern Mutual Series Fund, Inc. Prospectus 82

High Yield Bond Portfolio – Summary

corporate governance structure and oversight. Specific factors and the weight given to those factors will vary relative to the material impact it may have on the risk assessment of the issuer. The adviser may also consider information derived from active engagement conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the adviser as an additional input to Portfolio risk/return characteristics.
The adviser strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes the adviser’s conclusion.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser's quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged, and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
Liquidity Risk – High yield debt securities may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
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High Yield Bond Portfolio – Summary

PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	10.08%
Worst Quarter	1st quarter, 2020	-12.32%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
High Yield Bond Portfolio	6.64%	7.88%	6.28%
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	7.05%	8.57%	6.79%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average (reflects deductions for fees and expenses)	4.99%	6.88%	5.78%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Federated Investment Management Company (Federated)
Portfolio Manager: Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has been with Federated since 1982 and has managed the Portfolio since 2014.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 84

Multi-Sector Bond Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek maximum total return, consistent with prudent investment management.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.05%
Total Annual Portfolio Operating Expenses(1)	0.82%
Fee Waiver(2)	(0.09)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.73%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$75	$253	$446	$1,005
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30.15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including the purchase or sale of credit default swaps, and interest rate swaps (to take a position on interest rates moving either up or down). The average portfolio duration of the Portfolio normally varies from three to eight years, based on the adviser’s forecast for interest rates. Duration is a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.
The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. High yield securities, commonly referred to as “junk” bonds, are non-investment grade securities. A security is considered to be non-investment grade when it is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch) or if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated
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Multi-Sector Bond Portfolio – Summary

securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets. The Portfolio may invest in illiquid securities. The Portfolio may also invest up to 10% of its net assets in preferred stocks.
The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements including the purchase or sale of credit defaults swaps, and interest rate swaps (to take a position on interest rates moving either up or down), in municipal bonds, contingent convertible securities, or in mortgage- or asset-backed securities, subject to the Portfolio’s objective and policies. The Portfolio may utilize currency forwards and currency options to manage or hedge currency exposure. The Portfolio may invest in mortgage- or asset-backed securities which are non-investment grade. Mortgage-backed securities may include residential and commercial mortgage-backed securities issued by a Federal agency and private label residential and commercial mortgage-backed securities. The adviser may invest in derivatives at any time it deems appropriate, generally when relative value and liquidity conditions make these investments more attractive relative to cash bonds.
The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution, and which must be purchased in the market at a later date and returned to the lender. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its net assets in fixed- and floating-rate loans, including senior loans, and such investments may be in the form of loan participations and assignments. Senior loans are considered speculative instruments.
The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from a decrease in interest rates or improving credit fundamentals for a particular sector or security. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements.
In selecting securities for a Portfolio, the adviser develops an outlook for interest rates, foreign currency exchange rates and the economy, analyzes credit and call risks, which involves both macro and fundamental analysis. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.
The adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.
The Portfolio may sell a position when, in the adviser’s opinion, it no longer represents a good value, when a superior risk/return opportunity exists in a substitute position, or when it no longer fits within the Portfolio’s macroeconomic or structural strategy.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
•
Contingent Convertible Securities Risk – Investing in convertible contingent securities may subject the Portfolio to the risk of the occurrence of a triggering event which, depending on the underlying circumstances, may result in the issuer converting the security to an equity interest or writing down the principal value of such securities (either partially or in full). In addition, coupons associated with contingent convertible securities are typically fully discretionary, and coupon payments can be deferred or cancelled by the issuer without causing an event of default.
•
Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.
Northwestern Mutual Series Fund, Inc. Prospectus 86

Multi-Sector Bond Portfolio – Summary

•
Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. The derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of misplacing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
•
Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.
•
Foreign Currency Risk – The risk that foreign (non-U.S. dollar) currency denominated securities, or derivatives that provide exposure to foreign currencies, may be adversely affected by decreases in foreign currency values relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Investments in securities subject to foreign currency risk may have more rapid and extreme changes in value or more losses than investments in U.S. dollar denominated securities.
•
Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from, and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio's investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.
•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Inflation Risk – Your investment in the Portfolio may not provide enough income to keep pace with inflation.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
•
Issuer Risk – The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•
Leverage Risk – Certain transactions, such as when issued, delayed delivery or forward commitments transactions, or the use of derivative transactions, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged.
•
LIBOR Transition Risk – The risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Portfolio may utilize LIBOR as their reference or benchmark rate. LIBOR is used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate
87 Northwestern Mutual Series Fund, Inc. Prospectus

Multi-Sector Bond Portfolio – Summary

and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and derivatives. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Portfolio.
•
Loan Risk – The risks associated with investing in fixed- and floating-rate loans, including senior loans, through loan participations and assignments or otherwise, can include credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender. With respect to senior loans, there may also be heightened credit risk to the extent such loans are below investment grade and made to less creditworthy companies. Senior loans that are considered to be “covenant-lite” offer less protection to the loan holder and may have increased credit risk and call risk.
•
Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn or when investing in emerging markets.
•
Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, prepayment risk and extension risk. Privately-issued mortgage-backed securities carry a heightened risk of nonpayment because there are no direct or indirect government or agency guarantees of payments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. Investments in mortgage-related and other asset-backed securities that are non-investment grade may have heightened liquidity risk.
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Municipal Securities Risk – The value of municipal securities in which the Portfolio invests may be more sensitive to certain adverse conditions than other fixed income securities and the yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain municipal securities may be or become highly illiquid. Illiquidity may be exacerbated from time to time by market or economic events. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks.
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Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
•
Short Sale Risk – The risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
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Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
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U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
Northwestern Mutual Series Fund, Inc. Prospectus 88

Multi-Sector Bond Portfolio – Summary

•
When Issued, Delayed Delivery and Forward Commitment Risk – When issued, delayed delivery purchases and forward commitment transactions involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio’s overall investment expense.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance, the returns of an equally weighted blend of certain indices of securities with characteristics similar to those that the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio.Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	10.18%
Worst Quarter	1st quarter, 2020	-10.35%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Multi-Sector Bond Portfolio	6.13%	7.54%	5.60%
Bloomberg Barclays® Global Credit Hedged USD Index (reflects no deduction for fees, expenses or taxes)	7.53%	6.32%	5.48%
1/3 each: Bloomberg Barclays® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JP Morgan® EMBI Global	6.60%	6.84%	6.06%
Lipper® Variable Insurance Products (VIP) Multi- Sector Income Funds (reflects deductions for fees and expenses)	7.76%	5.40%	4.56%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: Pacific Investment Management Company LLC (PIMCO)
Portfolio Managers: Eve Tournier, Managing Director of PIMCO, joined PIMCO in 2008 and has managed the Portfolio since 2010.
Daniel J. Ivascyn, Group Chief Investment Officer and Managing Director of PIMCO, joined PIMCO in 1998 and has managed the Portfolio since May 2016.
Alfred T. Murata, Managing Director of PIMCO, joined PIMCO in 2001 and has managed the Portfolio since May 2016.
Sonali Pier, Executive Vice President of PIMCO, joined PIMCO in 2013 and has managed the Portfolio since May 2018.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
89 Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.44%
Total Annual Portfolio Operating Expenses(1)	0.75%
Fee Waiver(2)	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.50%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$215	$392	$907
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27.91% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.
The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:
Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
35 – 55%	40 – 60%	0 – 20%
Northwestern Mutual Series Fund, Inc. Prospectus 90

Balanced Portfolio – Summary

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.
The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.
In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 25% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investment in other Underlying Portfolios.
Through its investments in the equity and international Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.
The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits.
When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions, as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The adviser may purchase ultra-short bond ETFs as a cash equivalent investment in order to enhance short duration returns. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.
The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities, but who also want the income potential of bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
91 Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

•
Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
•
Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. Investing in ultra-short bond ETFs as a cash alternative may pose greater risk than investment in other cash equivalents, such as a money market mutual fund, including risks associated with the credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.
•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.
Northwestern Mutual Series Fund, Inc. Prospectus 92

Balanced Portfolio – Summary

•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.
•
Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.
•
Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
•
Sector Focus Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
93 Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	11.69%
Worst Quarter	1st quarter, 2020	-10.77%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Balanced Portfolio	12.49%	8.86%	7.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Bloomberg Barclays® U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Balanced Portfolio Blended Composite Benchmark: Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%)	13.10%	9.31%	7.96%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average (reflects deductions for fees and expenses)	10.63%	8.33%	7.49%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Average (reflects deductions for fees and expenses)	8.89%	7.10%	6.24%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: James Fleming, CFA, Vice President and Team Leader of MSA, joined MSA in 2008 and has managed the Portfolio since July 2020.
Rodney Schmucker, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since July 2020.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 94

Asset Allocation Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.53%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.50%
Total Annual Portfolio Operating Expenses(1)	1.07%
Fee Waiver(2)	(0.48)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.59%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$293	$544	$1,262
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28.51% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Investing in the stock, bond and money market sectors, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.
The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to the following benchmarks:
Equity Exposure	Fixed Income or Debt Exposure	Cash Equivalents
55 – 75%	25 – 45%	0 – 15%
95 Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

These benchmarks are not minimum and maximum limits and the adviser, in pursuit of total return, may invest a greater or lesser percentage in any component.
The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity of a portfolio’s fixed income securities to changes in interest rates) and maturity of the Underlying Portfolio, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.
In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio, except that no more than 20% of the Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Portfolio may invest up to 30% of its assets in international Underlying Portfolios. The Portfolio may have exposure to high yield debt securities (so called “junk bonds”) and foreign investments in excess of these limits from time to time through its investments in other Underlying Portfolios.
Through its investments in the equity Underlying Portfolios, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.
The cash equivalent portion of the Portfolio may include, but is not limited to, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptance, certificates of deposit and time deposits.
When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures and exchange-traded funds (“ETFs”) and, to a lesser extent, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors or regions as alternatives to investments in Underlying Portfolios, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. The adviser may purchase ultra-short bond ETFs as a cash equivalent investment in order to enhance short duration returns. The ETFs in which the Portfolio may invest are not portfolios of Northwestern Mutual Series Fund, Inc.
The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both. The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
Northwestern Mutual Series Fund, Inc. Prospectus 96

Asset Allocation Portfolio – Summary

•
Asset Allocation Risk – This Portfolio allocates its investments between stock, bond and money market sectors, certain securities and among Underlying Portfolios, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio is unwilling or unable to meet its financial obligations.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
•
Equity Securities Risk – The value of equity securities held through the Underlying Portfolios, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. Investing in ultra-short bond ETFs as a cash alternative may pose greater risk than investment in other cash equivalents, such as a money market mutual fund, including risks associated with the credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
•
Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios. Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio. Changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ expenses.
•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio.
97 Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio has exposure have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.
•
Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
•
Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.
•
Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
•
Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
•
Sector Focus Risk – To the extent the Portfolio invests in Underlying Portfolios with a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
Northwestern Mutual Series Fund, Inc. Prospectus 98

Asset Allocation Portfolio – Summary

•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance for both equity and fixed income securities, the returns of a composite of indices of securities with characteristics similar to those the Portfolio typically holds, and the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance.Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	14.30%
Worst Quarter	1st quarter, 2020	-14.95%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Asset Allocation Portfolio	13.43%	10.10%	8.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Bloomberg Barclays® U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Asset Allocation Portfolio Blended Composite Benchmark: Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000® Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%)	14.58%	10.78%	9.16%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average (reflects deductions for fees and expenses)	11.79%	9.26%	8.47%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Average (reflects deductions for fees and expenses)	11.52%	9.07%	8.22%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC (MSA)

Portfolio Managers: James Fleming, CFA, Vice President and Team Leader of MSA, joined MSA in 2008 and has managed the Portfolio since July 2020.
Rodney Schmucker, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since July 2020.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 100 of the Northwestern Mutual Series Fund, Inc. Prospectus.
99 Northwestern Mutual Series Fund, Inc. Prospectus

SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS
Tax Information: Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolios nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

INTRODUCTION
Northwestern Mutual Series Fund, Inc. (the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (each, a “Portfolio” and collectively the “Portfolios”) and in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.
Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. To assist in managing certain Portfolios, Mason Street Advisors has retained certain sub-advisers (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”). Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.
Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. You can find a summary of each Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks, performance, and other important information under the “PORTFOLIO SUMMARIES” section of this Prospectus. For additional information about the Portfolios’ investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.
This Prospectus contains important information you should review before investing in a Portfolio. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 100

MORE ABOUT INVESTMENT STRATEGIES AND RISKS
General Information
This section includes information about the investment objectives and policies of the Portfolios and certain information about investing in the Portfolios. This section also includes additional information about the principal investment strategies of the Portfolios and associated risks described in the “PORTFOLIO SUMMARIES” section of this Prospectus. Although one or more Portfolios may employ the strategies described below as principal investment strategies, each other Portfolio may employ such strategies as non-principal strategies, unless otherwise noted. The Fund’s Statement of
Additional Information contains more detailed information about the investment strategies, securities and techniques that may be used by the Portfolios.
Investment Objectives. The table below lists the investment objective(s) of each Portfolio. The investment objective(s) of each of the Portfolios is non-fundamental, which means that it may be changed by the Fund’s Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Portfolio	Objective	Portfolio	Objective
Growth Stock	Long-term growth of capital. Current income is a secondary objective.	International Growth	Long-term growth of capital.
Focused Appreciation	Long-term growth of capital.	Research International Core	To seek capital appreciation.
Large Cap Core Stock	Long-term growth of capital and income.	International Equity	Long-term growth of capital. Any income realized will be incidental.
Large Cap Blend	Long-term growth of capital and income.	Emerging Markets Equity	To seek capital appreciation.
Index 500 Stock	To approximate the performance of the S&P 500® Composite Stock Price Index.	Government Money Market	Maximum current income to the extent consistent with liquidity and stability of capital.
Large Company Value	Long-term capital growth. Income is a secondary objective.	Short-Term Bond	To seek as high a level of current income as is consistent with prudent investment risk.
Domestic Equity	Long-term growth of capital and income.	Select Bond	To seek as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ equity.
Equity Income	Long-term growth of capital and income.	Long-Term U.S. Government Bond	To seek maximum total return, consistent with preservation of capital and prudent investment management.
Mid Cap Growth Stock	Long-term growth of capital.	Inflation Protection	To pursue total return using a strategy that seeks to protect against U.S. inflation.
Index 400 Stock	To approximate the performance of the S&P® MidCap 400 Stock Price Index.	High Yield Bond	To achieve high current income and capital appreciation.
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Portfolio	Objective	Portfolio	Objective
Mid Cap Value	Long-term capital growth. Current income is secondary objective.	Multi-Sector Bond	To seek maximum total return, consistent with prudent investment management.
Small Cap Growth Stock	Long-term growth of capital.	Balanced	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.
Index 600 Stock	To approximate the performance of the S&P® SmallCap 600 Index.	Asset Allocation	To realize as high a level of total return as is consistent with prudent investment risk.
Small Cap Value	Long-term growth of capital.
Investment Policies. Pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), each Portfolio (except the Focused Appreciation, Research International Core, Inflation Protection, Balanced, and Asset Allocation Portfolios) has adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, in one or more particular types of securities suggested by its name. The Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios each expects to invest all, or substantially all, of its assets in stocks that make up the applicable index.
In addition, effective May 1, 2016, and in connection with its conversion to a “government money market fund” under Rule 2a-7 of the 1940 Act, the Government Money Market Portfolio (formerly, the “Money Market Portfolio”) added the term “government” to its name and pursuant to Rule 35d-1 adopted a non-fundamental investment policy to invest under normal circumstances at least 80% of its net assets in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. As a “government money market fund” under Rule 2a-7, the Government Money Market Portfolio must also meet a separate requirement to invest at least 99.5% of its total assets in cash, obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Although the 99.5% requirement under Rule 2a-7 and the 80% policy under Rule 35d-1 are similar, the 99.5% requirement permits a broader range of investments than just government securities (i.e., it includes cash).
Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to its 80% investment policy.
Determining Portfolio Investment Limitations. Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets as calculated by the Portfolio for determining its net asset value per share. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.
With a change in the rating of a debt security, the Adviser will review the security’s fundamentals and determine whether it continues to be an appropriate investment for the applicable Portfolio. Except as indicated in a Portfolio’s investment strategy, a downgrade in a security’s credit quality rating is not an automatic signal to sell that security.
Market Capitalizations. The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.
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Investing Risk, In General. As with any investment, an investment in a Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in a Portfolio. Your investment in a Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. However, the value of fixed income securities may also be significantly affected by market events such as changes in interest rates, and will likely decline in a rising interest rate environment. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.
Special Market Events. The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical or other events in the future on the U.S. and other economies, the securities markets, or the Portfolios. Geopolitical and other events, including war, terrorism, natural disasters, trade disputes, recessions, public health crises and related events may lead to instability and increased market volatility, which may disrupt U.S. and world economies and markets and may have significant negative effects on the Fund and its investments. Events such as epidemics and/or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may be particularly disruptive to the global economy.
COVID-19 Coronavirus Pandemic. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the recent novel coronavirus, COVID-19, or other similarly infectious diseases, may have material adverse impacts on the Fund. The coronavirus has resulted in, among other things, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, event and service cancellations, lower consumer demand, business closures and layoffs, disruptions to supply chains and customer activity, as well as general heightened uncertainty. The impact of this virus has negatively affected and may continue to affect the economies of many nations, the global securities and financial markets, and individual companies in ways that cannot be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Additionally, the health crisis caused by the COVID-19 outbreak may exacerbate other preexisting political, social and economic risks in certain countries. Certain sectors and industries may be more significantly and negatively impacted by the disruption caused by COVID-19 and governmental responses thereto than others, including those sectors and industries which may be more vulnerable to the effects of governmental constraints imposed on travel and social interaction. To the extent that certain Portfolios of the Fund may be invested in countries, sectors, industries or companies that are more materially impacted by the virus, such positions will increase the Portfolio’s exposure to risk of loss affecting those countries, sectors, industries and companies.
Governments and central banks have responded to the COVID-19 outbreak and the economic disruption it has caused with the enactment of legislation and implementation of policies and initiatives providing for various fiscal and monetary stimulus measures, including the facilitation of financial support for affected businesses and individuals. In mid-March 2020 the U.S. Federal Reserve (“Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets.
The U.S. Congress has also moved to address the impact of the coronavirus, passing the Coronavirus Preparedness and Response Supplemental Appropriations Act of 2020, an emergency funding bill designed to support the treatment and prevent the spread of COVID-19, the Families First Coronavirus Response Act, which gives targeted economic and tax relief to both individuals and businesses, a COVID-19 stimulus package as part of the Consolidated Appropriations Act of 2021, which provides approximately $900 billion in emergency relief to individuals and businesses, and the American Rescue Plan Act of 2021, which provides approximately $1.9 trillion in spending to address the continued impact of COVID-19. These legislative initiatives provide for a variety of economic relief measures, including direct support payments to households, expansion of unemployment benefits, loans and other aid to support distressed industries and companies (including cash grants to airlines and related air
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transport service companies), and funds targeted for governmental agencies and programs facing increased demands due to the coronavirus. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Portfolios may invest and future governmental support is not guaranteed.
The projected impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable and may result in a high degree of uncertainty for potentially extended periods of time. The duration and effectiveness of responsive measures implemented by governments and central banks cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments, may contribute to the development of or result in an increase in market volatility, illiquidity and other adverse effects that could negatively impact the Fund’s performance.
Federal Reserve Actions. In mid-March 2020, the Federal Open Market Committee (“FOMC”) lowered the target range for the federal funds rate by a total of 1 ½ percentage points, from a range of 1 ½ to 1 ¾ percent to a range of 0 to ¼ percent in response to the effects of the COVID-19 pandemic on the economy. As part of its response to the financial and economic disruptions caused by the COVID-19 pandemic, the Fed, in addition to easing its stance on monetary policy, deployed various tools to promote the smooth functioning of financial markets and the flow of credit to households and businesses. See, “Investing Risk, In General – Special Market Events”, for information related to the COVID-19 pandemic, above.
In August 2020, the Fed announced updates to its Statement of Longer-Run Goals and Monetary Policy Strategy (the “Statement”) , which is the framework utilized by the Fed to develop its approach to monetary policy. In the Statement, the Fed reviewed its perspective on achieving maximum employment, emphasizing that maximum employment is a broad-based and inclusive goal and that its assessment will be informed by an evaluation of the shortfalls of employment numbers from its maximum level. The Fed also noted that with respect to price stability, it was adjusting its strategy to achieving its longer-term inflation goal of 2 percent, and that it would seek to achieve inflation that averages 2 percent over time, meaning that following periods when inflation has been running persistently below 2 percent Fed policy will aim to achieve inflation moderately above 2 percent for some time.
At its December 2020 meeting the FOMC reiterated that it seeks to achieve maximum employment and indicated that it would aim to achieve inflation moderately above 2 percent for some time so that longer-term inflation expectations remain well-anchored at 2 percent. The FOMC further noted that it expected to maintain an accommodative stance with respect to monetary policy, signaling that the target rate for the federal funds rate would remain at 0 to 1/4 percent until labor market conditions reach levels consistent with the FOMC’s assessment targets for maximum employment and inflation goals are met. The Fed also determined to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the FOMC’s maximum employment and price stability goals.
Information on Standard & Poor’s. “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P® Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, “S&P® SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.
More About Principal Investment Strategies and Risks
The following section contains additional information about the principal investment strategies used by the Portfolios and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers. Although one or more Portfolios may pursue the strategies discussed below as principal strategies (as noted in the summaries for the individual Portfolios and throughout this section), each other Portfolio has the authority to invest in the types of securities and employ the strategies described below as non-principal strategies, unless otherwise noted.
Active Management. All Portfolios (other than index portfolios) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective.
Active Management Risk. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.
Active and Frequent Trading. Active management of a Portfolio may also result in active trading of Portfolio securities. The Select Bond, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios use active and frequent trading as a principal investment strategy to pursue their respective investment objectives, as set forth in the summaries for the foregoing Portfolios.
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Risks of Active and Frequent Trading. Active and frequent trading can increase the portfolio turnover rate and may lead to higher brokerage commissions and other transaction costs. A higher portfolio turnover rate may have a greater adverse affect on the Portfolio’s performance. Portfolio turnover rates may vary from year to year.
ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) and other similar depositary receipts. The Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Large Company Value, Equity Income, Mid Cap Growth Stock, Mid Cap Value, Small Cap Growth Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios may invest in ADRs as a principal investment strategy. ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.
ADR Risk. ADRs and similar depositary receipts are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. See “Risks of Foreign Investing” below. The financial institution may charge fees for forwarding dividends and interest and for other services. The Portfolios are also exposed to the credit risk of the financial institution holding the ADRs.
Asset Allocation Strategy. As a principal investment strategy, the Balanced Portfolio and the Asset Allocation Portfolio allocate their investments between the stock, bond and money market sectors, and among various segments of markets, based upon judgments made by the portfolio manager. No other Portfolio employs an asset allocation strategy, either as a principal investment strategy, or a non-principal investment strategy.
Asset Allocation Risk. A Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
Contingent Convertible Instruments. The Multi-Sector Bond Portfolio may invest in contingent convertible securities as a principal investment strategy. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Economic Risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.
Derivatives. The Index 500 Stock, Large Company Value, Index 400 Stock, Mid Cap Value, Index 600 Stock, Short-Term Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced, and Asset Allocation Portfolios may use derivative instruments as described in their respective summary section. The other Portfolios may, but are not required to, use derivative instruments individually or in combination to seek to protect its assets, implement a tax or cash management strategy, gain or manage exposures, adjust duration or as part of its investment strategies to seek to enhance returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative instruments include options contracts, futures contracts, forward contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return equity, total return fixed income, inflation, and credit default swaps). Each Portfolio may invest in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets (plus any borrowing for investment purposes) in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the base. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments” in the Statement of Additional Information.
Risks of Derivatives. A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES
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AND STRATEGIES – Derivative Instruments” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivative instruments used by a Portfolio may experience losses because the investment techniques and risk analyses applied did not produce the desired results.
Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. This may also be referred to as basis risk. For example, changes in the value of a hedging instrument may not match those of the investment being hedged.
Counterparty Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (i.e., a counterparty or clearinghouse) to make required payments or otherwise comply with the contract’s terms. This risk is partially mitigated if collateral or margin has been posted and is held against the position.
Credit Risk. A derivative instrument may involve credit risk and the value of a Portfolio’s derivative instrument may be negatively affected to the extent that the issuer of an underlying asset will be unable to make principal and interest payments when due or otherwise honor its obligations. Underlying assets are subject to varying degrees of credit risk. The extent to which a derivative instrument involves credit risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.
Interest Rate Risk. When interest rates change, the value of a Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying asset, reference rate or index are sensitive to changes in market interest rates. The extent to which a derivative instrument involves interest rate risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest due to market events unanticipated by the Adviser or a Sub-Adviser. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Bilateral derivatives contracts are privately negotiated directly with the counterparty, while exchange-traded derivatives are traded via an exchange. Different counterparties often use different valuation techniques for determining the value of a derivative, and while the portfolio reconciliation process can help to highlight differences in valuation, there is little guidance from regulators on how such discrepancies should be resolved. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of
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the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.
Furthermore, the SEC has adopted new regulations related to the use of derivatives and related instruments by registered investment companies. These regulations may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value. See “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments – Regulatory Impact” in the Statement of Additional Information for more information.
Diversification. The Focused Appreciation Portfolio is classified as a non-diversified investment company as defined under the Investment Company Act of 1940.
Non-Diversification Risk. A non-diversified Portfolio may hold a relatively large percentage of its assets in a single issuer or small number of issuers. As a result, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.
Equity Securities. The equity portion of each Portfolio designed to invest primarily in equity securities as a principal investment strategy (Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth Stock, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity, and Emerging Markets Equity Portfolios, each, an “Equity Portfolio”) and the equity portions of the Balanced and Asset Allocation Portfolios through their investment in one or more Equity Portfolios in pursuit of their fund-of-funds strategy, may include common stocks and preferred stocks and (except for the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios), rights, warrants, and securities convertible into common or preferred stocks. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue equity securities comparable to common or preferred stock. Equity securities may also include interests in real estate investment trusts, or REITs. See “Real Estate Investment Trusts (REITs)”, below. Each of the Portfolios designed to invest primarily in fixed income securities (Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, High Yield Bond, and Multi-Sector Bond Portfolios, each, a “Fixed Income Portfolio”) may invest in common and preferred stocks and other types of equity securities as a principal investment strategy as may be identified in the respective Portfolio’s summary, and otherwise as a non-principal investment strategy.
Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.
Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.
Risks of Large Cap Companies. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Risks of Small and Mid Cap Companies. Each Portfolio may invest to varying degrees in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the
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trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.
Risks of Micro Cap Companies. Each Portfolio may invest in varying degrees in micro cap stocks, subject to the Portfolio’s objectives and policies. The Small Cap Growth Stock, Small Cap Value and Emerging Markets Equity Portfolios may invest in micro cap companies as a principal investment strategy. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly, however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.
Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the expiration date or if the rights and warrants lack a liquid secondary market for resale.
Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” below, which describes additional information about such transactions.
Risks of Dividend-Paying Stocks. The Equity Income Portfolio focuses on large capitalization stocks with a strong record of paying dividends, and other Portfolios that invest in equity securities may hold dividend-paying stocks as well. Dividend-paying stocks, and Portfolios that invest in them, may underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Currently, interest rates are near historically low levels.
Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Fixed Income Securities. Each of the Fixed Income Portfolios may invest in various types of debt investments as a principal investment strategy, which may include:
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;
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obligations of the U.S. government, its agencies and instrumentalities, including government sponsored enterprises (see “U.S. Government Securities”, below);
•
pass-through securities (including mortgage- and asset-backed securities);
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loan participations and assignments, and dollar roll transactions;
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inflation-indexed bonds issued by both governments and corporations;
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municipal securities issued by states or local governments and their agencies;
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obligations of non-U.S. governments or their agencies;
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money market instruments, such as repurchase agreements: and
•
Rule 144A securities.
The debt securities in which the Fixed Income Portfolios may invest as a principal investment strategy are noted in the summaries for each of the Fixed Income Portfolios. The Fixed Income Portfolios may also invest in any other debt securities as a non-principal investment strategy, consistent with the particular Portfolio’s investment objective and strategy. The Equity Portfolios may invest in debt securities as a non-principal strategy consistent with the Portfolio’s investment objective and strategy.
Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:
Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of fixed income investments fall. Changes in interest rates can be sharp and the effect on the value of fixed income investments can be significant. Any change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. See “Investing Risk, In General – Federal Reserve Actions”, above, for information regarding the Federal Reserve Bank’s recent actions on interest rates and monetary policy. A significant rise in interest rates over a short period of time could cause significant losses in the market value of a Portfolio’s fixed income investments. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in
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interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit ratings are essentially opinions of credit rating agencies as to the credit quality of the issuer; the lower the credit rating, the greater the credit risk. A lower credit rating may lead to a decline in the value of a fixed income security because investors may demand a higher rate of interest to compensate for the perceived increased credit risk of the issuer. Credit ratings, however, may prove to be inaccurate. In determining the credit quality of a fixed income security for the Portfolios’ investment strategies, the Fund primarily considers the credit ratings assigned to the security by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Inc. (“Moody’s) and Fitch Ratings (“Fitch”). The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade (sometimes referred to as “high yield” or “junk”) if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). If a security is rated by only two of the three credit ratings agencies, then the Fund assigns the security with the lower of the two ratings. If only one of the three credit ratings agencies rates a security, then the Fund assigns the security that agency’s rating. And if a security is unrated, then the Fund considers the security to be investment grade or non-investment grade if determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality.
Call or Prepayment Risk. Call or Prepayment Risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser or Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.
Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
LIBOR Reference Rate and Transition Risk. The Fixed Income Portfolios may invest in debt securities and other financial investments that utilize the Intercontinental Exchange London Interbank Offered Rate (“LIBOR”) as their reference or benchmark rate. LIBOR has been used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.
Over the last several years, concerns have arisen regarding the continued viability of LIBOR as a reference benchmark since it was becoming less of a robust, transactions-based market interest rate as contemplated by various international standards for benchmarks. The Financial Stability Oversight Council noted that the scarcity of underlying transactions had made LIBOR potentially unsustainable, and the UK Financial Conduct Authority (“FCA”), the regulator of LIBOR, indicated in July 2017 that it would not compel LIBOR panel banks to make LIBOR submissions beyond the end of 2021, and strongly advised market participants of the need to transition to the use of a different benchmark rate for new securities and transactions by December 31, 2021.
The Alternative Reference Rates Committee (the “ARRC”) , a working group of large U.S. banks, and other market participants, was convened by the Federal Reserve Board and the New York Fed, in cooperation with other U.S. regulatory and government agencies, in order to identify an alternative reference rate for use primarily in derivatives contracts. In June 2017, the ARRC announced its selection of the Secured Overnight Funding Rate (“SOFR”), as an appropriate replacement for U.S. dollar (“USD”) LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities. Based upon research by the ARRC, SOFR has the widest coverage of any Treasury rate available and the transaction volumes underlying SOFR are far larger than the transactions in any other U.S. money market. The New York Fed began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.
The need to transition away from LIBOR to alternative reference rates is not limited to USD LIBOR. Most major currency jurisdictions have identified a need for reforming major interest rate benchmarks and working groups similar to ARRC have been formed in other currencies for which LIBOR
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is quoted. Bank working groups and regulators in such other major currency jurisdictions have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.
In June 2020, the UK government announced it intention to legislate to ensure the FCA had the appropriate regulatory powers to manage and direct any wind-down period prior to eventual LIBOR cessation in a way that protects consumers and ensures market integrity. A Financial Services Bill containing provisions for such powers was introduced to the UK Parliament on October 21, 2020 and is presently before the House of Lords.
In an effort to facilitate an orderly transition to a global framework employing new reference rates and mitigating the types of risks outlined above, the ICE Benchmark Administration Limited (“IBA”), the administrator of LIBOR, has engaged with end-users, participating LIBOR panel banks, the FCA and other groups, including the ARRC, regarding the potential for continuing certain widely-used LIBOR settings after December 31, 2021. In November 2020, following discussion with LIBOR panel banks, the IBA announced that it would formally consult with the foregoing groups on its intention to cease publication of a number of LIBOR settings, including: (i) All LIBOR settings for the following currencies: EUR, CHF, JPY GBP and USD LIBOR (1 week and 2 months) from and after December 31, 2021; and (ii) USD LIBOR (Overnight and 1,3,6 and 12 months) from and after June 30, 2023. The IBA stated that the consultation was in alignment with its view that market participants needed adequate notice of the potential cessation of any LIBOR settings.
In early December 2020, ARRC published an updated guide on the proposed wind-down of USD LIBOR, summarizing the most current issuances outlining positions of the IBA, the FCA, as well as U.S. federal banking agencies (Federal Reserve Board, FDIC and OCC). The U.S. banking agencies issued supervisory guidance encouraging banks to stop entering into new contracts that use USD LIBOR as soon as practicable in order to facilitate an orderly transition to a new reference rate regime. The banking guidance notes that the June 30, 2023 cessation date should allow most legacy LIBOR contracts to mature. The banking regulators also advise that any contract issuance in 2021 should either utilize a reference rate other than LIBOR or have robust fallback language that includes a clearly-defined alternative reference rate for use after LIBOR’s discontinuation.
The ARRC has been actively working with U.S. market participants to plan for the transition away from LIBOR and has developed best practices as well as specific fallback language for incorporation into LIBOR-based contracts.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of and nature of a replacement rate. As described above, financial industry groups, regulators and market participants have been planning for the transition away from LIBOR and the development of a successor benchmark rate, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology (so-called “fallback language”), not all instruments may have such provisions. Any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests can be difficult to ascertain, and they may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; and (ii) whether, how, and when industry participants and markets adopt new reference rates and fallbacks for both legacy and new products and instruments. Investments that involve individual contracts that have no existing fallback provisions, inadequate fallback provisions, or have no language that contemplates the discontinuance of LIBOR could experience increased volatility or reduced liquidity as a result of the transition process. Interest rate provisions included in such contracts may need to be renegotiated in contemplation of the LIBOR transition and the application of a replacement rate may result in a reduction in the value of certain instruments held by a Portfolio. Further, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. In addition, use of a replacement benchmark rate and any accompanying pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and/or NAV.
Focused Security Investing. Although diversified, the Large Cap Blend Portfolio and the Domestic Equity Portfolio may hold larger positions in a smaller number of companies than the other Portfolios as a result of pursuing a focused investment strategy as a principal investment strategy.
Security Focus Risk. To the extent a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or group of issuers, and could be more volatile than the performance of funds with more diversified holdings.
Foreign Securities. The International Growth, Research International Core, International Equity, Emerging Markets Equity and Multi-Sector Bond Portfolios each have an unlimited ability to invest in foreign securities as part of their principal investment strategies. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios will only invest in foreign securities if such securities are added to their respective benchmark index. Each other Portfolio may invest in foreign securities as a principal investment strategy as set forth in the summary for each such Portfolio, or may otherwise invest in foreign securities as a non-principal investment strategy.
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Except as noted below, for purposes of applying the foreign investment limitation, “foreign securities” shall mean:
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securities of companies whose principal trading activities are outside the U.S.; or
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securities denominated in non U.S. dollar currencies; or
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securities of companies that:
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are organized under the laws of, or have principal offices in, a country other than the U.S., and
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derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
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American Depositary Receipts and American Depositary Shares.
The Large Cap Blend Portfolio does not consider securities of foreign issuers listed or traded on a U.S. securities exchange to be “foreign securities” for purposes of this investment limitation.
With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indices of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indices of such instruments or securities).
Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts.
Foreign securities may include securities of issuers economically tied to countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it: i) is organized under the laws of, or has its principal office in an emerging market country; ii) has its principal securities trading market in an emerging market country; and/or iii) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
Risks of Foreign Investing. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:
Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.
Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.
Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.
Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.
Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition
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of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.
Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.
Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of financial information about such companies, and its reliability, may be compromised since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. In addition, the SEC, U.S. Department of Justice and other authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations, matters of comity and various other factors.
In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Asian Investing Risk. Certain of the Portfolios may invest a significant portion of their assets in Asian securities, and those Portfolios may be more volatile than a portfolio that is broadly diversified geographically. Such investments are subject to general economic and political conditions in Asia and the Asia region may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk.” Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters.
Investing in Asian companies could be adversely affected by major hostilities in the region. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Portfolio to increased volatility. Many Asian countries are dependent on the economies of the U.S. and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Portfolio’s investments. Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. In addition, Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy. Further, the Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.
China Investing. In addition to the risks of investing in foreign securities, and the risks of emerging markets and Asian investing as described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including
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currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Portfolio’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. Actual and threatened responses to such military conflicts, internal social unrest, cyberattacks and other activities, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may adversely impact China’s economy and Chinese issuers of securities. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The current political climate has intensified concerns about heightened trade tensions between China and the U.S., as each country has recently imposed tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Developments regarding the course and impact of changing trade policies between the U.S. and China are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities market continues to experience considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.
Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
Special European Financial Markets and “Brexit” Risk. The European financial markets have experienced, and may continue to experience, economic and financial challenges, including ongoing concerns about COVID-19, recession and slow economic growth, particularly in the manufacturing sector, and significant government debt levels for many countries in the Eurozone. These events have adversely affected the exchange rate of the currency of the European Union (“EU”), the euro, and may continue to significantly affect every country in Europe, including countries that do not use the euro as events in one country in Europe can have an adverse impact on other European countries. In response, European leaders, regulators and central banks continue to take steps to support financial markets and economic growth. EU countries continue to struggle, however, with sluggish growth and high unemployment, and many members have seen a rise in support for populist, nationalist and antiestablishment political parties. These economic and political challenges, may lead to volatility within the EU. Risks associated with these developments may be heightened by the United Kingdom’s (“UK’s”) recent departure from the EU, commonly known as “Brexit.”
In March 2017, the UK formally notified the European Council of the UK’s decision to withdraw from the EU, with the notification triggering a two-year period within which the terms of the UK’s exit from the EU would be negotiated and finalized. While a withdrawal agreement between the UK and the EU was endorsed by the European Council, and the UK’s Brexit withdrawal had been scheduled to occur on March 29, 2019, significant delay occurred with respect to the approval of the withdrawal agreement by the UK parliament. EU leaders agreed to a series of extensions of the Brexit withdrawal deadline, with the final extension date set at January 31, 2020. Following negotiations that resulted in modifications to the withdrawal agreement, the EU Withdrawal bill was approved by the UK parliament on January 23, 2020. The terms of the withdrawal agreement provided for a transition period to permit the UK and the EU to negotiate the terms of a trade agreement which would apply upon the UK’s departure. At the end of December 2020, the EU and the UK agreed to the terms of a new Trade and Cooperation Agreement, to be effective, on a provisional basis, from and after January 1, 2021. The Agreement is provisional as it remains subject to the formal approval by the European Parliament.
The terms of the Trade and Cooperation Agreement provide for free trade between the EU and UK, establishing that there will be no taxes or tariffs on goods traded or limits or quotas imposed on the amounts that can be traded. The Agreement contemplates a broad economic partnership and addresses many subjects, including service suppliers, digital trade, energy and climate matters, business and personal travel, security and data protection, air, sea and rail freight transport, law enforcement, resolution of disputes, education exchange programs, research and development and other matters. Notwithstanding the new Agreement, the UK is no longer part of the EU single market or the EU customs union. As a result,
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certain restrictions impacting business, trade and travel will now apply. UK businesses offering services such as banking architecture and accounting will lose the automatic right of access to EU markets and there will no longer be mutual recognition of qualifications for regulated professionals. New border safety checks and customs processing will be in place between the EU and UK. UK nationals will need visa from stays of longer than 90 days in the EU in a 180-day period. The UK will no longer be able to resolve disputes with or have any role in the European Court of Justice. Similarly, the UK will no longer be a member of the EU’s law enforcement agency, Europol. The full ramifications and impact of the UK’s departure from the EU and the affect of the Trade and Cooperation Agreement on European economies and markets have yet to be determined.
The UK is one of the largest economies in Europe. The longer-term economic, legal, political, regulatory and social framework to be put into place between the UK and the EU based upon the Trade and Cooperation Agreement remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and European markets for some time. The implementation of the new relationship between the UK and the EU may result in significant political and financial consequences for the European markets and the broader global economy, and may cause increased market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Among other potential impacts, UK and EU companies may both be affected by the consequences of the terms of their new relationship, including regulatory divergence, reduced labor mobility, and increased administrative burden and costs for businesses. The value of a Portfolio’s investments, particularly those investments with exposure to the European financial markets, may be significantly and negatively impacted by the foregoing developments.
Fund of Funds Investing. Each of the Balanced and Asset Allocation Portfolios operate primarily as an affiliated “fund of funds” by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of the Fund (each, an “Underlying Portfolio”) to gain exposure to the equity and fixed income components of its principal investment strategy. The portfolios of the Fund that may serve as Underlying Portfolios include the following:
Equity Portfolios	International Portfolios
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio
Large Company Value Portfolio	Fixed Income Portfolios
Domestic Equity Portfolio	Government Money Market Portfolio
Equity Income Portfolio	Short-Term Bond Portfolio
Mid Cap Growth Stock Portfolio	Select Bond Portfolio
Index 400 Stock Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Value Portfolio	Inflation Protection Portfolio
Small Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 600 Stock Portfolio	Multi-Sector Bond Portfolio
Small Cap Value Portfolio
The Adviser allocates the assets of the Balanced and Asset Allocation Portfolios among the Underlying Portfolios based on the Adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. With respect to the equity and international Underlying Portfolios, the Adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. Under normal conditions, the equity portion of the strategy will be allocated to one or more actively managed equity and international Underlying Portfolios and not to the Fund’s index portfolios: the Index 500 Stock, Index 400 Stock, and Index 600 Stock Portfolios. With respect to fixed income Underlying Portfolios, the Adviser considers their focus on investment grade or non-investment grade debt securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration and maturity of the Underlying Portfolio, and other characteristics. The Adviser regularly reviews and adjusts the allocation among the Underlying Portfolios to favor investments in those Underlying Portfolios that the Adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.
In connection with the allocation process, the Adviser may from time to time invest more than 25% of the assets of the Balanced Portfolio or the Asset Allocation Portfolio in one Underlying Portfolio, except that no more than 20% of either the Balanced or Asset Allocation Portfolio’s assets will be allocated to the High Yield Bond Portfolio. The Balanced Portfolio may invest up to 25%, and the Asset Allocation Portfolio may invest up to 30%, of its assets in international Underlying Portfolios. The Balanced and the Asset Allocation Portfolios may have exposure to high yield and foreign investments in excess of these limits through their investments in other Underlying Portfolios.
Through its investments in the equity and international Underlying Portfolios, the Balanced and Asset Allocation Portfolios may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios, each Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio may invest a large percentage of its assets in a single issuer, security, market or sector (or limited group thereof) or in the case of an
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international Underlying Portfolio, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio may also use certain derivative instruments including futures, forwards, options and swaps to meet their investment objective and for cash management purposes. For a discussion of equity securities, foreign securities (including emerging markets) and derivatives, see the corresponding headings above in this section of the Prospectus.
Risks of Fund of Funds Investing. To the extent that the Balanced or Asset Allocation Portfolio invests in an Underlying Portfolio, the Portfolio indirectly bears all the risks associated with the investment strategies used by that Underlying Portfolio in direct proportion to the amount of assets the Portfolio allocates to that Underlying Portfolio, and bears a pro rata share of the Underlying Portfolio’s expenses in addition to its own expenses. A description of the principal investment strategies, the principal risks associated with those strategies, and expense information for each Underlying Portfolio is set forth in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio, and changes in the value of that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The performance of each such Portfolio is significantly impacted by the investment performance of the Underlying Portfolios it holds. The ability of the Portfolio to meet its investment objective with respect to its fund of funds strategy is related to the ability of the Underlying Portfolios to meet their respective investment objectives as well as the Adviser’s allocation decisions with respect to the Underlying Portfolios. The Underlying Portfolios will pursue their investment objectives and strategies without the approval of the Portfolios. If an Underlying Portfolio were to change its investment objective or strategies, a Portfolio may be forced to withdraw its investment from the Underlying Portfolio at a disadvantageous time. Because the Portfolios and the Underlying Portfolios are affiliated funds, the Portfolios are subject to risks associated with such affiliation. The Adviser will have the authority to select and allocate investments of the Portfolios among the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for a Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
Underlying Portfolio Risks. The Underlying Portfolios are used as investments for the Balanced and Asset Allocation Portfolios, and may have a large percentage of their shares owned by such Portfolios. Subject to the investment policies of the Balanced and Asset Allocation Portfolios, there is no limit on the percentage of an Underlying Portfolio’s shares that may be owned by the Balanced and/or Asset Allocation Portfolios and may exceed a majority of an Underlying Portfolio’s shares. For information relating to ownership by the Balanced and Asset Allocation Portfolios of each of the Underlying
Portfolio’s shares, see “Appendix C – Ownership of Shares of the Fund” in the Fund’s Statement of Additional Information. Each Underlying Portfolio may experience large investments or redemptions from a Portfolio due to reallocation or rebalancing of the Portfolios. In the event of a large investment by a Portfolio, the Underlying Portfolio may be unable to quickly deploy the new funds in its strategy resulting in a larger cash position than typical for a period of time, which may cause the Portfolio to miss out on potential investment opportunities and gains if the market advances during that period. Large redemption activity by a Portfolio could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions by a Portfolio could also cause an Underlying Portfolio’s expense ratio to increase due to a resulting smaller asset base. Consequently, relatively large investments and redemptions by a Portfolio could adversely affect the performance of a Portfolios and the Underlying Portfolios. The Adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the Adviser’s ability to fully implement a Portfolio’s investment strategies.
High Yield Bonds. The High Yield Bond Portfolio invests primarily in high yield debt securities as a principal investment strategy. The Short-Term Bond, Select Bond, and Multi-Sector Bond Portfolios may invest in, and the fixed income components of the Balanced and Asset Allocation Portfolios may have exposure to, high yield bonds as part of their principal investment strategy. The Fund considers a debt security to be “high yield,” or non-investment grade (sometimes referred to as “junk bonds”), if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or if unrated, determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality. See “Fixed Income Securities – Credit Risk”, above, for more information on the Fund’s use of credit ratings agencies.
Risks of Investing in High Yield Bonds. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.
Illiquid Investments. Each Portfolio may invest up to 15% (5% for the Government Money Market Portfolio) of net assets in illiquid investments, which may include restricted securities, private placements by public and privately held entities and
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Rule 144A securities. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 5%, as applicable) limit.
Risks of Investing in Illiquid Securities. Investments in illiquid securities involve liquidity risk to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.
The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.
Indexed Investing. The Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios (the “Index Portfolios”) employ an indexing strategy as a principal investment strategy in an attempt to achieve their investment objectives. That is, they seek to replicate the performance of a target index by investing all, or substantially all of their assets in the stocks that make up the index, in approximately the same weighting as the index.
Indexing Strategy Risk. The Index Portfolios use a passive management strategy, which is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Index Portfolios implement a full replication strategy with respect to the particular index which they each track, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Index Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries sector or issuer(s) subject to a significant level of investment.
Tracking Error Risk. The Index Portfolios may be subject to tracking error, which is the divergence of an Index Portfolio’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Portfolio and those included in the underlying index, changes in the composition of the underlying index and the timing of rebalance transactions by the Portfolio, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Portfolio’s valuation of a security at the time of calculation of the Portfolio’s net asset value), transaction costs incurred by the Portfolio, the Portfolio’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, transactions carried out to minimize the distribution of capital gains to shareholders, the costs to the Portfolio of complying with various new or existing regulatory requirements and the timing of purchases and redemptions of Portfolio shares. Tracking error also may occur due to the Portfolio’s investment in futures and exchange traded funds, as the values of such investments may not correlate as intended with the underlying index. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Index Portfolio incurs fees and expenses, while the underlying index does not.
Inflation-Indexed Bonds. The Inflation Protection Portfolio invests in inflation-indexed bonds as a primary part of its principal investment strategies. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Risks of Inflation-Indexed Bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount
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of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Initial Public Offerings. The Mid Cap Value Portfolio may participate in initial public offerings (“IPOs”) of common stock or other equity securities issued by a company as part of its principal investment strategy. Such companies may be established companies or those in the early stages of development.
Risks of Investing in IPOs. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While the Portfolio may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Depending on the size of the Portfolio, investments in IPOs could have a magnified impact (either positive or negative) on the Portfolio’s performance. The impact of IPOs on the Portfolio’s performance may tend to diminish as assets grow.
Investment Styles. Actively managed Portfolios may utilize a particular style of investing, such as “growth” or “value,” or a combination of both.
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.
Leverage. Certain transactions in which the Portfolios engage may give rise to a form of leverage including, among others, swap agreements, futures contracts, and other derivative instruments (See, “Derivatives”, above), and the use of when issued, delayed delivery or forward commitment transactions (See, “When Issued, Delayed Delivery and Forward Commitment Transactions”, below) . To seek to mitigate leveraging risk, a Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its positions in a permissible manner.
Leverage Risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.
Asset Coverage, Segregation and Earmarking Requirements. The Portfolios will comply with guidelines established by the SEC with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid assets on its books or with its custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency, by other portfolio positions or by other means consistent with applicable regulatory policies.
Loans and Other Direct Debt Instruments. The Portfolios may invest in fixed- and floating-rate loans, including senior loans, and other direct debt instruments. In particular, the Multi-Sector Bond Portfolio invests in loans, including senior loans, as a principal investment strategy. Such investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations typically represent a direct investment, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or may buy part of the loan, becoming a part lender. The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Senior loans are syndicated commercial loans with floating interest rates, typically providing for a fixed spread above the three-month London Interbank Offered Rate. Such loans generally provide for the lenders to have a claim on underlying company assets which is senior to unsecured debt holders and preferred and common shareholders.
Loan Risk. To the extent the Fund invests in loans, it is exposed to risks associated with more traditional debt securities as well as additional risks. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the corporate borrower and whether a loan is secured by collateral. Although some loans are secured by collateral, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. When an interest in a direct debt instrument is acquired through
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purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may also assume the credit risk associated with the interposed bank or other financial intermediary. The loan participations in which a Portfolio invests may not be rated by any nationally recognized rating service. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In the event of a bankruptcy of a corporate borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan. All direct debt instruments involve a risk of loss in cases of default or insolvency of the borrower. Loans may decline in market value if their interest rates do not rise as much or as fast as interest rates in general. An economic downturn or individual corporate developments could adversely affect the market for loans and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and the loan may lose significant market value before a default occurs. There is no organized exchange or board of trade on which loans are traded and the market for loans has limited transparency. As such, the secondary market for loans may be comparatively limited relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates). In addition, loan investments may not be considered securities and may not have the protections afforded by the federal securities laws.
Senior Loan Risk. To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios will be subject to the general risks associated with loans, and may be subject to enhanced levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and such loans are rated below investment grade. Senior loans may be more volatile than other types of loans and direct debt instruments. The market for senior loans is generally considered illiquid. As a result of the foregoing risks and related factors, a Portfolio may be unable to realize full value for the senior loans and/or may not receive the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Senior loans that are considered to be “covenant-lite” offer less protection to the loan holder and may have increased credit risk and call risk. Covenant-lite senior loans may also be subject to heightened liquidity risk. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. In particular, the Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in mortgage- and asset-backed securities as a principal investment strategy. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, to-be-announced (“TBA”) mortgage-backed securities, specified pools of forward settling mortgage-backed securities, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of
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government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price. In addition, in some places, local governments may seek to use their eminent domain powers to buy underwater home loans held by mortgage-backed securities. The price of the loans purchased in such cases may be made at a discount to the loan’s true value.
Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of defaults on the mortgages backing the securities. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. Asset-backed securities may be subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. The Multi-Sector Bond Portfolio may invest in municipal securities as a principal investment strategy. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.
Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). The Act authorizes state and local governments who issue Build America Bonds to elect to either (i) receive a direct payment from the federal government equal to 35% of the interest costs; or (ii) provide federal tax credits to investors in the bonds equal to 35% of the coupon interest received. The federal interest subsidy or tax credit benefit continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.
Build America Bonds are subject to the same types of risks as other municipal bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.
Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the
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federal budget deficit, beginning on March 1, 2013. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds have been reduced. The U.S. Congress has continued to extend the period for sequestration, and it was most recently extended through 2029 by the Bipartisan Budget Act of 2019. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. Reductions to the subsidy may increase the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.
Real Estate Investment Trusts (REITs). The Large Company Value, Equity Income, Mid Cap Growth Stock, Mid Cap Value, and Small Cap Value Portfolios, may invest in real estate investment trusts, or REITs, as a principal investment strategy, while the other Portfolios may invest in REITs as a non-principal investment strategy. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the Portfolio with an efficient, low-cost means of diversifying among various types of property in different regions.
Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks affecting the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to interest rate risks. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Because REITs are pooled investment vehicles that have their own expenses, the Portfolio will indirectly bear its proportionate share of those expenses. REITs are subject to the risk of failing to maintain their exemptions from registration as investment companies under the 1940 Act, and the possibility of failing to satisfy specific requirements under the Internal Revenue Code of 1986, as amended (the “Code”) that allow REITs to pass through income to shareholders without paying tax at the entity level.
Repurchase Agreements. The Government Money Market Portfolio may enter into repurchase agreements as a principal investment strategy, and each other Portfolio may enter into repurchase agreements as a non-principal investment strategy. When a Portfolio enters into a repurchase agreement, the Portfolio purchases a security from a bank or broker-dealer who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. The other party to a repurchase agreement may be located inside or outside of the U.S. The
Government Money Market Portfolio may invest 100% of its assets in repurchase agreements that are fully collateralized by U.S. government securities.
Repurchase Agreements Risk. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the other party to a repurchase agreement is located outside of the U.S., these risks may be heightened. Repurchase agreements maturing in more than seven days are considered illiquid securities.
Sector Focus. At times, a Portfolio may have a relatively high percentage of its assets invested in securities of companies conducting business in a broadly-related group of industries within an economic sector. Among the Portfolios that may from time to time exhibit an elevated level of investment in a particular sector are the following: the Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Large Company Value, Mid Cap Growth Stock, Mid Cap Value, Small Cap Growth Stock, Small Cap Value, International Growth, Emerging Markets Equity, Balanced and Asset Allocation Portfolios. Dependent on a number of factors, including the implementation of an investment strategy by a Portfolio, changing market and economic conditions, and adjustments or modifications to a Portfolio’s benchmark index, other Portfolios may have an elevated level of investment in a particular sector at any point in time.
Sector Focus Risk. To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
When a Portfolio has an elevated level of investment in a particular sector, there may be specific risks associated with companies that belong to that economic sector. Portfolios with an elevated level of investment in the following sectors may be subject to the risks associated with the particular sector as described below:
Information Technology Sector Risks. Companies in the information technology sector can be adversely affected by intense competition, both domestically and internationally, which may impact their profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and
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changing consumer preferences. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Certain of the largest information technology companies, including Facebook, Google, Amazon and Apple, have recently been subject to increased scrutiny regarding the use and handling of data collected from individuals utilizing their services, and have also been targeted for investigation concerning potential anticompetitive conduct. Concern regarding the data practices employed by these companies has prompted the European Commission to evaluate compliance with its General Data Protection Regulation, which adopted strict privacy controls in Europe in 2018. Draft legislation has been introduced in the U.S. House of Representatives Energy and Commerce Committee, which oversees online privacy issues, which could diminish the ability of companies like Google and Facebook to monitor users across the internet and require them to get permission to share their customers’ data with others, among other restrictions. Review of potential anticompetitive conduct is occurring on multiple fronts, including an investigation by the U.S. House of Representatives Antitrust Subcommittee into potential abusive conduct in the information technology sector, the conduct of antitrust probes by the U.S. Federal Trade Commission and U.S. Department of Justice, and the opening of antitrust investigations by state attorneys general from most of the U.S. states. The foregoing activities, although targeted principally on a focused group of the largest companies within the sector, may have far-reaching ramifications which may be significantly impactful across the information technology sector.
Financials Sector Risks. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The potential for additional regulation could reduce profit margins and adversely affect the scope of activities of such companies, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be negatively impacted by decreases in the availability of capital, increased borrowing costs, the rate of debt defaults, increased competition and adverse conditions in other related markets.
Healthcare Sector Risks. The profitability of healthcare companies may be adversely affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector are subject to regulatory approval requirements. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.
Industrials Sector Risks. Companies in the industrials sector may be affected by a number of economic factors, including global economic growth trends and the state of global manufacturing. Companies may be challenged by a tight labor market, which may result in difficulties filling critical jobs, which can serve as a constraint on growth. Companies in the sector may be impacted by geopolitical tensions, and trade arrangements among significant trade partners, such as the U.S. and China. The imposition of tariffs and the related impact on trading can threaten profitability, and uncertainty arising from changing trade agreements can affect trade flows and capital and resource planning. Such factors can lower management confidence in capital spending, which can negatively affect revenue growth. The sector has significant exposure to emerging markets, and is affected by capital goods and services demand fluctuations as may occur in emerging market countries.
Consumer Discretionary Sector Risks. Companies in the consumer discretionary sector can be highly sensitive to movements in economic and market cycles, and tend be negatively impacted in a declining economy, particularly when there exists high levels of unemployment. Downward trends in disposable income and increasing levels of household debt will also influence consumer spending decisions on goods and services produced and delivered by companies in the sector. Sector constituents are also affected by increases in interest rates, since consumers will finance the purchase of more expensive products on credit and increased credit card and lending rates will deter spending on discretionary products. Declines in consumer confidence measures will tend to trigger increases in savings-based behavior and tamp down spending.
This sector and individual industry groups within the sector may be affected by technological disruption. The growth in e-commerce has eroded the market share for traditional retailers and online selling and distribution, even for luxury products, has intensified competition and narrowed margins. Additionally, global trade policies and the imposition of tariffs can be impactful on companies in the sector, particularly for auto manufacturers, whose supply chains are global and highly integrated. Certain sub-groups within the sector may be particularly vulnerable to the impact of public health crises, such as epidemic and pandemics. The recent onset of the
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COVID-19 coronavirus, for example, has had a significant disruptive effect on the food service industry due to the closure of restaurants, bars and live entertainment venues.
Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds and business development companies, subject to the limitations of the Investment Company Act of 1940, as amended. The Small Cap Value Portfolio may invest in a variety of investment companies as part of its principal investment strategies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These indirect expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations. The expenses associated with business development companies in particular may be significant. Fees and expenses incurred indirectly by a Portfolio as a result of its investing in investment companies, business development companies and other pooled investment vehicles are reflected in a Portfolio’s fee and expense table in “Other Expenses,” if the indirect expenses incurred by the Portfolio do not exceed 0.01% (one basis point) of the Portfolio’s average net assets or in a separate line item called “Acquired Fund Fees and Expenses,” if such amount exceeds 0.01% of the Portfolio’s average net assets.
Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. Portfolios that may invest in ETFs as part of their principal investment strategies include the Small Cap Growth Stock, Index 500 Stock, Index 400 Stock, Index 600 Stock, Small Cap Value, Balanced and Asset Allocation Portfolios. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Balanced and Asset Allocation Portfolios may purchase ultra-short bond ETFs as a cash equivalent investment in order to enhance short duration returns. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.
Each Portfolio may invest in business development companies (BDCs). The Small Cap Value Portfolio may invest in BDCs as part of its principal investment strategies. BDCs are a type of registered investment company that typically invests in and lends to small and medium-sized private companies that may not have access to public equity markets for raising capital. Some BDCs may also be invested in a relatively small number of holdings or concentrate in a particular industry or sector.
Risks of Investing in Securities of Other Investment Companies. As with other investments, investments in other investment companies are subject to market and selection risks. Registered investment companies and unregistered investment companies generally entail the same risks as the underlying securities held by them. A Portfolio investing in another investment company may be affected by the losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.
Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded, which may result in their trading at a discount or premium to their net asset values. A Portfolio will overpay for the ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets are selling if it is trading at a discount. Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. An active market for an ETF may not be developed or maintained. Furthermore, trading of an ETF’s shares may be halted by the exchange on which the ETF is listed, in which case a Portfolio would be unable to sell its shares of the ETF unless and until trading is resumed. Investments in ultra-short bond ETFs as a cash alternative may pose greater risk than investment in other cash equivalents, such as money market mutual funds, including risks associated with credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. The risk profile of ultra-short bond ETFs is affected by the strategy of such ETFs to seek to produce higher yields as well as environmental risks that affect bond holdings generally, including interest rate movements.
Risks of Investing in BDCs. Like investments in other types of investment companies, a Portfolio that invests in BDCs would bear its pro rata portion of the BDC’s expenses; the expenses associated with some BDCs may be significant. A BDC is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Investments in such small companies may also be less liquid than publicly traded companies. To the extent BDCs have a relatively small number of holdings or concentrate in a particular industry or sector, the BDC is particularly subject to
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the risks associated with those holdings, industries and sectors, which may also increase the BDC’s volatility and risk. Shares of a BDC may not be redeemable at the option of shareholders and therefore may trade at a discount or premium to its net asset value, which means the Portfolio will overpay for an BDC’s assets if it is trading at a premium and will get less than the value of the BDC’s assets when selling if it is trading at a discount. An active market for a BDC may not be developed or maintained.
Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. In particular, the Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio may engage in short sales as part of their principal investment strategies. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement.
Risks of Short Sales. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser or otherwise cover its position in a permissible manner.
Special Situations. The Equity Income and Small Cap Value Portfolios may invest in special situations as a primary investment strategy. A “special situation” arises when, in the Adviser or Sub-Adviser’s opinion, securities of a particular company will appreciate in value because of unique circumstances applicable to the company, such as when a company goes through a reorganization, does a spin-off of another business line, declares a special dividend or some other one-time event that might be attractive from an investment perspective.
Risks of Special Situations. Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security’s market price. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss than investments in securities not subject to a special situation.
Stable Net Asset Value. The Government Money Market Portfolio operates as a “government money market fund” under Rule 2a-7 of the 1940 Act, as amended. As a government money market fund, the Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, and is required to, among other things, invest at least 99.5% of its total assets in U.S.
Government Securities, cash, and repurchase agreements securities by U.S. Government Securities or cash. See “Government Money Market Portfolio—Summary” under the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus and the “U.S. Government Securities” section, below.
Stable Net Asset Value Risk. The Government Money Market Portfolio may not be able to maintain a stable NAV of $1.00 per share at all times. If the Portfolio fails to maintain a stable NAV (or there is a perceived threat of such failure), the Portfolio, along with other money market funds, could be subject to increased redemption activity.
U.S. Government Securities. The Government Money Market, Short-Term Bond, Select Bond, Long-Term U.S. Government Bond, Inflation Protection, Multi-Sector Bond, Balanced and Asset Allocation Portfolios may invest in U.S. government securities as a principal investment strategy. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bonds, bills, notes, and other obligations, and those issued or guaranteed by various U.S. government agencies and instrumentalities, including government sponsored enterprises. U.S. Treasury obligations are guaranteed as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Obligations issued or guaranteed by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury or otherwise backed by the full faith and credit of the U.S. government. For example, the Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government. U.S. government agency obligations also include, but are not limited to, those of the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Federal Farm Credit Banks.
U.S. Government Securities Risk. As indicated above, not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee
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by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. No assurance can be given that the U.S. government would provide financial support to any U.S. government agency or instrumentality if it is not obligated to do so by law.
Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. Also, following the downgrade by S&P of its long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” in August 2011, S&P downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will ultimately be successful.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The Fixed Income Portfolios, and in particular, the Government Money Market Portfolio, may invest in variable and floating rate securities as part of their principal investment strategies.
Risks of Variable and Floating Rate Securities. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. In addition, the absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). In particular, the Government Money Market, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios may make such investments as part of their principal investment strategies.
Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.
Non-Principal Investment Strategies and Risks
Commodities. The Portfolios may invest in instruments, including exchange traded funds, whose performance is linked to the price of an underlying commodity or commodity index. To the extent a Portfolio makes such investments, the Portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events, and natural disasters, pestilence and market disruption. Commodity prices may have greater volatility than investments in traditional securities.
Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Master Limited Partnerships. The Portfolios may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships whose limited partnership interests (units) are traded on a public exchange. As a result, MLP units are generally more liquid than units of private limited partnerships.
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MLPs have two types of partners – one or more general partners that conduct the day-to-day management of the MLP, and one or more limited partners that contribute capital but are not involved in the day-to-day management. When a Portfolio invests in a MLP, it becomes a limited partner. Limited partners have limited control over the MLP and may have limited voting rights on matters affecting the MLP. MLPs typically pay higher distributions than other types of companies. The amount of cash a MLP can distribute to its partners will depend on the amount of cash it generates from its operations and its operating costs, working capital needs and other like factors, all of which are affected by market movements and factors affecting its business lines. The benefit of investing in MLPs depends largely on the MLP being treated as a partnership for federal income tax purposes, which are not subject to income tax at the entity level. To qualify as a partnership for federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Code, which include, among others, interest, dividends, real property rents, certain capital gains, and the exploration, development, mining, production, processing, refining, transportation, and marketing of oil, gas, minerals and other natural resources. If, as a result of a change in current law or change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. In such cases, the amount of cash available for distribution would be reduced and the distributions received by the Portfolio might be taxed entirely as dividend income.
Temporary Defensive Investments and Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments may be inconsistent with a Portfolio’s principal investment strategies and generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of a Portfolio’s position in certain derivative instruments. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.
Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.
Special Risk Related to Cyber Security
Cyber Security. The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

THE INVESTMENT ADVISER AND SUB-ADVISERS
The Investment Adviser
The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides advisory and related services to Northwestern Mutual Series Fund, Inc. (the “Fund”), Northwestern Mutual and
certain of its affiliates. As of December 31, 2020, Mason Street Advisors had approximately $17.4 billion in assets under management.
As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser. For those
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Portfolios that employ a sub-adviser, Mason Street Advisors oversees and evaluates the activities of the sub-advisers, including investment performance, investment operations and processes. See also “Manager of Managers Structure”, below. Pursuant to its advisory agreement with the Fund, Mason Street Advisors also provides or procures the management of the Fund’s administrative affairs, including mutual fund accounting services, legal services, investment operations services and corporate and regulatory reporting, oversees the Fund’s service providers and provides overall risk management for the Fund, including investment, operational and financial risk.
The Sub-Advisers
Each of the following sub-advisers has been retained by Mason Street Advisors and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and Mason Street Advisors:
Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company, with its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, has served as sub-adviser to the Emerging Markets Equity Portfolio since March 2017. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of Standard Life Aberdeen plc (“SLA”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. SLA, combine with its subsidiaries and affiliates, manages or administers approximately $632.4 billion in assets as of June 30, 2020. SLA provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of SLA operates under the name and is herein referred to collectively as Aberdeen Standard Investments (“ASI”).
American Century Investment Management, Inc. (“American Century Investments”), 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments has served as sub-adviser to the Large Company Value and Inflation Protection Portfolios since May 2007 and to the Mid Cap Value Portfolio since February 2009. American Century Investments is a direct, wholly owned subsidiary of American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a non-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway Wilmington, Delaware 19809, an indirect, wholly owned subsidiary of BlackRock, Inc., has served as sub-adviser to the Government Money Market Portfolio since November
2014 and the Index 500 Stock Portfolio since February 2021. BlackRock was organized in 1994 to perform advisory services for investment companies.
Delaware Investments Fund Advisers (“DIFA”), 610 Market Street, Philadelphia, Pennsylvania, 19106, has served as sub-adviser for the Domestic Equity Portfolio since October 2012. DIFA is a series of Macquarie Investment Management Business Trust, which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI, DIFA, and other subsidiaries of MMHI are together known as Macquarie Investment Management (“MIM”).
Federated Investment Management Company (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, has served as sub-adviser to the High Yield Bond Portfolio since November 2014. Federated is an indirect, wholly owned subsidiary of Federated Hermes, Inc. (“FHI”). FHI is a client-driven, multi-product, and multi-strategy investment manager. FHI provides world-class active investment management and engagement services to more than 11,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.
FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, has served as sub-adviser to the International Growth Portfolio since August 2015. FIAM provides investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.
Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, has served as sub-adviser for the Large Cap Blend Portfolio since October 2012. FMI has been an investment adviser since 1980. FMI is controlled by Ted D. Kellner and Patrick J. English. FMI’s executive officers include Patrick J. English, Chairman, CEO, CIO and Treasurer; John S. Brandser, President, Secretary, COO and CCO; and Bladen Burns, Senior VP. The directors of FMI are Messrs. Kellner, English and Brandser.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, has served as sub-adviser to the Focused Appreciation Portfolio since August 2015. Loomis Sayles is a Delaware limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is a part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
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Massachusetts Financial Services Company (MFS®(1)), 111 Huntington Avenue, Boston, Massachusetts 02199, has served as sub-adviser for the Research International Core Portfolio since May 2007. MFS® is America’s oldest mutual fund organization. MFS® and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company.
Northern Trust Investments, Inc. (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, has served as sub-adviser to the Index 400 Stock and Index 600 Stock Portfolios since February 2021. Northern Trust is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, has served as sub-adviser for the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio since May 2007. PIMCO was organized in 1971 and provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“AAM”), which is a subsidiary of Allianz SE (“Allianz”). Allianz is a European-based, multinational insurance and financial services holding company.
Templeton Investment Counsel, LLC (“Templeton”), 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, a wholly owned indirect subsidiary of Franklin Resources, Inc. (“FRI”), has served as the sub-adviser for the International Equity Portfolio since May 1994. FRI is a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of FRI.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price has served as the sub-adviser for the Small Cap Value Portfolio since August 2001, the Equity Income Portfolio since May 2003, the Short-Term Bond Portfolio since November 2014 and the Growth Stock Portfolio since November 2019.
Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, has served as sub-adviser to the Small Cap Growth
Stock Portfolio since July 2013 and the Large Cap Core Stock and Mid Cap Growth Stock Portfolios since October 2017. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP.
Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, has served as sub-adviser to the Select Bond Portfolio since November 2014. WellsCap, is a wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC (WFAM), which in turn is indirectly wholly owned by Wells Fargo & Company (WFC), a publicly listed company. WellsCap is the largest institutional asset manager within WFAM, with 29 independent and specialized investment teams committed to delivering superior investment services to institutional clients around the world.
Portfolio Managers
A brief biography of each portfolio manager who has responsibility for the day-to-day management of one or more Portfolios is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio(s) that they manage, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.
Growth Stock Portfolio
Larry Puglia, CFA, CPA, Vice President and Lead Portfolio Manager of T. Rowe Price, and Chairman of T. Rowe Price’s Blue Chip Growth Fund Investment Advisory Committee, has managed the Portfolio since November 2019. Mr. Puglia joined T. Rowe Price in 1990. During the past five years, he has served as a portfolio manager with T. Rowe Price and has served as chairman of T. Rowe Price’s Blue Chip Growth Fund Investment Advisory Committee since 1996. Effective October 1, 2021, Mr. Puglia will no longer serve as portfolio manager and Paul D. Greene II will succeed Mr. Puglia to become portfolio manager.
Paul D. Greene II, Vice President of T. Rowe Price and an Associate Portfolio Manager of T. Rowe Price’s US Large-Cap Core Growth Equity Strategy in the U.S. Equity Division, will begin managing the Portfolio October 1, 2021. Mr. Greene has served as portfolio manager for several T. Rowe Price funds and has assisted Mr. Puglia in managing the Portfolio since January 1, 2020. He joined T. Rowe Price in 2006, beginning as a member of the firm’s U.S. Equity Division.
(1)
MFS® is a registered trademark of Massachusetts Financial Services Company.
127 Northwestern Mutual Series Fund, Inc. Prospectus

Focused Appreciation Portfolio
Aziz V. Hamzaogullari, is the chief investment officer and founder of the Growth Equity Strategies Team at Loomis Sayles and has co-managed the Portfolio since 2015. He is the portfolio manager of the Loomis Sayles large cap, global and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the United States. Mr. Hamzaogullari is also an executive vice president and a member of Loomis Sayles’ Board of Directors. He joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He is a member of CFA Society Boston.
Large Cap Core Stock Portfolio
Jonathan G. White, CFA and Head of Research Portfolios of Wellington Management, has co-managed the Portfolio since October 2017. He joined Wellington Management in 1999 and has been in his current role since 2013. Prior to his current position, he was manager of equity portfolio coordination for the firm.
Mary L. Pryshlak, CFA, Head of Investment Research of Wellington Management, has co-managed the Portfolio since May 2018. She joined Wellington Management in 2004 and has been in her current role since 2018. Prior to her current position, she was a Global Industry Analyst covering property and casualty insurance stocks.
Large Cap Blend Portfolio
FMI’s investment decisions are made by a Portfolio Management Committee (PMC). The investment process employed by the PMC is team based, and the PMC as a whole, not any individual member, is primarily responsible for the day-to-day management of the Portfolio. PMC members include:
Patrick J. English, CFA, has been employed by FMI in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer.
John S. Brandser has been employed by FMI in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.
Jonathan T. Bloom, CFA, has been employed by FMI since 2010 as a Research Analyst, and is currently the Director of Research.
Andy P. Ramer, CFA, has been employed by FMI since 2002 as a Research Analyst.
Robert M. Helf, CFA, has been employed by FMI since 1998 as a Research Analyst.
Daniel G. Sievers, CFA, has been employed by FMI since 2009 as a Research Analyst.
Matthew T. Sullivan, CFA, has been employed by FMI since 2013 as a Research Analyst.
Jordan S. Teschendorf, CFA, has been employed by FMI since 2015 as a Research Analyst.
Benjamin D. Karek, CFA, has been employed by FMI since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School.
Dain C. Tofson, CFA, has been employed by FMI since July 2019 as a Research Analyst. Prior to joining FMI, Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 – 2019 and worked at Institutional Capital LLC from 2014 – 2017.
Julia L. Jensen, has been employed by FMI since May 2020 as a Research Analyst, and previously was employed as a Research Intern during the summer of 2019 while attending the University of Wisconsin – Madison.
Index 500 Stock Portfolio
Suzanne Henige, CFA, Director of BlackRock, Inc. since 2016, Vice President of BlackRock, Inc. from 2011 to 2015, has co-managed the Portfolio since February 2021.
Jennifer Hsui, CFA, Managing Director of BlackRock, Inc. since 2011, Director of BlackRock, Inc. from 2009 to 2011, Principal of BGI from 2006 to 2009, has co-managed the Portfolio since February 2021.
Alan Mason, Managing Director of BlackRock, Inc. since 2009, Managing Director of BGI from 2008 to 2009, Principal of BGI from 1996 to 2008, has co-managed the Portfolio since February 2021.
Amy Whitelaw, Managing Director of BlackRock, Inc. since 2013, Director of BlackRock, Inc. from 2009 to 2012, Principal of BGI from 2000 to 2009, has co-managed the Portfolio since February 2021.
Large Company Value Portfolio
American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.
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Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.
Philip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and became a portfolio manager in 2017.
Domestic Equity Portfolio
Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager and Team Leader for Delaware Investments Fund Advisers’ (“DIFA's”) US Large Cap Value Equity team, joined Macquarie Investment Management in 1997 as an account analyst. Mr. Lalvani has served as both a fundamental and quantitative analyst.
Robert A. Vogel, Jr., CFA, Vice President and Senior Portfolio Manager for DIFA’s US Large Cap Value Equity team, joined Macquarie Investment Management in 2004.
Kristen E. Bartholdson, Vice President and Senior Portfolio Manager for DIFA’s US Large Cap Value Equity team, joined Macquarie Investment Management in 2006 as an Equity Analyst.
Erin Ksenak, Vice President and Portfolio Manager for DIFA’s US Large Cap Value Equity team, joined Macquarie Investment Management (“MIM”) in May 2017 as an equity analyst. Prior to joining MIM, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team.
Equity Income Portfolio
The Equity Income Portfolio is managed by an investment advisory committee whose chairman is John D. Linehan, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Linehan has been chairman of the Portfolio’s committee since 2015 and joined T. Rowe Price in 1998. Since 2015, he has served as portfolio manager and the Head of U.S. Equity for T. Rowe Price.
Mid Cap Growth Stock Portfolio
Philip W. Ruedi, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has co-managed the Portfolio since October 2017. He joined Wellington Management in 2004 and has been in his current role since 2011.
Mark Whitaker, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management has co-managed the Portfolio since October 2017. He joined Wellington Management in 2004 and has been in his current role since 2011.
Index 400 Stock Portfolio
Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Reeder joined Northern Trust Investments, Inc. in 1993 and has managed quantitative equity portfolios.
Lucy Johnston, Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Ms. Johnston joined Northern Trust Investments, Inc. in 1997 and has managed passive and index products for large, medium and small capitalization markets.
Mid Cap Value Portfolio
American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Mid Cap Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.
Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century Investments in 1998 and became a portfolio manager in 2004.
Kevin Toney, CFA, Chief Investment Officer — Global Value Equity, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1999 and became a portfolio manager in 2006.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.
Small Cap Growth Stock Portfolio
Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since 2013. He joined Wellington Management in 1994 and has been an investment professional since 1996.
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Index 600 Stock Portfolio
Brent Reeder, Senior Vice President of Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Reeder joined Northern Trust Investments, Inc. in 1993 and has managed quantitative equity portfolios.
Keith Carroll, Portfolio Manager at Northern Trust Investments, Inc., has co-managed the Portfolio since February 2021. Mr. Carroll joined Northern Trust Investments, Inc. in 2007.
Small Cap Value Portfolio
The Small Cap Value Portfolio is managed by an investment advisory committee whose chairman is J. David Wagner, CFA, a Vice President of T. Rowe Price. As investment advisory committee chairman, he has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing its investment program. Mr. Wagner has been chairman of the Portfolio’s committee since 2014 and joined T. Rowe Price in 2000.
International Growth Portfolio
Jed Weiss, Portfolio Manager, began managing the International Growth Portfolio in 2015. Mr. Weiss has worked as a research analyst and portfolio manager (other than for a 6-month leave of absence in 2017) at FMR Co., Inc. (an affiliate of FIAM LLC) since 1997.
Research International Core Portfolio
Victoria Higley, Investment Officer of MFS, has been employed in the investment area of MFS since 2011, and has managed the Portfolio since 2016.
Camille Humphries Lee, CFA, Investment Officer of MFS, has been employed in the investment area of MFS since 2000, and has managed the Portfolio since 2018.
Ms. Higley and Ms. Humphries Lee co-manage the Portfolio, each providing general oversight of a team of investment professionals.
International Equity Portfolio
Antonio T. Docal, CFA, President, Director of Portfolio Management for Templeton’s Global Equity Group (TGEG), was appointed portfolio manager of the Portfolio in December 2014. As the Director of Portfolio Management, he coordinates the global portfolio management activities of TGEG to monitor portfolio structure for the team’s global and non-US equity mandates. In addition, he currently is lead portfolio manager on a number of institutional separate account relationships and sub-advised and commingled funds. Prior to joining Templeton in 2001, Mr. Docal was Vice President and Director at Evergreen Funds, a principal and co-founder of Docal Associates, and an Assistant Treasurer in the Mergers and Acquisitions Department at JP Morgan.
Emerging Markets Equity Portfolio
The Portfolio is managed by Aberdeen’s Global Emerging Markets Equity Team. The team members are jointly and primarily responsible for the day-to-day management of the Portfolio, with the following members having the most significant responsibility for the day-to-day management of the Portfolio:
Devan Kaloo, is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined Legacy Aberdeen in 2000 as part of the Asian Equities Team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015, he was promoted to Global Head of Equities and joined Legacy Aberdeen’s group management board. Mr. Kaloo started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.
Joanne Irvine, is Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity Team of Aberdeen Standard Investments. Ms. Irvine joined Legacy Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to joining Legacy Aberdeen, Ms. Irvine was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.
Kristy Fong, CFA, is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Ms. Fong joined Aberdeen Asset Management in 2004 from UOB KayHian Pte Ltd where she was an Analyst.
Short-Term Bond Portfolio
Michael F. Reinartz, CFA, a Vice President of T. Rowe Price and Chairman of T. Rowe Price’s Short-Term Bond Investment Advisory Committee has managed the Portfolio since 2015. Mr. Reinartz joined T. Rowe Price in 1996, and his investment experience dates back to 2000. During the past five years, he has served as a portfolio manager and prior to that worked closely with T. Rowe Price’s portfolio managers in managing the short-term bond strategies, and as an investment analyst for short-term bond and multi-sector bond strategies.
Select Bond Portfolio
Maulik Bhansali, CFA, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since October 2017. Mr. Bhansali joined WellsCap in 2001. Prior to joining the Montgomery Fixed Income team in 2006, he was an equity research analyst responsible for quantitative modeling and portfolio construction in addition to fundamental analysis. Before transitioning to the investment industry in 2001, Mr. Bhansali worked with Watson Wyatt Worldwide where he served as a retirement actuary.
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Jarad Vasquez, Senior Portfolio Manager at WellsCap, has co-managed the Portfolio since October 2017. Mr. Vasquez joined WellsCap in 2007, focusing on mortgage-backed securities. Prior to joining the firm, Mr. Vasquez was a trader at Susquehanna International Group and an options specialist on the Philadelphia Stock Exchange. Mr. Vasquez has been in the investment industry since 2001.
Long-Term U.S. Government Bond Portfolio
Stephen Rodosky, is a Managing Director in PIMCO’s Newport Beach office and a portfolio manager for real return and U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm’s U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch.
Michael Cudzil is a Managing Director in the Newport Beach office and a senior member of the liability driven investment portfolio management team and a generalist portfolio manager. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and as co-head of the agency MBS portfolio management team. Mr. Cudzil joined PIMCO in 2012. Prior to joining PIMCO, he worked as a Managing Director and head of pass-through trading at Nomura.
Inflation Protection Portfolio
American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, to manage fixed-income funds (such as the Portfolio). The listed portfolio managers are members of the team that manages the Inflation Protection Portfolio and are ultimately responsible for the day-to-day management of the Portfolio within its strategic investment parameters, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.
Brian Howell, Vice President and Senior Portfolio Manager, joined American Century Investments in 1987 and became a portfolio manager in January 1996.
James E. Platz, CFA, Vice President and Portfolio Manager, joined American Century Investments in October 2003 as a portfolio manager.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1983 and became a portfolio manager in January 1991.
Miguel Castillo, Portfolio Manager, joined American Century Investments in February 2008 as a portfolio research analyst, served as a fixed income trader from 2008 to 2014, and has served as a Portfolio Manager on American Century Investment’s portfolio management team since 2014. He has served as a named portfolio manager of the Portfolio since 2015.
Mr. Howell and Mr. Gahagan serve on the American Century Investments’ Global Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions.
High Yield Bond Portfolio
Mark E. Durbiano, CFA, Senior Portfolio Manager and Senior Vice President of Federated, has managed the Portfolio since 2014. Mr. Durbiano joined Federated in 1982 and has been Senior Portfolio Manager and Senior Vice President since 1996. From 1988 to 1995, Mr. Durbiano was a Portfolio Manager and Vice President of Federated.
Multi-Sector Bond Portfolio
Eve Tournier, a Managing Director in PIMCO’s London office and head of European credit portfolio management and lead portfolio manager for PIMCO’s global multi-sector credit strategies, co-manages the Portfolio. She is the lead portfolio manager for the Diversified Income, Euro Credit and Euro Income Bond Funds, and she is also a member of the European portfolio committee. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank. Ms. Tournier also worked in credit derivatives trading at Deutsche Bank and at J.P. Morgan.
Daniel J. Ivascyn, Group Chief Investment Officer and a Managing Director in PIMCO’s Newport Beach office, co-manages the Portfolio. He is lead portfolio manager for the PIMCO’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.
Alfred T. Murata, a Managing Director and portfolio manager in PIMCO’s Newport Beach office, co-manages the Portfolio. He focuses on income-oriented, multi-sector credit, opportunistic and securitized strategies. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.
Sonali Pier, an Executive Vice President and portfolio manager in PIMCO’s Newport Beach Office, co-manages the Portfolio. She focuses on high yield and multi-sector credit opportunities. She contributes to PIMCO’s Diversified Income, Crossover and Global Credit Opportunities and High Yield Funds, and she has served as a rotating member on PIMCO’s Investment
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Committee and Americas Portfolio Committee. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors.
Balanced Portfolio/Asset Allocation Portfolio
The Balanced Portfolio and Asset Allocation Portfolio are each managed by the following co-managers, who are responsible for making the allocation decisions across asset categories and among the Underlying Portfolios:
James Fleming, CFA, a Vice President of Mason Street Advisors, co-manages the Portfolios and serves as Team Leader. Mr. Fleming joined Mason Street Advisors in 2008. He also oversees Mason Street Advisors’ derivatives risk management and commercial paper credit analysis activities. Prior to joining Mason Street Advisors, he was a Vice President and Director of Research for Cleary Gull, a Milwaukee-based Investment Consultant.
Rodney Schmucker, CFA, a Vice President of Mason Street Advisors, co-manages the Portfolios. He joined Mason Street Advisors in 2008. He is also responsible for oversight, evaluation and operational implementation of sub-advisers for the Northwestern Mutual Series Fund, and the research, monitoring and reporting on ETFs and mutual funds. Prior to joining Mason Street Advisors, he was a Business Development Manager for Thomson Transaction Services, a subsidiary of Thomson Reuters based in Brookfield, WI.
Advisory Fees
Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. Mason Street Advisors pays each sub-adviser out of its investment advisory fee. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear each year in the Fund’s annual shareholder report dated December 31 and the semi-annual shareholder report dated June 30.
Advisory Fees:
The following table shows the advisory fees for each of the Portfolios for the fiscal year ended December 31, 2020 as a percentage of the average net assets of the Portfolios based on 2020 operations and reflecting contractual waivers, limitations and reimbursements:
Portfolio	Investment Advisory Fee
Index 500 Stock	0.19%
Large Company Value	0.68%
Domestic Equity	0.51%
Equity Income	0.57%
Mid Cap Growth Stock	0.52%
Index 400 Stock	0.23%
Mid Cap Value	0.70%
Small Cap Growth Stock	0.53%
Index 600 Stock	0.24%
Small Cap Value	0.85%
International Growth	0.59%
Research International Core	0.72%
Portfolio	Investment Advisory Fee
International Equity	0.51%
Emerging Markets Equity	0.90%
Government Money Market	0.22%
Short-Term Bond	0.33%
Select Bond	0.29%
Long-Term U.S. Government Bond	0.54%
Inflation Protection	0.50%
High Yield Bond	0.42%
Multi-Sector Bond	0.68%
Balanced	0.05%
Asset Allocation	0.05%
Expense Limitation and Advisory Fee Waiver Agreements:
Expense Limitation Agreements
Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):
Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2022
Large Cap Blend	0.85%	April 30, 2022
Large Company Value	0.80%	April 30, 2022
Domestic Equity	0.75%	April 30, 2022
Equity Income	0.75%	April 30, 2022
Mid Cap Value	1.00%	April 30, 2022
Index 600 Stock	0.35%	April 30, 2022
Small Cap Value	1.00%	April 30, 2022
International Growth	1.10%	April 30, 2022
Research International Core	1.15%	April 30, 2022
Emerging Markets Equity	1.50%	April 30, 2022
Short-Term Bond	0.45%	April 30, 2022
Long-Term U.S. Government Bond	0.65%	April 30, 2022
Inflation Protection	0.65%	April 30, 2022
Multi-Sector Bond	0.90%	April 30, 2022
Asset Allocation	0.75%	April 30, 2022
Advisory Fee Waiver Agreements
Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such

Portfolio	Investment Advisory Fee
Growth Stock	0.41%
Focused Appreciation	0.61%
Portfolio	Investment Advisory Fee
Large Cap Core Stock	0.42%
Large Cap Blend	0.74%
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that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on the first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.37% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Cap Blend Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Blend Portfolio such that the management fee is 0.74% on the first $150 million of the Portfolio’s average net assets, 0.67% on the next $150 million, 0.62% on the next $200 million and 0.56% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee for the Portfolio will be 0.70% on the first $100 million of the Portfolio’s average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, 0.43% of the next $500 million, and 0.41% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio such that the management fee for the Portfolio will be 0.79% on the first $150 million of the Portfolio’s average net assets, 0.67% on the next $350 million, and 0.64% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
International Growth Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Growth Portfolio on average net assets over $1 billion such that its management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
133 Northwestern Mutual Series Fund, Inc. Prospectus

Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.69% on the Portfolio’s first $50 million of average net assets, 0.54% on the next $450 million, 0.52% on the next $500 million, 0.46% on the next $500 million, and 0.40% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.
Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio such that the management fee for the Portfolio will be 0.55% on the first $100 million of the Portfolio’s average net assets, 0.50% on the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% of the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2022.
Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2022.
Northwestern Mutual Series Fund, Inc. Prospectus 134

In periods of market volatility, a Portfolio’s average net assets may decline significantly, causing operating expenses to increase relative to a Portfolio’s average net assets. There are currently no arrangements in place pursuant to which the Portfolios would be required to reimburse Mason Street Advisors for any fee amounts waived or expenses reimbursed to the Portfolios pursuant to the Expense Limitation and Advisory Fee Waiver Agreements described above.
Manager of Managers Structure
The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.
Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio, nor does it alter the right of shareholders of a Portfolio to approve any change in the management fee structure that increases the management fee paid by the Portfolio to Mason Street Advisors.
Legal Proceedings
A lawsuit has been filed relating to three of the Portfolios’ investments in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The Unsecured Creditors Committee in the Tribune bankruptcy filed the lawsuit in the U.S. Bankruptcy Court for the District of Delaware on or about December 7, 2010, naming the Fund as a defendant. Subsequently, the case was transferred to a multi-district litigation proceeding venued in the U.S. District Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The Index 500 Stock Portfolio, Small Cap Value Portfolio and Equity Income Portfolio received $977,000, $618,000 and $2,873,000, respectively, in the leveraged buyout. The lawsuit has been dismissed by the district court and is being appealed to the U.S. Court of Appeals for the Second Circuit.
The plaintiffs in the foregoing lawsuit allege no misconduct by the Fund, the Portfolios or management, and management intends to vigorously defend the matter. The Fund cannot predict the outcome of this proceeding. If the proceeding was to be decided or settled in a manner adverse to the Fund, the payment of a judgment or settlement could have a material adverse effect on the Portfolios’ respective net asset values.
From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.
135 Northwestern Mutual Series Fund, Inc. Prospectus

ABOUT YOUR INVESTMENT
How Shares Are Priced
Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.
Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price.
Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer valuations, and/or yield data relating to securities with similar characteristics. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.
Futures contracts are valued at the closing settlement price on the commodities exchange. Options contracts are valued at the last quoted sales price and, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular swap, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (other than ETFs), the Portfolio’s NAV is calculated based on the NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. ETFs are valued at the last sale price as reported by an independent pricing service on the primary exchange on which they are traded.
Fair Value Pricing
All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.
Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, provide that certain securities will be valued at fair value if such subsequent events are considered likely to have a material effect on the value of a Portfolio’s shares. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Directors have authorized the use of a pricing service to assist the Fund in valuing certain securities listed or traded on foreign securities exchanges in the Portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by, for example, a broad based market index. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent. The Fund may also fair value price certain foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Portfolio calculated its NAV. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to securities and other types of investments which are not frequently traded, to a significant extent.
A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.
Northwestern Mutual Series Fund, Inc. Prospectus 136

Taxes And Dividends
Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.
Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder, which generally prohibit a Portfolio from investing more than 55% of the value of its assets in any one investment, more than 70% of the value of its assets in any two investments, more than 80% of the value of its assets in any three investments, and more than 90% of the value of its assets in any four investments. For this purpose, all securities issued by the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.
Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Government Money Market Portfolio on each business day and annually for each of the other Portfolios. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.
Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:
all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);
net short-term capital gain; less
all expenses of the Portfolio.
The Statement of Additional Information contains further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIOS
Buying and Selling Shares
All of the outstanding shares of the Portfolios are owned either directly or indirectly by Northwestern Mutual. Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts that fund Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.
The Fund typically expects to pay out redemption proceeds requested by Northwestern Mutual within two days following receipt of a redemption request from Northwestern Mutual. Redemption requests are generally paid to Northwestern Mutual in cash, and transmitted by wire transfer. The Fund typically expects to meet redemption requests through reliance on its holdings in cash or cash equivalents, and will employ this method of meeting redemption requests on a regular basis. The Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940 and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.
Pursuant to Rule 22e-3 adopted by the Securities and Exchange Commission, the Government Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section
137 Northwestern Mutual Series Fund, Inc. Prospectus

22(e) of the Investment Company Act of 1940, pending a liquidation of the Portfolio which has been approved by the Fund’s Board in accordance with the conditions of the Rule.
Short Term and Excessive Trading
Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the Small Cap Value Portfolio and the Index 600 Stock Portfolio. Certain Portfolios, and in particular the High Yield Bond Portfolio, may have significant investments in high yield securities that are thinly traded. Please see the “Portfolio Summaries” at the beginning of this Prospectus. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.
In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the
Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”
Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Multiple transfers with the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division, excluding the division that corresponds to the Government Money Market Portfolio (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division (excluding the division that corresponds to the Government Money Market Portfolio) will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Government Money Market Portfolio until the next contract or policy anniversary date. Additionally, in accordance with these procedures, Northwestern Mutual may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to investors (e.g., in situations involving a substitution of a Portfolio as an investment option within Annuity Contracts and Life Insurance Policies).
Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to
Northwestern Mutual Series Fund, Inc. Prospectus 138

special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.
If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.
The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.
Mixed Funding
The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts that fund Annuity Contracts and Life Insurance Policies. When a Portfolio sells any of its shares to both variable annuity and variable life insurance separate accounts, it is said to engage in mixed funding. The Portfolios currently engage in mixed funding. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a material conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for each Portfolio (other than the Government Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio. The information may be viewed in either the
“Life Insurance” or “Annuities” section of the “Insurance” page by following one of the paths below and selecting the specific Portfolio you wish to view:
Life Insurance – Related Links – Underlying Fund Information and Statistics; or
Annuities – Related Links – Fund Information.
In addition, information concerning the Government Money Market Portfolio’s holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the website five days after the end of each month and will remain posted on the website for six months thereafter. In addition, each day, six-month historical data regarding asset flows, shadow prices, and daily and weekly liquid assets will be posted on the website. The information can be found by following either of the paths shown above and selecting the Government Money Market Portfolio.
139 Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request.
Northwestern Mutual Series Fund, Inc. Prospectus 140

FINANCIAL HIGHLIGHTS
(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Asset, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assests	Portfolio Turnover Rate
Growth Stock Portfolio
2020	$3.18	$0.00(e)	$1.04	$1.04	$(0.02)	$(0.60)	$(0.62)	$3.60	34.97%	$1,286,403	0.43%	0.42%	0.00%	24%
2019	2.75	0.02	0.77	0.79	(0.02)	(0.34)	(0.36)	3.18	29.68	1,083,324	0.43	0.42	0.71	116
2018	3.03	0.02	0.08	0.10	(0.02)	(0.36)	(0.38)	2.75	1.26	898,626	0.43	0.42	0.68	48
2017	2.58	0.02	0.59	0.61	(0.03)	(0.13)	(0.16)	3.03	24.27	959,854	0.43	0.42	0.78	58
2016	2.81	0.03	0.04	0.07	(0.02)	(0.28)	(0.30)	2.58	2.47	837,980	0.43	0.43	0.97	66
Focused Appreciation Portfolio
2020	$3.17	$0.01	$1.02	$1.03	$(0.02)	$(0.16)	$(0.18)	$4.02	32.55%	$1,186,696	0.75%	0.62%	0.19%	21%
2019	2.57	0.02	0.78	0.80	(0.02)	(0.18)	(0.20)	3.17	31.97	1,012,624	0.75	0.63	0.58	7
2018	2.71	0.02	(0.07)	(0.05)	(0.01)	(0.08)	(0.09)	2.57	(2.34)	849,169	0.75	0.63	0.65	7
2017	2.08	0.02	0.68	0.70	(0.02)	(0.05)	(0.07)	2.71	33.62	945,385	0.75	0.63	0.66	4
2016	2.68	0.02	0.17	0.19	(0.01)	(0.78)	(0.79)	2.08	5.87	771,800	0.76	0.63	0.83	9
Large Cap Core Stock Portfolio
2020	$1.62	$0.02	$0.34	$0.36	$(0.02)	$(0.05)	$(0.07)	$1.91	22.74%	$719,977	0.45%	0.44%	0.98%	72%
2019	1.31	0.02	0.39	0.41	(0.02)	(0.08)	(0.10)	1.62	31.19	633,208	0.45	0.44	1.19	54
2018	1.96	0.02	(0.05)	(0.03)	(0.03)	(0.59)	(0.62)	1.31	(6.04)	518,971	0.45	0.44	1.23	65
2017	1.60	0.03	0.36	0.39	(0.03)	—	(0.03)	1.96	24.87	592,577	0.45	0.44	1.56	101
2016	1.54	0.03	0.09	0.12	(0.03)	(0.03)	(0.06)	1.60	7.57	514,495	0.45	0.45	1.96	7
Large Cap Blend Portfolio
2020	$1.22	$0.01	$0.10	$0.11	$(0.06)	$(0.02)	$(0.08)	$1.25	10.05%	$180,564	0.83%	0.80%	0.77%	28%
2019	1.09	0.06	0.20	0.26	(0.01)	(0.12)	(0.13)	1.22	23.97	174,953	0.82	0.82	4.92	24
2018	1.21	0.01	(0.06)	(0.05)	(0.01)	(0.06)	(0.07)	1.09	(4.00)	154,435	0.82	0.82	1.20	25
2017	1.07	0.01	0.20	0.21	(0.01)	(0.06)	(0.07)	1.21	19.02	176,221	0.81	0.81	0.75	16
2016	1.03	0.01	0.12	0.13	(0.01)	(0.08)	(0.09)	1.07	13.99	164,752	0.82	0.81	0.97	21
Index 500 Stock Portfolio
2020	$5.79	$0.09	$0.94	$1.03	$(0.10)	$(0.12)	$(0.22)	$6.60	18.18%	$4,419,729	0.21%	0.20%	1.63%	5%
2019	4.59	0.10	1.32	1.42	(0.09)	(0.13)	(0.22)	5.79	31.18	3,867,280	0.21	0.20	1.81	4
2018	4.93	0.09	(0.30)	(0.21)	(0.08)	(0.05)	(0.13)	4.59	(4.58)	3,009,141	0.21	0.20	1.74	4
2017	4.17	0.08	0.81	0.89	(0.08)	(0.05)	(0.13)	4.93	21.52	3,222,137	0.21	0.21	1.82	3
2016	3.88	0.08	0.37	0.45	(0.07)	(0.09)	(0.16)	4.17	11.73	2,678,914	0.21	0.21	1.97	3
Large Company Value Portfolio
2020	$1.03	$0.02	$0.00(e)	$0.02	$(0.02)	$(0.03)	$(0.05)	$1.00	2.64%	$211,998	0.78%	0.76%	2.02%	84%
2019	0.89	0.02	0.21	0.23	(0.02)	(0.07)	(0.09)	1.03	27.66	205,550	0.77	0.75	1.86	62
2018	1.06	0.02	(0.09)	(0.07)	(0.02)	(0.08)	(0.10)	0.89	(7.92)	173,350	0.76	0.74	1.89	61
2017	1.02	0.02	0.08	0.10	(0.02)	(0.04)	(0.06)	1.06	11.10	199,836	0.75	0.73	2.15	53
2016	0.99	0.02	0.12	0.14	(0.02)	(0.09)	(0.11)	1.02	15.36	195,773	0.75	0.72	2.07	80
Domestic Equity Portfolio
2020	$1.75	$0.03	$(0.04)	$(0.01)	$(0.03)	$(0.07)	$(0.10)	$1.64	0.73%	$946,072	0.55%	0.53%	2.25%	33%
2019	1.55	0.03	0.28	0.31	(0.03)	(0.08)	(0.11)	1.75	20.77	920,776	0.54	0.53	2.08	12
2018	1.68	0.03	(0.07)	(0.04)	(0.03)	(0.06)	(0.09)	1.55	(2.81)	772,465	0.54	0.53	1.92	14
2017	1.54	0.03	0.18	0.21	(0.03)	(0.04)	(0.07)	1.68	13.78	819,213	0.55	0.54	1.91	12
2016	1.41	0.03	0.19	0.22	(0.03)	(0.06)	(0.09)	1.54	14.98	720,940	0.55	0.55	2.00	12
(d)
Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)
Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.
(e)
Amount is less than $0.005.
141 Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS
(Continued)(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Asset, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assests	Portfolio Turnover Rate
Equity Income Portfolio
2020	$1.78	$0.04	$(0.05)	$(0.01)	$(0.07)	$(0.07)	$(0.14)	$1.63	1.20%	$787,521	0.66%	0.59%	2.48%	30%
2019	1.53	0.07	0.33	0.40	(0.04)	(0.11)	(0.15)	1.78	26.61	814,252	0.65	0.61	4.21	18
2018	1.86	0.04	(0.19)	(0.15)	(0.04)	(0.14)	(0.18)	1.53	(9.35)	704,674	0.65	0.61	2.25	17
2017	1.72	0.04	0.23	0.27	(0.04)	(0.09)	(0.13)	1.86	16.24	844,398	0.65	0.62	2.04	21
2016	1.56	0.04	0.24	0.28	(0.03)	(0.09)	(0.12)	1.72	19.17	798,167	0.66	0.64	2.42	23
Mid Cap Growth Stock Portfolio
2020	$3.42	$0.01	$0.82	$0.83	$(0.01)	$(0.15)	$(0.16)	$4.09	25.41%	$1,344,564	0.54%	0.54%	0.18%	47%
2019	2.69	0.01	0.87	0.88	(0.01)	(0.14)	(0.15)	3.42	33.01	1,153,757	0.54	0.54	0.28	30
2018	3.46	0.01	(0.17)	(0.16)	(0.00)(e)	(0.61)	(0.61)	2.69	(7.38)	943,370	0.54	0.54	0.19	33
2017	2.88	0.00(e)	0.59	0.59	(0.01)	—	(0.01)	3.46	20.29	1,097,433	0.54	0.54	0.14	148
2016	3.11	0.01	0.02	0.03	(0.01)	(0.25)	(0.26)	2.88	0.83	983,395	0.54	0.54	0.29	57
Index 400 Stock Portfolio
2020	$2.02	$0.02	$0.23	$0.25	$(0.03)	$(0.09)	$(0.12)	$2.15	13.37%	$1,115,469	0.28%	0.26%	1.31%	18%
2019	1.74	0.03	0.40	0.43	(0.02)	(0.13)	(0.15)	2.02	25.88	993,290	0.28	0.26	1.38	16
2018	2.11	0.03	(0.24)	(0.21)	(0.02)	(0.14)	(0.16)	1.74	(11.33)	792,780	0.28	0.26	1.29	18
2017	1.96	0.02	0.27	0.29	(0.02)	(0.12)	(0.14)	2.11	15.96	896,559	0.28	0.26	1.22	18
2016	1.77	0.02	0.33	0.35	(0.02)	(0.14)	(0.16)	1.96	20.38	773,157	0.28	0.27	1.31	19
Mid Cap Value Portfolio
2020	$1.65	$0.03	$—	$0.03	$(0.03)	$—	$(0.03)	$1.65	1.67%	$600,403	0.89%	0.75%	1.79%	76%
2019	1.43	0.03	0.37	0.40	(0.03)	(0.15)	(0.18)	1.65	29.21	591,514	0.89	0.75	1.74	44
2018	1.83	0.03	(0.23)	(0.20)	(0.03)	(0.17)	(0.20)	1.43	(12.85)	471,943	0.89	0.76	1.50	62
2017	1.73	0.03	0.16	0.19	(0.03)	(0.06)	(0.09)	1.83	11.81	564,624	0.88	0.76	1.79	46
2016	1.54	0.03	0.32	0.35	(0.03)	(0.13)	(0.16)	1.73	23.23	518,217	0.89	0.77	1.71	54
Small Cap Growth Stock Portfolio
2020	$2.72	$0.00(e)	$0.86	$0.86	$(0.00)(e)	$(0.16)	$(0.16)	$3.42	33.47%	$840,446	0.56%	0.56%	0.10%	60%
2019	2.35	0.00(e)	0.79	0.79	(0.00)(e)	(0.42)	(0.42)	2.72	35.69	671,870	0.56	0.56	0.13	42
2018	2.88	0.00(e)	(0.28)	(0.28)	—	(0.25)	(0.25)	2.35	(11.71)	520,622	0.56	0.56	0.10	52
2017	2.39	0.00(e)	0.52	0.52	(0.00)(e)	(0.03)	(0.03)	2.88	21.61	627,901	0.56	0.56	(0.01)	43
2016	2.37	0.00(e)	0.28	0.28	(0.01)	(0.25)	(0.26)	2.39	12.25	545,052	0.58	0.58	0.19	44
Index 600 Stock Portfolio
2020	$1.43	$0.01	$0.13	$0.14	$(0.02)	$(0.05)	$(0.07)	$1.50	10.93%	$344,102	0.31%	0.31%	1.10%	28%
2019	1.26	0.02	0.25	0.27	(0.00)(e)	(0.10)	(0.10)	1.43	22.44	290,111	0.31	0.31	1.25	33
2018	1.45	0.02	(0.13)	(0.11)	(0.02)	(0.06)	(0.08)	1.26	(8.78)	221,803	0.31	0.31	1.06	38
2017	1.36	0.01	0.16	0.17	(0.03)	(0.05)	(0.08)	1.45	12.93	222,348	0.33	0.33	1.04	36
2016	1.13	0.01	0.29	0.30	(0.01)	(0.06)	(0.07)	1.36	26.12	173,883	0.36	0.35	1.00	52
Small Cap Value Portfolio
2020	$2.17	$0.01	$0.15	$0.16	$(0.01)	$(0.12)	$(0.13)	$2.20	9.29%	$615,079	0.88%	0.88%	0.50%	28%
2019	2.04	0.01	0.50	0.51	(0.01)	(0.37)	(0.38)	2.17	25.89	605,534	0.88	0.87	0.48	25
2018	2.54	0.01	(0.31)	(0.30)	(0.01)	(0.19)	(0.20)	2.04	(12.73)	530,072	0.88	0.87	0.43	22
2017	2.42	0.02	0.25	0.27	(0.02)	(0.13)	(0.15)	2.54	11.65	673,234	0.88	0.86	0.56	15
2016	2.10	0.02	0.61	0.63	(0.02)	(0.29)	(0.31)	2.42	32.39	647,830	0.89	0.88	0.93	24
(d)
Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)
Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.
(e)
Amount is less than $0.005.
Northwestern Mutual Series Fund, Inc. Prospectus 142

FINANCIAL HIGHLIGHTS
(Continued)(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Asset, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assests	Portfolio Turnover Rate
International Growth Portfolio
2020	$1.85	$0.01	$0.32	$0.33	$(0.03)	$(0.01)	$(0.04)	$2.14	17.91%	$924,242	0.63%	0.63%	0.64%	21%
2019	1.39	0.03	0.46	0.49	(0.02)	(0.01)	(0.03)	1.85	34.80	816,113	0.64	0.64	1.79	21
2018	1.59	0.02	(0.20)	(0.18)	(0.02)	—	(0.02)	1.39	(11.28)	626,082	0.65	0.65	1.28	33
2017	1.24	0.02	0.35	0.37	(0.02)	—	(0.02)	1.59	30.03	697,581	0.67	0.67	1.32	20
2016	1.30	0.02	(0.07)	(0.05)	(0.01)	—	(0.01)	1.24	(3.41)	523,122	0.71	0.71	1.67	26
Research International Core Portfolio
2020	$1.08	$0.01	$0.13	$0.14	$(0.02)	$(0.02)	$(0.04)	$1.18	13.46%	$891,001	0.81%	0.76%	1.36%	25%
2019	0.88	0.02	0.23	0.25	(0.02)	(0.03)	(0.05)	1.08	28.25	784,885	0.82	0.77	2.32	18
2018	1.04	0.02	(0.16)	(0.14)	(0.02)	—	(0.02)	0.88	(13.66)	595,585	0.82	0.77	1.88	24
2017	0.82	0.02	0.22	0.24	(0.02)	—	(0.02)	1.04	28.21	658,005	0.86	0.81	1.74	28
2016	0.85	0.02	(0.03)	(0.01)	(0.01)	(0.01)	(0.02)	0.82	(1.12)	499,649	0.92	0.88	1.99	41
International Equity Portfolio
2020	$1.65	$0.04	$(0.09)	$(0.05)	$(0.05)	$—	$(0.05)	$1.55	(2.71)%	$1,779,819	0.68%	0.54%	2.59%	65%
2019	1.58	0.05	0.14	0.19	(0.04)	(0.08)	(0.12)	1.65	12.60	1,793,034	0.68	0.54	3.33	43
2018	1.91	0.04	(0.32)	(0.28)	(0.05)	—	(0.05)	1.58	(15.41)	1,604,068	0.68	0.54	2.36	31
2017	1.60	0.04	0.31	0.35	(0.04)	—	(0.04)	1.91	22.30	1,927,673	0.70	0.57	2.40	21
2016	1.61	0.04	0.00	0.04	(0.03)	(0.02)	(0.05)	1.60	2.89	1,628,267	0.71	0.62	2.65	16
Emerging Markets Equity Portfolio
2020	$1.12	$0.01	$0.28	$0.29	$(0.02)	$—	$(0.02)	$1.39	26.86%	$1,024,098	1.10%	0.95%	0.67%	31%
2019	0.94	0.02	0.17	0.19	(0.01)	—	(0.01)	1.12	20.60	834,010	1.11	0.99	2.40	22
2018	1.10	0.01	(0.16)	(0.15)	(0.01)	—	(0.01)	0.94	(13.75)	675,350	1.11	1.00	1.27	17
2017	0.87	0.02	0.22	0.24	(0.01)	—	(0.01)	1.10	27.84	718,281	1.18	1.06	1.61	98
2016	0.80	0.01	0.07	0.08	(0.01)	—	(0.01)	0.87	9.06	521,800	1.25	1.16	1.24	47
Government Money Market Portfolio
2020	$1.00	$0.00(e)	$—	$0.00(e)	$(0.00)(e)	$(0.00)(e)	$(0.00)(e)	$1.00	0.31%	$582,312	0.33%	0.25%	0.26%	—%
2019	1.00	0.02	—	0.02	(0.02)	(0.00)(e)	(0.02)	1.00	1.94	446,517	0.33	0.33	1.91	—
2018	1.00	0.02	—	0.02	(0.02)	(0.00)(e)	(0.02)	1.00	1.54	443,474	0.34	0.34	1.53	—
2017	1.00	0.01	0.00(e)	0.01	(0.01)	(0.00)(e)	(0.01)	1.00	0.60	439,438	0.33	0.33	0.59	—
2016	1.00	0.00(e)	—	0.00(e)	(0.00)(e)	(0.00)(e)	(0.00)(e)	1.00	0.13	501,635	0.32	0.32	0.11	—
Short-Term Bond Portfolio
2020	$1.06	$0.02	$0.02	$0.04	$(0.02)	$—	$(0.02)	$1.08	4.29%	$383,608	0.39%	0.39%	1.96%	49%(g)
2019	1.03	0.03	0.02	0.05	(0.02)	—	(0.02)	1.06	4.38	334,574	0.39	0.39	2.47	56(g)
2018	1.03	0.02	—	0.02	(0.02)	—	(0.02)	1.03	1.36	306,541	0.39	0.39	2.14	41(g)
2017	1.03	0.02	(0.01)	0.01	(0.01)	—	(0.01)	1.03	1.33	293,514	0.42	0.41	1.60	46
2016	1.03	0.01	—	0.01	(0.01)	—	(0.01)	1.03	1.67	269,833	0.43	0.43	1.33	37
Select Bond Portfolio
2020	$1.30	$0.02	$0.10	$0.12	$(0.04)	$(0.01)	$(0.05)	$1.37	8.98%	$3,404,268	0.31%	0.30%	1.75%	340%(g)
2019	1.23	0.04	0.07	0.11	(0.04)	—	(0.04)	1.30	8.65	3,192,050	0.31	0.30	2.76	403(g)
2018	1.26	0.03	(0.03)	0.00(e)	(0.03)	—	(0.03)	1.23	(0.21)	2,967,993	0.31	0.31	2.74	294(g)
2017	1.26	0.03	0.02	0.05	(0.03)	(0.02)	(0.05)	1.26	3.58	2,943,934	0.32	0.31	2.15	390(g)
2016	1.25	0.02	0.03	0.05	(0.03)	(0.01)	(0.04)	1.26	3.06	2,839,045	0.32	0.31	1.91	525(g)
(d)
Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)
Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.
(e)
Amount is less than $0.005.
(g)
Portfolio Turnover Rate excludes the impact of TBA transactions.
143 Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS
(Continued)(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Asset, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assests	Portfolio Turnover Rate
Long-Term U.S. Government Bond Portfolio(s)
2020	$1.12	$0.02	$0.17	$0.19	$(0.02)	$(0.08)	$(0.10)	$1.21	17.37%	$153,933	0.94%	0.94%	1.61%	157%(g)
2019	1.01	0.02	0.11	0.13	(0.02)	—	(0.02)	1.12	13.17	122,854	1.25	1.23	2.06	5(g)
2018	1.08	0.03	(0.06)	(0.03)	(0.02)	(0.02)	(0.04)	1.01	(2.04)	111,468	0.90	0.89	2.48	43(g)
2017	1.06	0.03	0.05	0.08	(0.02)	(0.04)	(0.06)	1.08	8.28	115,713	0.94	0.92	2.64	51(g)
2016	1.08	0.03	(0.01)	0.02	(0.02)	(0.02)	(0.04)	1.06	1.09	110,391	0.77	0.77	2.19	126(g)
Inflation Protection Portfolio
2020	$1.13	$0.02	$0.08	$0.10	$(0.02)	$—	$(0.02)	$1.21	9.57%	$423,389	0.58%	0.55%	1.34%	56%
2019	1.06	0.02	0.08	0.10	(0.03)	—	(0.03)	1.13	9.02	381,132	0.59	0.55	2.13	40
2018	1.11	0.03	(0.06)	(0.03)	(0.02)	—	(0.02)	1.06	(2.61)	349,571	0.59	0.55	2.55	23
2017	1.09	0.02	0.01	0.03	(0.01)	(0.00)(e)	(0.01)	1.11	3.58	401,711	0.61	0.57	2.05	21
2016	1.05	0.02	0.03	0.05	(0.01)	—	(0.01)	1.09	4.68	326,927	0.64	0.59	1.55	34
High Yield Bond Portfolio
2020	$0.75	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)	$0.75	6.64%	$825,203	0.45%	0.45%	5.36%	42%
2019	0.69	0.04	0.06	0.10	(0.04)	—	(0.04)	0.75	14.97	846,127	0.45	0.45	5.73	33
2018	0.75	0.04	(0.06)	(0.02)	(0.04)	—	(0.04)	0.69	(2.71)	763,366	0.45	0.45	5.65	23
2017	0.74	0.04	0.01	0.05	(0.04)	—	(0.04)	0.75	6.88	811,878	0.45	0.45	5.48	32
2016	0.68	0.04	0.06	0.10	(0.04)	—	(0.04)	0.74	14.59	756,947	0.47	0.46	5.83	36
Multi-Sector Bond Portfolio(s)
2020	$1.14	$0.04	$0.03	$0.07	$(0.05)	$(0.00)(e)	$(0.05)	$1.16	6.13%	$1,148,511	0.82%	0.73%	3.23%	30%(g)
2019	1.05	0.04	0.10	0.14	(0.05)	—	(0.05)	1.14	14.04	1,021,824	0.83	0.74	3.53	30(g)
2018	1.09	0.04	(0.05)	(0.01)	(0.03)	—	(0.03)	1.05	(1.30)	874,943	0.82	0.75	3.67	37(g)
2017	1.05	0.04	0.04	0.08	(0.04)	—	(0.04)	1.09	8.38	840,981	0.82	0.75	4.06	49
2016	0.99	0.04	0.07	0.11	(0.05)	—	(0.05)	1.05	11.09	689,849	0.84	0.78	3.86	43
Balanced Portfolio
2020	$1.49	$0.04	$0.13	$0.17	$(0.04)	$(0.05)	$(0.09)	$1.57	12.49%	$2,367,387	0.31%	0.06%	2.40%	28%
2019	1.36	0.03	0.21	0.24	(0.04)	(0.08)	(0.11)	1.49	17.92	2,254,235	0.31	0.06	2.14	17
2018	1.47	0.03	(0.07)	(0.04)	(0.04)	(0.03)	(0.07)	1.36	(3.45)	2,065,353	0.31	0.06	2.25	27
2017	1.40	0.03	0.12	0.15	(0.03)	(0.05)	(0.08)	1.47	11.98	2,307,470	0.31	0.06	1.75	17
2016	1.38	0.02	0.07	0.09	(0.03)	(0.04)	(0.07)	1.40	6.58	2,202,834	0.31	0.07	1.73	24
Asset Allocation Portfolio
2020	$1.22	$0.03	$0.12	$0.15	$(0.03)	$(0.05)	$(0.08)	$1.29	13.43%	$306,692	0.57%	0.09%	2.32%	29%
2019	1.10	0.02	0.20	0.22	(0.03)	(0.08)	(0.10)	1.22	21.08	287,738	0.57	0.09	1.96	15
2018	1.21	0.03	(0.09)	(0.06)	(0.02)	(0.03)	(0.05)	1.10	(4.88)	249,511	0.57	0.09	2.24	32
2017	1.12	0.02	0.15	0.17	(0.03)	(0.05)	(0.08)	1.21	14.87	277,213	0.57	0.09	1.68	22
2016	1.11	0.02	0.06	0.08	(0.03)	(0.04)	(0.07)	1.12	7.79	250,399	0.58	0.09	1.69	26
(d)
Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)
Expense ratios are based on the direct expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.
(s)
The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios for the Long-Term U.S. Government Portfolio would be 0.64% and 0.64% respectively for the period ended December 31, 2020, 0.67% and 0.65% respectively in 2019, 0.67% and 0.65% respectively in 2018, 0.67% and 0.65% respectively in 2017, 0.64% and 0.64% respectively in 2016. The ratios for the Multi-Sector Bond Portfolio would be 0.81% and 0.72% respectively for the period ended December 31, 2020, 0.82% and 0.73% respectively in 2019, 0.81% and 0.74% respectively in 2018.
(g)
Portfolio Turnover Rate excludes the impact of TBA transactions.
(e)
Amount is less than $0.005.
Northwestern Mutual Series Fund, Inc. Prospectus 144

APPENDIX A
DESCRIPTIONS OF BENCHMARKS AND OTHER INDICES
The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons for the various Portfolios. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.
33 1∕3%: Bloomberg Barclays ® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch ® Global High-Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan ® EMBI Global—The benchmark is an equally weighted blend of the following three indices: Bloomberg Barclays® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; and JPMorgan® EMBI Global. The Bloomberg Barclays® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD Index provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment-grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-basis. The index is re-balanced on the last calendar day of the month. The JPMorgan® EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.
Asset Allocation Portfolio Blended Composite Benchmark—The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), Russell MidCap Index (11%), Russell 2000 Index (5%), MSCI® EAFE Index (13%), MSCI® Emerging Markets Index (3%), Bloomberg Barclays® U.S. Aggregate Bond Index (24%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).
Balanced Portfolio Blended Composite Benchmark—The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), Russell MidCap Index (9%), Russell 2000 Index (3%), MSCI® EAFE Index (9%), MSCI® Emerging Markets Index (2%), Bloomberg Barclays® U.S. Aggregate Bond Index (41%), Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%) and BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).
Bloomberg Barclays ® U.S. Aggregate 1-3 Years Index— The Bloomberg Barclays® U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of one to three years.
Bloomberg Barclays ® 1-3 Year U.S. Government/Credit Bond Index—The Bloomberg Barclays® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years.
Bloomberg Barclays ® U.S. Aggregate Bond Index—The Bloomberg Barclays® U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.
Bloomberg Barclays® U.S. Corporate High Yield 2% Issuer Capped Index—The Bloomberg Barclays® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.
Bloomberg Barclays ® Global Credit Hedged USD Index—The Bloomberg Barclays® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).
Bloomberg Barclays ® Long-Term U.S. Treasury Index—The Bloomberg Barclays® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.
Bloomberg Barclays ® U.S. Treasury Inflation Protected Securities (TIPS) Index—The Bloomberg Barclays® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of
145 Northwestern Mutual Series Fund, Inc. Prospectus

the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.
BofA Merrill Lynch ® US 3-Month Treasury Bill Index—The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
Lipper ® Variable Insurance Products (VIP) Average—Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. Source: Lipper®, Inc.
Morningstar ® Insurance Fund Category Averages—Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.
Morningstar ® US Insurance Fund Allocation – 30% to 50% Equity Average—Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.
Morningstar ® US Insurance Fund Allocation – 50% to 70% Equity Average—Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.
MSCI ® All Country World (ex-US) Index—The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.
MSCI ® All Country World (ex-US) Growth Index—The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.
MSCI EAFE ® (Europe-Australasia-Far-East) Index—The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
MSCI EAFE ® (Europe-Australasia-Far-East) Growth Index—The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.
MSCI ® Emerging Markets Index—The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
Russell 1000 ® Index—The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.
Russell 1000 ® Growth Index—The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 ® Value Index—The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 ® Index—The Russell 2000® Index is an unmanaged, market capitalization-weighted, small cap index that measures the performance of the smallest 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.
Russell 2000 ® Growth Index—The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 ® Value Index—The Russell 2000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.
Northwestern Mutual Series Fund, Inc. Prospectus 146

Russell 3000 ® Index—The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell MidCap ® Index—The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.
Russell MidCap ® Growth Index—The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.
Russell MidCap ® Value Index—The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.
S&P 500 ® Index—The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.
S&P MidCap 400 ® Index—The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.
S&P SmallCap 600 ® Index—The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.
147 Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.
More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.
To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at (866) 910-1232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmseriesfund.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.
Investment Company Act File No. 811-3990

STATEMENT OF ADDITIONAL INFORMATION
Dated May 1, 2021
NORTHWESTERN MUTUAL SERIES FUND, INC.
Consisting of
EQUITY PORTFOLIOS
GROWTH STOCK PORTFOLIO
FOCUSED APPRECIATION PORTFOLIO
LARGE CAP CORE STOCK PORTFOLIO
LARGE CAP BLEND PORTFOLIO
INDEX 500 STOCK PORTFOLIO
LARGE COMPANY VALUE PORTFOLIO
DOMESTIC EQUITY PORTFOLIO
EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO
INDEX 400 STOCK PORTFOLIO
MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO
INDEX 600 STOCK PORTFOLIO
SMALL CAP VALUE PORTFOLIO

INTERNATIONAL PORTFOLIOS
INTERNATIONAL GROWTH PORTFOLIO
RESEARCH INTERNATIONAL CORE PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME PORTFOLIOS
GOVERNMENT MONEY MARKET PORTFOLIO
SHORT-TERM BOND PORTFOLIO
SELECT BOND PORTFOLIO
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
INFLATION PROTECTION PORTFOLIO
HIGH YIELD BOND PORTFOLIO
MULTI-SECTOR BOND PORTFOLIO

ALLOCATION PORTFOLIOS
BALANCED PORTFOLIO
ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated May 1, 2021. A free copy of the Prospectus, or current Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (866) 910-1232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).
The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this SAI from the Fund’s Annual Report to Shareholders for the year ended December 31, 2020. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES
The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.
Investment Restrictions
With the exception of a Fund’s limitation on borrowing, investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400, Index 500 and Index 600 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks, and except as otherwise noted in item 2 under “Operating Policies,” below, relating to the Portfolios’ investments in the securities of certain other investment companies, including exchange-traded funds.
Fundamental Policies. The following investments are designated as fundamental policies.
1.
Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with the Standard Industrial Classification codes used by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)
2.
Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)
3.
Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)
4.
Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.
Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.
6.
Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in the following activities provided liquid assets are earmarked (or margin, collateral or escrow arrangements are established to cover the related obligations as discussed in the “Derivative Instruments – Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations” section of this SAI, below) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.)
7.
Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)
8.
Diversification. All of the Portfolios, except the Focused Appreciation Portfolio, are classified as diversified investment companies as defined under the 1940 Act. The Focused Appreciation Portfolio is classified as a non-diversified investment company as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities.) Any Portfolio that is non-diversified under the 1940 Act would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code of 1986, as amended, discussed in this SAI under “Taxes.”
For purposes of applying Fundamental Investment Restriction number 1, the Fund considers a Portfolio’s investments to be “concentrated” in a particular industry if more than 25% of the Portfolio’s total assets are invested in that industry as classified by Bloomberg L.P. and/or as otherwise provided in the parenthetical note to the restriction. The Fund will also apply its concentration limitation in a manner that capture’s a Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.) Because the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio each pursues an investment strategy which is focused on achieving full replication of the Portfolio’s reference benchmark index, the investments in these Portfolios will be concentrated in a particular industry to the extent that the industry concentration exists in the reference benchmark index.
With respect to Fundamental Restriction numbers 6 and 7, section 18(f) of the 1940 Act provides that it shall be unlawful for any registered open-end fund to issue any class of senior security or to sell any senior security, except that the fund may borrow from a bank if the fund maintains at least 300% asset coverage over all such bank borrowings. The SEC and its staff have taken the position that reverse repurchase agreements, firm commitment agreements, standby commitment agreements, short sales, written options, forwards, futures, and certain other derivatives transactions may involve the issuance of a senior security subject to prohibitions and asset coverage requirements of section 18(f)(1). The SEC and its staff have indicated, however, that they will not object to a fund engaging in such transactions without complying with the asset coverage and other requirements of section 18(f)(1), provided that the fund segregates assets, or otherwise “covers” its obligations under the instruments, consistent with SEC and staff guidance.
Operating Policies
The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.
1.
Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Focused Appreciation Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. (Note: For purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non- governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.)
2.
Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and applicable regulations promulgated thereunder; and (b) for the Index 600 Stock Portfolio, Balanced Portfolio and Asset Allocation Portfolio, securities of the iShares Trust and iShares, Inc. (collectively, the “iShares® Funds”), pursuant to an exemptive order obtained by the iShares® Funds permitting investment companies meeting the conditions of the exemptive order to invest in securities of the iShares® Funds in excess of the limitations of Section 12(d)(1) and Section 17(a) of the 1940 Act*; and provided further that the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Select Bond Portfolio, Short-Term Bond Portfolio, High Yield Bond Portfolio, Government Money Market Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, and Multi- Sector Bond Portfolio may not, as a non-fundamental policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.
3.
Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Government Money Market Portfolio the limit is 5%.
4.
Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
5.
Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)
6.
Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

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iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the Index 600 Stock Portfolio, Balanced Portfolio or Asset Allocation Portfolio.

MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES
Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes
Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).
Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.
In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:
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Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

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Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.
Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.
Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.
Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.
The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.
Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.
Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.
Auction Rate Securities
Each Portfolio, other than the Government Money Market Portfolio, may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.
Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.

Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:
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Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).
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Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.
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Sell - Sell an existing position regardless of the clearing rate set at the auction.
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Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).
In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker- dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.
There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.
The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.
Banking Obligations
The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.
Eurodollar Certificates of Deposit. Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Brady Bonds
The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).
Convertible Securities
Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Economic Risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.
Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market Value Fluctuation. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.

Derivative Instruments
To the extent permitted by its investment objectives and policies, each Portfolio (except the Government Money Market Portfolio) may invest in derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index.
Overview
Uses of Derivatives. There are many different types of derivatives and many different ways to use them. Derivatives can be used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices, inflation, currency exchange rates and other hedging purposes. Derivatives may also be used for non-hedging purposes, such as to enhance returns, manage or “equitize” cash, employ leverage, earn income, reduce transaction related costs, manage liquidity, and gain exposure to particular securities markets in a way that is more efficient than investing directly in those securities and other directional investments in particular assets. Fixed-income Portfolios may also use derivatives to adjust its portfolio’s duration and yield curve exposure. The return on a derivative may increase or decrease, depending upon changes in the reference asset or index to which it relates. Certain Portfolios may invest in derivatives as part of their principal investment strategies, which are identified in the Prospectus. Other Portfolios may use derivatives to a lesser extent.
General Risks. Derivative instruments are subject to a number of risks:
Management Risk. Like other investments, the ability of a Portfolio to successfully utilize derivatives depends in part upon the ability of the Adviser or Sub-Adviser to effectively assess and forecast market values and other price movements, interest rates, currency movements, and/or other economic factors, as well as the creditworthiness of credit derivatives and counterparties to derivatives transactions. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. Incorrect assessments or forecasts by the Adviser or Sub-Adviser could lead to substantial losses on derivatives positions held by the Portfolio, and the Portfolio might have been in a better position if it had not entered into the transaction at all.
Correlation Risk. The use of derivatives strategies involves the risk of an imperfect correlation, or even no correlation, between price movements of derivative instruments and the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment. There are a number of factors that may prevent a derivative instrument or strategy from achieving desired correlation, including the impact of fees, valuation determinations, liquidity environment, large or unexpected movements in the underlying asset, rate or index, or in the market generally, fluctuations in currency exchange rates, regulatory requirements, and the Portfolios’ investment restrictions and limitations.
Liquidity Risk. Derivatives are subject to the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by an applicable exchange, either of which may make it difficult or impossible to close out a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Counterparty Risk. The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or clearinghouse) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is partially mitigated if collateral or margin has been posted and is held against the position.
Credit Risk. Credit derivatives used by a Portfolio are at risk of loss to the extent that the Portfolio sells a credit default swap on a reference entity that is unable to make principal and interest payments when due or otherwise honor its obligations. The Adviser or Sub-Adviser, through its internal risk management processes, monitors credit risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one credit, where feasible and appropriate.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount implied by its notional value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. In addition, a Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
Interest Rate Risk. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates. The Portfolio may experience loss from such instruments if interest rates move in a direction unanticipated by the Adviser or Sub-Adviser.
Other Risks. Participation in the markets for derivative instruments may also involve transaction costs to which a Portfolio may not be subject absent the use of these strategies. A Portfolio’s ability to use derivatives may also be limited by certain legal, regulatory and tax considerations. Derivatives are also subject to the risk of mispricing or improper valuation. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income securities, changes in the value of the fixed-income securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Furthermore, the SEC has adopted new regulations related to the use of derivatives and related insutrments by registered investment companies. These regulations may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.
More Information About Types of Instruments, Strategies, and Risks
The Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indices, and foreign currencies, and enter into interest rate, foreign currency, index and futures contracts and purchase and sell options on such futures contracts (“futures options”) and forward contracts, including forward foreign currency exchange contracts for hedging purposes, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures, forwards, swaps or options. The Portfolios (and in particular the Index 500 Stock, Index 400 Stock and Index 600 Stock Portfolios) may invest in futures and swap agreements to seek to replicate the composition and performance of their target index. The Portfolios (except for the Government Money Market and Long-Term U.S. Government Portfolios) also may purchase and sell foreign currency options, futures, and forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, and indices of securities. The Portfolios (and in particular, the Inflation Protection Portfolio) may enter into swap agreements to manage and reduce the effects of inflation. In addition, the Fixed-Income Portfolios may invest in swap agreements and other derivative instruments to adjust their portfolio’s duration and yield curve exposure.

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.
The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Suitable derivative transactions may not be available in all circumstances. More information about the types of derivatives the Portfolios may use and the related risks is discussed in greater detail below.
Options on Securities and Indices.
A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Portfolio will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Portfolio. A call option on a security is also “covered” if a Portfolio does not hold the underlying security or have the right to acquire it, but the Portfolio segregates or “earmarks” liquid assets in an amount equal to the value of the underlying security (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).
For a call option on an index, the option is covered if a Portfolio maintains liquid assets in an amount equal to the Portfolio’s net obligation under the option. A call option is also covered if a Portfolio holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Portfolio segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restrictions concerning senior securities and borrowings. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Adviser or Sub-Adviser desires.

A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The Portfolios may use a combination of call and put options in pursuing their strategies. Such positions will be covered when sufficient assets are deposited to meet the Portfolios’ immediate obligations. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
Additional Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American-style option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio is unable to close out an option that it had purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio is unable to close out such a call option, the Portfolio will not be able to sell the underlying security unless the option expired without exercise.
Foreign Currency Options.
Portfolios that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Portfolios may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Portfolio to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement to buy or sell a financial instrument, foreign currency or the cash value of an index at a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Portfolio (except for the Government Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security or indices. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indices, financial instruments or foreign currencies may represent new investment products that lack track records.
A Portfolio may purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Portfolio, the Portfolio is required to deposit with its custodian (or futures commission merchant, if legally permitted) a specified amount of margin (“initial margin”). The margin required for a futures contract is set by the clearinghouse through which the contract is cleared and may be modified during the term of the contract. Margin requirements on foreign clearinghouses may be different than U.S. clearinghouses. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. Each day a Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”
A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. The transaction costs must also be included in these calculations.
When purchasing a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.
When selling a futures contract that cash settles, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets equal to the marked-to-market value of the futures contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the custodian).
With respect to futures contracts that “physically settle,” a Portfolio may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal the Portfolio’s daily marked-to-market (net) obligation, if any; in other words, the Portfolio may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to utilize these contracts to a greater extent than if the Portfolio were required to segregate or “earmark” assets equal to the full notional value of the futures contract.
When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
Additional Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Forward Contracts.
A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective.
The most typically used type of forward contract is forward foreign currency exchange contracts. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).
Additional Risks of Forward Currency Exchange Contracts. These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements.
Each Portfolio (except for the Government Money Market Portfolio) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indices, specific securities, and credit- and event-linked swaps. Each Portfolio (and in particular the Inflation Protection Portfolio) may enter into swap agreements to manage or reduce the risk of the effects of inflation with respect to its positions in non-inflation indexed securities. A Portfolio also may enter into options on swap agreements (“swaptions”).
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearinghouses. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a specific security, a basket of securities, or a securities index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.
A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the Government Money Market Portfolio) may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.
Most types of swap agreements entered into by the Portfolios will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets to avoid any potential leveraging of the Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing is occurring on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser and the Sub-Advisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.
Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that the Adviser or Sub-Adviser will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
A Portfolio’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Portfolio, if applicable). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio’s portfolio. See “Asset Coverage, Segregation and Earmarking Related to Derivative Obligations,” below.
Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.
The Portfolios will comply with guidelines established by the SEC and/or its staff with respect to asset coverage of derivative obligations. These guidelines may, in certain instances, require segregation or “earmarking” by a Portfolio of cash or liquid securities on its books or with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligations), equals its net obligation. A derivative transaction will not be considered to constitute the issuance of a “senior security” by a Portfolio under Fundamental Investment Restriction number 6 (See "INVESTMENT POLICIES – Investment Restrictions" above), and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio earmarks or otherwise covers the transaction in accordance with applicable SEC and staff guidance.

As a general matter, with respect to derivatives that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional amount of the derivatives contact. With respect to derivatives that are required to “cash settle,” however, a Portfolio may set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional amount of the derivative. By setting aside assets equal to only its net obligation under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative.
Asset coverage may be achieved by other means and amounts set aside or earmarked to cover open derivative positions may change when consistent with applicable regulatory authority. As a result, a Portfolio may earmark or segregate amounts less than, or equal to, the notional amount of the derivatives used depending on a number of factors, such as the settlement practices of certain derivatives, the ability of the Portfolio to control its obligations through active management of certain derivative contracts prior to expiration, and the existence of specific language negotiated with futures commission merchants and OTC counterparties related to the Portfolio’s inability to physically settle certain derivatives contracts. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that asset coverage, earmarking or segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.
Regulatory Impact.
Additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the clearinghouses are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.
In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
The federal banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing-in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements would be applicable to all financial end-users, including the Portfolios that enter into uncleared swaps, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end users with a “material swaps exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.
During 2020, the federal banking regulators and the CFTC separately issued amending regulations that, among other things, modified the phase-in period for initial margin requirements by extending the phase-in compliance date for financial end users with a “material swaps exposure” of between $50 billion and $750 billion in notional value to September 1, 2021, and those with “material swaps exposure” of between $8 billion and $50 billion in notional value to September 1, 2022.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Portfolios will need to comply with certain conditions depending on the extent of its use of derivatives by the third quarter of 2022, including (as applicable) the adoption and implementation of policies and procedures designed to manage the Portfolio’s derivatives risks, observance of recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that a Portfolio may obtain based on value-at-risk, maintenance of a derivatives risk management program and designation of a derivative risk manager.
In addition, under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions, in the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolios could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act, margin or bail-in regulations on any of the Portfolios. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolios, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.
Status Under the Commodity Exchange Act.
In February 2012, the CFTC adopted amendments to certain of its regulations under the CEA that provide an exclusion from registration as a “commodity pool operator” (“CPO”) for registered investment companies that use futures contracts and options thereon. The CFTC rules previously permitted unlimited futures transactions and options thereon, so long as the fund had claimed the applicable exemption or exclusion from registration as a CPO by making a notice filing with the National Futures Association (“NFA”); swap contracts were not previously regulated by the CFTC. The Portfolios described in and subject to this SAI have previously claimed and have historically relied upon the exclusion from CPO registration applicable to registered investment companies. Under the amended rules, the exclusion from CPO registration for registered investment companies is available only if the registered investment company uses futures contracts, options thereon, and certain swaps solely for “bona fide hedging” purposes (as defined by the CFTC), or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Also, in adopting the amendments, the CFTC clarified that the investment adviser to the registered investment company, rather than the company itself, is the entity subject to registration and regulation as a CPO if the applicable exemption or exclusion, as amended, is no longer available. Investment advisers required to register as a CPO under the amended rules will be required to operate the entity in compliance with certain disclosure, reporting and recordkeeping requirements. The CFTC has also issued a limited extension to certain qualifying fund operators from the obligation to register as a CPO until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of the CFTC’s issuance of revised guidance regarding the application of the CFTC de minimis thresholds to fund of funds positions. The Adviser has filed with the CFTC to avail itself of this extension from the CPO registration requirements with respect to the Portfolios and, therefore, neither the Portfolios nor the Adviser with respect to the Portfolios are subject to registration or regulation as a CPO as of the date of this SAI. The Fund and the Adviser intend to operate under the de minimis threshold and avoid CPO registration with respect to the Portfolios. Accordingly, until the guidance is finalized, it is unclear how the Fund’s fund of funds positions will be treated for purposes of the de minimis thresholds but it is possible that the Portfolios will be restricted in their use of CFTC covered instruments.

Event-Linked Exposure
Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placement Transactions and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.
Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions
Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.
A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. For more information on segregation, see the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Foreign Securities, Foreign Currencies, Foreign Interest Rates, Depositary Receipts, and Synthetic Local Access Instruments
Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”

Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.
Emerging Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company (1) is organized under the laws of, or has its principal office in an emerging market country; (2) has its principal securities trading market in an emerging market country; and/or (3) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.
Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of financial information about such companies, and its reliability, may be compromised since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. In addition, the SEC, U.S. Department of Justice and other authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations, matters of comity and various other factors.
In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.
Frontier Markets. Investments in emerging markets may include, in some cases, investments in a sub-set of emerging markets known as frontier markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. While certain Portfolios may invest in emerging market issuers, no Portfolio, with the exception of the Emerging Markets Equity Portfolio, will invest in frontier market issuers as a principal investment strategy.
Asian Investing Risk. Certain of the Portfolios may invest a significant portion of their assets in Asian securities, and those Portfolios may be more volatile than a portfolio that is broadly diversified geographically. Such investments are subject to general economic and political conditions in Asia and the Asia region may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk.” Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters.
Investing in Asian companies could be adversely affected by major hostilities in the region. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Portfolio to increased volatility. Many Asian countries are dependent on the economies of the U.S. and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Portfolio’s investments. Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. In addition, Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy. Further, the Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.
China Investing, Generally. In addition to the risks of investing in foreign securities, and the risks of emerging markets and Asian investing as described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Portfolio’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Actual and threatened responses to such military conflicts, internal, social unrest, cyberattacks and other activities, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may adversely impact China’s economy and Chinese issuers of securities. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The current political climate has intensified concerns about heightened trade tensions between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Developments regarding the course and impact of changing trade policies between the U.S. and China are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities market continues to experience considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.
China Investing, Directly Through Stock Connect Programs. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. In recent years, non-Chinese investors, including mutual funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities. Investing in China A shares through Stock Connect Programs may be limited by aggregate and daily quota limitations. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. As of the date of this SAI, the Emerging Markets Equity Portfolio plans to invest in China A shares through Stock Connect Programs.
Foreign Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.
Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Interest Rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.
Depositary Receipts. The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.
Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.
High Yield, High Risk Bonds
Each of the Portfolios, except the Government Money Market Portfolio, may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The Fund considers a debt security to be a junk bond if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P Ba1 or lower by Moody's; BB+ or lower by Fitch), or if unrated, determined by the Portfolio's Adviser or Sub-Adviser to be of comparable quality. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.
Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero- coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub- Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develop their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.
Hybrid Instruments
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Government Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” above for additional information.
There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.
Inflation-Indexed Bonds
The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.
Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.
An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation- adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.
Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.
Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.
Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.
Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation- linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.
Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.
Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers
Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.
Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.
Investment Company Securities And Exchange Traded Funds
The Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Each of the Balanced and Asset Allocation Portfolios (the “Allocation Portfolios”) pursue the equity component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). Each of the Allocation Portfolios pursue the fixed income component of their investment strategies by investing its assets in one or more of the following other Fund Portfolios: Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each also an “Underlying Portfolio”). In addition, each of the Allocation Portfolios may invest in ETFs to gain additional exposure to certain markets, sectors, or regions as alternatives to investments in Underlying Portfolios, as a cash equivalent alternative investment, and for other purposes, described in the Prospectus. For more information about the Underlying Portfolios, please see the Fund’s Prospectus.
Loans (including Senior Loans) and Other Direct Debt Instruments
Each of the Portfolios may invest in fixed and/or floating rate loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet redemptions in a timely manner. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s or Sub-Adviser’s (as applicable) research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
The Portfolios, and in particular the Multi-Sector Bond Portfolio, may also invest in “senior loans.” Senior loans are loans made to companies whose creditworthiness is speculative and is rated below investment-grade by the major credit rating agencies, or determined to be of comparable quality by the Adviser or Sub-Adviser. Senior loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. A Portfolio may invest in senior loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in senior loans usually pay higher yields compared to investment-grade loans. The higher yields of senior loans represent the risk premium associated with lending to below investment-grade borrowers.
To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Portfolio may also be subject to greater levels of liquidity risk as a result of this type of investment. In addition, the senior loans in which a Portfolio invests may not be listed on any exchange and a secondary market for such loans may be comparatively limited relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Senior loans that are considered to be “covenant-lite” loans contain fewer or less restrictive constraints on the borrower than certain other types of loans, and consequently offer less protection to the loan holder. Covenant-lite loans may have increased credit risk and call risk, and may also be subject to heightened liquidity risk. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the senior loans and/or may result in a Portfolio not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Money Market Instruments
Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Government Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.
Government Money Market Portfolio Investments. With respect to the Government Money Market Portfolio’s purchase of money market instruments, Rule 2a-7 under the 1940 Act prescribes certain investment limitations to control credit risk and interest rate risk.
As a “government money market portfolio” as defined under Rule 2a-7, the Government Money Market Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. In addition, the securities purchased by the Government Money Market Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 and other SEC rules. For example, Rule 2a-7 limits a money market fund to investing in securities that have remaining maturities of 397 calendar days or less. Also, the Government Money Market Portfolio must maintain a dollar weighted average maturity of no more than 60 calendar days. For purposes of the foregoing limits, the Government Money Market Portfolio may calculate maturity of certain adjustable rate securities in accordance with applicable regulation, which permits the Portfolio to deem the maturity of certain securities to be the next interest readjustment date or the next date that the principal amount can be recovered through demand. In addition, the Government Money Market Portfolio must maintain a dollar weighted average life to maturity without regard to interest readjustment dates of no more than 120 calendar days. The Portfolio only purchases securities that present minimal credit risk as determined by management.
Mortgage-Backed Securities; Asset-Backed Securities; Other Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.
The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.
Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.
The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants. FNMA and FHLMC’s common and preferred shareholders will bear losses ahead of the government’s senior preferred shares. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In February 2011, plans were announced to wind down FNMA and FHLMC and reduce the Federal government’s involvement in the mortgage market. In August 2011, Standard and Poor’s Rating Services (“S&P”) downgraded the long-term sovereign credit rating on the U.S. to “AA+” from “AAA,” and subsequently downgraded the credit rating of debt issued by FNMA and FHLMC to “AA+,” an indication of this reliance on the U.S. government. More recently, however, reports indicate that FNMA and FHLMC are returning to profitability. Notwithstanding these recent developments, much uncertainty continues. Discussions among lawmakers are on-going about the future of FNMA and FHLMC as they consider multiple options, including elimination. FNMA and FHLMC also are subject to several continuing legal actions and investigations over certain public disclosure and corporate governance matters. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel- pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Mortgage Dollar Roll Transactions. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.
A Portfolio will segregate or “earmark” cash, U.S. Government securities or other liquid assets consistent with the section on “Asset Coverage, Segregation and Earmarking Related to Derivatives Obligations.” As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio’s restrictions on borrowings.
A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.
Credit Risk Transfer Mortgage-Backed Securities. Credit risk transfer mortgaged-backed securities are issued by FNMA (called Connecticut Avenue Securities) and FHLMC (called Structured Agency Credit Risk debt notes). Unlike the standard traditional mortgaged-backed securities issued by FNMA and FHLMC, which protect investors from the risk that home buyers will stop making timely payments on their mortgages (i.e., mortgage default or credit risk), the credit risk transfer mortgaged-backed securities are unguaranteed and unsecured by FNMA and

FHLMC. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors like the Portfolios that hold these securities could lose some or all of their investment in these securities if the underlying mortgages default.
Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities” and “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S Government Bond Portfolio and the Multi-Sector Bond Portfolio may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO, inverse floater securities, or residual interest bonds.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.
Municipal Bonds
A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally exempt from federal income tax. Municipal bonds may also be issued to refinance public debt.
Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.
A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. In order for interest payments received by holders of industrial development bonds to be exempt from federal income tax, they must constitute a qualified bond, as defined in section 141 of the Code. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.
The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.
The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.
Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). The Act authorizes state and local governments who issue Build America Bonds to elect to either (i) receive a direct payment from the federal government equal to 35% of the interest costs; or (ii) provide federal tax credits to investors in the bonds equal to 35% of the coupon interest received. The federal interest subsidy or tax credit benefit continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.
Build America Bonds are subject to the same types of risks as other municipal bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.

Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit, beginning on March 1, 2013. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds have been reduced. The U.S. Congress has continued to extend the period for sequestration, and it was most recently extended through 2029 by the Bipartisan Budget Act of 2019. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. Reductions to the subsidy may increase the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.
Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio could be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.
Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Private Investments in Public Equity (PIPEs)
Certain Portfolios may also make private investments in public equity, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by a company that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the company’s publicly traded securities.
Shares acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration in accordance with rules under the 1933 Act. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Portfolio’s investments. Even if the Portfolio is able to have securities acquired in PIPEs registered or sell such securities through an exempt transaction, the Portfolio may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Because PIPEs involve private placement transactions, see also “Private Placement Transactions and Illiquid Assets” below.

Private Placement Transactions and Illiquid Assets
Each Portfolio may invest up to 15% (except the Government Money Market Portfolio which may invest up to 5%) of its net assets in securities deemed to be illiquid, which may include private placement transactions. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the board of directors of the Fund. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.
Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.
Real Estate Investment Trusts
The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income- producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to satisfy the specific requirements under the Code that allow REITs to pass through income to shareholders without paying tax at the entity level, and failing to maintain their exemptions from the 1940 Act. The Portfolios are not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. REITs are also subject to interest rate risks.
Repurchase Agreements
Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amounts to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities or by the Government of Canada or of a Province of Canada or

any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Securities subject to repurchase agreements in which the Government Money Market Portfolio invests are limited to cash, and obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent necessary to operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.
Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Adviser or Sub-Adviser, as applicable, shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.
Reverse Repurchase Agreements
Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment, which may be considered a form of borrowing. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. To the extent a Portfolio covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets, such an agreement will not be considered a “senior security” by the Portfolio and will not be subject to the 300% asset coverage test otherwise applicable to borrowings by the Portfolio. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.
Reverse Convertible Notes
The Portfolios may invest in reverse convertible notes. A reverse convertible note is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.
In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.

Securities Lending
Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
Securities on Restricted Lists
A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.
Short Sales
The Portfolios may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender.
A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price.
If the value of a security sold short increases between the time the short sale is made and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will experience a gain. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales. There are certain transaction costs associated with short selling. Any gain will be decreased, and any loss increased, by such transaction costs. In addition, a Portfolio may incur interest and/or dividend expense to the extent it engages in short sales.
A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. Until the Portfolio replaces the borrowed security, the Portfolio will earmark liquid assets in the amount of its obligation in the short sale transaction to the extent the obligation is not otherwise covered through ownership of the underlying security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. In a short sale against the box, if the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio will lose the opportunity to participate in the gain.

Special Purpose Acquisition Companies
The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Standby Commitment Agreements
The Portfolios may acquire standby commitments. Under a standby commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Standby commitments acquired by the Portfolio may also be referred to as a “demand feature”.) Standby commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise standby commitments will be unconditional and unqualified. Standby commitments are provided in the form of letters of credit (LOCs), standby purchase agreements (SBPAs) or similar commitments. The standby commitment is typically provided by a bank or the issuer of a security.
Risks associated with standby commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the standby commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby commitments only with providers that, in the Sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a standby commitment will depend on the ability of the provider to meet its obligations under the standby commitment. The Sub-adviser continuously monitors providers of standby commitments on its approved lists.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:
1.
Student Loan Marketing Association,
2.
Federal Home Loan Banks,
3.
Federal Intermediate Credit Banks, and
4.
the Federal National Mortgage Association.
U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
Warrants
Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon, Step Coupon And Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute most of its investment company taxable income, which includes the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.
Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
SPECIAL RISK RELATED TO CYBER SECURITY
The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern

Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber- attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.
PORTFOLIO TURNOVER
Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in investment strategy or outlook. The portfolio turnover rate for the Index 600 Stock Portfolio is generally anticipated to be higher than that of its underlying benchmark index, the S&P SmallCap 600® Index, due to the Portfolio’s use of exchange-traded funds in an attempt to achieve full replication.
For periods ending 2019 and 2020, the portfolio turnover rates for the Portfolios were:
Portfolio Turnover Rate	2020	2019
Growth Stock	%24.08	116.28%
Focused Appreciation	%20.55	6.57%
Large Cap Core Stock	%71.64	53.53%
Large Cap Blend	%27.63	23.99%
Index 500 Stock	%4.59	3.54%
Large Company Value	%83.71	62.00%
Domestic Equity	%33.38	11.83%
Equity Income	%29.50	18.23%
Mid Cap Growth Stock	%47.05	29.79%
Index 400 Stock	%17.90	16.43%
Mid Cap Value	%76.02	43.65%
Small Cap Growth Stock	%59.98	42.17%
Index 600 Stock	%28.06	32.91%
Small Cap Value	%27.85	25.34%
International Growth	%20.83	20.66%
Research International Core	%24.96	17.55%
International Equity	%64.53	42.61%
Emerging Markets Equity	%31.14	22.42%
Short-Term Bond	%49.26	56.20%
Select Bond	%340.13	402.78%
Long-Term U.S. Government Bond	%157.15	4.79%
Inflation Protection	%56.24	39.66%
High Yield Bond	%41.68	33.09%
Multi-Sector Bond	%30.15	29.78%
Balanced	%27.91	16.68%
Asset Allocation	%28.51	15.44%
The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates. For the Select Bond and Long-Term U.S. Government Bond Portfolios, the portfolio turnover rate excludes the impact of mortgage dollar roll transactions. For the Long-Term U.S. Government Bond Portfolio, the portfolio turnover rate excludes the impact of financing transactions.
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change Effective November 14, 2019, a new Sub-Adviser was appointed to manage the Growth Stock Portfolio. The portfolio turnover rate for the Growth Stock Portfolio for 2019 is elevated due to the transition of the Portfolio to the new Sub-Adviser, and the Sub-Adviser for the Portfolio anticipates that the turnover rate will normalize within an expected range between 30% - 40% on an annual basis. Effective February 1, 2021 new Sub-Advisers were appointed to manage the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios, and as a result it is anticipated that there will occur an elevated turnover rate for these Portfolios in connection with the transition to the new Sub-Advisers. In addition to the foregoing, the International Equity Portfolio has experienced increased turnover during the 2019-2020 period due to market volatility and the Sub-Adviser for the Portfolio anticipates that the turnover rate will normalize, as market volatility subsides, within an expected range between 20% - 30% on an annual basis.
MANAGEMENT OF THE FUND
General
Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently comprised of eight directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.
Board Leadership Structure
In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.
The Board has appointed a Chairman who presides at all meetings of the Board. The Chairman is an “interested person” as defined in Section 2 (a)(19) of the 1940 Act. That is, the Chairman is also an executive officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chairman, with his detailed knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual and Mason Street Advisors, the Fund’s investment adviser, in particular, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chairman does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics discussed below.
The President of the Fund, and not the Chairman of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.
Seven of the eight directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 85% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chairman). In addition to a Chairman, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liason for legal counsel to the Independent Directors, serves as a liason with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for future private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the chairperson between meetings.

Board Committees
The Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. As of the date of this SAI, the Nominating, Audit and Investment Oversight Committees were comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, each of whom is an Independent Director, and the Regulatory and Compliance Committee was comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann.
The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Fund at 720 E. Wisconsin Ave, Milwaukee, WI 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. The functions of the Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee are discussed below, under “Board Role in Risk Oversight.”
Board Role in Risk Oversight
The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee.
The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the oversight of the Fund’s Risk Management Plan. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the plan to deal with the risks (including risk mitigation, control and monitoring.) The Board reviews the policies and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports from management on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the valuation of securities held in the various Portfolios. As part of each Board meeting, the Board receives a presentation from the Fund’s Pricing Committee and reviews minutes of Pricing Committee meetings held during the prior quarter. In addition, the Board reviews reports relating to the fair valuation of Portfolio securities provided as part of the Pricing Committee’s materials.
The Board has established an Audit Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and currently chaired by Mr. Gerber, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings and otherwise as may be determined necessary, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. Five meetings of the Audit Committee were held during the fiscal year ended December 31, 2020. The Audit Committee also receives periodic reports from Northwestern Mutual’s Enterprise Risk Assurance Department (“ERA”) on the status of its Audit Plan, which provides information relating to ERA’s ongoing examinations of a variety of operational, regulatory and legal risks.
The Board has established an Investment Oversight Committee, comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Huffman, Ribbens and Ullmann, and currently chaired by Mr. Ullmann, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered.

Four meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2020. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.
The Board has established a Regulatory and Compliance Committee comprised of Mses. Allison, Brown and Hanson and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Ms. Hanson, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. Four meetings of the Regulatory and Compliance Committee were held in the fiscal year ended December 31, 2020. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.
Board Member Qualifications
The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.
Mr. Joelson has extensive investment management experience and a significant knowledge of insurance products gained through various roles both within and external to Northwestern Mutual. Mr. Joelson joined Northwestern Mutual in 2012, serving as Chief Investment Officer through 2020. In his role as Chief Investment Officer, he oversaw the management of Northwestern Mutual’s general account investment portfolio and was responsible for each of Northwestern Mutual’s investment departments. Prior to joining Northwestern Mutual, Mr. Joelson served as Chief Investment Officer for Genworth Financial as well as Prudential Financial, where he spent the majority of his career and held several other roles. Mr. Joelson’s investment experience includes familiarity not only with the whole spectrum of investment asset classes, but also with risk management, investment strategy, analytics and leadership development. Mr. Joelson, who holds an M.B.A. in finance and accounting and serves on the audit committee of Conning Holdings Corporation, also brings additional experience in financial and accounting matters to the Board. As a member of Northwestern Mutual’s executive leadership team, Mr. Joelson brings a unique and valuable viewpoint to the Board.
Ms. Allison brings an in-depth knowledge of the operational issues of mutual funds and the mutual fund industry in general, through her past experience as the founder, director and Chief Executive Officer of a mutual fund service provider and, prior thereto, her responsibility for the creation, launch and on-going management of a regional banking firm’s mutual fund family. Through these past responsibilities she also brings a broad understanding of mutual fund financial reporting. Ms. Allison also brings investment management experience through her past position as a portfolio manager of personal trust portfolios and fixed income common trust funds, and additional mutual fund industry experience through her current service as a director for another mutual fund company, including her service as the chair of the mutual fund company’s audit committee.
Mr. Huffman has substantial investment experience with a focus on fixed income investments, and a broad base of knowledge of the investment management business and the securities markets, through his current role as Chief Executive Officer of RVP Management, LLC, a registered investment adviser, and his prior role as regional head of fixed income sales for a large investment banking firm.

Ms. Brown brings business management experience gained in part through her current position as Chief Executive Officer of the Girl Scouts of Wisconsin Southeast, as well as her prior position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and her previous experience as Chief Operating Officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.
Ms. Hanson brings particular experience in financial and accounting matters gained through her prior position as Chief Financial Officer of Aurora Health Care (“Aurora”), in which capacity she was responsible for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as Chief Financial Officer for a health insurance company and as audit manager for PricewaterhouseCoopers LLP. Ms. Hanson also brings particular experience in the financial services industry and investments through her role as prior chair of Aurora’s investment committee, her current service as a director and independent chair of the board of directors for another mutual fund company and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.
Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.
Mr. Ribbens brings significant business experience in the asset management industry through his current role as Member and Partner of a Wisconsin registered investment adviser, and through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in product creation were perceived to be helpful in the evaluation of the firm, investment personnel, process and performance provided by the Fund’s sub-advisers. He also brings valuable experience through his experience as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.
Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as Chief Operating Officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and has familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Fund’s sub-advisers.
Compensation of Officers and Directors
Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.
During fiscal 2020, the Independent Directors then in office were paid for their services as directors of the Fund, a total of $161,000 per year, consisting of an $101,000 retainer and per meeting fees of $15,000 per regular meeting. The lead Independent Director receives an additional fee of 20% of the annual base director fee and the chairs of the Audit, Regulatory and Compliance, and Investment Oversight Committees each receive an additional fee of 10% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board, and continuing education expenses.
The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2020 fiscal year.
Compensation Table
(1) Name of Person, Position	(2) Aggregate Compensation From Registrant[1]	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	(4) Estimated Annual Benefits Upon Retirement[2]	(5) Total Compensation Paid to Directors in 2020[1]
Independent Directors
Miriam M. Allison Director	$193,200	None	None	$193,200
Christy L. Brown Director	$177,100	None	None	$177,100
William J. Gerber Director	$161,000	None	None	$161,000
Gail L. Hanson Director	$177,100	None	None	$177,100
Robert H. Huffman, III Director	$161,000	None	None	$161,000
David Ribbens Director	$161,000	None	None	$161,000
Donald M. Ullmann Director	$177,100	None	None	$177,100
Officers
Randy M. Pavlick[3] CCO	$66,630	None	None	N/A
Michael J. Conmey[4] CCO	$69,740	None	None	N/A

1 Compensation amounts shown do not reflect expense reimbursements that may have been paid during the period.
2 The Fund does not maintain or sponsor a pension or retirement plan.
3 Compensation amounts shown are for January 1, 2020 – June 30, 2020.
4 Compensation amounts shown are for June 30, 2020 – December 31, 2020.
Directors’ and Officers’ Holdings
All of the outstanding shares of each Portfolio are owned by Northwestern Mutual through its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as an affiliated fund of funds). Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act if they were to invest in variable contracts issued by Northwestern Mutual.
The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A=$0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
Miriam M. Allison	N/A	A	A
Christy L. Brown	N/A	A	A
William J. Gerber	N/A	A	A
Gail L. Hanson	N/A	A	A
Robert H. Huffman III	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A
Interested Director	N/A	A	A
Ronald P. Joelson	N/A	A	A
As of December 31, 2020, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.
Codes of Ethics
The Fund and Mason Street Advisors, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
Approval of the Investment Advisory Agreement
On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determines to reasonably be necessary for the directors to evaluate the terms of (i) the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC; and (ii) each of the investment sub-advisory agreements between Masons Street Advisors, LLC and the individual sub- advisors providing services to the Portfolios, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund’s annual and semi-annual shareholder reports.
OWNERSHIP OF SHARES OF THE FUND
All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies. As of the date of this SAI, no shares were held by Northwestern Mutual for its General Account. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.
The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2021.
The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
Any shares held by Northwestern Mutual in its General Account would represent seed money invested in one or more Portfolios. A redemption by Northwestern Mutual of its seed money in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual would be permitted to redeem its seed money in a Portfolio at any time without notice.

INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser
The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.
The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.
For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. The following table reflects the advisory fees received by Mason Street Advisors for fiscal years ended December 31, 2018, December 31, 2019 and December 31, 2020, for its services as investment advisor to the Fund.
Name of Portfolio	2020	2019	2018
Growth Stock Portfolio	$4,702,680	$4,145,783	$4,052,884
Focused Appreciation Portfolio	$6,401,843	$5,837,055	$5,760,573
Large Cap Core Stock Portfolio	$2,620,673	$2,482,548	$2,466,831
Large Cap Blend Portfolio	$1,181,856	$1,272,249	$1,295,644
Index 500 Stock Portfolio	$7,279,264	$6,688,201	$6,338,944
Large Company Value Portfolio	$1,264,160	$1,309,291	$1,312,493
Domestic Equity Portfolio	$4,210,681	$4,368,504	$4,271,017
Equity Income Portfolio	$3,988,639	$4,536,271	$4,817,185
Mid Cap Growth Stock Portfolio	$5,729,083	$5,721,279	$5,721,638
Index 400 Stock Portfolio	$2,085,083	$2,089,465	$2,064,810
Mid Cap Value Portfolio	$3,738,778	$3,853,348	$3,859,127
Small Cap Growth Stock Portfolio	$3,481,356	$3,279,450	$3,380,630
Index 600 Stock Portfolio	$636,443	$624,231	$589,550
Small Cap Value Portfolio	$4,381,189	$4,892,041	$5,344,200
International Growth Portfolio	$4,772,975	$4,360,206	$4,113,213
Research International Core Portfolio	$5,458,213	$5,012,022	$4,718,817
International Equity Portfolio	$8,113,558	$8,780,544	$9,420,664
Emerging Markets Equity Portfolio	$7,330,578	$7,070,560	$6,562,925
Government Money Market Portfolio	$1,197,650	$1,313,001	$1,275,465
Short-Term Bond Portfolio	$1,163,181	$1,063,235	$993,747
Select Bond Portfolio	$9,495,921	$9,121,352	$8,779,065
Long-Term U.S. Government Bond Portfolio	$802,099	$634,266	$585,319
Inflation Protection Portfolio	$1,953,390	$1,840,561	$ 1,810,434

Name of Portfolio	2020	2019	2018
High Yield Bond Portfolio	$3,376,573	$3,439,253	$3.360.366
Multi-Sector Bond Portfolio	$6,924,547	$6,585,482	$6,034,270
Balanced Portfolio	$1,098,532	$1,099,545	$1,120,135
Asset Allocation Portfolio	$138,577	$136,914	$136,711
Expense Limitation Agreements
Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):
Portfolio	Expense Cap	Expiration
Focused Appreciation	0.90%	April 30, 2022
Large Cap Blend	0.85%	April 30, 2022
Large Company Value	0.80%	April 30, 2021
Domestic Equity	0.75%	April 30, 2022
Equity Income	0.75%	April 30, 2022
Mid Cap Value	1.00%	April 30, 2022
Index 600 Stock	0.35%	April 30, 2022
Small Cap Value	1.00%	April 30, 2022
International Growth	1.10%	April 30, 2022
Research International Core	1.15%	April 30, 2022
Emerging Markets Equity	1.50%	April 30, 2022
Short-Term Bond	0.45%	April 30, 2022
Long-Term U.S. Government Bond	0.65%	April 30, 2022
Inflation Protection	0.65%	April 30, 2022
Multi-Sector Bond	0.90%	April 30, 2022
Asset Allocation	0.75%	April 30, 2022
Advisory Fee Waiver Agreements
Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $500 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Focused Appreciation Portfolio. Mason Street Advisors has agreed to waive its investment management fee relating to the Focused Appreciation Portfolio such that the management fee is 0.66% on first $100 million of the Portfolio’s average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Cap Core Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Cap Core Stock Portfolio on average net assets over $500 million such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million and 0.37% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Cap Blend Portfolio. Mason Street Advisors has agreed to waive its investment management fee relating to the Large Cap Blend Portfolio such that the management fee is 0.74% on first $150 million of the Portfolio’s average net assets, 0.67% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.

Index 500 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 500 Stock Portfolio such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets and 0.18% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Large Company Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Large Company Value Portfolio such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Domestic Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Domestic Equity Portfolio on average net assets over $500 million such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% of the next $150 million, 0.50% of the next $250 million, 0.43% of the next $500 million, and 0.41% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Equity Income Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Equity Income Portfolio such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion and 0.52% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Mid Cap Growth Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Growth Stock Portfolio on average net assets over $1 billion such that its management fee is 0.80% on the Portfolio’s first $50 million of average net assets, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Index 400 Stock Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Index 400 Stock Portfolio on average net assets over $500 million such that the fee is 0.25% on the Portfolio’s first $500 million of average net assets and 0.20% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Mid Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Mid Cap Value Portfolio on average net assets up to $150 million such that the fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $350 million, and 0.64% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Small Cap Value Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Small Cap Value Portfolio on average net assets over $500 million such that the management fee is 0.85% on the first $500 million of average net assets and 0.80% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
International Growth Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Growth Portfolio on average net assets over $1 billion such that its management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% of the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Research International Core Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Research International Core Portfolio such that its management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% of the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.

International Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the International Equity Portfolio such that its management fee is 0.69% on the Portfolio’s first $50 million of average net assets, 0.54% on the next $450 million, 0.52% on the next $500 million, 0.46% on the next $500 million, and 0.40% on average net assets in excess of $1.5 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Emerging Markets Equity Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Emerging Markets Equity Portfolio such that its management fee is 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Government Money Market Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Government Money Market Portfolio on average net assets over $500 million such that its management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022. In addition, Mason Street Advisors has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.
Short-Term Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Short-Term Bond Portfolio on average net assets over $500 million such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million and 0.28% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Select Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Select Bond Portfolio on average net assets over $2 billion such that the management fee is 0.30% on the first $2 billion of average net assets and 0.28% on average net assets in excess of $2 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Long-Term U.S. Government Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Long-Term U.S. Government Bond Portfolio on average net assets over $500 million such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% on the next $250 million and 0.445% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Inflation Protection Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Inflation Protection Portfolio on average net assets up to $100 million such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% of the next $150 million and 0.46% on average net assets in excess of $250 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
High Yield Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the High Yield Bond Portfolio on average net assets over $1 billion such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million and 0.30% on average net assets in excess of $1 billion. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.
Multi-Sector Bond Portfolio. Mason Street Advisors has agreed to waive a portion of its management fee relating to the Multi-Sector Bond Portfolio such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2022.

Balanced Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2022.
Asset Allocation Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.05% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2022.
Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement.
“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.
The Sub-Advisers
Sub-advisory fees paid by Mason Street Advisors to each sub-adviser for the indicated fiscal years are set forth below.  Information set forth in the chart includes aggregate advisory fees paid to each sub-adviser for the last three fiscal years shown both as a dollar amount and as a fee rate percentage of the related Portfolio(s) assets, utilizing the sub-advisory fee schedule effective for the periods shown. (Current sub-advisory fee rates for Portfolio(s) managed by each sub-adviser are set forth on the sub-adviser firm descriptions immediately following the chart.) The figures noted for the fee rate percentage are determined by using the individual Portfolio’s average daily net assets for each of the identified years. In instances where the sub-adviser has served for a partial year, the percentage of net assets is determined by (i) using the Portfolio’s average daily net assets for the portion of the year for which the sub-adviser provided services; and (ii) calculating the fee percentage on an annualized basis.
Portfolio/Sub-Adviser	For the fiscal year ended December 31, 2020	Fee Rate	For the fiscal year ended December 31, 2019	Fee Rate	For the fiscal year ended December 31, 2018	Fee Rate
Emerging Markets Equity Portfolio/ Aberdeen	$5,087,688.52	0.63%	$4,884,419.89	0.65%	$4,504,401.14	0.65%
Large Company Value Portfolio/ American Century	$645,323.59	0.35%	$708,706.01	0.37%	$710,381.18	0.37%
Mid Cap Value Portfolio/American Century	$2,225,010.18	0.42%	$2,270,029.81	0.42%	$2,249,408.83	0.42%
Inflation Protection Portfolio/American Century	$950,176.62	0.24%	$921,029.32	0.25%	$906,620.90	0.25%
Government Money Market Portfolio/ BlackRock	$423,108.63	0.08%	$350,154.02	%0.08	$ 340,128.07	%0.08
Index 500 Stock Portfolio/BlackRock[1]	N/A	N/A	N/A	N/A	N/A	N/A
Domestic Equity Portfolio/Delaware	$1,905,739.49	0.23%	$1,959,752.81	0.23%	$1,907,879.79	0.23%
High Yield Bond Portfolio/Federated	$1,659,965.12	0.21%	$1,683,469.96	0.20%	$1,653,887.42	0.21%
International Growth Portfolio/FIAM	$3,155,873.91	0.39%	$2,870,688.03	0.39%	$2,700,038.40	0.39%
Large Cap Blend Portfolio/Fiduciary	$695,689.52	0.44%	$737,425.92	0.44%	$757,832.94	0.45%
Focused Appreciation Portfolio/Loomis Sayles	$3,763,992.09	0.36%	$3,421,720.54	0.36%	$3,377,117.27	0.36%
Research International Core Portfolio/ MFS	$3,427,833.26	0.45%	$3,144,537.75	0.45%	$2,958,376.12	0.46%
Index 400 Stock Portfolio/Northern Trust[2]	N/A	N/A	N/A	N/A	N/A	N/A
Index 600 Stock Portfolio/Northern Trust[3]	N/A	N/A	N/A	N/A	N/A	N/A
Multi-Sector Bond Portfolio/PIMCO	$4,305,106.14	0.42%	$4,079,892.06	0.43%	$3,795,690.04	0.44%

Portfolio/Sub-Adviser	For the fiscal year ended December 31, 2020	Fee Rate	For the fiscal year ended December 31, 2019	Fee Rate	For the fiscal year ended December 31, 2018	Fee Rate
Long-Term U.S. Government Bond Portfolio/PIMCO	$332,955.93	0.23%	$268,300.81	0.22%	$246,025.63	0.22%
International Equity Portfolio/Templeton	$3,860,348.72	0.24%	$4,277,609.37	0.25%	$4,489,512.00	0.24%
Small Cap Value Portfolio/T. Rowe Price	$3,087,305.71	0.60%	$3,441,411.73	0.59%	$3,752,264.09	0.59%
Equity Income Portfolio/T. Rowe Price	$1,968,455.97	0.28%	$2,196,890.42	0.28%	$2,478,806.54	0.31%
Short-Term Bond Portfolio/ T. Rowe Price	$407,911.21	11%	$380,576.15	0.12%	$352,904.28	0.12%
Growth Stock Portfolio/T. Rowe Price[4]	$3,375,500.31	0.29%	$1,747,815.02 (Mellon) $405,056.82 (T. Rowe Price)	0.17% (Mellon) 0.04% (T. Rowe Price)	$1,978,095.53 (Mellon)	0.20% (Mellon)
Small Cap Growth Stock Portfolio/ Wellington	$2,830,084.75	0.43%	$2,668,559.93	0.44%	$2,749,503.66	0.44%
Large Cap Core Stock/Wellington	$1,199,159.45	0.19%	$1,131,780.14	0.19%	$1,127,241.50	0.19%
Mid Cap Growth Stock/Wellington	$3,520,046.25	0.32%	$3,514,055.92	0.32%	$3,516,699.23	0.32%
Select Bond/ WellsCap	$3,948,543.43	0.12%	$3,814,426.40	0.12%	$3,690,875.56	0.12%

1 Prior to February 1, 2021, the Index 500 Stock Portfolio was managed directly by Mason Street Advisers, LLC and no sub-advisory fee was paid for the periods set forth above.
2 Prior to February 1, 2021, the Index 400 Stock Portfolio was managed directly by Mason Street Advisers, LLC and no sub-advisory fee was paid for the periods set forth above.
3 Prior to February 1, 2021, the Index 600 Stock Portfolio was managed directly by Mason Street Advisers, LLC and no sub-advisory fee was paid for the periods set forth above.
4 Prior to November 14, 2019, Mellon Investments Corporation was paid the applicable fee rate and sub-advisory fees for the Growth Stock Portfolio.
Aberdeen Asset Managers Limited (“Aberdeen”), a Scottish company, with its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG, provides investment services to the Emerging Markets Equity Portfolio pursuant to an investment sub-advisory agreement. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of Standard Life Aberdeen plc (“SLA”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. SLA, combine with its subsidiaries and affiliates, manages or administers approximately $632.4 billion in assets as of June 30, 2020. SLA provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market. The asset management business of SLA operates under the name and is herein referred to collectively as Aberdeen Standard Investments (“ASI”). For services to the Emerging Markets Equity Portfolio, Mason Street Advisors pays Aberdeen a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets of: 0.70% on the first $250 million in assets, 0.60% on the next $250 million, 0.55% on the next $500 million and 0.50% on assets over $1 billion. Aberdeen began providing sub-advisory services to the Emerging Markets Equity Portfolio as of March 24, 2017. As of December 31, 2020, assets under management for Standard Life Aberdeen plc were approximately $624.47 billion.
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. For the services provided for the Large Company Value Portfolio, Mason Street Advisors pays American Century a fee at an annual rate of 0.33% on the first $100 million of assets, 0.28% on the next $400 million and 0.26% on assets in excess of $500 million. For the Mid Cap Value Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.55% on the first $50 million of assets, 0.45% on the next $50 million and 0.40% on assets over $100 million. For the services provided to the Inflation Protection Portfolio, Mason Street Advisors pays American Century at an annual rate of 0.29% on the first $50 million of assets, 0.26% on the next $50 million, 0.23% on the next $150 million and 0.20% on assets over $250 million. As of December 31, 2020, assets under management were approximately $213 billion.

BlackRock Advisors, LLC (“BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, an indirect, wholly-owned subsidiary of BlackRock, Inc., provides investment services to the Government Money Market Portfolio and the Index 500 Stock Portfolio pursuant to investment sub-advisory agreements. BlackRock was organized in 1994 to perform advisory services for investment companies. For the services provided for the Government Money Market Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.08% of the Portfolio’s net assets on the first $500 million, reduced to 0.06% on the next $250 million, 0.04% on the next $250 million and 0.03% on assets over $1 billion. For the services provided for the Index 500 Stock Portfolio, Mason Street Advisors pays BlackRock a fee at the annual rate of 0.008% of the Portfolio’s net assets. As of December 31, 2020, assets under management were approximately $8.68 trillion.
Delaware Investments Fund Advisers (“Delaware”), a series of Macquarie Investment Management Business Trust (“MIMBT”), 610 Market Street, Philadelphia, Pennsylvania, 19106, provides services to the Domestic Equity Portfolio pursuant to an investment sub-advisory agreement. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including Delaware. MMHI is a wholly owned subsidiary of Macquarie Group Ltd. (“MGL”). MGL, a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services operates in more than 70 locations in more than 28 countries. Other than Macquarie Bank Limited (“MBL”), Delaware and its affiliates referred to in this document are not authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. For services provided on behalf of the Domestic Equity Portfolio, Mason Street Advisors pays Delaware at the annual rate of 0.35% of the first $100 million of the Portfolio assets, 0.30% on the next $100 million and 0.20% on assets in excess of $200 million. As of December 31, 2020, assets under management were approximately $2.7 billion.
Federated Investment Management Company (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, provides investment services to the High Yield Bond Portfolio pursuant to an investment sub-advisory agreement. Federated is an indirect, wholly-owned subsidiary of Federated Hermes, Inc. (“FHI”). FHI is a client-driven, multiproduct, and multi-strategy investment manager. FHI provides world-class active investment management and engagement services to more than 11,000 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated Advisory Services Company, an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by High Yield Bond Portfolio. For the services provided for the High Yield Bond Portfolio, Mason Street Advisors pays Federated a fee at the annual rate of 0.40% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.25% on the next $200 million, reduced to 0.20% on the next $250 million, reduced to 0.15% on the next $500 million, reduced to 0.125% on the next $500 million and 0.10% on assets over $1.5 billion. As of December 31, 2020, assets under management were approximately $619.4 billion.
FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island, 02917, provides investment services to the International Growth Portfolio, pursuant to an investment sub-advisory agreement. FIAM and its FIAM® Group affiliates provide investment management services to institutional investors worldwide. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC. For the services provided on behalf of the International Growth Portfolio, Mason Street Advisors pays FIAM at the annual rate of 0.42% on the first $100 million of the Portfolio’s assets, 0.41% on the next $100 million, 0.39% on the next $300 million, and 0.38% on assets in excess of $500 million. FIAM began providing sub-advisory services to the International Growth Portfolio as of July 31, 2015. As of December 31, 2020, FIAM had approximately $258 billion in assets under management.
Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin, 53202, serves as sub-adviser for the Large Cap Blend Portfolio of the Fund. FMI has been an investment adviser since 1980. FMI is owned by Ted D. Kellner, Patrick J. English, and certain other key employees. For fee services provided to the Large Cap Blend Portfolio, Mason Street Advisors pays FMI at an annual rate of 0.55% on the first $25 million of the Portfolio’s assets, 0.50% on the next $25 million, 0.45% on the next $50 million and 0.35% on assets in excess of $100 million. As of December 31, 2020, assets under management were approximately $17 billion.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, provides investment services to the Focused Appreciation Portfolio, pursuant to an investment sub-advisory agreement. Loomis Sayles is a Delaware limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 11 principal subsidiary or affiliated asset management firms. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States. For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Loomis Sayles at the annual rate of 0.365% on the first $500 million of the Portfolio’s assets and 0.35% on assets in excess of $500 million. Loomis Sayles began providing sub-advisory services to the Focused Appreciation Portfolio as of July 31, 2015. As of December 31, 2020, Loomis Sayles had $347.8 billion in assets under management.
Massachusetts Financial Services Company (“MFS®2”), 111 Huntington Avenue, Boston, Massachusetts 02199, provides investment advisory services to the Research International Core Portfolio. Subject to the supervision of the Board and the Adviser, MFS is responsible for managing the Portfolio’s investments and executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For services provided to the Research International Core Portfolio, Mason Street Advisors pays MFS a fee at an annual rate of 0.50% on the first $250 million, 0.45% on the next $250 million, and 0.40% on assets in excess of $500 million. As of December 31, 2020, net assets under the management of the MFS organization were approximately $608 billion.
Northern Trust Investments, Inc. (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, an indirect subsidiary of Northern Trust Corporation, provides investment services to the Index 400 Stock and Index 600 Stock Portfolios pursuant to investment sub-advisory agreements. Northern Trust is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. For the services provided for the Index 400 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.04% of the Portfolio’s net assets on the first $500 million, 0.03% on the next $500 million, and 0.02% on assets over $1 billion. For the services provided for the Index 600 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.05% of the Portfolio’s net assets on the first $500 million, 0.04% on the next $500 million, and 0.03% on assets over $1 billion. As of December 31, 2020, assets under management were $1.4 trillion.
Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Subject to the supervision of the Board and the Adviser, PIMCO is responsible for managing the investment activities of the Multi-Sector Bond Portfolio and the Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the Multi-Sector Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.45% on the first $500 million of the Portfolio’s net assets and 0.40% on net assets in excess of $500 million. For services provided to the Long-Term U.S. Government Bond Portfolio, Mason Street Advisors pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets. As of December 31, 2020, assets under management were approximately $2.22 trillion, including $1.63 trillion

2 MFS® is a registered trademark of Massachusetts Financial Services Company.

in third-party client assets. Assets include $17.1 billion in assets of clients contracted with Gurtin Fixed Income Management, LLC and $88.7 billion in estimated assets of clients contracted with Allianz Real Estate, affiliates and wholly owned subsidiaries of PIMCO.
Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 300 S.E. 2nd Street, Ft. Lauderdale, Florida 33301, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Portfolio, subject to the general control of the Board. Templeton Counsel is a wholly owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.42% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.27% on the next $350 million, 0.23% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion. As of December 31, 2020, assets under management for Franklin Resources Inc. were $1,497.9 billion.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio, the Equity Income Portfolio, the Short-Term Bond Portfolio and the Growth Stock Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.475% on the first $50 million of the Portfolio’s assets, reduced to 0.425% on the next $50 million. The sub-advisory fee is reset to 0.375% of the Portfolio’s average net assets at $100 million, to 0.325% at $200 million, to 0.30% at $500 million and is 0.275% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.275% of the Portfolio’s average net assets at $1 billion and is reset to 0.25% at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays T. Rowe Price 0.225% on the first $50 million of the Portfolio’s assets, reduced to 0.175% on the next $50 million. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million and reset to 0.125% at $250 million. The sub-advisory fee is 0.10% on assets in excess of $500 million, and is reset to 0.10% at $1 billion in assets. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. For the services provided for the Growth Stock Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.50% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.40% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million. The sub-advisory fee is reduced to 0.375% on assets from $250 million to $500 million, and to 0.35% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.30% of the Portfolio’s average net assets at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and instances where the schedule provides for a flat fee. A fee discount may apply based on the aggregated annual fees paid on assets managed by T. Rowe Price for the Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2020, assets under management were approximately $1.5 trillion.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, and serves as sub-adviser to the Small Cap Growth Stock Portfolio, the Large Cap Core Stock Portfolio and the Mid Cap Growth Stock Portfolio. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.60% on the first $75 million of assets, 0.50% on the next $75 million, and 0.40% on assets over $150 million. For services provided to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.28% on the first $25 million of assets, 0.24% on the next $25 million, 0.20% on the next $150 million and 0.18% on assets over $200 million. For services to the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.32% on the first $500 million of assets, 0.30% on the next $500 million and 0.28% on assets over $1 billion. As of December 31, 2020, Wellington Management had investment management authority with respect to approximately $1.3 trillion in assets.
Wells Capital Management, Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, provides investment services to the Select Bond Portfolio pursuant to an investment sub-advisory agreement. WellsCap, is a wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC (WFAM), which in turn is indirectly wholly owned by Wells Fargo & Company (WFC), a publicly listed company. WellsCap is the largest institutional asset manager within WFAM, with 29 independent and specialized investment teams committed to delivering superior investment services to institutional clients around the world. For the services provided for the Select Bond Portfolio, Mason Street Advisors pays WellsCap a fee at the annual rate of 0.15% of the Portfolio’s net assets on the first $500 million of assets, reduced to 0.13% on the next $500 million, reduced to 0.12% on the next $1 billion, reduced to 0.11% on the next $1 billion and 0.10% on assets over $3 billion. As of December 31, 2020, assets under management were approximately $509 billion.
Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, respectively, relating to the Fund. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P® MidCap 400 Index and the S&P® Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P® MidCap 400 Index or the S&P® Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P® MIDCAP 400 INDEX OR THE S&P® SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodian and Fund Accountant
State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110 serves as the Fund's custodian. The custodian maintains custody of securities and other assets of the respective Portfolios and performs certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.
State Street Bank and Trust Company also serves as the fund accountant, providing pricing and valuation services with respect to securities and other investments of each Portfolio, and related services to the Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200, Milwaukee, WI, 53202, is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.
PORTFOLIO MANAGERS
Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.
LEGAL PROCEEDINGS
Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.
PROXY VOTING POLICIES AND PROCEDURES
The directors of the Fund have delegated to the Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling (866) 910-1232, and on the SEC’s internet site at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES
Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges, U.S. over-the-counter (“OTC”) markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the OTC market. There is generally no stated commission in the case of securities traded in foreign OTC markets, but the price of securities traded in these markets includes an undisclosed commission or mark-up.
In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser or sub-adviser may pay a higher commission rate than the lowest available rate when the investment adviser or sub- adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.
Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub- adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.
These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.
By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.
The investment adviser or sub-adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).

During the years ended December 31, 2018, 2019 and 2020, each Portfolio paid the following brokerage commissions on agency transactions:
Name of Portfolio	2020	2019	2018
Growth Stock Portfolio	$98,347	$328,484	$277,055
Focused Appreciation Portfolio	171,184	84,733	78,742
Large Cap Core Stock Portfolio	214,183	199,537	216,365
Large Cap Blend Portfolio	41,097	46,519	39,857
Index 500 Stock Portfolio	49,974	33,573	32,053
Large Company Value Portfolio	54,557	52,981	61,399
Domestic Equity Portfolio	220,040	107,585	82,364
Equity Income Portfolio	135,670	88,429	83,614
Mid Cap Growth Stock Portfolio	411,392	237,891	205,707
Index 400 Stock Portfolio	35,911	28,595	35,777
Mid Cap Value Portfolio	172,424	136,103	189,477
Small Cap Growth Stock Portfolio	397,056	319,656	249,479
Index 600 Stock Portfolio	39,230	39,059	47,455
Small Cap Value Portfolio	156,197	180,572	139,880
International Growth Portfolio	246,679	255,178	330,557
Research International Core Portfolio	154,837	100,515	116,888
International Equity Portfolio	1,644,263	1,363,378	1,111,390
Emerging Markets Equity Portfolio	352,632	313,797	162,472
Government Money Market Portfolio	0	0	0
Short-Term Bond Portfolio	5,951	0	4,360
Select Bond Portfolio	0	0	0
Long-Term U.S. Government Bond Portfolio	5,979	0	4,830
Inflation Protection Portfolio	2,564	0	12,706
High Yield Bond Portfolio	0	2,164	0
Multi-Sector Bond Portfolio	20,701	0	32,158
Balanced Portfolio	81,127	77,710	143,397
Asset Allocation Portfolio	10,085	9,871	19,309
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the amount of brokerage commissions paid by the Portfolio in the year in which the change occurs may increase from its normal level due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s brokerage commissions may be higher or lower than commissions paid in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change. Effective November 14, 2019, a new Sub-Adviser was appointed to manage the Growth Stock Portfolio.
There are no broker-dealers affiliated with the Fund, or affiliates of an affiliate of the Fund that received brokerage commissions from the Fund during its last three fiscal years. From time to time, there may be a commission paid to a brokerage firm that acts as a clearing broker on behalf of (and designated by) an executing broker utilized by the sub-adviser to a Portfolio, and such clearing broker may be affiliated with the sub-adviser.
The chart below identifies each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2020, and the value each Portfolio held of such securities as of December 31, 2020. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2020. Where the table indicates “N/A,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2020 (though the Portfolio may have held as of December 31, 2020 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker-dealer. If a Portfolio is not listed in the chart below, it did not purchase the securities of its “regular brokers or dealers” during 2019. The dollar values in the chart below are in thousands.
The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio’s portfolio transactions during the year ended December 31, 2020, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2020, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2020.
Broker	Growth Stock	Focused Appreciation	Large Cap Core Stock	Large Cap Blend	Index 500 Stock	Large Company Value
Bank of America	N/A	N/A	0	N/A	N/A	0
Goldman Sachs	11,649	N/A	0	N/A	12,516	N/A
JPMorgan Chase	N/A	N/A	20,113	N/A	N/A	5,631
Morgan Stanley	4,536	N/A	N/A	N/A	13,512	N/A
State Street	4,050	7,380	2,953	7,124	18,978	2,393
Wells Fargo	N/A	N/A	N/A	N/A	17,213	N/A

Broker	Domestic Equity	Equity Income	Mid Cap Growth	Index 400 Stock	Mid Cap Value	Small Cap Growth Stock
Bank of America	N/A	2,526	N/A	N/A	N/A	N/A
Goldman Sachs	N/A	4,430	N/A	N/A	N/A	N/A
Morgan Stanley	N/A	16,564	N/A	N/A	N/A	N/A
State Street	12,200	19,349	8,451	6,173	12,886	1,516
Wells Fargo	N/A	22,341	N/A	N/A	N/A	N/A

Broker	Index 600 Stock	Small Cap Value	International Growth	Research International Core	International Equity	Emerging Markets Equity
BNP Paribas	N/A	N/A	N/A	14,152	N/A	N/A
Credit Suisse	N/A	N/A	N/A	6,074	N/A	N/A
Macquarie Group	N/A	N/A	N/A	6,414	N/A	N/A
Nomura	N/A	N/A	N/A	7,947	N/A	N/A
State Street	7,693	5,360	27,081	6,396	45,599	9,407
UBS Securities	N/A	N/A	N/A	6,871	N/A	N/A

Broker	Government Money Market	Short- Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Protection	High Yield Bond
Bank of America	N/A	2,568	62,365	N/A	1,847	N/A
Barclays	N/A	290	8,698	0	0	N/A
BNP Paribas	36,000	N/A	N/A	0	N/A	N/A
Citigroup	20,000	4,390	6,807	0	1,559	N/A
Credit Agricole	0	N/A	N/A	N/A	N/A	N/A
Credit Suisse	N/A	N/A	14,210	N/A	5,720	N/A
Deutsche Bank	N/A	N/A	6,185	N/A	N/A	N/A
Goldman Sachs	15,000	2,741	24,915	319	2,003	N/A
JPMorgan Chase	N/A	4,450	24,598	N/A	4,019	N/A
Mizuho	15,000	N/A	N/A	N/A	N/A	N/A
Morgan Stanley	N/A	2,426	28,314	1,632	1,469	N/A
Natixis North America	20,000	N/A	N/A	N/A	N/A	N/A
SG Americas	N/A	N/A	N/A	6,800	N/A	N/A
State Street	N/A	5,654	119,446	1,244	39,724	10,480

Broker	Government Money Market	Short- Term Bond	Select Bond	Long-Term U.S. Government Bond	Inflation Protection	High Yield Bond
TD Securities	15,000	N/A	N/A	N/A	N/A	N/A
Wells Fargo	N/A	3,441	N/A	N/A	1,587	N/A

Broker	Multi-Sector Bond	Balanced	Asset Allocation
Bank of America	32,710	N/A	N/A
Barclays	10,759	N/A	N/A
BNP Paribas	8,444	N/A	N/A
Citigroup	1,267	N/A	N/A
Credit Suisse	10,241	N/A	N/A
Deutsche Bank	20,736	N/A	N/A
JPMorgan Chase	108,333	10,003	998
Morgan Stanley	5,485	N/A	N/A
State Street	4,874	8,285	873
DISCLOSURE OF PORTFOLIO HOLDINGS
The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.
The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.
Disclosure of Publicly Available Holdings Information
The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund makes filings on Form N-PORT, reporting information quarterly about the Fund’s Portfolios and their portfolio holdings as of the last business day, or last calendar day, of each month. Form N-PORT filings are normally filed with the SEC within 60 days after the applicable Fund fiscal quarter-end. The monthly report on Form-N-PORT for the third month of the quarter is publicly available on the SEC website (www.sec.gov). The Fund’s complete holdings information for each Portfolio is filed on Form N-PORT for the end of the first and third quarters of the Fund’s fiscal year and is publicly available on the SEC website. In addition, the Fund makes each Portfolio’s holdings available semi-annually in filings on Form N-CSR. Form N-CSR filings normally are filed with the SEC within 10 days after the Fund transmits its annual and semi-annual reports to shareholders, and are also publicly available on the SEC’s website. Once a Portfolio’s holdings information is filed with the SEC and made publicly available on the SEC website, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (except the Government Money Market Portfolio), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on Northwestern Mutual’s website (www.northwesternmutual.com). The information may be viewed in either the “Life Insurance” or “Annuities” section of the “Insurance” page following one of the paths below and selecting the Portfolio you wish to view:
•
Life Insurance – Related Links – Underlying Fund Information and Statistics; or
•
Annuities – Related Links – Fund Information.
The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third- party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.
The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:
•
the information disclosed is accurate and presented in a manner that is not deceptive or misleading;
•
the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and
•
no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.
In addition to disclosing holdings information in SEC filings and on the website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.
Disclosure of Non-Public Holdings Information
Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.
Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and Mason Street Advisors’ service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund, Mason Street Advisors, and/or the applicable sub-advisers, as the case may be, based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of April 30, 2021, the Service Providers included those listed in Appendix G.

Holdings data for the Portfolios that are sub-advised may also be disclosed by the applicable sub-adviser to the following service providers:
Focused Appreciation Portfolio (sub-advised by Loomis, Sayles & Company, L.P.)
•Institutional Shareholder Services, Inc., as proxy voting
administrator
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•FactSet Research Systems, Inc., Bloomberg and Credit
Suisse’s HOLT, in connection with conducting portfolio
analytics
•Global Trading Analytics and Virtu Americas LLC, in
connection with trading cost analysis
•Financial Recovery Technologies, in connection with
class actions
•ICE Data Services, in connection with performing
functions related to the liquidity classifications of
investments

Large Cap Blend Portfolio (sub-advised by Fiduciary Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•Advent Software, Inc., in connection with its accounting
system utilized by the Portfolio
•FactSet Research Systems, Inc., in connection with
conducting attribution analysis on the Portfolio

Large Company Value Portfolio Mid Cap Value Portfolio Inflation Protection Portfolio (sub-advised by American Century Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•FactSet Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolios
•Electra Information Systems, an outsourced provider of
middle office services
•BlackRock Financial Management, Inc, in connection
with fixed income analytical services
•Bloomberg Finance L.P., in connection with fixed income
trade order management and compliance
•FIS XSPrisa (XSP) SaaS, in connection with corporate
action services, such as collecting corporate action data
and processing the elections

Domestic Equity Portfolio (sub-advised by Delaware Investments Fund Advisers)	•FactSet Research Systems, Inc., in connection with conducting attribution analyses on the Portfolios •BBH Infomediary in connection with monthly liquidity risk management position reporting

Growth Stock Portfolio Equity Income Portfolio Small Cap Value Portfolio Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•The Bank of New York Mellon, in connection with fund
accounting and middle-office functions
•Bloomberg L.P. and FactSet, for analytics, risk,
performance attribution and reporting
•MSCI, Inc., for portfolio liquidity analysis
•FactSet Research Systems, Inc., for analytics, risk,
performance attribution and reporting

Small Cap Growth Stock Portfolio Large Cap Core Stock Portfolio Mid Cap Growth Stock Portfolio (sub-advised by Wellington Management Company LLP)
•Brown Brothers Harriman & Co., Markit WSO
Corporation, Syntel, Inc., Accenture and State Street
Bank and Trust Company, in connection with certain
operational functions performed for the sub-adviser
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•FactSet Research Systems, Inc., MSCI, Inc, and
Bloomberg LP, in connection with analytical services
provided to the sub- adviser
•Glass, Lewis & Co., as proxy service provider

International Growth Portfolio (sub-advised by FIAM LLC)	•Institutional Shareholder Services, Inc., as a proxy voting administrator •BBH Infomediary in connection with monthly liquidity risk management position reporting

Research International Core Portfolio (sub-advised by Massachusetts Financial Services Company (MFS))
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•FactSet Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolios
•Bloomberg L.P., and MSCI BARRA, Inc., in connection
with conducting attribution analyses on the Portfolios
•OMGEO, LLC, in connection with software programs
utilized by the Portfolios
•Commcise in connection with consulting services
•Virtu ITG LLC in connection with performing trade cost
analysis
•Charles River Development as systems vendor
•BBH Infomediary as SWIFT messaging service provider
•IEX Data Analytics LLC (IEX Astral), as an analytical
and reporting tool
•Fiserv (software system used for account reconciliation
purposes)
•Eagle Investment Systems (software system for portfolio
accounting purposes)
•ICE Data and Bloomberg (to provide data that assists in
the processing of corporate action records)

International Equity Portfolio (sub-advised by Templeton Investment Counsel, LLC)
•Institutional Shareholder Services, Inc. (ISS), as proxy
service provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•FactSet Research Systems, Inc. and MSCI BARRA, in
connection with conducting attribution analyses on the
Portfolios
•Virtu Financial, Inc., in connection with evaluating
quality and cost of Portfolio trade execution
•Bloomberg L.P., in connection with conducting attribution
analyses on the Portfolios and certain operational
functions
•Olive Tree Analytics Solutions (OTAS), in connection
with market intelligence, API (application programming
interface) and pre-trade/in-trade analytics

Emerging Markets Equity Portfolio (sub-advised by Aberdeen Asset Managers Limited)
•BNP Paribas Security Services, in connection with fund
accounting and middle-office services
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•Citibank N.A. London, in connection with trade
processing, recordkeeping, reporting and other related
middle-office services

Long-Term U.S. Government Bond Portfolio Multi-Sector Bond Portfolio (sub-advised by Pacific Investment Management Company LLC (PIMCO))	•State Street Investment Management Solutions, LLC as an outsourced provider of middle office services •BBH Infomediary in connection with monthly liquidity risk management position reporting

Select Bond Portfolio (sub-advised by Wells Capital Management, Inc.)
•Bloomberg L.P., in connection with fixed income trading
system, analytics, and liquidity modeling
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•Clearwater Analytics, in connection with portfolio
reporting
•Institutional Shareholder Services, Inc./RiskMetrics
Group, as proxy service provider
•Brown Brothers Harriman & Co. (BBH), in connection
with standardizing trade data and corporate actions
management
•Electra Information Systems, in connection with
standardizing custodian data
•Factset Research Systems, Inc., in connection with
conducting attribution analyses on the Portfolio

High Yield Bond Portfolio (sub-advised by Federated Investment Management Company
•Bloomberg L.P., in connection with trading systems,
analytics & modeling
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•Charles River Development in connection with
compliance monitoring and equity trading
•FISGlobal, for corporate action notifications
•Eagle Investment Systems, LLC, portfolio accounting
•Glass, Lewis & Co., as proxy service provider
•Electra Information Systems, a partner/provider of
solutions and services tailored for reconciliation, data
collection and aggregation
•FactSet Research Systems Inc., for analytics and
modeling
•Sustainalytics U.S. Inc., for ESG data and research, and
portfolio analytics
•MSCI ESG Research LLC, for ESG data and research,
and portfolio analytics

Index 400 Stock Portfolio Index 600 Stock Portfolio (sub-advised by Northern Trust Investments, Inc.)
•Institutional Shareholder Services, Inc., as proxy service
provider
•BBH Infomediary in connection with monthly liquidity
risk management position reporting
•Aladdin (BlackRock Solutions) as a portfolio
management tool and for corporate action elections in the
portfolios
•Electra, to communicate portfolio holdings from
custodians to Aladdin for reconciliation purposes

The Portfolios have received assurances from each of the Sub-Advisers identified above that these vendors are subject to a duty of confidentiality, which includes the duty not to trade on non-public information.
Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.
Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of April 30, 2021 is included in Appendix G.
Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.
Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.
Monitoring Procedures
The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the disclosure and use of portfolio holdings information; (ii) report at least annually to the Fund’s directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to portfolio holdings.
The directors of the Fund exercise oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.
Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.
ORGANIZATION AND CAPITAL STOCK
The Fund was incorporated in Maryland on December 22, 1983.
The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.
All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.
The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.
Each Portfolio is a diversified series of the Fund, except for the Focused Appreciation Portfolio, which is non-diversified. The Fund is an open- end management investment company.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.
The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio.
The Fund has adopted policies and procedures which govern the pricing of Portfolio securities and other investments. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to the Adviser, Northwestern Mutual and State Street Bank and Trust Company (“State Street”) in its capacity as fund accountant, subject to the oversight of a pricing committee which is comprised of representatives from the Adviser, Northwestern Mutual and Fund officers.
Portfolio securities for which market quotations are readily available are valued at current market value.
Equity securities for which market quotations are readily available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Futures contracts are generally valued at the closing settlement price on the commodities exchange. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Derivatives are valued at prices provided by pricing services or pursuant to fair valuation procedures which may include the use of broker quotations or valuation models, including those used by the Adviser or Sub-Adviser.
Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular swap, pursuant to fair value pricing procedures, which may include the use of broker quotations or valuation models, including those used by the Adviser or a Sub-Adviser. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchange.
Debt securities are generally valued on the basis of quotes obtained from broker-dealers or pricing services using evaluated prices based on accepted industry conventions. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the Board or its designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. Debt securities purchased on a “when issued” basis are valued at the security’s acquisition cost until a price from an independent pricing service becomes available, unless such security is not expected to become freely tradable promptly, in which case the securities will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund.
All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase; and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by a Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the International Equity Portfolio, the Research International Core Portfolio and the Emerging Markets Equity Portfolio, each of which invests primarily in foreign securities, calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation. If events occur which materially affect the value of these foreign securities, they will be valued at fair market value in good faith as determined by the Adviser in accordance with procedures approved by the directors of the Fund. In addition, if on any business day a change in the value of the equity markets exceeds a certain threshold, then each foreign security held by a Portfolio will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. A value determined by an independent pricing agent will also be used to fair value foreign securities held by a Portfolio on any day when a foreign market is closed due to a local holiday or other scheduled closure, but the New York Stock Exchange is open. This description of issues and practices for the International Growth, International Equity, the Research International Core and the Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (other than ETFs), the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. ETFs are valued at the last sale price as reported by an independent pricing service on the primary exchange on which they are traded.
All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith in accordance with procedures adopted by the directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.
The Government Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Government Money Market Portfolio capital stock will decline. The Board may take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.
Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order. The Fund typically expects to pay out redemption proceeds within two days following receipt of a redemption request in good order. The right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS
Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio, except the Government Money Market Portfolio, will distribute net capital gains annually to ensure it qualifies for tax-free treatment of capital gains under Subchapter M of the Code. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Code.
To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers (other than other regulated investment companies) which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in one or more qualified publicly traded partnerships.
A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.
If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.
Portfolio	Carryforward
Equity Income Portfolio	126
International Equity Portfolio	282,055
Emerging Markets Equity Portfolio	22,115
High Yield Bond Portfolio	8,872
All other portfolios had no unused capital loss carryforwards.
CALCULATION OF YIELD QUOTATIONS OF THE GOVERNMENT MONEY MARKET PORTFOLIO
The Government Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.
FINANCIAL STATEMENTS
The financial statements, related notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2020 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2021 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings
Description of Ratings as Provided by the Rating Services
As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.
I. FITCH’S
a. Fitch’s Corporate Bonds and Preferred Stock (long-term)
Investment Grade
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC
Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. Default is a real possibility.
CC
Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•
the selective payment default on a specific class or currency of debt;
•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D
Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
b. Fitch’s Commercial Paper (short-term)
F1
Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2
Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3
Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B
Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C
High short-term default risk. Default is a real possibility.

RD
Restricted default. Indicates an entity that has defaulted typically on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D
Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, or to Long-Term rating categories below ‘B’.)
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.
‘PIF’: This action indicates that the issue has been “paid-in-full.” As the issue no longer exists, it is therefore no longer rated.
‘NR’: This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued.
‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.
II. MOODY’S INVESTORS SERVICE, INC.
a. Moody’s Corporate Bonds and Preferred Stock (long-term)
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are to be upper-medium-grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicated is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
b. Moody’s Commercial Paper (short-term)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
N P
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
III. STANDARD & POOR’S
a. Standard& Poor’s Corporate Bonds and Preferred Stock (long-term)
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis the following considerations:
•
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the obligation; and the promise impute.
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor's expects default to be virtual certainty, regardless of the anticipated time to default.
C
A ‘C’ rating is assigned to obligations that are currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating, and the obligation is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
SD and D
An obligation rated ‘SD” (selective default) or ‘D’ is in default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is used when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligation is lowered to ‘D’ or S’D’ if it is conducting a distressed exchange offer.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
b. Standard& Poor’s Commercial Paper (short-term)
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

APPENDIX B - Directors and Officers
The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2020, except as otherwise noted.
Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director [2]
Interested Director
Ronald P. Joelson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Chairman of the Board	2015	Since January 1, 2021, Executive Vice President of The Northwestern Mutual Life Insurance Company. From 2012 through 2020, Executive Vice President and Chief Investment Officer of The Northwestern Mutual Life Insurance Company. Prior thereto, Chief Investment Officer of Genworth Financial from 2009-2012.	27	None
Independent Directors
Miriam M. Allison c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1947	Director	2006	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies.	27	Director of Wasatch Funds Trust. (18 portfolios)
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012	Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	27	None
William J. Gerber c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012	Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27	Director of Artisan Partner Funds (16 portfolios)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director [2]
Robert H. Huffman III c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007	Since 2015, CEO of RVP Management, LLC, a registered investment adviser.	27	None
David Ribbens c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017	Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	27	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017	Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co- head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	27	None
Officers
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	President	2013	Since January 2015, President of Mason Street Advisors. Since 2014, a member of the Board of Directors of Mason Street Advisors.	N/A	N/A
Todd M. Jones 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President, Chief Financial Officer and Treasurer	2015	Since April 2015, Vice President and Controller of Northwestern Mutual.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director [2]
James E. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1975	Vice President - Investments	2020	Since 2015, Vice President of Mason Street Advisors.	N/A	N/A
Rodney A. Schmucker 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President - Investments	2020	Since 2015, Vice President of Mason Street Advisors.	N/A	N/A
Michael J. Conmey 720 East Wisconsin Ave. Milwaukee, WI 53202 1980	Chief Compliance Officer	2020
Vice President – Managed
Investments Compliance of
Northwestern Mutual and Chief
Compliance Officer of Mason
Street Advisors and
Northwestern Mutual
Investment Management
Company since June 2020.
Assistant General Counsel and
Assistant Secretary of
Northwestern Mutual from 2011
to 2020.
				N/A	N/A
Lesli H. McLinden 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Secretary	2014	Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.	N/A	N/A
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller and Chief Accounting Officer	1996	Senior Director of Mutual Fund Administration of Northwestern Mutual since 2002.	N/A	N/A

1 Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling fifteen (15) years, commencing on the date of his or her election or appointment to the Board. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.
2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.
Mr. Joelson is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, because he is an Executive Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C - Ownership of Shares of the Fund
The following tables show the allocation of shares of the Portfolios of the Fund among the separate investment accounts as of March 31, 2021. All shares are owned of record.
GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	5,484,675	shares	1.6%
NML Variable Annuity Account B	108,776,469	shares	31.5%
NML Variable Annuity Account C	245,705	shares	0.1%
Northwestern Mutual Variable Life Account	195,745,610	shares	56.7%
Northwestern Mutual Variable Life Account II	5,584,723	shares	1.6%
Balanced Portfolio	25,042,188	shares	7.2%
Asset Allocation Portfolio	4,415,684	shares	1.3%
Total	345,295,054	shares	100%
FOCUSED APPRECIATION PORTFOLIO
NML Variable Annuity Account A	9,713,305	shares	3.3%
NML Variable Annuity Account B	178,824,830	shares	61.5%
NML Variable Annuity Account C	930,623	shares	0.3%
Northwestern Mutual Variable Life Account	70,246,892	shares	24.2%
Northwestern Mutual Variable Life Account II	7,531,357	shares	2.6%
Balanced Portfolio	20,099,489	shares	6.9%
Asset Allocation Portfolio	3,368,706	shares	1.2%
Total	290,715,202	shares	100%
LARGE CAP CORE STOCK PORTFOLIO
NML Variable Annuity Account A	5,319,829	shares	1.4%
NML Variable Annuity Account B	116,484,841	shares	31.3%
NML Variable Annuity Account C	301,374	shares	0.1%
Northwestern Mutual Variable Life Account	193,923,356	shares	52.2%
Northwestern Mutual Variable Life Account II	6,848,750	shares	1.8%
Balanced Portfolio	41,942,061	shares	11.3%
Asset Allocation Portfolio	7,036,450	shares	1.9%
Total	371,856,661	shares	100%
LARGE CAP BLEND PORTFOLIO
NML Variable Annuity Account A	1,003,884	shares	0.7%
NML Variable Annuity Account B	53,771,970	shares	37.8%
NML Variable Annuity Account C	419,083	shares	0.3%
Northwestern Mutual Variable Life Account	10,906,498	shares	7.7%
Northwestern Mutual Variable Life Account II	1,819,869	shares	1.3%
Balanced Portfolio	63,566,979	shares	44.7%
Asset Allocation Portfolio	10,640,826	shares	7.5%
Total	142,129,109	shares	100%
INDEX 500 STOCK PORTFOLIO
NML Variable Annuity Account A	21,085,550	shares	3.2%
NML Variable Annuity Account B	323,950,987	shares	48.7%
NML Variable Annuity Account C	1,768,402	shares	0.2%
Northwestern Mutual Variable Life Account	285,139,219	shares	42.9%
Northwestern Mutual Variable Life Account II	33,263,357	shares	5.0%
Total	665,207,515	shares	100%

LARGE COMPANY VALUE PORTFOLIO
NML Variable Annuity Account A	9,928,555	shares	4.8%
NML Variable Annuity Account B	90,010,225	shares	43.3%
NML Variable Annuity Account C	486,201	shares	0.2%
Northwestern Mutual Variable Life Account	19,940,055	shares	9.6%
Northwestern Mutual Variable Life Account II	3,438,685	shares	1.7%
Balanced Portfolio	71,852,829	shares	34.5%
Asset Allocation Portfolio	12,380,419	shares	5.9%
Total	208,036,969	shares	100%
DOMESTIC EQUITY PORTFOLIO
NML Variable Annuity Account A	19,269,472	shares	3.4%
NML Variable Annuity Account B	350,154,887	shares	62.0%
NML Variable Annuity Account C	1,114,360	shares	0.2%
Northwestern Mutual Variable Life Account	127,183,777	shares	22.5%
Northwestern Mutual Variable Life Account II	18,460,026	shares	3.3%
Balanced Portfolio	41,404,605	shares	7.3%
Asset Allocation Portfolio	7,053,405	shares	1.3%
Total	564,640,532	shares	100%
EQUITY INCOME PORTFOLIO
NML Variable Annuity Account A	20,096,693	shares	4.4%
NML Variable Annuity Account B	301,972,039	shares	65.9%
NML Variable Annuity Account C	1,315,222	shares	0.3%
Northwestern Mutual Variable Life Account	77,053,269	shares	16.8%
Northwestern Mutual Variable Life Account II	9,354,420	shares	2.0%
Balanced Portfolio	41,344,315	shares	9.0%
Asset Allocation Portfolio	7,057,538	shares	1.6%
Total	458,193,496	shares	100%
MID CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	5,978,221	shares	1.9%
NML Variable Annuity Account B	119,488,329	shares	37.4%
NML Variable Annuity Account C	362,941	shares	0.1%
Northwestern Mutual Variable Life Account	164,036,953	shares	51.3%
Northwestern Mutual Variable Life Account I	3,019,151	shares	1.0%
Balanced Portfolio	23,093,986	shares	7.2%
Asset Allocation Portfolio	3,665,535	shares	1.1%
Total	319,645,116	shares	100%
INDEX 400 STOCK PORTFOLIO
NML Variable Annuity Account A	20,826,185	shares	4.1%
NML Variable Annuity Account B	276,364,081	shares	54.6%
NML Variable Annuity Account C	1,484,257	shares	0.3%
Northwestern Mutual Variable Life Account	184,769,847	shares	36.4%
Northwestern Mutual Variable Life Account II	23,144,451	shares	4.6%
Total	506,588,821	shares	100%
MID CAP VALUE PORTFOLIO
NML Variable Annuity Account A	11,148,107	shares	3.1%
NML Variable Annuity Account B	225,417,613	shares	63.2%
NML Variable Annuity Account C	679,697	shares	0.2%
Northwestern Mutual Variable Life Account	43,137,956	shares	12.1%
Northwestern Mutual Variable Life Account II	10,526,518	shares	3.0%
Balanced Portfolio	56,721,280	shares	15.9%

Asset Allocation Portfolio	8,990,910	shares	2.5%
Total	356,622,081	shares	100%
SMALL CAP GROWTH STOCK PORTFOLIO
NML Variable Annuity Account A	3,786,295	shares	1.6%
NML Variable Annuity Account B	98,154,991	shares	40.9%
NML Variable Annuity Account C	353,758	shares	0.1%
Northwestern Mutual Variable Life Account	122,070,326	shares	50.8%
Northwestern Mutual Variable Life Account II	6,168,553	shares	2.6%
Balanced Portfolio	7,377,912	shares	3.1%
Asset Allocation Portfolio	2,085,885	shares	0.9%
Total	239,997,720	shares	100%
INDEX 600 PORTFOLIO
NML Variable Annuity Account A	13,740,298	shares	6.1%
NML Variable Annuity Account B	153,983,502	shares	68.4%
NML Variable Annuity Account C	1,212,927	shares	0.5%
Northwestern Mutual Variable Life Account	40,194,828	shares	17.9%
Northwestern Mutual Variable Life Account II	15,949,660	shares	7.1%
Total	225,081,215	shares	100%
SMALL CAP VALUE PORTFOLIO
NML Variable Annuity Account A	5,824,830	shares	2.1%
NML Variable Annuity Account B	149,646,296	shares	55.7%
NML Variable Annuity Account C	515,810	shares	0.2%
Northwestern Mutual Variable Life Account	93,205,233	shares	34.7%
Northwestern Mutual Variable Life Account II	5,065,933	shares	1.9%
Balanced Portfolio	11,215,378	shares	4.2%
Asset Allocation Portfolio	3,205,664	shares	1.2%
Total	268,679,144	shares	100%
INTERNATIONAL GROWTH PORTFOLIO
NML Variable Annuity Account A	19,288,330	shares	4.4%
NML Variable Annuity Account B	297,839,969	shares	68.4%
NML Variable Annuity Account C	976,638	shares	0.2%
Northwestern Mutual Variable Life Account	68,249,195	shares	15.7%
Northwestern Mutual Variable Life Account II	18,059,172	shares	4.2%
Balanced Portfolio	25,596,662	shares	5.9%
Asset Allocation Portfolio	5,025,478	shares	1.2%
Total	435,035,444	shares	100%
RESEARCH INTERNATIONAL CORE PORTFOLIO
NML Variable Annuity Account A	31,603,984	shares	4.3%
NML Variable Annuity Account B	500,598,046	shares	68.2%
NML Variable Annuity Account C	1,468,692	shares	0.2%
Northwestern Mutual Variable Life Account	55,890,154	shares	7.6%
Northwestern Mutual Variable Life Account II	29,662,870	shares	4.1%
Balanced Portfolio	96,048,054	shares	13.1%
Asset Allocation Portfolio	18,655,820	shares	2.5%
Total	733,927,620	shares	100%
INTERNATIONAL EQUITY PORTFOLIO
NML Variable Annuity Account A	45,453,265	shares	4.0%
NML Variable Annuity Account B	687,850,302	shares	60.5%

NML Variable Annuity Account C	2,494,622	shares	0.2%
Northwestern Mutual Variable Life Account	321,170,610	shares	28.2%
Northwestern Mutual Variable Life Account II	34,716,095	shares	3.1%
Balanced Portfolio	38,867,353	shares	3.4%
Asset Allocation Portfolio	7,249,947	shares	0.6%
Total	1,137,802,194	shares	100%
EMERGING MARKETS EQUITY PORTFOLIO
NML Variable Annuity Account A	50,985,710	shares	7.1%
NML Variable Annuity Account B	539,130,717	shares	75.5%
NML Variable Annuity Account C	2,383,144	shares	0.3%
Northwestern Mutual Variable Life Account	67,159,887	shares	9.4%
Northwestern Mutual Variable Life Account II	33,700,509	shares	4.7%
Balanced Portfolio	17,947,303	shares	2.5%
Asset Allocation Portfolio	3,238,291	shares	0.5%
Total	714,545,561	shares	100%
GOVERNMENT MONEY MARKET PORTFOLIO
NML Variable Annuity Account A	26,925,086	shares	4.9%
NML Variable Annuity Account B	318,148,844	shares	58.1%
NML Variable Annuity Account C	2,122,516	shares	0.4%
Northwestern Mutual Variable Life Account	180,460,807	shares	33.0%
Northwestern Mutual Variable Life Account II	19,993,167	shares	3.6%
Total	547,650,420	shares	100%
SHORT-TERM BOND PORTFOLIO
NML Variable Annuity Account A	48,595,215	shares	13.2%
NML Variable Annuity Account B	272,081,683	shares	73.9%
NML Variable Annuity Account C	1,157,902	shares	0.3%
Northwestern Mutual Variable Life Account	29,348,866	shares	8.0%
Northwestern Mutual Variable Life Account II	3,686,533	shares	1.0%
Balanced Portfolio	12,232,692	shares	3.3%
Asset Allocation Portfolio	1,279,187	shares	0.3%
Total	368,382,078	shares	100%
SELECT BOND PORTFOLIO
NML Variable Annuity Account A	103,416,358	shares	4.1%
NML Variable Annuity Account B	1,443,515,642	shares	56.9%
NML Variable Annuity Account C	4,689,779	shares	0.2%
Northwestern Mutual Variable Life Account	216,114,735	shares	8.5%
Northwestern Mutual Variable Life Account II	32,051,030	shares	1.3%
Balanced Portfolio	685,881,195	shares	27.0%
Asset Allocation Portfolio	50,408,118	shares	2.0%
Total	2,536,076,857	shares	100%
LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
NML Variable Annuity Account A	14,902,733	shares	11.6%
NML Variable Annuity Account B	94,429,930	shares	73.8%
NML Variable Annuity Account C	459,766	shares	0.4%
Northwestern Mutual Variable Life Account	15,993,638	shares	12.5%
Northwestern Mutual Variable Life Account II	2,182,222	shares	1.7%
Total	127,968,289	shares	100%

INFLATION PROTECTION PORTFOLIO
NML Variable Annuity Account A	31,538,530	shares	8.6%
NML Variable Annuity Account B	312,285,854	shares	85.2%
NML Variable Annuity Account C	1,145,807	shares	0.3%
Northwestern Mutual Variable Life Account	14,658,068	shares	4.0%
Northwestern Mutual Variable Life Account II	6,800,214	shares	1.9%
Total	366,428,473	shares	100%
HIGH YIELD BOND PORTFOLIO
NML Variable Annuity Account A	62,543,899	shares	5.7%
NML Variable Annuity Account B	684,787,750	shares	62.4%
NML Variable Annuity Account C	2,345,744	shares	0.2%
Northwestern Mutual Variable Life Account	161,296,764	shares	14.7%
Northwestern Mutual Variable Life Account II	23,596,813	shares	2.2%
Balanced Portfolio	136,161,277	shares	12.4%
Asset Allocation Portfolio	25,844,615	shares	2.4%
Total	1,096,576,862	shares	100%
MULTI-SECTOR BOND PORTFOLIO
NML Variable Annuity Account A	90,212,060	shares	8.5%
NML Variable Annuity Account B	804,779,798	shares	76.2%
NML Variable Annuity Account C	2,997,639	shares	0.3%
Northwestern Mutual Variable Life Account	54,391,664	shares	5.2%
Northwestern Mutual Variable Life Account II	22,827,454	shares	2.2%
Balanced Portfolio	71,300,266	shares	6.7%
Asset Allocation Portfolio	10,028,945	shares	0.9%
Total	1,056,537,826	shares	100%
BALANCED PORTFOLIO
NML Variable Annuity Account A	54,880,028	shares	3.7%
NML Variable Annuity Account B	1,136,471,255	shares	77.1%
NML Variable Annuity Account C	3,165,118	shares	0.2%
Northwestern Mutual Variable Life Account	273,177,203	shares	18.5%
Northwestern Mutual Variable Life Account II	6,054,629	shares	0.5%
Total	1,473,748,233	shares	100%
ASSET ALLOCATION PORTFOLIO
NML Variable Annuity Account A	3,672,726	shares	1.5%
NML Variable Annuity Account B	181,304,449	shares	77.5%
NML Variable Annuity Account C	379,450	shares	0.2%
Northwestern Mutual Variable Life Account	47,098,959	shares	20.1%
Northwestern Mutual Variable Life Account II	1,551,177	shares	0.7%
Total	234,006,761	shares	100%

APPENDIX D - Portfolio Managers
Other Accounts Managed by Portfolio Managers
Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2020, unless otherwise noted.
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Fleming	Balanced Portfolio Asset Allocation Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Rodney Schmucker	Balanced Portfolio Asset Allocation Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Antonio T. Docal	International Equity Portfolio	3 registered investment companies with approximately $1.23 billion in total assets under management	3 other pooled investment vehicles with approximately $196 million in total assets under management	1 other account with approximately $56 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert A. Vogel, Jr.	Domestic Equity Portfolio	11 registered investment companies with $15.5 billion in total assets under management	4 other pooled investment vehicles with $598.6 billion in total assets under management	29 other accounts with $5.6 billion in total assets under management

Nikhil G. Lalvani	Domestic Equity Portfolio	12 registered investment companies with $15.7 billion in total assets under management	4 other pooled investment vehicles with 598.6 billion in total assets under management	29 other accounts with $5.6 billion in total assets under management

Kristen E. Bartholdson	Domestic Equity Portfolio	11 registered investment companies with $15.5 billion in total assets under management	4 other pooled investment vehicles with $598.6 billion in total assets under management	27 other accounts with $4.3 billion in total assets under management

Erin Ksenak	Domestic Equity Portfolio	10 registered investment companies with $15.2 billion in total assets under management	4 other pooled investment vehicles with $598.6 billion in total assets under management	27 other accounts with $4.3 billion in total assets under management

J. David Wagner	Small Cap Value Portfolio	4 registered investment companies with approximately $12 billion in total assets under management	3 other pooled investment vehicle with approximately $4.1 billion in total assets under management	2 other accounts with approximately $319 million in total assets under management

John D. Linehan	Equity Income Portfolio	17 registered investment companies with approximately $38.7 billion in total assets under management	18 other pooled investment vehicles with approximately $15.8 billion in total assets under management	26 other accounts with approximately $6.4 billion in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Aziz V. Hamzaogullari	Focused Appreciation Portfolio	31 registered investment companies with approximately $32 billion in total assets under management
18 other pooled
investment
vehicles with
approximately
$12 billion in
total assets under
management. 2
other pooled
investment
vehicle with
approximately
$667 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

145 other accounts with
approximately $32 billion in total
assets under management. 1 other
account with approximately
$318 million in total assets which
charges an advisory fee based on
the performance of the account.

Phillip N. Davidson	Mid Cap Value Portfolio Large Company Value Portfolio	23 registered investment companies with approximately $33 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	6 other accounts with $910.5 million in total assets under management

Michael Liss	Mid Cap Value Portfolio	17 registered investment companies with approximately $28.4 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	9 other accounts with $910.5 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Toney	Mid Cap Value Portfolio	17 registered investment companies with approximately $28.4 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	6 other accounts with $910.5 million in total assets under management

Patrick J. English	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

John S. Brandser	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Andy P. Ramer	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Jonathon T. Bloom	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Dain C. Tofson	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Robert M. Helf	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel G. Sievers	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Matthew T. Sullivan	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Jordan S. Teschendorf	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Benjamin D. Karek	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Julia L. Jensen	Large Cap Blend Portfolio	6 registered investment companies with $8.1 billion in total assets under management	5 other pooled investment vehicles with $717 million in total assets under management	1051 other accounts with $7.8 billion in total assets under management

Brian Woglom	Large Company Value Portfolio Mid Cap Value Portfolio	23 registered investment companies with approximately $33 billion in total assets under management	4 other pooled investment vehicles with approximately $2.4 billion in total assets under management	5 other accounts with $908.8 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Sundell	Large Company Value Portfolio	10 registered investment companies with approximately $8.3 billion in total assets under management	1 other pooled investment vehicle with approximately $0.2 billion in total assets under management	2 other accounts with $1.93 million in total assets under management

Devan Kaloo	Emerging Markets Equity Portfolio	7 registered investment companies with approximately $8.1 billion in total assets under management	22 other pooled investment vehicles with approximately $10.6 billion in total assets under management
20 other accounts with
approximately $7.1 billion in total
assets under management. 3 other
accounts with approximately
$689 million in total assets which
charge an advisory fee based on the
performance of the account.

Joanne Irvine	Emerging Markets Equity Portfolio	7 registered investment companies with approximately $8.1 billion in total assets under management	22 other pooled investment vehicles with approximately $10.6 billion in total assets under management
20 other accounts with
approximately $7.1 billion in total
assets under management. 3 other
accounts with approximately
$689 million in total assets which
charge an advisory fee based on the
performance of the account.

Kristy Fong	Emerging Markets Equity Portfolio	5 registered investment companies with approximately $991 million in total assets under management	57 other pooled investment vehicles with approximately $22.5 billion in total assets under management
45 other accounts with
approximately $16 billion in total
assets under management. 12 other
accounts with approximately $3.6
billion in total assets which charge
an advisory fee based on the
performance of the account.

Eve Tournier	Multi-Sector Bond Portfolio	3 registered investment companies with approximately $13 billion in total assets under management	17 other pooled investment vehicles with approximately $29.5 billion in total assets under management
22 other accounts with
approximately $7.8 billion in total
assets under management. 3 other
account with approximately
$720 million in total assets which
charges an advisory fee based on
the performance of the account

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel J. Ivascyn	Multi-Sector Bond Portfolio	18 registered investment companies with approximately $170 billion in total assets under management
20 other pooled
investment
vehicles with
approximately
$92.6 billion in
total assets under
management. 3
other pooled
investment
vehicles with
approximately
9.3 billion in total
assets which
charges an
advisory fee
based on the
performance of
the account.

5 other accounts with
approximately $2.3 billion in total
assets under management. 1 other
account with approximately
$252.5 million in total assets which
charges an advisory fee based on
the performance of the account.

Alfred T. Murata	Multi-Sector Bond Portfolio	19 registered investment companies with approximately $171 billion in total assets under management	12 other pooled investment vehicles with approximately $35 billion in total assets under management	6 other accounts with approximately $2 billion in total assets under management

Sonali Pier	Multi-Sector Bond Portfolio	5 registered investment companies with approximately $19.3 billion in total assets under management	9 other pooled investment vehicles with approximately $1.7 billion in total assets under management	25 other accounts with approximately $113.6 billion in total assets under management

Victoria Higley	Research International Core Portfolio	4 registered investment companies with $17.5 billion in total assets under management	2 other pooled investment vehicles with $168.6 million in total assets under management	1 other account with $155.6 million in total assets under management

Camille Humphries Lee	Research International Core Portfolio	5 registered investment companies with $49.4 billion in total assets under management	2 other pooled investment vehicles with $168.6 million in total assets under management	1 other account with $155.6 million in total assets under management

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Howell	Inflation Protection Portfolio	18 registered investment companies with approximately $24.6 billion in total assets under management	No other pooled investment vehicles	7 other accounts with approximately $1.8 billion in total assets under management

James E. Platz	Inflation Protection Portfolio	17 registered investment companies with approximately $23.4 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $563 million in total assets under management

Robert V. Gahagan	Inflation Protection Portfolio	17 registered investment companies with approximately $24.2 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $563 million in total assets under management

Miguel Castillo	Inflation Protection Portfolio	16 registered investment companies with approximately $2.3 billion in total assets under management	No other pooled investment vehicles	2 other accounts with approximately $563 million in total assets under management

Stephen Rodosky	Long-Term U.S. Government Bond Portfolio	24 registered investment companies with approximately $37 billion in total assets under management
8 other pooled
investment
vehicles with
approximately
$1.7 billion in
total assets under
management. 1
other pooled
investment
vehicle with
approximately
$884 million in
total assets which
charge an
advisory fee
based on the
performance of
the account.

26 other accounts with
approximately $9.3 billion in total
assets under management. 5 other
accounts with approximately $1.5
billion in total assets which charge
an advisory fee based on the
performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Cudzil	Long-Term U.S. Government Bond Portfolio	16 registered investment companies with approximately $17.7 billion in total assets under management
4 other pooled
investment
vehicles with
approximately $6
billion in total
assets under
management. 2
other pooled
investment
vehicles with
approximately
$5.9 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.

68 other accounts with
approximately $46.8 billion in total
assets under management. 5 other
accounts with approximately $1.4
billion in total assets which charge
an advisory fee based on the
performance of the account.

Jed Weiss	International Growth Portfolio
6 registered
investment
companies with
approximately
$24.7 billion in
total assets under
management. 3
other investment
companies with
approximately
$6.7 billion in
total assets which
charge an
advisory fee
based on the
performance of
the account.
			4 other pooled investment vehicles with approximately $4 billion in total assets under management	2 other accounts with $494 million in total assets under management

Larry J. Puglia* Effective October 1, 2021, Mr. Puglia will no longer serve as portfolio manager and Paul D. Greene II will succeed Mr. Puglia to become portfolio manager.	Growth Stock Portfolio	10 registered investment companies with approximately $123 billion in total assets under management	21 other pooled investment vehicles with approximately $24.7 billion in total assets under management	16 other accounts with approximately $8.8 billion in total assets under management.

Paul D. Greene II* Effective October 1, 2021, Mr. Greene will become portfolio manager.	Growth Stock Portfolio	No registered investment companies	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jonathan G. White	Large Cap Core Stock Portfolio
11 registered
investment
companies with
approximately $9
billion in total
assets under
management. 2
other investment
companies with
approximately
$997 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

57 other pooled
investment
vehicles with
approximately
$22 billion in
total assets under
management. 10
other pooled
investment
vehicles with
approximately $7
billion in total
assets which
charge an
advisory fee
based on the
performance of
the account.

92 other accounts with
approximately $39 billion in total
assets under management. 14 other
accounts with approximately $7
billion in total assets which charge
an advisory fee based on the
performance of the account.

Mary L. Pryshlak	Large Cap Core Stock Portfolio
11 registered
investment
companies with
approximately $9
billion in total
assets under
management. 2
other investment
companies with
approximately
$997 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

57 other pooled
investment
vehicles with
approximately
$22 billion in
total assets under
management. 10
other pooled
investment
vehicles with
approximately $7
billion in total
assets which
charge an
advisory fee
based on the
performance of
the account.

90 other accounts with
approximately $39 billion in total
assets under management. 14 other
accounts with approximately $7
billion in total assets which charge
an advisory fee based on the
performance of the account.

Philip W. Ruedi	Mid Cap Growth Stock Portfolio	6 registered investment companies with approximately $20 billion in total assets under management	3 other pooled investment vehicles with approximately $2 billion in total assets under management
12 other accounts with
approximately $3 billion in total
assets under management. 3 other
accounts with approximately
$916 million in total assets which
charge an advisory fee based on the
performance of the account

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Whitaker	Mid Cap Growth Stock Portfolio	7 registered investment companies with approximately $19 billion in total assets under management
10 other pooled
investment
vehicles with
approximately $3
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
$11 million in
total assets which
charge an
advisory fee
based on the
performance of
the account

24 other accounts with
approximately $4 billion in total
assets under management. 3 other
accounts with approximately
$916 million in total assets which
charge an advisory fee based on the
performance of the account

Mammen Chally	Small Cap Growth Stock Portfolio	11 registered investment companies with approximately $24 billion in total assets under management
11 other pooled
investment
vehicles with
approximately $2
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
7 million in total
assets which
charges an
advisory fee
based on the
performance of
the account.

13 other accounts with
approximately $2 billion in total
assets under management. 1 other
accounts with approximately
$348 million in total assets which
charges an advisory fee based on
the performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Maulik Bhansali	Select Bond Portfolio	8 registered investment companies with approximately $18 billion in total assets under management
5 other pooled
investment
vehicles with
approximately $3
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
$37 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

33 other accounts with
approximately $13 billion in total
assets under management. 2 other
accounts with approximately
$658 million in total assets which
charge an advisory fee based on the
performance of the account.

Jarad Vasquez	Select Bond Portfolio	8 registered investment companies with approximately $18 billion in total assets under management
5 other pooled
investment
vehicles with
approximately $3
billion in total
assets under
management. 1
other pooled
investment
vehicle with
approximately
$37 million in
total assets which
charges an
advisory fee
based on the
performance of
the account.

33 other accounts with
approximately $13 billion in total
assets under management. 2 other
accounts with approximately
$658 million in total assets which
charge an advisory fee based on the
performance of the account.

Mark E. Durbiano	High Yield Bond Portfolio	20 registered investment companies with $17.6 billion in total assets under management	3 other pooled investment vehicles with approximately $306 million in total assets under management
5 other accounts with
approximately $261 million in total
assets under management. 1 other
account with approximately
$95 million in total assets which
charges an advisory fee based on
the performance of the account.

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael F. Reinartz	Short-Term Bond Portfolio	6 registered investment companies with approximately $10.4 billion in total assets under management	1 other pooled investment vehicle with approximately $13.6 billion in total assets under management	4 other accounts with approximately $1.3 billion in total assets under management

Suzanne Henige	Index 500 Stock Portfolio	80 registered investment companies with approximately $161 million in total assets under management	5 other pooled investment vehicles with approximately $3.7 billion in total assets under management	No other accounts

Jennifer Hsui	Index 500 Stock Portfolio	336 registered investment companies with approximately $1.7 trillion in total assets under management	63 other pooled investment vehicles with approximately $92.1 billion in total assets under management	30 other accounts with approximately $33.3 billion in total assets under management

Alan Mason	Index 500 Stock Portfolio	364 registered investment companies with approximately $1.7 trillion in total assets under management	No other pooled investment vehicles	No other accounts

Amy Whitelaw	Index 500 Stock Portfolio	367 registered investment companies with approximately $1.7 trillion in total assets under management	114 other pooled investment vehicles with approximately $50.6 billion in total assets under management	No other accounts

Brent Reeder	Index 400 Stock Portfolio Index 600 Stock Portfolio	18 registered investment companies with approximately $32.2 billion in total assets under management	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lucy Johnston	Index 400 Stock Portfolio	3 registered investment companies with approximately $6.1 billion in total assets under management	11 other pooled investment vehicles with approximately $98.9 billion in total assets under management	17 other accounts with approximately $12.7 billion in total assets under management

Keith Carroll	Index 600 Stock Portfolio	1 registered investment company with approximately $417 million in total assets under management	13 other pooled investment vehicles with approximately $20.8 billion in total assets under management	17 other accounts with approximately $14.4 billion in total assets under management
Compensation of Portfolio Managers
Mason Street Advisors, LLC (“Mason Street Advisors”). Mason Street Advisors has adopted a system of compensation for senior personnel, including those with portfolio management responsibilities, that seeks to attract, motivate and retain high quality investment personnel. Compensation for Mason Street Advisors’ senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent corporation of Mason Street Advisors.
At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management responsibilities, consideration also is given to the historic investment performance of accounts managed by such personnel. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance.
Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long- term variable pay grants are credited to a deferred account that accrues interest on the balances.
Aberdeen Asset Managers Limited (“Aberdeen”). Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.
The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary – Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.
Annual Bonus – The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Standard Life Aberdeen Group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.
Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.
In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.
Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.
Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading- oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.
In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.
American Century Investment Management, Inc. (“ACI”). As of December 31, 2020, the portfolio managers’ compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally- customized peer groups. The Russell 1000® Value Index is used to measure investment performance for portfolio managers of the Large Company Value Portfolio, and the Russell Mid-Cap® Value Index is used to measure investment performance for portfolio managers of the Mid Cap Value Portfolio. Investment performance is not measured relative to a benchmark for portfolio managers of the Inflation Protection Portfolio. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of similarly managed portfolios. This is the case for the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Large Company Value Portfolio, the Mid Cap Value Portfolio and the Inflation Protection Portfolio is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
BlackRock Advisors, LLC (“BlackRock”). BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Mses. Henige, Hsui and Whitelaw and Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Henige, Hsui and Whitelaw and Mr. Mason is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Delaware Investments Fund Advisers (“Delaware”). Each portfolio’s manager’s compensation consists of the following:
Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages, including the Domestic Equity Portfolio. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team, including each of the named portfolio managers of the Domestic Equity Portfolio, have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one, three and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. The comparative indices used to measure portfolio manager compensation for the Domestic Equity Portfolio are the Lipper Large-Cap Value fund universe and the Russell 1000® Value index. Three and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Investment Management Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain Macquarie Investment Management funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Federated Investment Management Company (“Federated”). Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the fund's benchmark (i.e., Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus a designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable fixed-income accounts. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
FIAM LLC (“FIAM”). Jed Weiss is the portfolio manager of the International Growth Portfolio and receives compensation for his services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.
The portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based (i) on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those funds and accounts over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the FIAM investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Growth Index (Gross), and the fund’s pre-tax investment performance within the Morningstar Foreign Large Growth Category. The portfolio manager also is compensated under equity based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.
Fiduciary Management, Inc. (“FMI”). The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Large Cap Blend Portfolio or the value of the Large Cap Blend Portfolio’s assets. The following tables outline the forms of compensation paid to each portfolio manager as of December 31, 2020.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	FMI	Mr. English’s salary is based upon the revenues of FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.
John S. Brandser	Salary/Bonus	FMI	Mr. Brandser’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Andy P. Ramer	Salary/Bonus	FMI	Mr. Ramer’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Jonathan T. Bloom	Salary/Bonus	FMI	Mr. Bloom’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Robert M. Helf	Salary/Bonus	FMI	Mr. Helf’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Daniel G. Sievers	Salary/Bonus	FMI	Mr. Sievers’ salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Matthew T. Sullivan	Salary/Bonus	FMI	Mr. Sullivan’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Jordan S. Teschendor	Salary/Bonus	FMI	Mr. Teschendorf’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Benjamin D. Karek	Salary/Bonus	FMI	Mr. Karek’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Dain C. Tofson	Salary/Bonus	FMI	Mr. Tofson’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Julia L. Jensen	Salary/Bonus	FMI	Ms. Jensen’s salary and bonus are based upon the management fees of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Massachusetts Financial Services Company (MFS ® ). MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary. Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus. Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to Victoria Higley and Camille Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contribution to the client experience, the investment process and overall performance (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Northern Trust Investments, Inc. (“Northern Trust”). The compensation for Northern Trust portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for portfolio managers is not based on the investment performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Pacific Investment Management Company LLC (“PIMCO”). PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:
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PIMCO’s pay practices are designed to attract and retain high performers;
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PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
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PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
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The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
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The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Templeton Investment Counsel, LLC (“Templeton”). Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Templeton and/or other officers of Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
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Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
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Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contributions to the marketing of the Fund, are evaluated in determining the amount of any bonus award.
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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
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Additional long-term equity based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.
Portfolio	Benchmark
Growth Stock	Russell Growth 1000 Index
Equity Income	Lipper Equity Income Funds Average, Morningstar Large Value, Russell 1000 Value Index
Short-Term Bond	Barclays 1-3 Year U.S. Government/Credit Bond Index
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.
Wellington Management Company LLP (“Wellington Management”). Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreements between Wellington Management and Mason Street Advisors, LLC related to Small Cap Growth, Large Cap Core Stock and Mid Cap Growth Stock Portfolios. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the Fund's prospectus who are primarily responsible for the day-to-day investment management of the Funds(the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington

Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Ruedi, Whitaker, and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Small Cap Growth Stock Portfolio	Russell 2000 Growth Index
Mid Cap Growth Stock Portfolio	Russell MidCap® Growth Index
Wells Capital Management, Inc. (“WellsCap”). The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
Conflicts of Interest
Mason Street Advisors, LLC (“Mason Street Advisors”). Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:
Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

One method by which Mason Street Advisors seeks to manage such competing interests is to have portfolio managers focus on a particular investment discipline. In general, most other accounts managed by a portfolio manager for a similar mandate are managed using the same investment strategies that are used in connection with the Portfolio managed by such portfolio manager. Accordingly, portfolio holdings, position sizes (relative to assets) and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In addition, Mason Street Advisors and the Board actively monitor for performance dispersion among accounts, so that appropriate action can be taken if evidence of a conflict is found.
Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.
Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.
Mason Street Advisors seeks to mitigate this potential conflict of interest through their respective compensation policies. For information regarding the compensation policies of Mason Street Advisors, please refer to the section of this Appendix D called “Compensation of Portfolio Managers.”
Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, Mason Street Advisors has adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of its portfolio managers.
Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts. As noted above, Mason Street Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.
Mason Street Advisors and the Fund have adopted compliance policies and procedures, as applicable, and have implemented committee structures that are designed to review and address these, and other, types of conflicts of interest. Mason Street Advisors addresses side-by-side management conflicts in its overall compliance program, including within its Conflicts of Interest Policy, Trade Allocation Policies and Procedures, Policies and Procedures on Transactions with Affiliates and Cross Transactions, Guidelines to Business Conduct, Policy Statement on Insider Trading, Policies and Procedures for Client Commission Arrangements and Proxy Voting Policies and Procedures. These policies are designed to reasonably ensure that various conflicts are identified and managed, and that Mason Street Advisor’s clients are treated fairly and equitably. In addition, Sub-advisers may face similar side-by-side management conflicts. Each Sub-adviser considers its own business to identify and manage any potential side-by-side management conflicts arising out of its own client base. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.
Aberdeen Asset Managers Limited (“Aberdeen”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Emerging Markets Equity Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Emerging Markets Equity Portfolio also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. In the instance that the same security is bought or sold for a number of clients at approximately the same time, orders may also be aggregated to the extent appropriate. We seek to allocate opportunities to all clients in a consistent, fair manner. In accordance with our written policies and procedures, we may take special considerations when deciding on allocations, provided they are deemed fair and equitable to all clients. As a result of the allocations, there may be instances where the Emerging Markets Equity Portfolio will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Emerging Markets Equity Portfolio from time to time, Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
American Century Investment Management, Inc. (“ACI”). Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. ACI has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing ACI client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantus Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, ACI maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. ACI’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
ACI may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. ACI has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, ACI has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged..
Finally, investment of ACI’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, ACI has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to ACI to the detriment of client portfolios.
BlackRock Advisors, LLC (“BlackRock”). BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Delaware Investments Fund Advisers (“Delaware”). Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Domestic Equity Portfolio. Such services may include giving advice or taking action with respect to certain funds and accounts that may not be given or taken with respect to other accounts and funds with similar investment programs, objectives, and strategies. Accordingly, accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. At times, Delaware may also advise accounts or funds with conflicting programs, objectives or strategies.

These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for another fund, account, or the Portfolio. Additionally, a portfolio manager may have conflicts in allocating time and services among accounts, funds, or the Portfolio. Delaware will devote as much time to each account or fund as it deems appropriate to perform its duties in accordance with its management agreement.
A portfolio manager’s personal investment transactions may also present certain conflicts of interest. Delaware has adopted a code of ethics and other policies and procedures designed to address these potential conflicts of interest. Regardless of these safeguards, personal transactions of investment personnel represent an inherent conflict of interest.
With respect to the foregoing, Delaware employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies and procedures (including a code of ethics and a trade allocation policy) designed to mitigate such conflicts.
Federated Investment Management Company (“Federated”). As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
FIAM LLC (“FIAM”). A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Fiduciary Management, Inc. (“FMI”). The FMI Portfolio Management Committee is responsible for the management of the Large Cap Blend Portfolio, and they are also responsible for managing other client accounts. FMI states that all security purchase and sell decisions are approved by the firm’s Portfolio Management Committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. The side-by-side management of the Large Cap Blend Portfolio and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”). Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Portfolio and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance- based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Massachusetts Financial Services Company (MFS ® ). MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Research International Core Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Research International Core Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocations, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Northern Trust Investments, Inc. (“Northern Trust”). Northern Trust’s portfolio managers are often responsible for managing other account portfolios, including exchange-traded funds, separate accounts and other pooled investment vehicles, in addition to the respective Fund that they manage.
A Fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than a Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. Some portfolio managers may be dual officers of one or more Northern Trust affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. Northern Trust seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Northern Trust has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Northern Trust may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, Northern Trust may recommend to clients investment pools in which it or an affiliate provides services for a fee. Northern Trust has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for Northern Trust or its affiliates. In addition, Northern Trust could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.
As Northern Trust becomes aware of additional potential or actual conflicts of interest, they will be reviewed on case-by-case basis.
Northern Trust manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
Northern Trust provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an Northern Trust affiliate. Conflicts may also arise because portfolio decisions regarding the Trust may benefit Northern Trust or its affiliates or another account or fund managed by Northern Trust or its affiliates. Actions taken with respect to Northern Trust’s and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit Northern Trust or its affiliates or their other funds or accounts. Northern Trust may also invest in the same securities that it or its affiliates recommend to clients. When Northern Trust or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.
From time to time, securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if Northern Trust determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for Northern Trust to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. Northern Trust does not receive fees or commissions for these transactions. Northern Trust and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. Northern Trust conducts periodic reviews of trades for consistency with these policies.

Northern Trust has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and Northern Trust or its affiliates. Northern Trust’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.
Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that Northern Trust uses commissions to obtain research services for Northern Trust or TNTC, Northern Trust or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. Northern Trust may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. Northern Trust or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the brokerdealer providing such research. Northern Trust and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.
Also, Northern Trust and TNTC may receive products and services that are mixed use. In these cases, Northern Trust or TNTC will use commissions to pay only for the eligible portion of the product or service that assists Northern Trust or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by Northern Trust or TNTC. Northern Trust or TNTC makes a good faith effort to reasonably allocate such items and keeps records of such allocations although clients should be aware of the potential conflicts of interest.
Pacific Investment Management Company LLC (“PIMCO”). From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Long-Term U.S. Government Bond Portfolio and Multi-Sector Bond Portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer.
Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Portfolio. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Portfolio in a manner beneficial to the investing account but detrimental to the Portfolio. Conversely, PIMCO’s duties to the Portfolios, as well as regulatory or other limitations applicable to the Portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain Portfolio) that invest in the Portfolios in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting a Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Portfolio’s investment opportunities.
Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other Portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
Templeton Investment Counsel, LLC (“Templeton”). Portfolio managers that provide investment services to the International Equity Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Conflicts. The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Wellington Management Company LLP (“Wellington Management”). Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Chally, White, Ruedi, Whitaker, and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Wells Capital Management, Inc. (“WellsCap”). WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, WellsCap has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, WellsCap has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
Portfolio Manager Securities Ownership
All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more of those products. As of December 31, 2020, the portfolio managers of the Fund did not own any Northwestern Mutual variable annuity or variable life contracts with investments in the Portfolio(s) they manage.

APPENDIX E - Legal Proceedings
[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures
MASON STREET ADVISORS, LLC
PROXY VOTING POLICIES AND PROCEDURES
Applicability: MSA	Last Amended Date: March 22, 2018
Regulatory Authority: Rule 206(4)-6 – Advisers Act	Owner: Committee Chair Compliance Contact: Michael Conmey
It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. These Proxy Voting Policies and Procedures will be used by MSA to: (i) vote proxies on behalf of all MSA clients for which MSA has voting authority (“Advised Clients”)1; (ii) fulfill its oversight responsibilities by monitoring the proxy voting of the sub-advisers appointed to provided day-to-day investment management services for certain Series Fund portfolios (“Sub-Advisers”) and (iii) fulfill its oversight responsibilities by overseeing the proxy voting of other advisory firms appointed by NMIMC and The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as MSA may assume from time to time (“External Managers”).
MSA has (i) established a Proxy Voting and Corporate Action Committee (the “Committee”), (ii) adopted the U.S. and International Proxy Voting Guidelines established by Institutional Shareholder Services Inc. (“ISS”), summaries of which is attached hereto as Exhibit A (the “Guidelines”), and (iii) implemented the specific procedures outlined below (the “Procedures”).
Proxy Voting and Corporate Action Committee
The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures, and overseeing their implementation, including the oversight of Sub-Advisers, External Managers, and proxy advisory firms retained by MSA. The Committee shall periodically review, and may amend, restate, supplement or otherwise modify, these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) as provided in the Committee’s charter. The Committee is also responsible for reviewing the proxy voting determinations made by “investment personnel” (i.e., portfolio managers, analysts and traders) that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee shall meet on a quarterly basis or as otherwise necessary to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. MSA’s President may remove or replace Committee members and designate additional individuals to serve on the Committee.
Proxy Voting Guidelines
The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic and international equity securities. The complete Guidelines were developed and are maintained by ISS, an independent proxy advisory firm retained by MSA. The Committee shall periodically review and update Exhibit A as necessary. MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. However, the Guidelines do not provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

1 As of the date hereof, Advised Clients include Northwestern Mutual Series Fund, Inc. (“Series Fund”), Northwestern Mutual Foundation, Inc. (“Foundation”) and Northwestern Mutual Investment Management Company, LLC (“NMIMC”), including accounts managed by NMIMC for which MSA has been designated as sub adviser or performs similar services.

 Proxy Voting Procedures
A.
Monitoring & Administration
The Committee is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities held in the accounts of Advised Clients. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the Advised Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Advised Clients’ portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.
Equity holdings lists are sent to ISS on a daily basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA in accordance with the Guidelines. Each portfolio manager receives a weekly report from ISS that summarizes all upcoming proxy votes for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, investment personnel have on-line view access to ISS’s database to further review upcoming proxy votes in Advised Client accounts.
In situations in which a Sub-Adviser or External Manager is responsible for the day-to-day investment management to a client, and subject to the approval of the client, portfolio securities of such accounts may be voted by, and in accordance with, the proxy voting procedures of the applicable Sub- Adviser or External Manager. MSA’s oversight of the proxy voting processes of the Sub-Advisers and External Managers is described in Section F of these Procedures.
B.
Voting Determinations
Votes in Accordance with Recommendations. MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the Advised Client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, ISS is instructed to vote all proxies in accordance with its recommendations, unless they receive notice from MSA that it intends to vote contrary.
Votes Contrary to Recommendations. MSA’s investment personnel shall monitor proxy proposals in the portfolios they manage for circumstances where they believe the interests of Advised Clients may warrant a vote contrary to recommendations by ISS generated through application of the Guidelines. In such cases, they shall (i) prepare a written recommendation for the Committee members as to the appropriate vote and the rationale for the recommendation, and (ii) sign and submit a Conflicts of Interest Certification (attached as Exhibit B) certifying that he or she is not aware of any conflict that might influence his or her voting decision.
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If the issuer of the proxy in question is not on the Potential Conflicts Watch List described in Section C, then at least two members of the Committee (plus the portfolio manager requesting the contrary vote, if he or she is a member of the Committee) shall review and consider the written recommendation and rationale, and permit the vote if such members determine that the rationale for the vote is sufficiently documented and the investment personnel responsible for the vote has completed the Conflicts of Interest Certification.
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If the issuer of the proxy in question is on the Potential Conflicts Watch List described in Section C, or if the investment personnel responsible for the vote is not able to complete the Conflicts of Interest Certification, then the full Committee shall determine the vote in accordance with Section C.
A summary of all votes made contrary to the Guidelines will be reviewed by the Committee at its next regularly scheduled meeting.
Voting for Multiple Accounts. It may be possible that the same security is held by multiple Advised Client accounts managed by the same portfolio manager. Because the interests of various Advised Clients may differ, a single portfolio manager is not required to cast the same votes on behalf of separate Advised Clients. Proxy votes cast differently among accounts shall be reported to the Committee at its next regularly scheduled meeting.

Client Voting. MSA reserves the right to request an Advised Client to vote shares held in the client’s account itself. For example, such requests may be made in situations where the Advised Client has informed MSA that its position on a particular issue differs from MSA’s position.
C.
Resolving Conflicts of Interest
From time to time, the interests of MSA or an affiliate, or certain of MSA’s investment personnel charged with making decisions on behalf of Advised Clients with respect to voting proxies, may conflict with those of the Advised Clients. As a matter of policy, neither MSA nor its investment personnel, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests may potentially conflict with the interests of Advised Clients. Northwestern Mutual’s Managed Investments Compliance Department (“Compliance”) shall prepare a Potential Conflicts Watch List (the “List”), with the assistance of Northwestern Mutual’s Law Department (“Law”) and MSA, which shall include the names of public issuers that have been determined to potentially pose a conflict of interest with respect to MSA’s proxy voting activities. The List shall be periodically reviewed and updated by MSA, Law, and Compliance, as necessary. However, the List shall not be the exclusive means by which MSA monitors for potential conflicts of interest; any MSA officer, director or employee who becomes aware of a potential conflict relating to a proxy proposal shall immediately disclose that conflict to the Committee.
Examples of potential conflicts of interest include:
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Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual2, who also serves as a director of a public company or a member of the company’s management.
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Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship with. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.
Following the recommendations of ISS through application of the Guidelines to vote client proxies should, in most cases, adequately address any potential conflicts of interest since the Guidelines are pre-determined, including proxies relating to issuers that appear on the List.
However, the Committee shall be responsible for reviewing and determining the vote with respect to all proxies for which (i) the issuer of the proxy appears on the List (or a potential conflict has otherwise been identified) and for which the investment personnel responsible for the vote has recommended a vote contrary to ISS’ recommendation, or (ii) whether or not the issuer of the proxy appears on the List (or a potential conflict of interest has otherwise been identified) but where the investment personnel responsible for the vote recommends a vote contrary to ISS’ recommendation but is not able to complete the Conflicts of Interest Certification. In both cases, the applicable investment personnel shall provide the Committee with a written recommendation as to how he or she believes the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue. If the potential conflict directly involves the applicable investment personnel and he or she is a member of the Committee, then the investment personnel shall recuse himself or herself from the vote determination.
The Committee will review the investment personnel’s voting recommendation and all relevant facts and circumstances and determine the vote. If the Committee determines that ISS’ recommendation through application of the Guidelines is not in the best interests of the client, the Committee may vote contrary to the recommendation and shall document its voting rationale.
To avoid a potential conflict of interest when casting proxy votes with respect to shares of one portfolio of the Series Fund invested in another Series Fund portfolio (an “underlying portfolio”), MSA will employ echo voting. This situation would arise only when a proxy takes place with respect to a Series Fund portfolio whose shares are held by another Series Fund portfolio. Echo voting means that MSA will vote the shares of the underlying portfolio in the same

2 Northwestern Mutual is MSA’s parent company.

proportion as the voting instructions received by Northwestern Mutual from holders of variable annuity contracts and variable life insurance policies with an allocation to the underlying portfolio.
D.
Decisions to Not Vote
MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable Advised Client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these disproportionate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, shares will not be voted by ISS unless instructed to do so by MSA. MSA will only vote proxies if the portfolio manager determines that the potential benefit to the applicable Advised Client of voting the proxies outweighs the risk of not being able to sell the securities.
Some of the Advised Clients may participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the Advised Client account lending the security cannot vote that proxy. In this situation, MSA will only request the Advised Client to call back the loan and vote the proxy if the portfolio manager determines that the potential benefit to the applicable Advised Client of voting the proxy outweighs the potential benefits derived by leaving the securities on loan. Generally loaned shares can only be called back prior to the company’s establishment of the record date. Once the record date has been established, MSA can no longer call back the shares to vote the meeting.
From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote proxies.
Although MSA and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.
E.
Time Phase Voting
In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer- term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.
F.
Oversight of Proxy Processes of Sub-Advisers and External Managers
In situations in which a Sub-Adviser or External Manager is responsible for the day-to-day investment management for a client, and subject to the approval of the client, portfolio securities of such accounts may be voted by, and in accordance with, the proxy voting policies and procedures of the applicable Sub-Adviser or External Manager. MSA oversees the proxy processes of Sub-Advisers and External Managers in MSA client accounts by periodically reviewing the proxy policies and procedures of the Sub-Advisers and External Managers, and such other documentation, reports and certifications as MSA determines appropriate to fulfill its responsibilities. Periodic on-site, video conference and/or written inquiry due diligence reviews will be conducted as deemed appropriate by the Committee.
G.
Oversight of Proxy Advisory Firms
With respect to proxy advisory firms appointed by MSA, the Committee will oversee the proxy services provided by such firms. MSA shall periodically conduct due diligence of the proxy advisory firm to assess, among other things, the nature, extent and services provided by the firm, the capacity and competency to provide such services, material developments affecting the firm, and any potential conflicts of interest to which the proxy advisory firm may be subject.

H.
Miscellaneous
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Reconciliation and Oversight
In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.
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Recordkeeping
MSA shall retain or cause its proxy voting administrator to retain proxy statements received regarding Advised Client securities, records of votes cast on behalf of Advised Clients, records of Advised Client requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, the Guidelines, Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of five years from the end of the fiscal year during which the last entry was made.
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Disclosure Policy
MSA will generally not disclose its voting intentions to any party other than to its Advised Clients, ISS, custodians and similar service providers. However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote or its agent(s). In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of its Advised Clients.
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ERISA Clients
In the case of Advised Client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its Advised Client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.
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Fixed Income and Non-Voting Securities
To the extent applicable, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the Advised Client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the securities should be voted and the rationale for such recommendation to the Committee, together with information regarding whether a conflict of interest exists in connection with the vote. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Committee. In the event that no conflict of interest exists, the Committee will permit the portfolio manager to vote the securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.
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Corporate Actions

The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non- voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its clients’ interests to its own. Northwestern Mutual’s Investment Risk & Operations personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.
* * * * * * *

Exhibit A

United States

Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2020
www.issgovernance.com

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case- by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
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Independent directors comprise 50 percent or less of the board;
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The non-independent director serves on the audit, compensation, or nominating committee;
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The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
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Medical issues/illness;
•
Family emergencies; and
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Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•
Sit on more than five public company boards; or
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Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards4.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Gender Diversity:
For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
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Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one female to the board within a year;
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The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
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Other relevant factors as applicable.
Racial and/or Ethnic Diversity:
For companies in the Russell 3000 or S&P 1500 indices, highlight boards with no apparent racial and/or ethnic diversity5.
For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2022, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•
The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year, or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
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Disclosed outreach efforts by the board to shareholders in the wake of the vote;
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Rationale provided in the proxy statement for the level of implementation;
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The subject matter of the proposal;
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The level of support for and opposition to the resolution in past meetings;
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Actions taken by the board in response to the majority vote and its engagement with shareholders;
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The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
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Other factors as appropriate.
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The board failed to act on takeover offers where the majority of shares are tendered;
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At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
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The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
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The company's response, including:
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Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
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Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
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Disclosure of specific and meaningful actions taken to address shareholders' concerns;
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Other recent compensation actions taken by the company;
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Whether the issues raised are recurring or isolated;
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The company's ownership structure; and

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
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The company has a poison pill that was not approved by shareholders6. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
•
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
•The pill, whether short-term7 or long-term, has a deadhand or slowhand feature.7 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four- digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
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A classified board structure;
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A supermajority vote requirement;
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Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
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The inability of shareholders to call special meetings;
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The inability of shareholders to act by written consent;
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A multi-class capital structure; and/or
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A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
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The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
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Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
6 Public shareholders only, approval prior to a company’s becoming public is insufficient.
7 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
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The company's ownership structure;
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The company's existing governance provisions;
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The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
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Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
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Classified the board;
•
Adopted supermajority vote requirements to amend the bylaws or charter; or
•
Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure - Newly Public Companies: For newly public companies8, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
•
Supermajority vote requirements to amend the bylaws or charter;
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A classified board structure;or
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Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
•
The presence of a shareholder proposal addressing the same issue on the same ballot;
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The board's rationale for seeking ratification;
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Disclosure of actions to be taken by the board should the ratification proposal fail;
•
Disclosure of shareholder engagement regarding the board’s ratification request;
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The level of impairment to shareholders' rights caused by the existing provision;
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The history of management and shareholder proposals on the provision at the company’s past meetings;
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Whether the current provision was adopted in response to the shareholder proposal;

8 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.
1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

•
The company's ownership structure; and
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Previous use of ratification proposals to exclude shareholder proposals.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
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The non-audit fees paid to the auditor are excessive;
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The company receives an adverse opinion on the company’s financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
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There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
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The company maintains significant problematic pay practices; or
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The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:
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The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

•
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
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Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
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Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
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Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
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Material failures of governance, stewardship, risk oversight9, or fiduciary responsibilities at the company;
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Failure to replace management as appropriate; or
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Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
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Long-term financial performance of the company relative to its industry;
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Management’s track record;
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Background to the contested election;
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Nominee qualifications and any compensatory arrangements;
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Strategic plan of dissident slate and quality of the critique against management;
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Likelihood that the proposed goals and objectives can be achieved (both slates); and
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Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Other Board-Related Proposals
Board Refreshment
Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.
Term/Tenure Limits
General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:
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The rationale provided for adoption of the term/tenure limit;
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The robustness of the company’s board evaluation process;

9 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Whether the limit is of sufficient length to allow for a broad range of director tenures;
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Whether the limit would disadvantage independent directors compared to non-independent directors; and
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Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.
Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
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The scope of the shareholder proposal; and
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Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.
Age Limits
General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
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The scope and rationale of the proposal;
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The company's current board leadership structure;
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The company's governance structure and practices;
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Company performance; and
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Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
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A majority non-independent board and/or the presence of non-independent directors on key board committees;
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A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
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The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
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Evidence that the board has failed to oversee and address material risks facing the company;
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A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
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Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
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Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.
Shareholder Litigation Rights
Federal Forum Selection Provisions
Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.
General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Exclusive Forum Provisions for State Law Matters
Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).
General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:
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The company's stated rationale for adopting such a provision;
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Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
•
The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
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Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.
Fee shifting
Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.
General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).
Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.
Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only10 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
•
Scope and rationale of the proposal; and
•
Concerns identified with the company’s prior meeting practices.
CAPITAL/Restructuring
Common Stock Authorization
General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•
Past Board Performance:
•
The company's use of authorized shares during the last three years;
•
The Current Request:
•
Disclosure in the proxy statement of the specific purposes of the proposed increase;
•
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.
Most companies: 100 percent of existing authorized shares.
B.
Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.
Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

10 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
•
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
•
Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
•
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
•
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices;
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
•
The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices11, this analysis considers the following:
1.
Peer Group12 Alignment:
•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•
The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•
The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.
Absolute Alignment13 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance- to time-based incentive awards;
•
The overall ratio of performance-based compensation to fixed or discretionary pay;
•
The rigor of performance goals;
•
The complexity and risks around pay program design;

11 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
12 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas& Consumable Fuels companies, market cap is the only size determinant.
13 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

•
The transparency and clarity of disclosure;
•
The company's peer group benchmarking practices;
•
Financial/operational results, both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable pay14 compared to grant pay; and
•
Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•
Problematic practices related to non-performance-based compensation elements;
•
Incentives that may motivate excessive risk-taking or present a windfall risk; and
•
Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•
Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•
Extraordinary perquisites or tax gross-ups;
•
New or materially amended agreements that provide for:
•
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
•
CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
•
CIC excise tax gross-up entitlements (including "modified" gross-ups);
•
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•
Liberal CIC definition combined with any single-trigger CIC benefits;
•
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•
Any other provision or practice deemed to be egregious and present a significant risk to investors.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•
Duration of options backdating;
•
Size of restatement due to options backdating;
•
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•
Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

14 ISS research reports include realizable pay for S&P1500 companies.

Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•
Other recent compensation actions taken by the company;
•
Whether the issues raised are recurring or isolated;
•
The company's ownership structure; and
•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans15 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Quality of disclosure around vesting upon a change in control (CIC);
•
Discretionary vesting authority;
•
Liberal share recycling on various award types;
•
Lack of minimum vesting period for grants made under the plan;
•
Dividends payable prior to award vesting.
•
Grant Practices:
•
The company’s three-year burn rate relative to its industry/market cap peers;
•
Vesting requirements in CEO’s recent equity grants (3-year look-back);
•
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•
Whether the company maintains a sufficient claw-back policy;
•
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
•
Awards may vest in connection with a liberal change-of-control definition;
•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

15 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
•
The plan is excessively dilutive to shareholders’ holdings;
•
The plan contains an evergreen (automatic share replenishment) feature; or
•
Any other plan features are determined to have a significant negative impact on shareholder interests.
Social And Environmental Issues
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
The company's level of disclosure compared to industry peers; and
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•
The company's level of disclosure is comparable to that of industry peers; and
•
There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•
Whether the company provides disclosure of year-over-year GHG emissions performance data;
•
Whether company disclosure lags behind industry peers;
•
The company's actual GHG emissions performance;

•
The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Gender, Race/Ethnicity Pay Gap
General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
•
The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
•
The company's disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
•
Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.
Mandatory Arbitration
General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:
•
The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
•
The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.
Sexual Harassment
General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:
•
The company's current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
•
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
•
The company's disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.
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Continental Europe

Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2020
www.issgovernance.com

COVERAGE UNIVERSE
The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual.
ISS’ Continental Europe Policy applies to Member States of the European Union (EU) or the European Free Trade Association (EFTA), with the exception of the United Kingdom and Ireland, which are together subject to a standalone voting policy. In both cases, European territories that are politically associated with a given Member State are subject to the same policy as that Member State. Other European territories are subject to either ISS’ separate, market-specific policies, or ISS’ EMEA Regional Policy.
Specifically, ISS’ Continental Europe Policy applies to companies incorporated in the following territories: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland.
ISS’ approach is not “one-size-fits-all” and takes relevant market-specific factors into account in our research and recommendations. Therefore this document distinguishes in various places between different markets and on the basis of other differentiating factors. These distinctions are based on different market practices and best practice recommendations throughout Europe.
DEFINITIONS AND EXPLANATIONS
The term “widely held” refers to companies that ISS designates as such based on their membership in a major index and/or the number of ISS clients holding the securities.
For stylistic purposes, this document may use the adjectival form of country names to refer to companies incorporated or listed in a given market.
1.
OPERATIONAL ITEMS
Financial Results/Director and Auditor Reports
General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Approval of Non-Financial Information Statement/Report
General Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.
Appointment of Auditors and Auditor Fees
General Recommendation: Generally vote for proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:
•
The name of the proposed auditors has not been published;
•
There are serious concerns about the effectiveness of the auditors;
•
The lead audit partner(s) has been linked with a significant auditing controversy;
•
There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•
The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•
The auditors are being changed without explanation; or
•
Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spinoffs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, ISS will focus on the auditor election. For concerns relating to fees paid to the auditors, ISS will focus on remuneration of auditors if this is a separate voting item, otherwise ISS would focus on the auditor election.
Appointment of Internal Statutory Auditors
General Recommendation: Vote for the appointment or reelection of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used; or
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
General Recommendation: Vote for approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Amendments to Articles of Association
General Recommendation: Vote amendments to the articles of association on a case-by-case basis.
Change in Company Fiscal Term
General Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.
Stock (Scrip) Dividend Alternative
General Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:
•
Whether the proposal allows for a cash option; and
•
If the proposal is in line with market standards.
Transact Other Business
General Recommendation: Vote against other business when it appears as a voting item.
2.
BOARD OF DIRECTORS
Non-Contested Director Elections
General Recommendation: Vote for management nominees in the election of directors, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
There are clear concerns over questionable finances or restatements;
•
There have been questionable transactions with conflicts of interest;
•
There are any records of abuses against minority shareholder interests;
•
The board fails to meet minimum corporate governance standards;
•
There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; and
•
Repeated absences at board and key committee meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:
I.
Director Terms
II.
Bundling of Proposals to Elect Directors
III.
Board independence
IV.
Disclosure of Names of Nominees
V.
Combined Chairman/CEO
VI.
Election of a Former CEO as Chairman of the Board
VII.
Overboarded Directors
VIII.
Voto di Lista (Italy)
IX.
One Board Seat per Director
X.
Composition of Committees
XI.
Composition Nominating Committee (Sweden and Norway)
XII.
Election of Censors (France)
XIII.
Diversity
This policy is distinct from ISS’ policy on contested director elections, which is presented as a separate policy item.
Note also that this policy is complemented by three additional policies: “Compensation-Related Voting Sanctions” and “Voting on Directors for Egregious Actions,” which both address a comparatively rare set of additional circumstances, and “Corporate Assembly and Committee of Representatives Elections,” which states how ISS applies its director election policy in Norway and Denmark in cases where the board is not directly elected by shareholders.
Director Terms
Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies in these markets, for bundled as well as unbundled items.
Beyond that, as directors should be accountable to shareholders on a more regular basis, ISS may consider moving to maximum board terms of less than four years in the future.
Vote against article amendment proposals to extend board terms. In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, ISS will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.
Bundling of Proposal to Elect Directors
Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.
For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote against the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.
*Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.
Board Independence
Independence will be determined according to ISS’ European Classification of Directors. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation.
Voting policies

Widely-held companies
Board Independence
A.
Non-controlled companies
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:
1.
Fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent; or
2.
Fewer than one-third of all board members would be independent.
Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.
B.
Controlled companies
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.
Board Leadership
Given the importance of board leadership, ISS may consider that the chair of the board should be an independent non-executive director according to the ISS’ Classification of Directors.
Non-widely held companies
Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.
Definition of terms
‘Widely-held companies’ are determined based on their membership in a major index and/or the number of ISS clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.
A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.
Disclosure of Names of Nominees
Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled and unbundled items.
Combined Chairman/CEO
Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.
When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis..
In the above-mentioned situation, ISS will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall board independence, and a high level of independence on the board’s key committees).
This policy will be applied to all widely held European companies that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of a Former CEO as Chairman of the Board
Generally vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.
Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:
•
There are compelling reasons that justify the election or reelection of a former CEO as chairman;
•
The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;
•
The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
•
The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.
Overboarded Directors
In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden and Switzerland, ISS will generally recommend a vote against a candidate when s/he holds an excessive number of board appointments, as defined by the following guidelines:
•
Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chairmanship counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
•
Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chairman at a different company will be classified as overboarded.
CEOs and Chairmen
An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairmen, negative recommendations would first be applied towards non-executive positions held, but the chairmanship position itself would be targeted where they are being elected as chairman for the first time or, when in aggregate their chair positions are three or more in number, or if the chairman holds an outside executive position.
ISS will take into account board positions held in global publicly listed companies outside the same group, defined as a group of companies in which a common parent company controls at least 50 percent + 1 share of equity capital, alone or in concert.
For directors standing for (re)election at French companies, ISS will take into account board appointments as censors in French publicly listed companies.
Executive directors or those in comparable roles within investment holding companies will generally be treated similar to non-executive directors when applying this policy.
Voto di Lista (Italy)
In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.
Since shareholders only have the option to support one such list, where lists are published in sufficient time, ISS will recommend a vote on a case-by- case basis, determining which list of nominees it considers is best suited to add value for shareholders based, as applicable, on ISS European policies for Director Elections and for Contested Director Elections.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, ISS will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.
One Board Seat per Director
In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.
However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, ISS will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.
While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.
This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.
Composition of Committees
For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:
•
Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or
•
Fewer than one-third of all audit committee members would be independent.
For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.
Generally vote against the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.
For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if:
•
Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or
•
Fewer than one-third of all remuneration committee members would be independent.
For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.
For all companies:
Generally vote against the (re) election of executives who serve on the company’s audit or remuneration committee. ISS may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may recommend against the executives, including the CEO, up for election to the board.
Composition Nomination Committee (Finland, Iceland, Norway, and Sweden)
Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.
Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.
Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:
1. A member of the executive management would be a member of the committee;
2. More than one board member who is dependent on a major shareholder would be on the committee; or
3. The chair of the board would also be the chair of the committee.
In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.
Election of Censors (France)
ISS will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, ISS will recommend a vote on a case-by- case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).
In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.
Board Gender Diversity:
In terms of gender diversity, [supervisory] boards should adhere to domestic legal requirements or local best market practices or, in the absence thereof, be in line with European established practice.
Generally vote against the chair of the nomination committee (or other directors on a case-by-case basis) if:
•
The underrepresented gender accounts for less than 30 percent (or any higher domestic threshold) of board directors of a widely held company1.
will apply in 2021. During this transitional period, vote recommendations will not be impacted by the policy applicable to widely-held companies. The latter will come into effect on Feb. 1, 2022.•
Both genders are not represented on the board of a non-widely-held company.1 A one-year transitional period
Mitigating factors may include:
•
Compliance with the relevant standard at the preceding annual meeting and a firm commitment, publicly available, to comply with the relevant standard within a year; or
•
Other relevant factors as applicable.
ISS Classification of Directors - European Policy
Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[4] connection with the dissident, either currently or historically;
•
Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-
specific circumstances);

•	Government representative;
•
Currently provides (or a relative¹ provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/
commercial relationship (unless the company discloses information to apply a materiality test3);

•	Any director who has cross-directorships with executive directors or those in comparable roles;
•	Relative¹ of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period);
•
Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4];

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•	Not classified as non-independent by ISS (see above);
•	No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).
Footnotes
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-
children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/
financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/
audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

3 A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated; or A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4] For example, the EC recommendation 2005/162/EC’s definition of independence provides that in order to remain independent, a non-executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS’
European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections
General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors/nominees;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).
Voting on Directors for Egregious Actions
General Recommendation: Under extraordinary circumstances, vote against or withhold from directors individually, on a committee, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company;
•
Failure to replace management as appropriate; or
•
Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)
General Recommendation: For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote case-by-case on corporate assembly and committee of representative elections based on the board of directors’ compliance with ISS’ director election policy.
Discharge of Directors
General Recommendation: Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a case-by-case basis, by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
•
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions;
•
Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

2 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Director, Officer, and Auditor Indemnification and Liability Provisions
General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis. Vote against proposals to indemnify external auditors.
Board Structure
General Recommendation: Vote for routine proposals to fix board size.
Vote against the introduction of classified boards and/or mandatory retirement ages for directors.
Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.
3.
CAPITAL STRUCTURE
Capital Systems
European capital systems can be broadly defined as either authorized or conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates. However, many capital systems display slight variations on the two systems, and some systems bear features from both systems, if only on a cosmetic level.
Under the conditional capital system, companies seek authorizations for pools of capital, which typically have fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board, generally for a fixed period of time. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.
The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities.
Share Issuance Requests
General Issuances
General Recommendation: Vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market- specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
For French companies:
•
Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
•
Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount for a vote for to be warranted.
Specific Issuances
General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote against proposals to adopt unlimited capital authorizations.
Reduction of Capital
General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.
Capital Structures
General Recommendation: Vote for resolutions that seek to maintain, or convert to, a one-share, one-vote capital structure.
Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a case-by-case basis.
Debt Issuance Requests
General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.
Increase in Borrowing Powers
General Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.
Share Repurchase Plans
General Recommendation: ISS will generally recommend for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
•
A repurchase limit of up to 10 percent of outstanding issued share capital;
•
A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•
Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•
Duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
•
Duration of no more than 18 months.
In addition, ISS will recommend against any proposal where:
•
The repurchase can be used for takeover defenses;
•
There is clear evidence of abuse;
•
There is no safeguard against selective buybacks;
•
Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.
4.
COMPENSATION
Compensation Guidelines
Preamble
The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.
The ISS Global Principles on Compensation underlie market-specific policies in all markets:
1.
Provide shareholders with clear, comprehensive compensation disclosures;
2.
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
3.
Avoid arrangements that risk “pay for failure;”
4.
Maintain an independent and effective compensation committee;
5.
Avoid inappropriate pay to non-executive directors.
In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.
In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:
I.
Executive compensation-related proposals; and
II.
Non-executive director compensation-related proposals

Executive compensation-related proposals
General Recommendation: ISS will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and where relevant, will take into account the European Pay for Performance Model3 outcomes within a qualitative review of a company’s remuneration practices. ISS will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:
1.
Provide shareholders with clear and comprehensive compensation disclosures:
1.1.
Information on compensation-related proposals shall be made available to shareholders in a timely manner;
1.2.
The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
1.2.1
Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes
1.3.
Companies shall adequately disclose all elements of the compensation, including:
1.3.1.
Any short- or long-term compensation component must include a maximum award limit.
1.3.2.
Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
1.3.3.
Discretionary payments, if applicable.
2.
Maintain appropriate pay structure with emphasis on long-term shareholder value:
2.1
The structure of the company’s short-term incentive plan shall be appropriate.
2.1.1.
The compensation policy must notably avoid guaranteed or discretionary compensation.
2.2.
The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
2.2.1.
Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and
2.2.2.
For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
2.3
The balance between short- and long-term variable compensation shall be appropriate
2.3.1.
The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
3.
Avoid arrangements that risk “pay for failure”:
3.1
The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation2).
3.1.1.
There shall be a clear link between the company’s performance and variable awards.
3.1.2.
There shall not be significant discrepancies between the company’s performance and real executive payouts.

3 Definition of Pay-for-Performance Evaluation:
ISS annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:
◼
Peer Group Alignment:
✔
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
✔
The multiple of the CEO's total pay relative to the peer group median.
◼
Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

3.1.3.
The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
3.1.4.
Significant pay increases shall be explained by a detailed and compelling disclosure.
3.2.
Termination payments[4] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
3.3.
Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.
Maintain an independent and effective compensation committee:
4.1.
No executives may serve on the compensation committee.
4.2.
In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.
4.3
Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance.5
In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.
Non-Executive Director Compensation
5.
Avoid inappropriate pay to non-executive directors.
General Recommendation: ISS will generally recommend a vote for proposals to award cash fees to non-executive directors, and will otherwise:
Recommend a vote against where:
•
Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
•
Proposed amounts are excessive relative to other companies in the country or industry.
•
The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
•
Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance- vesting restricted stock), and performance-based cash to non-executive directors.
•
Proposals introduce retirement benefits for non-executive directors.
And recommend a vote on a case-by-case basis where:
•
Proposals include both cash and share-based components to non-executive directors.
•
Proposals bundle compensation for both non-executive and executive directors into a single resolution.

4 Termination payments' means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.
5 In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements. It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Equity-based Compensation Guidelines
General Recommendation: ISS will generally recommend a vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:
The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:
•
The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria);
•
The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
•
The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
•
If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.
Market-specific provisions for France:
•
The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
•
In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.
Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector. If necessary, these sector-specific caps are adjusted so that they do not change by more than one percentage point from year to year.
French Burn Rate Table for 2020
GICS	SECTOR	Mean	Standard Deviation	Burn Rate Cap
1010	ENERGY	0.36%	0.29%	0.66%
1510	MATERIALS	0.34%	0.24%	0.58%
2010-2030	INDUSTRIALS	0.35%	0.25%	0.60%
2510-2550	CONSUMER DISCRETIONARY	0.35%	0.27%	0.62%
3010-3030	CONSUMER STAPLES	0.17%	0.09%	0.26%
3510-3520	HEALTHCARE	0.64%	1.16%	1.80%
4510-5010	TECHNOLOGY & TELECOM	0.76%	0.56%	1.32%
5510	UTILITIES	0.13%	0.10%	0.23%
5020	MEDIA & ENTERTAINMENT	0.60%	0.47%	1.07%
4010-4030	FINANCIALS (EXCLUDING REAL ESTATE)	0.39%	0.36%	0.75%
6010	REAL ESTATE	0.24%	0.29%	0.53%
Employee Share Purchase Plans
General Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.

Compensation-Related Voting Sanctions
General Recommendation: Should a company be deemed:
•
to have egregious remuneration practices:
•
To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
•
To have failed to respond to significant shareholder dissent on remuneration-related proposals:
An adverse vote recommendation could be applied to any of the following on a case-by case basis:
1. The reelection of the chair of the remuneration committee or, where relevant, any other of members of the remuneration committee;
2. The reelection of the board chair;
3. The discharge of directors; or
4. The annual report and accounts.
This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).
Stock Option Plans – Adjustment for Dividend (Nordic Region)
General Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.
This includes one or a combination of the following:
•
Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
•
Having significantly higher expected dividends than actual historical dividends;
•
Favorably adjusting the terms of existing options plans without valid reason; and/or
•
Any other provisions or performance measures that result in undue award.
This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.
Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.
Share Matching Plans (Sweden and Norway)
General Recommendation: ISS considers the following factors when evaluating share matching plans:
•
For every share matching plan, ISS requires a holding period.
•
For plans without performance criteria, the shares must be purchased at market price.
•
For broad-based share matching plans directed at all employees, ISS accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.
•
In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.
The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with ISS’ guidelines.
5.
ENVIRONMENTAL AND SOCIAL ISSUES

Voting on Social and Environmental Proposals
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short-term or long-term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
6.
OTHER ITEMS
Reorganizations/Restructurings
General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote against if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.
Mandatory Takeover Bid Waivers
General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.
Reincorporation Proposals
General Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities
General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.
Antitakeover Mechanisms
General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a case-by- case basis. In general, ISS will recommend voting for protective preference shares (PPS) only if:
•
The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning of ISS’ categorization rules (ISS’ European Director Independence Guidelines) and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non- independent);
•
No call / put option agreement exists between the company and a foundation for the issuance of PPS;
•
The issuance authority is for a maximum of 18 months;
•
The board of the company-friendly foundation is fully independent;
•
There are no priority shares or other egregious protective or entrenchment tools;
•
The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;
•
The foundation buying the PPS does not have as a statutory goal to block a takeover; and
•
The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).
Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights if they can be used for antitakeover purposes without shareholders’ prior explicit approval.
Shareholder Proposals
General Recommendation: Vote all shareholder proposals on a case-by-case basis.
Vote for proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote against proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
Policies dealing with environmental and social themes are covered by their own dedicated policy, presented separately in this document.

Authority to Reduce Minimum Notice Period for Calling a Meeting
General Recommendation: A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.
In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.
In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote against the enabling authority for the coming year.
Auditor Report Including Related Party Transactions (France)
General Recommendation: ISS will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:
•
Director Remuneration
•
Consulting Services
•
Liability Coverage
•
Certain Business Transactions
In general, ISS expects companies to provide the following regarding related-party transactions:
•
Adequate disclosure of terms under listed transactions (including individual details of any consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);
•
Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;
•
Fairness opinion (if applicable in special business transactions); and
•
Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.
In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, ISS will recommend votes against these proposals.
Virtual Meetings
General Recommendation: Generally vote for proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.
Generally vote against proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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EMEA Regional

Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2020
www.issgovernance.com

Expansion of Business Activities	B-191
Related-Party Transactions	B-191
Antitakeover Mechanisms	B-191
Shareholder Proposals	B-191
6. SOCIAL AND ENVIRONMENTAL ISSUES	B-192
Global Approach	B-192

COVERAGE UNIVERSE
These guidelines cover the markets in South Eastern Europe and the Near East; the markets not covered under a separate ISS policy document (i.e. ISS’ Continental Europe Policy, Russia & Kazakhstan, Israel, Middle East & Northern Africa, Sub-Saharan Africa policies).
Current coverage includes Albania, Belarus, Bosnia, Georgia, Kosovo, Macedonia, Montenegro, Turkey, and Ukraine.
1.
OPERATIONAL ITEMS
Financial Results/Director and Auditor Reports
General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the procedures used by the auditor;
•
There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
•
External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•
The name(s) of the proposed auditors has not been published;
•
The auditors are being changed without explanation; or
•
For widely-held companies, fees (if disclosed) for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.
For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise, ISS may recommend against the auditor election.
Appointment of Internal Statutory Auditors
General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
General Recommendation: Vote for approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
General Recommendation: Vote for most stock (scrip) dividend proposals.
Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
General Recommendation: Vote for proposals seeking the approval of amendments to the articles of association (bylaws) unless:
•
The current version of bylaws and proposed amendments are not publicly available in a timely manner; or
•
On balance, the proposed amendments are not in shareholders' interest.
This policy applies to both bundled and unbundled proposals to amend bylaws.
Donations
General Recommendation: Vote for proposals seeking the approval of donations for the fiscal year under review unless:
•
The amount of donations for the fiscal year in review is not publicly available at the time of analysis; or
•
There are controversies surrounding the company's use of donations.
•
Vote for proposals seeking the approval of donations for the upcoming fiscal year unless:
•
The company does not provide a cap for the amount of future donations, and there is no disclosure regarding donations being made under the fiscal year in review; or
•
There are controversies surrounding the company's use of donations.
Change in Company Fiscal Term
General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.
Transact Other Business
General Recommendation: Vote against other business when it appears as a voting item.
2.
BOARD OF DIRECTORS
Director Elections
General Recommendation: Vote for management nominees in the election of directors, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
There are clear concerns over questionable finances or restatements;
•
There have been questionable transactions with conflicts of interest;
•
There are any records of abuses against minority shareholder interests;
•
The board fails to meet minimum corporate governance standards;
•
There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Repeated absences at board and committee meetings (less than 75 percent attendance) have not been explained (in countries where this information is disclosed).
Vote against the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.
Board Independence
Independence will be determined according to ISS' EMEA Regional Classification of Directors, if a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation of overall board independence.

ISS will generally recommend against the election or reelection of non-independent directors (excluding the CEO) if overall board independence is less than one-third, excluding, where relevant, employee shareholder representatives.
Vote for employee and/or labour representatives if they sit on either the audit or compensation committee and are required by Law to be on these committees. Vote against employee and/or labour representatives if they sit on either the audit or compensation committee, if they are not required to be on these committees.
Audit Committee Independence
Vote against proposals seeking the election of non-independent members of the audit committee if:
•
Fewer than one-third of all audit committee members, excluding, where relevant, employee shareholder representatives, would be independent; or
•
A non-independent member is being presented for election or reelection as the audit committee chair.
This policy applies to bundled and unbundled items.
For companies incorporated in Turkey, vote against the (re)election of any non-independent members of the audit committee.
Vote against the (re)election of executives who serve on the company's audit committee. ISS may also recommend against if the disclosure is insufficient to determine whether an executive serves or will serve on the audit committee. If a company does not have an audit committee, ISS may consider that the entire board fulfills the role of the committee, and recommend against any executives, including the CEO, on the ballot.
Governance Failures
Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
•
Material failure of governance, stewardship, risk oversight (including, but not limited to, environmental, social, and climate change issues), or fiduciary responsibilities at the company;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
[Please see the ISS EMEA Regional Classification of Directors on the following page.]
ISS Classification of Directors – EMEA Regional Policy
Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company[6].
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
•
Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company[6];
•	Relative[1] of a current or former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (five-year cooling off period)[6];
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.[7]
Independent NED
No material[5] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes
[1]“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-
children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]Professional services can be characterized as advisory in nature and generally include the following: investment banking/
financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/
audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4]For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the
United Kingdom, Ireland, Hong Kong, and Singapore, directors with a tenure exceeding nine years will be considered non-
independent, unless the company provides sufficient and clear justification that the director is independent despite his/her long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

[6] For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors' past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections
General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;

•
Strategy of the incumbents versus the dissidents;
•
Independence of directors/nominees;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).
Discharge of Directors
General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:
•
A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), investors may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director, Officer, and Auditor Indemnification and Liability Provisions
General Recommendation: Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis. Vote against proposals to indemnify external auditors.
Board Structure
General Recommendation: Vote for proposals to fix board size.
Vote against the introduction of classified boards and mandatory retirement ages for directors.
Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.
3.
CAPITAL STRUCTURE
Share Issuance Requests
General Issuances
General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances
General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote against proposals to adopt unlimited capital authorizations.
Reduction of Capital
General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.
Capital Structures
General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.
Preferred Stock
General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a case-by-case basis
Debt Issuance Requests
General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.
Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.
Increase in Borrowing Powers
General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.
Share Repurchase Plans
General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
•
A repurchase limit of up to 10 percent of outstanding issued share capital;
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

•
A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
•
A duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, evaluate the proposal based on the company's historical practice. However, companies should disclose such limits and, in the future, a vote against may be warranted at companies that fail to do so. In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
•
A duration of no more than 18 months.
In addition, vote against any proposal where:
•
The repurchase can be used for takeover defenses;
•
There is clear evidence of abuse;
•
There is no safeguard against selective buybacks; and/or
•
Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.
4.
COMPENSATION
Compensation Plans
General Recommendation: Vote compensation plans on a case-by-case basis.
Director Compensation
General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.
Vote against proposals to introduce retirement benefits for non-executive directors.
5.
OTHER ITEMS
Reorganizations/Restructurings
General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.
Reincorporation Proposals
General Recommendation: Vote reincorporation proposals on a case-by-case basis.
Expansion of Business Activities
General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.
Antitakeover Mechanisms
General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
General Recommendation: Vote all shareholder proposals on a case-by-case basis.
Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
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United Kingdom and Ireland

Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2010
www.issgovernance.com

Good practice guidance referenced in this policy
INTRODUCTION
ISS has operated a standalone policy for the United Kingdom (UK) and Ireland since 2015. Previously, we used the voting guidelines of the Pensions and Lifetime Savings Association (then known as the National Association of Pension Funds, or NAPF) as our standard reference. The ISS policy remains broadly consistent with that of the Association, and continues to reflect other good practice standards relevant to the UK market. A number of good practice guidelines are referenced in this document; a full list of these guidelines is available in the appendix.
The “comply or explain” approach is the foundation of corporate governance in the UK and Ireland. While ISS operates a policy-based approach, we recognise that in certain cases there may be a good reason why non-standard corporate governance arrangements fit a company's particular circumstances. When assessing the quality of a company's explanation, ISS follows the guidance provided by the Financial Reporting Council (FRC) in the UK Corporate Governance Code (the Code.) The most recent version of the Code was released in July 2018.
The principle underpinning the ISS approach is that shareholders are the owners of listed companies. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their responsibilities with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms. ISS also manages fully custom voting policies and implements voting recommendations for clients who want to vote their proxies according to their own specific guidelines and philosophies.
Shareholders are entitled to assess every resolution that seeks their approval in terms of how it affects their long-term interests as the owners of the company. ISS’ Global Voting Principles1 include four key tenets – accountability, stewardship, independence, and transparency – which underlie our approach to developing recommendations on both management and shareholder proposals at publicly traded companies. How we interpret this is described below:
Accountability - Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors. Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications. Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.
Stewardship - A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognise constructive engagement as both a right and responsibility.
Independence - Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.
Transparency - Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.
These principles guide our work assisting institutional investors in meeting their responsibilities to clients with respect to voting and engagement services. The UK and Ireland policy has been designed to be in alignment with these principles, and the section on remuneration is also in accordance with the ISS Global Principles on Executive and Director Compensation2 as well as other UK good practice recommendations.

1 https://www.issgovernance.com/policy-gateway/iss-global-voting-principles/
2 ISS' Europe Proxy Voting Guidelines.

Application of this policy
This policy forms the basis of the ISS benchmark vote recommendations for companies listed in the United Kingdom and Ireland. It will also be applied to companies incorporated in other territories such as the Isle of Man, Jersey and Guernsey, and which are either listed in the UK and Ireland or on The International Stock Exchange.
This document is intended to provide investors with an insight into how ISS analyses companies in the UK and Irish markets. However, it is not possible to address every eventuality, and inevitably many issues will need to be considered on a case-by-case basis. ISS will apply this policy as a guideline, but analysts will take a holistic view of the company's situation, and consider any explanation for non-standard practice, when determining voting recommendations.
Investors recognize that appropriate corporate governance practices for companies can differ according to the company type, location and nature of operations, and index. The principles of good corporate governance are generally applicable to companies whatever their size, but we recognize that investors and other market participants have differing expectations for certain market segments.
Voting disclosure and responsiveness to significant shareholder dissent
Investors expect that information regarding the voting outcomes on the resolutions presented at the AGM will be made available as soon as reasonably practicable after the AGM. The information should include the number of votes for the resolution, the number of votes against the resolution and the number of shares in respect of which the vote was directed to be withheld, and the overall percentages for each group.
The UK Corporate Governance Code states that when 20 percent or more of votes have been cast against the board recommendation for a resolution, the company should explain, when announcing voting results, what actions it intends to take to consult shareholders in order to understand the reasons behind the result. An update on the views received from shareholders and actions taken should be published no later than six months after the shareholder meeting. The board should then provide a final summary in the annual report and, if applicable, in the explanatory notes to resolutions at the next shareholder meeting, on what impact the feedback has had on the decisions the board has taken.
Where a company has received a significant level of dissent on a resolution at a general meeting, ISS will consider if and how the company has sought to understand the reasons behind the vote result, and how the company has communicated its response to the dissent. In certain circumstances, ISS may recommend a vote against a relevant resolution(s) at a future general meeting if the company has not taken sufficient action to the dissent.
Coverage universe
For the UK, the core ISS policy applies to all companies in the FTSE All Share index, excluding investment companies. For Ireland, the same is true of companies listed on Euronext Dublin and included in the ISEQ 20.
Certain provisions of the UK Corporate Governance Code do not apply to companies outside the FTSE 350, or there are different requirements for these companies. The core ISS policy recognizes these exceptions, and they are indicated in the relevant sections.
Smaller companies
Our approach in the UK to companies outside of the FTSE All Share has historically been based around the voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association) for smaller companies. The Quoted Companies Alliance Corporate Governance Code (QCA Code) may also be a helpful guide to good corporate governance practices for AIM-listed companies. As per the AIM Rules, all AIM companies are required to apply a recognised corporate governance code and explain how they do so.
The Pensions and Lifetime Savings Association's guidelines advise that, when assessing the practice of a smaller company, investors should be mindful of the individual circumstances of the business, including its size and complexity.
ISS applies its approach for smaller companies to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further details can be found in Chapter 6 of this document.

Investment companies
The voting guidelines formerly issued by the NAPF (now the Pensions and Lifetime Savings Association, or PLSA) for investment companies broadly form the basis of our benchmark recommendations for investment trusts and venture capital trusts. Also relevant are the key principles of the Association of Investment Companies (AIC) Code. Further details can be found in Chapter 7 of this document.
1.
OPERATIONAL ITEMS
Accept Financial Statements and Statutory Reports
General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
There has been an accounting fraud or material misstatement during the year.
The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation.
The additional factors listed under this resolution as they apply to smaller companies (see Accept Financial Statements and Statutory Reports under the 'Smaller Companies' section of these voting guidelines) will also apply in the absence of an appropriate resolution on the ballot to target a specific concern.
Amendments to the Articles of Association
General Recommendation: Vote case-by-case on amendments to the articles of association.
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments.
When reviewing proposals to revise the existing articles or to adopt a new set of articles, ISS analyses the changes proposed according to what is in the best interest of shareholders.
As noted in the guidelines of the Pensions and Lifetime Savings Association, changes to the company’s articles should not be ‘bundled’ into a single resolution when they cover non-routine matters. When a company seeks to increase its borrowing powers, a limit should be stated in the revised articles.
Amendments to Articles to allow Virtual Meetings
General Recommendation: Generally vote for proposals allowing for the convening of hybrid3 shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.
Generally vote against proposals allowing for the convening of virtual-only3 shareholder meetings.
While there is recognition of the potential benefits of enabling participation at shareholder meetings via electronic means, investors have raised concerns about moves to completely eliminate physical shareholder meetings, arguing that virtual meetings may hinder meaningful exchanges between management and shareholders and enable management to avoid uncomfortable questions.
Approve Final Dividend
General Recommendation: Generally vote for proposals to approve the final dividend, unless:
•
The payout is excessive given the company's financial position.
The annual report includes a review of the company's performance during the year and should contain a justification for the dividend level. Unless there are major concerns about the payout ratio, ISS usually recommends approval of this item..

3 The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

Appointment of External Auditors
General Recommendation: Generally vote for proposals to ratify the appointment of the external auditors, unless:
•
There are serious concerns about the effectiveness of the auditors;
•
The auditors are being changed without explanation; or
•
The lead audit partner(s) has been linked with a significant auditing controversy.
It is best practice in the UK to present the resolutions to appoint the external auditors and to fix their remuneration as two separate items.
In line with the Pensions and Lifetime Savings Association position, where the tenure of the external auditor extends beyond ten years and there has not been a recent tender process and no plans to put the audit out to tender are reported, then the chair of the audit committee may receive a negative voting recommendation when he or she is next standing for re-election.
Where the auditor has resigned, the resignation letter should be posted on the company’s website. If the company proposes a new auditor, or an auditor resigns and does not seek re-election, the company should offer an explanation to shareholders. If no explanation is provided, ISS recommends a vote against the election of the new auditor.
Authorise Board to Fix Remuneration of Auditors
General Recommendation: Generally vote for proposals authorising the board to fix the fees payable to the external auditors, unless:
•
Fees for non-audit services routinely exceed standard audit-related fees.
While the use of auditors for non-audit work can on occasion be justified on grounds of cost and relevant expertise, the Pensions and Lifetime Savings Association has proposed a cap on the level of non-audit fees as a proportion of audit fees, absent an explanation of any exceptional circumstances which may apply such as an initial public offering. Historically, this cap has been set at 100 percent of audit fees, although the Pensions and Lifetime Savings Association guidelines now refer to 50 percent.
Companies are encouraged to make a full public disclosure of the amount and nature of any payments for non-audit services, to enable investors to appropriately assess these when considering the ratio of audit to non-audit services. Where payments to the auditor for non-audit services appear under the category of "other fees" in the annual report, ISS expects that the company will disclose the nature of these services.
Where the ratio of non-audit fees to audit fees has been over 100 percent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chair of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.
2.
BOARD OF DIRECTORS
Director Elections
General Recommendation: Generally vote for the election or re-election of directors, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
The board fails to meet minimum corporate governance standards – please see the following sections on gender diversity, independence classification and board and committee composition for further details on how this is interpreted in practice; or
•
There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.
Under extraordinary circumstances, ISS will consider recommending a vote against individual directors for:
•
Material failures of governance, stewardship, or risk oversight (including, but not limited to, environmental, social, and climate change issues); or
•
Egregious actions related to the director's service on other boards that raise substantial doubt about that individual's ability to effectively oversee management and to serve the best interests of shareholders at any company.

Discussion
An appropriate level of biographical detail should include a statement of a director’s other directorships and responsibilities (including any relevant previous positions held), the experience and skills that he/she brings and the contribution that the director can make to the board. If the board provides no biographical details for a director who is standing for election for the first time, this is likely to result in a negative vote recommendation. A negative vote recommendation may also be considered in the absence of a supporting statement from the board where a director is standing for re-election.
Overboarding
Where directors have multiple board appointments, ISS may recommend a vote against directors who appear to hold an excessive number of board roles at publicly-listed companies, defined as follows:
•
Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
•
Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company will be classified as overboarded.
When applying this policy, ISS will consider the nature and scope of the various appointments and the companies concerned, and if any exceptional circumstances exist. A stricter view may apply for directors who serve on the boards of complex companies, those in highly regulated sectors, or directors who chair a number of key committees. Likewise, a more lenient view may apply for directors who serve on the boards of less complex companies (for example, externally managed investment companies).
CEOs and Chairs
An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairs, negative recommendations would first be applied towards non-executive positions held but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.
Attendance
ISS may recommend against the re-election of a director if there have been repeated absences (less than 75 percent attendance) at board and committee meetings that have not been suitably explained. This applies to all directors, not just those with multiple outside directorships.
Gender Diversity
The 2018 UK Corporate Governance Code notes that both appointments and succession plans should be based on merit and objective criteria and, within this context, should promote diversity of gender, social and ethnic backgrounds, cognitive and personal strengths.
ISS will generally recommend against the chair of the nomination committee (or other directors on a case-by-case basis) in the following cases:
•
The company is a constituent of the FTSE 350 (excluding investment companies) and the board does not comprise at least 33 percent representation of women, in line with the recommendation of the Hampton-Alexander Review
•
The company (excluding investment companies) is a constituent of any of the following, and there is not at least one woman on the board:
•
FTSE SmallCap;
•
ISEQ 20;
•
Listed on the AIM with a market capitalisation of over GBP 500 million.
•
Mitigating factors include:
•
Compliance with the relevant board diversity standard at the preceding AGM and a firm commitment, publicly available, to comply with the relevant standard within a year. In 2021 only, for FTSE 350 constituents, a public commitment to bring the composition of the board in line with the recommendations of the Hampton-Alexander Review by the following AGM will not result in a negative recommendation, regardless of the previous composition of the board.
•
Other relevant factors as applicable.
Remuneration
In cases where a serious breach of good practice is identified, and typically where pay issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may receive a negative voting recommendation.
Other resolutions
Where there is evidence of long-standing poor practice and the company seems unwilling to address shareholder concerns, then the analyst may choose to escalate the issue. Typically, this is achieved through a negative vote recommendation applied to the election or re-election of the board chair or a committee chair. Resolutions which take this approach are listed below:
•
Appointment of external auditors
•
Authorise board to fix remuneration of auditors
•
Board and committee composition
•
Remuneration policy and remuneration report
Other relevant issues
In addition to the above factors, ISS may recommend against due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:
•
Representatives of a controlling shareholder where no relationship agreement is in place
•
Board independence classification
•
Tenure
Controlling shareholders
Following changes to the UK Listing Rules in 2014 which apply to companies with a controlling shareholder, the election or re-election of an independent director must be approved by a normal ordinary resolution and separately approved by the minority shareholders. In general, both new applicants and existing listed companies must also have a written and legally binding relationship agreement with any controlling shareholder(s), if such an agreement is not in place, the Listing Rules provide that certain enhanced oversight measures would apply. Details of the relationship with the controlling shareholder should be disclosed to investors.
Board independence classification
ISS classifies a director as either an executive director or a non-executive director. Non-executive directors may be considered either independent or non-independent; an executive director is always considered to be non-independent.
The chair may be either a non-executive or an executive, although the designation of an executive chair could be interpreted negatively by investors as evidence of one individual combining leading the board with bearing some executive responsibility for the company's operations.
The independence of the non-executive directors is assessed on an ongoing basis, while the independence of the chair is assessed on appointment.
General Recommendation: Directors are assessed on a case-by-case basis, although a non-executive director is likely to be considered as non- independent if one (or more) of the issues listed below apply.
In line with the UK Corporate Governance Code:
•	Has been an employee of the company or group during the last FIVE years;
•
Has, or a connected person has had, within the last THREE years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company;

•
Has received or receives additional remuneration from the company apart from a director's fee, participates in the company's share option or performance-related pay schemes, or is a member of the company's pension scheme;

•	Has close family ties with any of the company's advisers, directors or senior employees;
•	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies; or
•	Represents a significant shareholder.
In addition:
•	Is attested by the board to be a non-independent non-executive director;
•	Is a former board chair;
•	Has a substantial personal shareholding of ≥ 1 percent ; or
•	Tenure (see next section).
Tenure
On tenure, one of the conditions the Code includes to determine independence is whether a director has served on the board for more than nine years from the date of his or her first election. ISS follows the Pensions and Lifetime Savings Association position that if a non-executive director has served concurrently with an executive director for over nine years, that director should no longer be deemed to be independent. If a non-executive director has served for fifteen years on the board, ISS considers their independence has been impaired.
The 2018 UK Corporate Governance Code states that the chair should not remain in post beyond nine years from the date of their first appointment to the board. The Code further states that this period can be extended for a limited time, particularly in those cases where the chair was an existing non- executive director on appointment, to facilitate effective succession planning and the development of a diverse board.
ISS will consider the re-election of the chair on a case-by-case basis, taking into account such factors as succession planning, diversity, and board independence, in addition to tenure.
Board and Committee Composition
General Recommendation: Generally vote against any non-independent non-executive director whose presence on the board, audit or remuneration committee renders the board or committee insufficiently independent, unless:
•
The company discloses details of how the issue of concern will be resolved by the next AGM.
Non-independent non-executive directors serving on the nomination committee are assessed on a case-by-case basis.
The re-election of a board chair who was not considered independent upon appointment (and who would not be considered independent on an ongoing basis) will be assessed on a case-by-case basis, taking into account the overall balance of the board and his/her committee responsibilities.
Discussion
ISS will typically support the election and re-election of non-independent directors to the board if the overall board and committee composition is in line with the Code's requirements and they do not sit on the audit and remuneration committees.
For all companies with a premium listing, in line with the Code, at least half the board excluding the chair should comprise non-executive directors determined by the board to be independent. The independence of the company chair is assessed on appointment. Following his/her appointment, the chair is considered separately to the other directors. The chair may sit on certain board committees as noted below, but ISS' policy is to expect a minimum level of representation of independent non-executives on the committees.
For companies in the FTSE 350, the audit committee should comprise at least three non-executive directors, and all members should be independent. The board chair should not be a member of the audit committee. The remuneration committee should also comprise at least three non-executive directors, and again, all members should be independent. In addition the board chair may also be a member of, but not chair, the remuneration committee if he or she was considered independent on appointment as chair. A majority of the nomination committee should be independent non-executive directors.
For companies outside of the FTSE 350, the same guidelines apply, except that the audit and remuneration committees may consist of two or more members.

If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the chair may receive a negative vote recommendation on his or her reappointment, given he or she retains overall responsibility for the board's corporate governance arrangements.
Combined Chair and CEO
General Recommendation: Generally vote against a director who combines the CEO and chair roles, unless:
•
The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation for a limited period of time.
Separation of these roles is a cornerstone of governance in the UK, and thus one person holding the roles of both chair and CEO is a serious breach of good practice. However, as recognised by the Pensions and Lifetime Savings Association, the temporary combination of the roles may be justified, for example when a chair “bridges the gap” between the departure of a CEO and the appointment of his or her successor. ISS would not usually recommend support for the election of a director to serve as a combined chair and CEO, but when the company provides an explanation which states that the company has adopted this arrangement in exceptional circumstances, this will be considered.
In some circumstances an executive chair may be considered to effectively combine the chair and CEO roles, notwithstanding the presence of another director on the board with the title CEO. In assessing this, ISS will pay close attention to the disclosures surrounding the split of responsibilities between the two individuals and their comparative pay levels.
Election of a Former CEO as Chair
General Recommendation: Generally vote against the election of a former CEO as chair, unless:
•
The company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.
The succession of the CEO to chair is a significant issue, acceptable only on rare occasions. The Pensions and Lifetime Savings Association notes that investors would expect confirmation that external search consultants had been engaged and that external candidates of at least equivalent stature had been considered. The complexity of the business is an insufficiently persuasive argument to justify this type of succession. Given the issues posed by a former CEO assuming the role of chair of the board, it is important for shareholder approval to be sought at the AGM coinciding with or following the appointment.
Contested Director Elections
General Recommendation: Assess contested director elections on a case-by-case, considering the following factors in particular:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors/nominees;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders; and
•
Whether minority or majority representation is being sought.
When analysing a contested election of directors, which may include the election of shareholder nominees or the dismissal of incumbent directors, ISS will generally focus on two central questions: whether the dissidents have proved that board change is warranted, and if yes, whether the dissident board nominees seem likely to bring about positive change and maximize long-term shareholder value.
3.
REMUNERATION

The ISS approach is aligned with the five remuneration principles for building and reinforcing long-term business success developed by the Pensions and Lifetime Savings Association in conjunction with a number of leading UK institutional investors, originally published in 2013. The principles state that:
•
Remuneration committees should expect executive management to make a material long-term investment in shares of the businesses they manage;
•
Pay should be aligned to the long-term strategy and the desired corporate culture throughout the organisation;
•
Pay schemes should be clear, understandable for both investors and executives, and ensure that executive rewards reflect returns to long-term shareholders;
•
Remuneration committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance; and
•
Companies and shareholders should have appropriately regular discussions on strategy and long-term performance.
While ISS' approach to remuneration is informed by the Pensions and Lifetime Savings Association's voting guidelines which contain the above principles, the Investment Association Principles of Remuneration, and The Directors' Remuneration Reporting Guidance produced by the GC100 and Investor Group, also influence the recommendations ISS makes, as does the remuneration section of the UK Corporate Governance Code. ISS supplements these outside sources with its own remuneration guidelines.
Discussion
Remuneration should motivate executives to achieve the company's strategic objectives, while ensuring that executive rewards reflect returns to long- term shareholders. Pay should be aligned to the long-term strategy, and companies are encouraged to use the statement by the chair of the remuneration committee to outline how their chosen remuneration approach aligns with the company's strategic goals and key performance indicators (KPIs). The remuneration committee should also closely examine the behaviour that the design of a remuneration package will promote.
A good performance target is aligned with company strategy, future direction, performance and shareholder value creation, without promoting or rewarding disproportionate risk-taking. Targets should be challenging but realistic and should closely reflect a company's ongoing business expectations. Where non-financial objectives are used as part of the performance conditions, ISS expects the majority of the payout to be triggered by the financial performance conditions. There should also be a clear link between the objectives chosen and the company's strategy.
Pay should not be excessive and remuneration committees should exercise due caution when considering pay increases. Any increases in total remuneration for executives should not be out of line with general increases at the company. Remuneration committees are discouraged from market benchmarking for pay reviews, unless it is applied infrequently (at no more than three-to-five year intervals) and then only as one part of an assessment of the remuneration policy. One-off pay awards to address concerns over the retention of an executive director have frequently been shown to be ineffective and are therefore not typically supported by ISS.
Many investors are concerned that remuneration has become too complex and question its effectiveness in motivating management. Thus, remuneration committees are encouraged to adopt simpler remuneration structures. In particular, the introduction of new share award schemes on top of existing plans is likely to be viewed sceptically. Remuneration arrangements should be clearly disclosed, and sufficient detail provided about the performance conditions adopted in order to allow shareholders to make their own assessment of whether they are appropriate. Bringing a remuneration policy into line with accepted good market practice should not be used as justification for an increase in the size of the overall package.
In 2016, the Executive Remuneration Working Group established by the Investment Association recommended that remuneration committees should have the flexibility to choose a pay structure which is appropriate for the company's strategy and business needs. This structure may be different to the salary/bonus/LTIP model typically followed by many UK companies. When forming a view on such arrangements, ISS will pay particular attention to the following points:
(1)
How far the proposals are consistent with the good practice principles set out in these voting guidelines;
(2)
The linkage between the proposals and the company's strategic objectives;
(3)
Whether or not the proposals have an appropriate long-term focus;
(4)
The extent to which the proposals help simplify executive pay; and

(5)
The impact on the overall level of potential pay. Any proposal which provides for a greater level of certainty regarding the ultimate rewards should be accompanied by a material reduction in the overall size of awards.
Investors expect that a company will work within its remuneration policy, and only seek approval to go outside the policy in genuinely exceptional circumstances. Seeking approval for awards outside the policy is likely to be viewed sceptically by investors. Boards must avoid rewarding failure or poor performance; for this reason ISS does not support the re-testing of performance conditions or the re-pricing of share options under any circumstances. Implementing a tax-efficient mechanism that favours the participants should not lead to increased costs for the company, including the company's own tax liabilities.
Engagement initiated by remuneration committees is expected to be in the form of a meaningful, timely and responsive consultation with shareholders prior to the finalisation of the remuneration package; it should not just be a statement of changes already agreed by the remuneration committee.
CRD-V
The Capital Requirements Directive limits the ratio between variable and fixed remuneration for certain key bank staff to 1:1, unless shareholders approve a higher ratio (up to a maximum of 2:1). This has previously applied to banks, however changes in CRD V provide for a wider scope which will include some investment firms. ISS will consider these remuneration policies in the context of its overall approach to assessing executive pay on a case-by-case basis.
Remuneration Policy
General Recommendation: Vote the resolution to approve the remuneration policy on a case-by-case approach, paying particular attention as to whether:
•
The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company's specific circumstances and strategic objectives;
•
The company's approach to fixed remuneration is appropriate, with a particular focus on the extent to which pension contributions are aligned with those available to the wider workforce, as recommended by the Code;
•
The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;
•
Increases to the maximum award levels for the LTIP and bonus have been adequately explained;
•
Performance conditions for all elements of variable pay are clearly aligned with the company's strategic objectives, with vesting levels and holding periods that are in line with UK good practice;
•
Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;
•
The shareholding requirement for executive directors is a minimum of 200 percent of base salary, with an appropriate post-employment shareholding requirement in place;
•
Service contracts contain notice periods of no more than twelve months' duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;
•
Non-executive directors do not receive any performance-related remuneration beyond their standard fees;
•
The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;
•
The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and
•
There are no issues in the policy which would be of concern to shareholders.
Where a policy contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.
The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas.

Policy component	Good market practice
The start and end date of the policy
The GC100 and Investor Group guidance states that investors are generally in favour of the remuneration policy coming into effect immediately following approval at the general meeting. It also notes that investors generally expect to see companies put forward their policy for approval every three years. ISS will consider the start date of each policy and its duration based upon the explanation provided by the company.

Base salaries
The remuneration committee should explain its policy for setting and reviewing salary levels. The GC100 and Investor Group guidance states that there is a requirement to disclose the maximum that might be paid. This must be explained in monetary terms or any other way appropriate to the company.

Benefits and pensions
Companies must describe the benefits provided to directors, which are expected to be in line with standard UK practice and which should not be excessive. The Code states that the pension contribution rates for executive directors, or payments in lieu, should be aligned with those available to the workforce. The Investment Association Principles state that for incumbent directors, “a credible plan” for achieving alignment with the majority of the workforce by no later than the end of 2022 should be disclosed, and without any compensation being awarded for this change.
ISS' position is that the pension arrangements for new joiners should be aligned with those of the wider workforce, and companies should actively disclose whether or not this is the case. For incumbent directors, companies should seek to align the contribution rates with the workforce over time, recognising that many investors in the UK will expect this to be accomplished in the near-term.
Companies must give a clear explanation of pension-related benefits, including the approach taken to making payments in lieu of retirement benefits or defined benefit arrangements. No element of variable pay should be pensionable.

Annual bonus
As set out in the Investment Association Principles, annual bonuses exist to reward contribution to the business during the year above the level expected for being in receipt of a salary. They should be clearly linked to business targets, ideally through the key performance indicators (KPIs) reported in the Strategic Report. Companies should explain the performance measures chosen.
The GC100 and Investor Group states that the maximum amount of the short-term incentive that might be earned must be disclosed as well as the amounts that could be paid for reaching certain thresholds or targets. ISS generally expects that the target bonus should typically be set at no more than 50 percent of the maximum bonus potential; any payout above this level at target should be supported by a sufficiently robust explanation.
In cases where a remuneration committee increases the maximum bonus opportunity, the performance targets should be made sufficiently more challenging to justify the additional reward that can be earned. Any increase in this limit from one policy period to another should be fully explained. ISS does not typically support uncapped bonus schemes.
Deferring a portion of the bonus into shares can create a greater alignment with shareholders, particularly where there is no long term incentive, although the introduction of deferral should not of itself result in an increase to the overall quantum of the bonus. Dividends may be credited on deferred bonus shares held during the deferral period, but no further dividends should be paid on undelivered shares or options after the end of the designated deferral period. Provisions to pay a guaranteed annual bonus will attract a negative vote recommendation.

Policy component	Good market practice
Long-term incentive plans (LTIPs)
In line with the Investment Association Principles, scheme and individual participation limits must be fully disclosed, and any change to the maximum award should be explained and justified. Any matching shares will be considered as part of the overall quantum. Firms should avoid operating multiple long-term schemes.
Performance periods longer than three years are encouraged. Share awards should be subject to a total vesting and holding period of five years or more, in line with the recommendations of the Code.
ISS does not typically support uncapped LTIPs. The fact that the remuneration committee will not be able to grant share awards higher than the limits set out in the remuneration policy is not a sufficient reason for removing individual limits from the rules of the relevant incentive scheme.
Performance conditions, including non-financial metrics where appropriate, should be relevant, stretching and designed to promote the long-term success of the company. The
Investment Association Principles state that comparator groups used for performance purposes should be both relevant and representative. Remuneration committees should satisfy themselves that the comparative performance will not result in arbitrary outcomes.
Vesting levels should generally be set at no more than 25 percent for threshold performance, however a more challenging vesting profile may be appropriate where LTIP awards represent large multiples of salary. When considering the vesting structure, ISS will take into account the stretch of the targets that have been applied and the positioning of salaries, as well as the overall quantum of the broader total remuneration package.
Vesting should not occur for below median performance.
Dividends relating to the duration of the performance period may be paid retrospectively on shares that the executive retains after the performance targets have been measured, but no dividends should be paid on any part of the award that lapsed. The practice of crediting dividend payments on undelivered shares or options after the end of the performance period or beyond a compulsory post-vesting holding period is opposed.

Malus and/or clawback
Malus means to forfeit some or all of a variable remuneration award before it has vested, while clawback allows the company to recover payments already made through the LTIP or annual bonus schemes. The Code states that schemes and policies should include provisions that would enable the company to recover and/or withhold sums or share awards and specify the circumstances in which it would be appropriate to do so. The
Pensions and Lifetime Savings Association advises that such provisions should not be restricted solely to material misstatements of the financial statements.

Good leavers
Where individuals choose to terminate their employment before the end of the service period, or in the event that employment is terminated for cause, the Investment
Association Principles suggest that any unvested options or conditional share-based awards should normally lapse.
In other circumstances of cessation of employment, some portion of the award may vest, but always subject to the achievement of the relevant performance criteria and with an appropriate reduction in award size to reflect the shortened period between grant and vesting. In general, the originally stipulated performance measurement period should continue to apply. However, where in the opinion of the remuneration committee, early vesting is appropriate, or where it is otherwise necessary, awards should vest by reference to performance criteria achieved over the period to date.

Change of control
The Investment Association suggests that scheme rules should state that there will be no automatic waiving of performance conditions in the event of a change of control. Any early vesting as a consequence of a change of control should take into account the vesting period that has elapsed at the time of the change of control, with a consequent reduction in the size of the awards which vest. ISS does not support special one-off payments to executives on a change of control event.

Policy component	Good market practice
Shareholding requirement (including post-cession)
The Pensions and Lifetime Savings Association argues for minimum shareholding guidelines of 200 percent of basic salary. Unvested holdings in share incentive plans do not count towards fulfilment of the requirement.
Since the publication of the 2018 UK Code, post-employment shareholding requirements have been widely adopted by UK companies. The Code states that the remuneration committee should develop a formal policy for post-employment shareholding requirements encompassing both unvested and vested shares.
Guidance from the Investment Association suggests that the post-employment shareholding requirement should apply for at least two years at a level equal to the lower of a) the shareholding requirement immediately prior to departure and b) the actual shareholding on departure, and that the remuneration committee should state the structures or processes it has in place to ensure that the post-employment shareholding requirements are maintained.

Executive directors' service contracts, including exit payments
In line with the position in the Code, executive directors should have service contracts in place with notice periods set at one year or less. If it is necessary to offer longer notice or contract periods to new directors recruited from outside, such periods should reduce to one year or less after the initial period. All termination payments should be subject to phased payment and mitigation.
Exit payments should be linked to the fixed pay due for the notice period, with no guaranteed entitlement to any unearned variable pay. The vesting of outstanding long-
term awards should be pro-rated for performance and time served as an executive .
Guidance from the Investment Association states that severance payments arising from poor corporate performance should not extend beyond fixed pay and benefits.

Arrangements for new joiners
The GC100 and Investor Group suggests that companies may wish to consider a statement that new directors will participate in short-term and long-term incentive plans on the same basis as existing directors. If companies wish to have the ability to make sign-on payments or awards, they must ensure the remuneration policy covers such arrangements. When describing their sign-on policies, companies must disclose the type of awards that could be made, the potential use of performance criteria and holding periods, and any application of recovery or withholding policies. The potential to offer sign-on payments or awards should not be open-ended. Remuneration of this nature should be subject to specific caps.
Where remuneration committees offer buy-out awards to compensate executives for awards foregone at their previous employer, the cost is expected to be kept to a minimum and not exceed the realistic value of rewards forfeited by changing employer.
Remuneration policies will be opposed if the door is left open to potential “golden hellos” or other non-performance related awards which do not clearly align with shareholders' interests.

Discretion
Recognising that payments cannot be made outside of the framework voted on by shareholders, there is a balance to be found between a committee having scope to make appropriate changes within the policy, and a committee having broad flexibility to go outside the standard policy in certain circumstances. The GC100 and Investor Group guidance advises against including a general statement that the remuneration policy may be amended at the complete discretion of the remuneration committee. ISS will recommend a vote against any policy which gives the remuneration committee the ability to make open-ended changes to the policy, or where the policy does not operate within fixed overall limits.

Policy component	Good market practice
Non-executive director pay
Additional remuneration, other than fees, including participation in a share option scheme, pension scheme and/or performance related pay is likely to impair a NED's independence, and for that reason it is usually looked upon unfavourably by ISS.

All-employee schemes
ISS generally supports all-employee schemes, such as Save As You Earn (SAYE)
schemes and Share Incentive Plans
(SIPs) as a way of promoting employee ownership. ISS follows the Investment
Association position that if newly issued shares are utilised, the overall dilution limits for share schemes should be complied with.

Remuneration Report
General Recommendation: Vote the resolution to approve the remuneration report on a case-by-case approach, where relevant taking into account the European Pay for Performance model4 outcomes with the qualitative review of a company's remuneration practices, paying particular attention as to whether:
•
Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;
•
The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;
•
Performance targets are measured over an appropriate period and are sufficiently stretching;
•
Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;
•
Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;
•
Any special arrangements for new joiners were in line with good market practice;
•
The remuneration committee exercised discretion appropriately; and
•
There are no issues in the report which would be of concern to shareholders.
Where the report contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a “For”, whereas a single, serious deviation may be sufficient to justify an ‘Against” vote recommendation.
The remuneration report serves as a way for shareholders to make their views known on the company's pay practices during the year under review, and the extent to which these were compliant with the remuneration policy as approved by shareholders. The elements of the report which ISS considers are described in more detail in the following section.

4 Definition of Pay-for-Performance Evaluation:
ISS annually conducts a pay-for-performance analysis to measure alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:
◼
Peer Group Alignment:
✔
The degree of alignment between the company's annualised TSR rank and the CEO's annualised total pay rank within a peer group, each measured over a three-year period.
✔
The multiple of the CEO's total pay relative to the peer group median.
◼
Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualised TSR during the period.

Report component	Good market practice
Base salaries, benefits and pensions
Remuneration committees are required to justify salary levels and increases in basic salary with reference to their remuneration policy.
Annual increases in salary are expected to be low and in line with general increases across the broader workforce. Post-freeze 'catch-up' salary increases or benchmarking-
related increases are not generally supported. Exceptions may be made for promotions, increases in responsibilities and new recruits to the board. Changes in pay levels should take into account the pay and conditions across the company.
The Investment Association Principles advise that where remuneration committees seek to increase base pay, salary increases should not be approved purely on the basis of benchmarking against peer companies.
Pension contribution payments for executives should be clearly disclosed. Any compensation to executives for changes in the tax treatment of pensions is not considered to be acceptable.The Investment Association Principles note that any benefits relating to the relocation of an executive should be disclosed at the time of appointment. Where these benefits are deemed necessary, they should be in place for a limited period, which is disclosed to shareholders. Each element of any relocation benefits should be detailed in the remuneration report.

Annual bonus
The annual bonus earned for the year under review should be explained in a fashion which allows shareholders to clearly link performance with pay. Any increases in the maximum from one year to the next should be explicitly justified. The lowering of targets should generally be accompanied by a reduction in the bonus potential.
ISS will normally recommend a vote against a remuneration report where bonus targets are not disclosed. Targets for both financial and non-financial objectives should be presented in an appropriate level of detail, preferably with a full target range (e.g.
threshold, target and maximum) set out. It is now standard market practice for such disclosure to be provided immediately following the reporting year. If a remuneration committee believes that bonus target disclosure – even on a retrospective basis – is difficult for reasons of commercial sensitivity, it should explain the rationale for its decision, when such considerations will fall away and provide a commitment to disclosure at that time. Any company choosing to disclose one or more years in arrears would be out of step with wider market practice and may attract a negative vote recommendation
The payment of a ‘one-off’ special bonus is likely to attract a negative vote recommendation. ISS will not typically support transaction-related bonuses.

Long-term incentive plans (LTIPs)
Under the resolution to approve the remuneration report, ISS considers both the LTIP awards granted and those vested or lapsed during the year under review.
When assessing the awards which vested, the Investment Association Principles advise that remuneration committees should ensure that the result does not produce outcomes that are out of line with the overall performance of the company, its future prospects or the experience of its shareholders over the performance period. The definition of any performance measurement should be clearly disclosed.
For awards granted in the year under review, the Investment Association Principles note that companies should disclose the potential value of awards due to individual scheme participants on full vesting, expressed by reference to the face value of shares or shares under option at point of grant, and expressed as a multiple of base salary.
When there has been a material decline in a company's share price, remuneration committees should consider reducing the size of LTIP awards at the time of grant.
The lowering of targets should generally be reflected in a reduction of the amount that can vest and, similarly, any increase in award size should be linked to more challenging targets.

Report component	Good market practice
Dilution limits
The operation of share incentive schemes should not lead to dilution in excess of the limits acceptable to shareholders. ISS supports the limits recommended as good practice by the Investment Association.
The rules of a scheme must provide that commitments to issue new shares or to re-issue treasury shares, when aggregated with awards under all of the company's other schemes, must not exceed 10 percent of the issued ordinary share capital, adjusted for share issuance and cancellation, in any rolling 10 year period.
Commitments to issue new shares or re-issue treasury shares under executive
(discretionary) schemes should not exceed 5 percent of the issued ordinary share capital of the company, adjusted for share issuance and cancellation, in any rolling 10 year period.

Any exit payments to departing directors
Exit payments to departing directors should not go beyond those to which the director is entitled under the terms of his or her service contract or the rules of the relevant incentive schemes. Ex gratia or special payments on termination are not supported. “Good leaver”
treatment should only apply to those who are genuinely good leavers. Appropriate pro-
rating should be applied to outstanding long- term share awards.
In general, formal notice should be served no later than the day on which the departing executive's leaving date is agreed. If a company chooses not to serve notice at this time, it should explain its reasoning for this in the subsequent remuneration report.

Arrangements for new joiners
For new joiners, where an executive is appointed at an 'entry-level' salary-point which the remuneration committee expects to increase to a higher level once the individual has proved him or herself in the role, the roadmap for increases should be disclosed at the time of appointment. In general, ISS does not support special awards for new joiners (e.g.
sign-on bonuses or one-off share awards) except in exceptional situations and only if accompanied by an appropriate explanation.
Pay for new joiners during a year should match the period of the year for which they served.

The pay of the NEDs
Any increases to NED pay during the year under review will be considered alongside pay increases to executive directors and the broader workforce. The fees payable to NEDs should not be excessive relative to similarly-sized companies in the same sector.

The company's disclosure as to the use of remuneration consultants
The annual remuneration report must name any person who provided material advice or services to a relevant committee in the reported year, and set out additional details in respect of some of them. The GC100 and Investor Group suggest these persons may include principal internal providers of material advice and services, remuneration consultants or external lawyers who provided any material advice other than advice on compliance with the relevant legislation.

Discretion
In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company.
The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements.
It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

Approval of a new or amended LTIP
General Recommendation: Vote the resolution to approve a new or amended LTIP on a case-by-case approach, paying particular attention as to whether:
•
The LTIP is aligned with the company's strategy, is not over-complex and fosters an appropriately long-term mindset;
•
The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
•
Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
•
The maximum payout is capped;
•
The LTIP is in line with the current remuneration policy;
•
Change of control, good leaver and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
•
The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
•
The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share- capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
•
There are no issues with the plan which would be of concern to shareholders.
Where the plan contains multiple areas of non-compliance with good practice, the vote recommendation will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall recommendation of a ‘For”, whereas a single, serious deviation may be sufficient to justify an “Against” vote recommendation.
The Investment Association Principles emphasise that all new incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. When a new or amended LTIP is presented to shareholders for approval, ISS considers the points listed above, plus others which are relevant to the specific plan. Relevant issues are discussed in more detail in the earlier sections on the remuneration policy and report.
4.
CAPITAL STRUCTURE
Authorise Issue of Equity with and without Pre-emptive Rights
General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:
•
The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
•
The routine authority to disapply pre-emption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.
ISS will generally support resolutions seeking authorities in line with the Investment Association's Share Capital Management Guidelines and the Pre- Emption Group Statement of Principles5. ISS will support an authority to allot up to two-thirds of the existing issued share capital, providing that any amount in excess of one-third of existing issued shares would be applied to fully pre-emptive rights issues only.
Under the Pre-Emption Group Principles, the routine authority to disapply pre-emption rights should not exceed more than 5 percent of ordinary share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period. Companies can seek shareholder approval for an authority up to 10 percent, provided that any amount in excess of the standard 5 percent is to be used only for purposes of an acquisition or a specified capital investment. A company which receives approval for an authority of this nature but is then subsequently viewed as abusing the authority in a

5 http://www.pre-emptiongroup.org.uk/getmedia/655a6ec5-fecc-47e4-80a0-7aea04433421/Revised-PEG-Statement-of-Principles-2015.pdf.aspx manner not in line with Pre-emption Group Principles - for example, by issuing shares up to 10 percent for purposes other than set out in the guidelines or by using a cash-box structure6 to issue more than the authority approved at the previous
AGM - is likely to receive a negative recommendation on the share issuance authorities at the following AGM.
In line with the Pensions and Lifetime Savings Association guidelines, the authority to issue shares and the authority to disapply pre-emption rights should not be bundled together, or with any other voting issue. It is good practice, in terms of duration, for the authorities to require renewal at the following year's AGM.
Authorise Market Purchase of Ordinary Shares
General Recommendation: Generally vote for the resolution to authorise the market purchase of ordinary shares, unless:
•
The authority requested exceeds the levels permitted under the Listing Rules; or
•
The company seeks an authority covering a period longer than 18 months.
AGM agendas routinely include a resolution allowing companies to make market purchases of their shares. ISS will usually support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.
Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. ISS recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, ISS will support a five- year authority if, in practice, the company has a history of reverting to shareholders annually.
5.
OTHER ITEMS
Mergers and Acquisitions
General Recommendation: Vote mergers and acquisitions on a case-by-case basis, taking into account the factors of valuation, market reaction, strategic rationale, conflicts of interest and governance.
When evaluating the merits of a proposed acquisition, merger or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
Factor	Approach
Valuation
Is the value to be received by the target shareholders, or paid by the acquirer, reasonable?
While the fairness opinion, where one is provided, may provide an initial starting point for assessing the appropriateness of the valuation, ISS places particular emphasis on the offer premium, market reaction and strategic rationale in the analysis.

Market reaction	How has the market responded to the proposed deal? A negative market reaction will be viewed with caution.
Strategic rationale
Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

6 A “cash box” structure refers to a method of raising cash from the issue of equity securities for non-cash consideration through the acquisition of a special purpose vehicle whose principal asset is cash.

Factor	Approach
Conflicts of interest
Are insiders benefiting from the transaction disproportionately and inappropriately as compared to outside shareholders? ISS will consider whether any special interests may have influenced these directors to support or recommend the merger.

Governance
Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues, such as valuation, outweigh any deterioration in governance.

Related-Party Transactions
General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPT), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors, where provided;
•
The views of an independent financial adviser, where appointed;
•
Whether any entities party to the transaction, including advisers, are conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
In the UK, under the Listing Rules the listed company must obtain the approval of its shareholders for certain transactions either beforehand or, if the transaction is conditional on that approval, before it is completed. The company must ensure that the related party does not vote on the relevant resolution, and should take all reasonable steps to ensure that the related party's associates do not vote on the relevant resolution.
The Pensions and Lifetime Savings Association notes that concerns may arise if the transaction does not seem to be subject to proper oversight, is not undertaken on fully commercial terms in the normal course of business, or the company has not clearly explained how the transaction is in the interests of the company and all shareholders.
Mandatory Takeover Bid Waivers
General Recommendation: Generally vote against mandatory takeover bid waivers.
The mandatory bid requirement, as contained in Rule 9 of the Takeover Code, seeks to prevent “creeping acquisitions” and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts further to the large shareholder.
When the issue of new securities as consideration for an acquisition or a cash subscription would otherwise result in the controlling shareholder being obliged to make a general offer, the Takeover Panel will normally waive the obligation if there is an independent vote at a shareholders’ meeting. Waivers are usually sought where a company proposes to institute a share buyback programme in which a large investor or concert party does not intend to participate.
In line with the Pensions and Lifetime Savings Association, ISS will usually recommend a vote against Rule 9 waivers.
Reincorporation Proposals
General Recommendation: Vote reincorporation proposals on a case-by-case basis.
When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health and competitive position more than the anticipated negative consequences of incorporating in another country. However, reincorporation in a country with less stringent disclosure requirements or corporate governance provisions may be perceived as an attempt by management to lessen accountability to shareholders. In such cases, ISS may recommend voting against the proposal.
Authorise the Company to Call a General Meeting with Two Weeks' Notice
General Recommendation: Generally vote for the resolution to authorise the company to call a general meeting with 14 days' notice if the company has provided assurance that the authority will only be used when merited. An appropriate use of the authority is in circumstances where time is of the essence.

Before the implementation of the EU Shareholder Rights Directive, companies were able to hold general meetings on 14 days' notice in line with the Companies Act 2006; however, since the Directive increased the minimum notice period to 21 days, shareholder authority must first be granted to opt out of the requirement.
Companies are expected to give as much notice as is practicable when calling a general meeting, with the additional flexibility afforded by this authority only being used in limited and time-sensitive circumstances where it would clearly be to the advantage of shareholders as a whole. ISS will generally support these resolutions, if the company has provided assurance that the shorter notice period would only be used when merited. Companies which have used this authority inappropriately by calling short-notice general meetings which are not obviously time-sensitive can expect future requests to be viewed sceptically when they attempt to renew this authority in future years. ISS may recommend against the authority at the next AGM in such cases.
Authorise EU Political Donations and Expenditure
General Recommendation: Generally vote for the resolution to authorise EU political donations and expenditure, unless:
•
The company made explicit donations to political parties or election candidates during the year under review;
•
The duration of the authority sought exceeds one year and the company has not clarified that separate authorisation will be sought at the following AGM should the authority be used; or
•
No cap is set on the level of donations.
Companies which have no intention of making donations to political parties or incurring obvious political expenditure may consider it prudent to seek shareholder approval for certain types of donation or expenditure which might be considered to fall within the broader definition of ‘political’ under the Companies Act 2006.
Shareholder Proposals (ESG)
ISS applies a common approach globally to evaluating social and environmental proposals, which cover a wide range of topics including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case , examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
6.
SMALLER COMPANIES
ISS applies its smaller companies approach to companies which are members of the FTSE Fledgling index, those listed on AIM and other companies which are not widely-held. Further information can be found on Page 6 of this document. The approach is largely in line with the core policy, with the exceptions identified below.
Accept Financial Statements and Statutory Reports
General Recommendation: Generally vote for approval of financial statements and statutory reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or

•
There has been an accounting fraud or material misstatement during the year.
As stated in the core policy for this resolution, the overall quality of disclosure will also be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote recommendation. Other minimum disclosure requirements include:
•
The identity of all the directors, their board roles, committee memberships and independence classification;
•
List of major shareholders;
•
Attendance at board and committee meetings; and
•
Details of compliance against a “recognised corporate governance code” (as required by the AIM Rules).
In addition, where no appropriate resolution to target an investor's specific concern is on the ballot, ISS may recommend a vote against this resolution. Specific concerns include:
•
Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re- election)
•
Absence of regular re-election for all directors (once every three years at a minimum); and
•
Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).
Concerns raised in the first year may not lead to a negative vote recommendation; this is more likely in the event of repeated concerns identified over a number of years.
Authorise Board to Fix Remuneration of Auditors
General Recommendation: Generally vote for proposals authorizing the board to fix the fees payable to the external auditors, unless:
•
Fees for non-audit services routinely exceed standard audit-related fees.
Where the ratio of non-audit fees to audit fees has been over 100 percent for more than one year, and the company appears unwilling to address the issue, ISS may recommend a vote against the remuneration of the external auditors. In addition, the chair of the audit committee is likely to receive a negative voting recommendation when he or she is next standing for re-election.
Director Elections
General Recommendation: Generally vote for the election or re-election of directors, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
•
There are specific concerns about the individual, such as his/her ability to commit sufficient time to the role.
Board independence classification
In addition to the conditions stated in the main policy, a non-executive director of a smaller company is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 percent.
Discussion
The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. A non-executive director of an AIM or ISDX company, who formerly served as board chair, may still be considered independent.
See also the sections on Overboarding and Gender Diversity, which apply to smaller companies.
The award of share options, the receipt of additional remuneration from the company apart from a director's fee, or participation in performance-related pay schemes, can result in the independence of NEDs being impaired. Options will not impact upon a NED's independence if the quantum is not considered to be material and if the company has a policy of no longer granting options to non-executives.

Board and Committee Composition
The requirements for FTSE Fledgling companies are the same as for FTSE SmallCap companies, as set out in the core policy. This means that at least half the board, excluding the chair, should comprise non-executive directors determined by the board to be independent. The audit and remuneration committees should be fully independent, and should include a minimum of two independent non-executives. The majority of the members of the nomination committee should be independent.
The chair may sit on the remuneration committee (but not the audit committee) provided that he/she was considered independent on appointment as chair.
For companies listed on AIM, and for other UK companies which are not a member of the FTSE All Share or FTSE Fledgling indices and in line with the QCA Code, the audit and remuneration committees should include independent non-executive directors only, and half the members of the nomination committee need to be independent.
For all companies, executive directors should not serve on the audit or remuneration committees. If there is evidence of long-running, systemic issues around board and committee composition which the company seems unable or unwilling to address, the board chair may receive a negative vote recommendation on his or her reappointment, given he/ she retains overall responsibility for the board's corporate governance arrangements.
Election of a Former CEO as Chair
Similar to the core policy, ISS may recommend a vote against the election of a former CEO as chair, unless the company can provide a strong justification as to why this non-standard governance arrangement is appropriate for their specific situation and for a limited period of time.
Authorise Issue of Equity without Pre-emptive Rights
General Recommendation: Generally vote for a resolution to authorise the issuance of equity, unless:
•
The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
•
The routine authority to disapply pre-emption rights exceeds 10 percent of the issued share capital in any one year.
Remuneration Policy Resolutions
General Recommendation: When assessing remuneration policy resolutions, a negative vote recommendation would be considered if any of the following applied:
•
Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months' notice;
•
Vesting of incentive awards is not conditional on the achievement of performance hurdles;
•
Re-testing is allowed throughout the performance period; or
•
There are any other serious issues with the policy when measured against good market practice.
Remuneration Report Resolutions
General Recommendation: When assessing remuneration report resolutions, a negative vote recommendation would be considered if any of the following applied:
•
Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
•
NEDs have received performance-related pay during the year under review;
•
Options have been re-priced during the period under review;
•
Re-testing is allowed throughout the performance period;
•
Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
•
There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect a NED's independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.
FTSE Fledgling companies are covered by the same remuneration reporting requirements which apply to companies in the FTSE All Share index. They are required by law to seek shareholder approval for a binding remuneration policy at least once every three years, and must also present their remuneration report to shareholders every year on an advisory basis. By contrast, companies listed on AIM are not required to provide shareholders with a vote on the remuneration report or the remuneration policy, although some do on a voluntary basis. An AIM-listed company which submits its remuneration report for shareholder approval (but not its remuneration policy) will be assessed on the basis of all the issues identified in both the remuneration policy and remuneration report sections above.
7.
INVESTMENT COMPANIES
Investment companies are pooled investment vehicles such as closed-ended investment trusts, venture capital trusts, and real estate investment trusts that operate as funds, among others. These companies differ significantly in terms of structure from the majority of companies covered by the UK and Ireland policy because they generally have: (i) a board comprising of non-executive directors (NEDs) who are responsible for safeguarding shareholder interests; and (ii) an investment manager (either a person or an organization) who is responsible for the company's portfolio.
The majority of investment companies are externally-managed, but some are internally-managed or self-managed. This means that they do not have third party investment managers, and instead have a managing director (normally a board member) who is responsible for investment decisions.
The voting guidelines formerly issued by the NAPF (now the PLSA) for investment companies are the historic source of our voting guidelines for investment companies and broadly continue to act as the basis of our benchmark recommendations. These guidelines also refer to the key principles of the AIC Code.
Director Elections
General Recommendation: Generally vote for the election or re-election of directors, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
The board fails to meet minimum corporate governance standards – please see the following sections on independence classification and board and committee composition for details of how this is interpreted in practice; or
•
There are specific concerns about the individual, such as their ability to commit sufficient time to the role.
Board independence classification
In addition to the conditions stated in the main policy, the non-executive director of an investment company is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 percent providing the investment company is a constituent of the FTSE All-Share index.
Also, the non-executive director of a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.
At investment companies, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote recommendation would over time be applied to the chair's re-election.
Board and committee composition
Whether executive directors are present or not, at least half of the board should comprise independent NEDs.
The audit committee should include independent NEDs only. The remuneration committee should comprise a majority of independent NEDs when no executive directors are present and independent NEDs only when executive directors are present. At least half of the members of a nomination committee should be independent.
The chair may sit on all committees provided that he or she continues to be considered independent, but should not chair the audit or remuneration committees.

The AIC Code recommends that management engagement committees should be established, consisting solely of directors independent of the manager or executives of self-managed companies, which should review the manager’s performance and contractual arrangements annually and for any resulting decisions to be disclosed in the annual report.
Authorise Issue of Equity without Pre-emptive Rights
General Recommendation: Generally vote for a resolution to authorise the issuance of e equity if there is a firm commitment from the board that shares would only be issued at a price at or above net asset value7. Otherwise, generally vote for a resolution to authorise the issuance of equity, unless:
•
The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or
•
The routine authority to disapply pre-emption rights exceeds 5 percent of the issued share capital in any one year.
Share issuance proposals which involve the issue of C shares will be considered using the above guidance.
Remuneration
Remuneration resolutions are typically not contentious at externally-managed investment companies. For internally-managed trusts which include executive directors on the board, ISS considers remuneration resolutions using the guidance set out under the smaller companies policy (see previous section).
Continuation of Investment Company
General Recommendation: Generally vote the continuation resolution as described below:
•
ISS will vote for when the board has tabled the resolution to comply with the requirement in the company’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern;
•
If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, ISS will consider the issues on a case-by-case basis.
8.
APPENDIX
Good practice guidance referenced in this policy
The following documents are referred to in this document, and are listed here in alphabetical order with the year of publication included where relevant:
The AIC Code of Corporate Governance (2019)
https://www.theaic.co.uk/aic-code-of-corporate-governance-0
Executive Remuneration Working Group Final Report (2016)
https://www.theia.org/sites/default/files/2019-05/ERWG%20Final%20Report%20July%202016.pdf
The GC100 and Investor Group Directors' Remuneration Reporting Guidance (2019)
http://uk.practicallaw.com/groups/uk-gc100-investor-group
Hampton-Alexander Review (2019)
https://ftsewomenleaders.com/wp-content/uploads/2019/11/HA-Review-Report-2019.pdf
The Investment Association Principles of Remuneration (2021)
https://www.ivis.co.uk/media/ 13885 /principles-of-remuneration- 2021 .pdf
The Investment Association Share Capital Management Guidelines (2016)
https://www.ivis.co.uk/media/12250/Share-Capital-Management-Guidelines-July-2016.pdf
The ISS Global Principles on Executive and Director Compensation
https://www.issgovernance.com/file/policy/active/emea/Europe-Voting-Guidelines.pdf

7 LR 15.4.11 prohibits closed-ended investment funds with a premium listing from issuing shares below NAV without shareholder approval. For the avoidance of doubt, ISS will require an explicit confirmation from the company that shares would only be issued at or above the prevailing NAV per share.

The ISS Global Voting Principles
http://www.issgovernance.com/policy-gateway/iss-global-voting-principles/
Pensions and Lifetime Savings Association Corporate Governance Policy and Voting Guidelines (2020)
https:// www.plsa.co.uk/Portals/0/Documents/Policy-Documents/2020/PLSA-Stewardship-Guide-and-Voting-Guidelines-180220.pdf
The Pre-Emption Group – Disapplying Pre-emption Rights – A Statement of Principles (2015)
https://www.frc.org.uk/medialibraries/FRC/FRC-Document-Library/Preemption%20Group/Revised-PEG-Statement-of-Principles-2015.pdf
The Quoted Companies Alliance Corporate Governance Code for Small and Mid-Size Quoted Companies (2018)
https://www.theqca.com/shop/guides/143861/corporate-governance-code-2018-downloadable-pdf.thtml
Hermes EOS, NAPF & others - Remuneration Principles for Building and Reinforcing Long-Term Business Success (2013) https://www.plsa.co.uk/portals/0/Documents/0351_3_remuneration_principles_for_building_and_reinforcing% 20_longterm_business_success_nov2013.pdf
The UK Corporate Governance Code (2018)
https://www.frc.org.uk/document-library/corporate-governance/2018/uk-corporate-governance-code
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Singapore

Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2020
www.issgovernance.com

1.
OVERVIEW
Singapore companies are required to provide meeting notices at a minimum of 14 days before the meeting while accounts presented at the AGM shall be made up to a date of not more than four months before the AGM.
•
Approval of financial statements and statutory reports;
•
Dividend distribution;
•
Election of directors;
•
Approval of remuneration of directors;
•
Auditor appointment and approval of auditor remuneration;
•
Capital raising requests;
•
Compensation proposals.
Other items that may be submitted for shareholder approval include:
•
Debt issuance requests;
•
Amendments to articles of associations;
•
Related-party transactions;
•
Mergers and acquisitions.
Policies in this document are presented in the order that generally appears on the ballot.
2.
OPERATIONAL ITEMS
Approval of Financial Statements and Statutory Reports
General Recommendation: Vote for approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Dividend Distribution
General Recommendation: Generally vote for approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•
The payout is excessive given the company's financial position.
3.
BOARD OF DIRECTORS
Voting for Director Nominees in Uncontested Elections
General Recommendation: Generally vote for the re/election of directors, unless:
Independence:
•
The nominee has been a partner of the company's auditor within the last three years, and serves on the audit committee;
•
Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors1;
•
The nominee2 is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is less than majority independent under the following scenarios:
•
The chairman and the CEO are the same person;
•
The chairman and the CEO are immediate family members3;
•
The chairman is part of the management team; or
•
The chairman is not an independent director.

1 Not applicable if the lack of board independence is due to the immediate retirement, abrupt resignation, or death of an independent non-executive director, provided that the company mentioned or announced a definite timeline of up to three months for the appointment of a new independent non-executive director to have adequate level of board independence.
2 Except for directors newly-appointed to the committee or who served on the committee for a partial year, who are considered on a case-by-case.

•
The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
•
The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.
When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:
•
The nominee is an executive director;
•
The nominee is a non-independent chairman of the board.
Under the ISS Classification of Directors, an independent non-executive director shall be considered non-independent if such director serves as a director for more than nine years, and the company fails to disclose the reasons why such director should still be considered independent, or where such reasons raise concerns regarding the director's true level of independence.
Composition:
•
The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
•
Medical issues/illness;
•
Family emergencies;
•
The director has served on the board for less than a year;
•
Conflict of interest in the resolution(s) to be discussed in the board or committee meeting; and
•
Missing only one meeting (when the total of all meetings is three or fewer).
•
The nominee sits on more than six 4 public company boards.
In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.
Accountability:
Problematic Audit-Related Practices
Generally vote against all members1 of the audit committee up for reelection if:
•
The non-audit fees paid to the auditor are excessive; or
•
The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year.
Governance Failures
Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight (including, but not limited to, environmental, social, and climate change issues), or fiduciary responsibilities at the company;
•
Failure to replace management as appropriate; or
•
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Classification of Directors
Executive Director
•	Employee or executive of the company or a wholly-owned subsidiary of the company;

3 “Immediate family members” refer to the person's spouse, child, adopted child, step-child, sibling and parent.
4 A commitment to reduce the number of boards to six or fewer by the next annual meeting will be considered. The commitment would need to be disclosed prior to the AGM in the relevant meeting materials, such as the meeting notice, circular, or annual report.

Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest- paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a shareholder of the company;
•	Any director who is also an employee or executive of a significant[1] shareholder of the company;
•	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant [1] shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
•
Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•
Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the latest fiscal year in excess of USD
10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[5]);

•	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chairman of the company;
•	Relative[3] of a current employee or executive of the company or its affiliates;
•	Relative[3] of a former employee or executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee or executive;
•	Former employee or executive (five-year cooling off period);
•
Directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•	No material[2] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non- independent NED).
Footnotes:
[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.
[2] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-
children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/
financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/
audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, including election of shareholder nominees or the dismissal of incumbent directors.
For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.
The major decision factors are:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors/nominees;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed.
When analyzing proxy contests/shareholder nominees, ISS focuses on two central questions:
(1)
Have the dissidents proved that board change is warranted? and
(2)
If so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?
4.
REMUNERATION
Directors Fees
General Recommendation: Generally vote for resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies of similar size.
Equity Compensation Plans
General Recommendation: Generally vote for an equity-based compensation plan unless:
•
The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels for all outstanding schemes of up to 10 percent if each individual plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. In addition, ISS will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

•
The plan permits options to be issued with an exercise price at a discount to the current market price; or
•
Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.Equity awards granted or taken in lieu of cash fees generally would not be considered discretionary awards.
5.
AUDIT
General Recommendation: Vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:
•
There are serious concerns about the accounts presented or the audit procedures used;
•
The auditor is being changed without explanation; or
•
The non-audit fees exceed half the total fees paid to the external auditor in the latest fiscal year without satisfactory explanation.
Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the most recent fiscal year, ISS will ordinarily not recommend support for the reappointment of the audit firm. In circumstances where non-audit fees include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees for purposes of determining whether non-audit fees are excessive.
6.
SHARE ISSUANCE REQUESTS
General Issuance Requests
General Recommendation: For companies listed on the Mainboard of the Singapore Exchange, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.
For companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights.
Discussion
The listing manual of the SGX allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital for issuance with preemptive rights and 20 percent without preemptive rights for Mainboard-listed companies and 100 percent with preemptive rights and 50 percent without preemptive rights for Catalist-listed companies. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small.
General Issuance Requests – Real Estate Investment Trusts
General Recommendation: Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.
For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.
Specific Issuance Requests
General Recommendation: For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a case-by-case basis.

Share Repurchase Plans
General Recommendation: Generally vote for resolutions authorizing the company to repurchase its own shares, unless:
•
the premium over the average trading price of the shares as implied by the price limit for on-market repurchases exceeds 5 percent; or
•
the premium over the average trading price of the shares as implied by the price limit for off-market repurchases exceeds 20 percent.
Discussion
These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company’s articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an “equal access scheme” designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.
7.
ARTICLES AND BYE-LAW AMENDMENTS
General Recommendation: Vote case-by-case on proposed amendments to the Articles and Bye-Laws based on the details of the proposed amendments provided by the company.
In the absence of adequate information that would specify the details of proposed amendments, generally vote against:
•
The proposed amendments;
•
The adoption of new Articles of Association; or
•
The replacement of the current constitutional document.
Vote case-by-case on the adoption of new constitutional document with no previous reference.
8.
RELATED-PARTY TRANSACTIONS
General Recommendation: Generally vote for mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.
Discussion
Singapore’s related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country’s related- party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company’s business.
9.
CAPITAL
Debt Issuance Requests
General Recommendation: Vote case-by-case on non-convertible debt issuance requests, with or without preemptive rights.

Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity-issuance requests.
Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
In evaluating debt-related proposals, the following factors will be considered:
•
Rationale/use of proceeds - Why does the company need additional capital? How will that capital be used?
•
Terms of the debts - Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.
•
Size - At a minimum, the size of the debt issuance/potential borrowing should be disclosed.
•
The company’s financial position - What is the company’s current leverage and how does that compare to its peers?
•
The risk of non-approval - What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?
A distinction will be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity. For specific debt issuances or pledging of assets, while the above factors will be examined, in general a vote for these proposals will be warranted if:
•
The size of the debt being requested is disclosed;
•
A credible reason for the need for additional funding is provided;
•
Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and
•
There are no significant causes for shareholder concern regarding the terms and conditions of the debt.
So long as the proposal meets the above conditions, a vote for will be warranted even if the company has a high level of debt or the proposed issuance could result in a large increase in debt. A vote against will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.
Where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:
•
The proposed maximum amount is more than twice the company’s total debt;
•
It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and
•
The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.
When the above conditions are met, the proposed increase in debt may be considered excessive, and thus the proposal may warrant an against vote. If we do not have data regarding the normal level of debt in that particular industry or market, only the company-specific information will be considered.
10.
MERGERS & ACQUISITIONS
General Recommendation: Vote case-by-case on mergers and acquisition, taking into consideration of following factors:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.
•
Governance - Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
11.
SOCIAL AND ENVIRONMENTAL ISSUES
Issues covered under the policy involve a wide range of topics, including consumer and product safety, environment and energy, labour covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
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Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2021
Published November 19, 2020
www.issgovernance.com

Coverage Universe
This document applies to all Latin American markets (excluding Brazil which has a separate market policy) as well as certain companies incorporated in “Tax Haven” markets. Tax Haven markets covered under this policy may include the following: Anguilla, Antigua/Barbuda, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Liberia, Marshall Islands, Mauritius, Panama, UK Virgin Islands, and the US Virgin Islands. (Companies incorporated in these markets that are listed in the U.S. are generally evaluated under U.S. guidelines, except those considered Foreign Private Issuers (FPIs) by the SEC, and thus exempt from most listing and disclosure requirements, and are subject to guidelines based on minimal governance standards under ISS' FPI Policy or, otherwise, guidelines for the relevant regional or market policy.)
1.
OPERATIONAL ITEMS
Financial Results/Director and Auditor Reports
General Recommendation: Vote for the approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
General Recommendation: Vote for the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the procedures used by the auditor;
•
There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
•
External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company; and
•
Fees for non-audit services exceed standard annual audit-related fees.
In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.
For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend against the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend against remuneration of auditors if this is a separate voting item; otherwise ISS may recommend against the auditor election.
Appointment of Internal Statutory Auditors
General Recommendation: Vote for the appointment or (re)election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
General Recommendation: Vote for approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or
•
The payout is excessive given the company's financial position.
Stock (Scrip) Dividend Alternative
General Recommendation: Vote for most stock (scrip) dividend proposals.
Vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
General Recommendation: Vote amendments to the articles of association on a case-by-case basis.
Change in Company Fiscal Term
General Recommendation: Vote for resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
General Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
General Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.
Transact Other Business
General Recommendation: Vote against other business when it appears as a voting item.
2.
BOARD OF DIRECTORS
Director Elections
Bundled Elections
General Recommendation: Vote for the bundled election of management nominees, unless:
•
Adequate disclosure has not been provided in a timely manner;
•
There are clear concerns over questionable finances or restatements;
•
There have been questionable transactions with conflicts of interest;
•
There are any records of abuses against minority shareholder interests;
•
The board fails to meet minimum corporate governance standards, including gender diversity and overboarding thresholds recommended under ISS policy;
•
There are specific concerns about individual nominees, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
The company does not have at least one-third board independence, or two independent directors, whichever is higher.
In a bundled election, vote against the election of directors at all companies if the name(s) of the nominee(s) is (are) not disclosed in a timely manner prior to the meeting, or if the company does not have at least one-third board independence or two independent directors, whichever is higher..
Unbundled Elections
General Recommendation: In an unbundled election, support for all director nominees is recommended, unless:
•
The company has not provided adequate disclosure of the proposed nominees; or
•
The minimum independence level recommended under ISS policy is not met.
However, if the proposed board falls below the minimum independence level recommended under ISS policy guidelines,
•
Vote for the independent nominees presented individually; and
•
Vote against the non-independent candidates.
In making the above vote recommendations, ISS generally will not recommend against the election of the board chair, due to the relevance of the board leadership position in the absence of other governance concerns.
Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight (including, but not limited to, environmental, social, and climate change issues), or fiduciary responsibilities at the company;

•
Failure to replace management as appropriate; or
•
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.
Gender Diversity
For meetings on or after Feb. 1, 2022, generally vote against director elections at companies where the post-election board contains no female directors.
•
For bundled elections, vote against the entire slate.
•
For unbundled elections, vote against the chair of the Nominating Committee or chair of the committee designated with the responsibility of a nominating committee, or all such committee members if no committee chair has been identified. In case no nominating committee has been disclosed, vote against the chair of the board, or the entire board if no board chair has been identified.
A one-year transitional period will apply in 2021 to allow companies to incorporate gender diversity into their board compositions. During this transitional period, vote recommendations will not be impacted by the gender diversity policy. The gender diversity policy will come into effect on Feb. 1, 2022.
Overboarding
Generally, vote against management nominees who:
•
Sit on more than five public company boards; or
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own— recommend against only at their outside boards1.
Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.
Foreign Private Issuers
General Recommendation: For Foreign Private Issuers (FPIs), vote against non-independent nominees if:
•
The board is less than majority independent;
•
Non-independent nominees sit on any key committee(s); or
•
The company lacks any formal key committee(s).
For FPIs, generally vote against directors nominated by slate ballot.
ISS Classification of Directors - Americas Regional Policy
Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

1 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend an against vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

•
Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;
•
Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•
Represents customer, supplier, creditor, banker, or other entity with which the company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chair of the company;
•	Relative[1] of a current employee of the company or its affiliates;
•	Relative[1] of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family, but not currently an employee;
•	Former executive (five-year cooling off period);
•
Any director who has served for 12 or more years on the board will be deemed non-independent, unless local best practices recommend a lower tenure limit which will then be applied; Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•	No material[4] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-
children, siblings, in- laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/
financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/
audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections
General Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;

•
Strategy of the incumbents versus the dissidents;
•
Independence of directors/nominees;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value).
Dismiss Directors
General Recommendation: Vote on a case-by-case basis when the company proposes to dismiss directors, paying particular attention, but not limited, to:
•
Whether the company has presented a compelling rationale for the request, and
•
Whether the overall independence level of the newly-proposed board is in line with ISS policy guidelines.
Discharge of Directors
General Recommendation: Generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties, as evidenced by:
•
A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•
Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director, Officer, and Auditor Indemnification and Liability Provisions
General Recommendation: Vote proposals seeking indemnification and liability protection for company’s directors, officers, and employees on a case- by-case basis.
As part of the analysis, ISS will consider the company’s disclosure regarding terms including, but not limited to, the following:
•
Safeguards to prevent potential conflict of interests, including the independence of the decision-making process for approval of indemnification coverage;
•
The disclosure of a publicly-available, board approved indemnification policy;
•
Clear description of acts and events that can and cannot be covered by the indemnity policy or contract;
•
Information regarding potential financial impact of the indemnity policy or contracts to the company;
•
Eligible beneficiaries of the policy, including the length of the post-employment period that will be covered by the policy or contract;
•
Treatment of indemnity payments already made in the event of a final irreversible court ruling has determined that associated actions were outside the scope of indemnification coverage.
Vote against proposals that would:
•
Allow indemnity coverage for current and/or former director or officers who have entered into leniency agreements with the country's authorities in the context of corruption investigations;

•
Allow indemnity coverage of acts committed outside the normal exercise of duties of the administrator, acts performed in bad faith, malice, or fraud, or acts committed in detriment of the company’s best interest; and
•
Indemnify external auditors.
Board Structure
General Recommendation: Vote for proposals to fix board size.
Vote against the introduction of classified boards and mandatory retirement ages for directors.
Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.
3.
CAPITAL STRUCTURE
Share Issuance Requests
General Issuances
General Recommendation: Vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances
General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.
Shelf Registration Program
General Recommendation: Vote on a case-by-case basis on all requests, with or without preemptive rights.
Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:
•
Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
•
Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
•
Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns.
Increases in Authorized Capital
General Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote for specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote against proposals to adopt unlimited capital authorizations.
Reduction of Capital
General Recommendation: Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.
Capital Structures
General Recommendation: Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
General Recommendation: Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a case-by-case basis.
Debt Issuance Requests
General Recommendation: Vote non-convertible debt issuance requests on a case-by-case basis, with or without preemptive rights.
Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
General Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.
Increase in Borrowing Powers
General Recommendation: Vote proposals to approve increases in a company's borrowing powers on a case-by-case basis.
Share Repurchase Plans
General Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:
•
A repurchase limit of up to 10 percent of outstanding issued share capital;
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
•
A duration that does not exceed market practice.
Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests.
In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
•
A duration of no more than 18 months.
In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:
•
A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and
•
A duration of no more than 18 months.
In addition, ISS will recommend against any proposal where:
•
The repurchase can be used for takeover defenses;

•
There is clear evidence of abuse;
•
There is no safeguard against selective buybacks; and/or
•
Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
General Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
General Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.
4.
COMPENSATION
Compensation Plans
General Recommendation: Vote compensation plans on a case-by-case basis.
Vote against a stock option plan, or an amendment to the plan, if:
•
The maximum number of shares to be issued under the proposed plan is not disclosed; and/or
•
The company has not disclosed any information regarding the key terms of the proposed stock option plan.
For FPIs, vote against a stock option plan, or an amendment to the plan, if:
•
The total cost of the company’s equity plans is unreasonable;
•
The plan expressly permits repricing;
•
A pay-for-performance misalignment is found;
•
The company’s three year burn rate exceeds the burn rate cap of its industry group;
•
The plan has a liberal change-of-control definition; or
•
The plan is a vehicle for problematic pay practices.
Where the design and disclosure levels of equity compensation plans are not comparable to those seen at U.S. companies, the plans will be evaluated according to the Americas Regional Proxy Voting Guidelines.
Director Compensation
General Recommendation: Vote for proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a case-by-case basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a case-by-case basis.
Vote against proposals to introduce retirement benefits for non-executive directors.
5.
OTHER ITEMS
Charitable Donations
General Recommendation: Vote proposals seeking the approval of donations on a case-by-case basis, considering factors including, but not limited to, the following:
•
Size of the proposed donation request;
•
The destination of the proposed allocation of funds; and
•
The company's historical donations practices, including allocations approved at prior shareholder meetings.
Reorganizations/Restructurings
General Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
General Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.
Reincorporation Proposals
General Recommendation: Vote reincorporation proposals on a case-by-case basis.
Expansion of Business Activities
General Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
General Recommendation: In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.
Antitakeover Mechanisms
General Recommendation: Generally vote against all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
General Recommendation: Vote all shareholder proposals on a case-by-case basis.
Vote for proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote against proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

6.
FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES
Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:
General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.
Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals.
In all other cases, equity compensation plans will be evaluated according to ISS' Americas Regional Proxy Voting Guidelines.
All other voting items will be evaluated using the relevant ISS regional or market proxy voting guidelines.
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Canada
Proxy Voting

Guidelines for TSX-Listed Companies

Benchmark Policy Recommendations
Effective for Meetings on or After February 1, 2021
Published November 19, 2020
www.issgovernance.com

TABLE OF CONTENTS
1. ROUTINE/MISCELLANEOUS	B-248
Audit-Related	B-248
Financial Statements/Director and Auditor Reports	B-248
Ratification of Auditors	B-248
Other Business	B-248
2. BOARD OF DIRECTORS	B-249
Voting on Director Nominees in Uncontested Elections	B-249
Fundamental Principles	B-249
TSX Listing Requirements	B-249
Slate Ballots (Bundled Director Elections)	B-249
ISS Canadian Definition of Independence	B-250
Board Structure and Independence	B-252
Non-Independent Directors on Key Committees	B-252
Policy Considerations for Majority Owned Companies [2]	B-253
Audit Fee Disclosure	B-253
Excessive Non-Audit Fees	B-254
Persistent Problematic Audit Related Practices	B-254
Director Attendance	B-254
Overboarded Directors	B-255
Board Gender Diversity	B-255
Former CEO/CFO on Audit/Compensation Committee	B-257
Voting on Directors for Egregious Actions	B-257
Board Responsiveness	B-258
Unilateral Adoption of an Advance Notice Provision	B-258
Other Board-Related Proposals	B-259
Classification/Declassification of the Board	B-259
Independent Chair (Separate Chair/CEO)	B-259
Majority of Independent Directors/Establishment of Committees	B-259
Majority Vote Standard for the Election of Directors	B-259
Proxy Access	B-259
Proxy Contests - Voting for Director Nominees in Contested Elections	B-259
Reimbursing Proxy Solicitation Expenses	B-260
3. SHAREHOLDER RIGHTS & DEFENSES	B-260
Advance Notice Requirements	B-260
Exclusive Forum Proposals	B-261
General Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:	B-261
Appointment of Additional Directors Between Annual Meetings	B-262
Article/By-law Amendments	B-262
Cumulative Voting	B-263
Confidential Voting	B-264
Poison Pills (Shareholder Rights Plans)	B-264

COVERAGE
The Canadian research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly – traded Canadian- incorporated companies that are held in our institutional investor clients' portfolios. These TSX policy guidelines apply to companies listed on the Toronto Stock Exchange. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.
U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines. U.S. Foreign Private Issuers that are incorporated in Canada and that do not file DEF14A reports and do not meet the SEC Domestic Issuer criteria are covered under Canadian policy.
In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.
1.
ROUTINE/MISCELLANEOUS
Audit-Related
Financial Statements/Director and Auditor Reports
Companies are required under their respective Business Corporations Acts (BCAs) to submit their financial statements and the auditor's report, which is included in the company’s annual report, to shareholders at every Annual General Meeting (AGM). This routine item is almost always non-voting.
Ratification of Auditors
General Recommendation: Vote for proposals to ratify auditors unless the following applies:
•
Non-audit (“other”) fees paid to the auditor > audit fees + audit-related fees + tax compliance/preparation fees.
Rationale: National Instrument 52-110 - Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.
The instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in its annual information form, with a cross-reference in the related proxy circular, fees billed by the external audit firm in each of the last two fiscal years. These fees must be broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.
ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.
In circumstances where “Other” fees include fees related to significant one-time capital restructure events such as initial public offerings, emergence from bankruptcy, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.
Other Business
General Recommendation: Vote against all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting as shareholders cannot know what they are approving.

2.
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Fundamental Principles
Four fundamental principles apply when determining votes on director nominees:
Board Accountability: Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices (including risk management practices). These practices include the annual election of all directors by a majority of votes cast by all shareholders, affording shareholders the ability to remove directors, and providing detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review, and shareholder engagement.
Board Responsiveness: In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals (including election of directors). In the case of a company controlled through a dual-class share structure, the support of a majority of the minority shareholders should equate to majority support.
Board Independence: Independent oversight of management is a primary responsibility of the board. While true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board, structuring board pay practices to eliminate the potential for self-dealing, reducing risky decision-making, ensuring the alignment of director interests with those of shareholders rather than the interests of management, and structuring separate independent key committees with defined mandates. In addition, the board must be able to objectively set and monitor the execution of corporate strategy, with appropriate use of shareholder capital, and independently set and monitor executive compensation programs that support that strategy. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.
Board Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.
TSX Listing Requirements
Under Part IV of the Toronto Stock Exchange (TSX) Company Manual, issuers are required to provide for the annual election of directors by individual ballot and to promptly and publicly disclose the votes received for the election of each director following the meeting.
In addition, effective June 30, 2014, issuers were required to adopt a majority voting director resignation policy1 providing that:
•
If a director receives less than a majority of votes for his or her election, the director will be required to submit his or her resignation to the board for consideration;
•
The board will accept the resignation absent exceptional circumstances; and
•
The company will promptly issue a public statement with the board's decision regarding the director's resignation. If the board does not accept the resignation the statement must fully state the reasons for that decision.
Slate Ballots (Bundled Director Elections)
General Recommendation: Generally vote withhold for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.
Rationale: Slate ballots are contrary to best practices within the Canadian market. Affording shareholders the ability to individually elect directors allows shareholders to better articulate concerns by voting withhold for those specific directors deemed to be associated with significant concerns.
Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

1 Controlled companies are exempt from this requirement.

ISS Canadian Definition of Independence
1.	Executive Director
	1.1.	Employees of the company or its affiliates[i].
	1.2.	Current interim CEO or any other current interim executive of the company or its affiliates[i].
2.	Non-Independent Non-Executive Director
Former/Interim CEOii
	2.1.	Former CEO of the company or its affiliates[i] within the past five yearsiii or of an acquired company within the past five years.
2.2
Former interim CEO of the company or its affiliates[i] within the past five yearsiii if the service was longer than
18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors or in line with a CEO’s compensationiv at that time.

	2.3.	CEO of a former parent or predecessor firm at the time the company was sold or split off from the parent/ predecessor within the past five yearsiii.
Controlling/Significant Shareholder
	2.4.	Beneficial owner of company shares with more than 50 percent of the outstanding voting rights (this may be aggregated if voting power is distributed among more than one member of a group).
Non-CEO Executivesii
	2.5.	Former executive of the company, an affiliate[i], or a firm acquired within the past three years.
2.6.
Former interim executive of the company or its affiliates[i] within the past three years if the service was longer than 18 months or if the service was between 12 and 18 months, an assessment of the interim executive's terms of employment including compensation relative to other directors or in line with the top five NEOs at that time.

	2.7.	Executive of a former parent or predecessor firm at the time the company was sold or split off from parent/ predecessor within the past three years.
	2.8.	Executive, former executive of the company or its affiliates[i] within the last three years, general or limited partner of a joint venture or partnership with the company.
Relatives
	2.9.	Relative[v] of current executive officervi of the company or its affiliates[i].
	2.10.	Relative[v] of a person who has served as a CEO of the company or its affiliates[i] within the last five years; or an executive officer of the company or its affiliates[i] within the last three years.
Transactional, Professional, Financial, and Charitable Relationshipsvii
	2.11.	Currently provides (or a relative[v] provides) professional servicesviii to the company, its affiliates[i] or to its officers.
2.12.
Is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that provides professional services viii to the company, to an affiliate of the company, or to an individual officer of the company or one of its affiliates[i].

	2.13.	Currently employed by (or a relative[v] is employed by) a significant customer or supplierix of the company or its affiliates[i].
	2.14.	Is (or a relative[v] is) a trustee, director or employee of a charitable or non-profit organization that receives materialx grants or endowments from the company or its affiliates[i].
2.15.
Has, or is (or a relative[v] is) a partner, controlling shareholder or an employee of, an organization that has a transactional relationship with the company or its affiliates[i], excluding investments in the company through a private placement.

Other Relationships
	2.16.	Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
	2.17.	Founderxi of the company but not currently an employee.
	2.18.	Has any material[x] relationship with the company or with any one or more members of management of the company.
	2.19.	Non-employee officer of the company or its affiliates[i] if he/she is among the five most highly compensated.

Board Attestation
	2.20.	Board attestation that an outside director is not independent.
3.	Independent Director
	3.1	No material[x] ties to the company other than board seat.
Footnotes:
i “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii When there is a former CEO or other officer of a capital pool company (CPC) or special purpose acquisition company (SPAC)
serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

iii The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-
by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service with the company, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.

iv ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-
temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

v Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.
vi Executive Officer will include: the CEO or CFO of the entity; the president of the entity; a vice-president of the entity in charge of a principal business unit, division or function; an officer of the entity or any of its subsidiary entities who performs a policy making function in respect of the entity; any other individual who performs a policy-making function in respect of the entity; or any executive named in the Summary Compensation Table.

vii The terms “Currently”, “Is” or “Has” in the context of Transactional, Professional, Financial, and Charitable Relationships
will be defined as having been provided at any time within the most recently completed fiscal year and/or having been identified at any time up to and including the annual shareholders' meeting.

viii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have commission or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services and IT consulting services. “Of counsel” relationships are only considered immaterial if the individual does not receive any form of compensation from, or is a retired partner of, the firm providing the professional services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional rather than a professional services relationship.

The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

ix If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).
x “Material” is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could "potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

xi The company’s public disclosure regarding the operating involvement of the Founder with the company will be considered. If the Founder was never employed by the company, ISS may deem the Founder as an independent outsider absent any other relationships that may call into question the founding director’s ability to provide independent oversight of management.

Vote case-by-case on director nominees, examining the following factors when disclosed:
•
Independence of the board and key board committees;
•
Disclosed commitment to board gender diversity;

•
Number of board commitments;
•
Attendance at board and committee meetings;
•
Corporate governance provisions and takeover activity;
•
Long-term company performance;
•
Directors’ ownership stake in the company;
•
Compensation practices;
•
Responsiveness to shareholder proposals; and
•
Board accountability.
Board Structure and Independence
General Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:
•
The board is less than majority independent; or
•
The board lacks a separate compensation or nominating committee.
Rationale: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Best practice corporate governance standards do not advocate that no executive directors sit on boards. Company executives have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain, however, the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, executives, former executives and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation, and nomination responsibilities.
Best practice corporate governance standards recommend that the board should have:
•
A majority of independent directors; and
•
A nominating committee and a compensation committee composed entirely of independent directors.
Guideline Eight of the Canadian Coalition for Good Governance (CCGG)'s 2013 publication
Building High Performance Boards indicates that boards should “Establish mandates for board committees and ensure committee independence.” It is further recommended that key board committees “review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process.”
Non-Independent Directors on Key Committees
General Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:
•
Are Executive Directors;
•
Are Controlling Shareholders; or
•
Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.
Rationale: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. The presence of executive directors and those having significant influence over management may impede the ability of key board committees to provide independent oversight of audit, executive compensation or nomination matters. Director elections are seen to be the single most important use of the shareholder franchise.

Policy Considerations for Majority Owned Companies2
ISS policies support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a case-by-case basis, non-management director nominees who are or who represent a controlling shareholder of a majority owned company may be supported under ISS' board and committee independence policies if the company meets all of the following independence and governance criteria:
•
The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
•
In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
•
If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
•
A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
•
Prompt disclosure of detailed vote results following each shareholder meeting.
•
ISS will also take into consideration any other concerns related to the board conduct or individual directors.
If any of the above independence and governance criteria are not met, the policy exemption will not be applied. This policy will not be considered at dual class companies having common shares with unequal voting or unequal board representation rights.
Rationale: Canadian corporate law provides significant shareholder protections. For example, under most BCAs, a shareholder or group of shareholders having a 5 percent ownership stake in a company may requisition a special meeting for the purposes of replacing or removing directors and in most jurisdictions directors may be removed by a simple majority vote. Shareholders also benefit from the ability to bring an oppression action against the board or individual directors of Canadian incorporated public companies.
Against this legal backdrop, Canadian institutions have taken steps to acknowledge and support the premise that a shareholder who has an equity stake in the common shares of a reporting issuer under a single class common share structure has a significant interest in protecting the value of that equity stake in the company and is therefore deemed to have significant alignment of interests with minority shareholders. This policy firmly supports the one- share, one-vote principle and is intended to recognize the commonality of interests between certain shareholders having a majority equity stake under a single class share structure and minority shareholders in protecting the value of their investment.
The policy is designed to exempt only non-management director nominees who are or who represent a controlling shareholder of a majority owned company, and not to circumvent ISS' benchmark voting guidelines otherwise applicable to management director nominees. For example, in accordance with benchmark policy, ISS will not support director nominees who are executives, regardless of whether or not they also are or represent a controlling shareholder, and are members of the audit committee.
Audit Fee Disclosure
General Recommendation: Vote withhold for the members of the audit committee as constituted in the most recently completed fiscal year if:
•
No audit fee information is disclosed by the company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

2 A majority owned company is defined for the purpose of this policy as a company controlled by a shareholder or group of shareholders who together have an economic ownership interest under a single class common share capital structure that is commensurate with their voting entitlement of 50 percent or more of the outstanding common shares.

Rationale: The disclosure of audit fees by category is a regulatory requirement and this information is of great importance to shareholders due to the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.
Excessive Non-Audit Fees
General Recommendation: Vote withhold for individual directors who are members of the audit committee as constituted in the most recently completed fiscal year if:
•
Non-audit fees (“other”) fees paid to the external audit firm > audit fees + audit-related fees + tax compliance/preparation fees.
Rationale: ISS recognizes that certain tax-related services, e.g. tax compliance and preparation, are most economically provided by the audit firm. Tax compliance and preparation include the preparation of original and amended tax returns, refund claims, and tax payment planning. However, other services in the tax category, e.g. tax advice, planning, or consulting fall more into a consulting category. Therefore, these fees are separated from the tax compliance/preparation category and are added to the Non-audit (Other) fees for the purpose of determining whether excessive non-audit related fees have been paid to the external audit firm in the most recent year.
In circumstances where “Other” fees include fees related to significant one-time capital restructure events, such as to initial public offerings, emergence from bankruptcy, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining whether non-audit fees are excessive.
Part 2 of National Instrument 52-110 - Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and that the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.
Persistent Problematic Audit Related Practices
General Recommendation: Vote case-by-case on members of the Audit Committee and potentially the full board if adverse accounting practices are identified that rise to a level of serious concern, such as:
•
Accounting fraud;
•
Misapplication of applicable accounting standards; or
•
Material weaknesses identified in the internal control process.
Severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, will be examined in determining whether withhold votes are warranted.
Rationale: The policy addresses those cases which could potentially raise serious concern with respect to the audit committee's oversight of the implementation by management of effective internal controls over the accounting process and financial reporting. As well, the audit committee has primary responsibility for selecting and overseeing the external audit firm that would be expected to raise concerns related to problematic accounting practices, misapplication of applicable accounting practices, or any material weakness it may identify in the company's internal controls, as well as whether fraudulent activity is uncovered during the course of the audit assignment.
Director Attendance
General Recommendation: Vote withhold for individual director nominees (except nominees who served for only part of the fiscal year or newly publicly listed companies or companies that have recently graduated to the TSX, should be considered case-by-case) if:
•
The company has not adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the aggregate of their board and key3 committee meetings4 held within the past year without a valid reason for these absences; or

3 Key committees include audit, compensation and nominating committees.

•
The company has adopted a majority voting director resignation policy AND the individual director has attended less than 75 percent of the aggregate of their board and key3 committee meetings4 held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.
The following should be taken into account:
•
Valid reasons for absence at meetings include illness or absence due to company business;
•
Participation via telephone is acceptable;
•
If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent;
•
Board and key committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business; and
•
Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.
Rationale: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Nominating competent, committed, and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority. A pattern of absenteeism may indicate a more serious concern with a director’s ability to serve and may warrant a board review and potentially the director’s resignation.
Overboarded Directors
General Recommendation: Generally vote withhold for individual director nominees who:
•
Are non-CEO directors and serve on more than five public company boards; or
•
Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards5.
Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). ISS will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company's proxy circular to be taken into consideration. Conversely, ISS will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.
Rationale: Directors must be able to devote sufficient time and energy to a board in order to be effective representatives of shareholders' interests. While the knowledge and experience that come from multiple directorships is highly valued, directors' increasingly complex responsibilities require an increasingly significant time commitment. Directors must balance the insight gained from roles on multiple boards with the ability to sufficiently prepare for, attend, and effectively participate in all of their board and committee meetings.
Board Gender Diversity
General Recommendation: For S&P/TSX Composite Index companies, effective February 2022, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where women comprise less than 30% of the board of directors, and:
•
The company has not disclosed a formal written gender diversity policy6; or

4 If a withhold recommendation under this policy is based solely on meeting attendance at board meetings due to a lack of disclosure concerning committee meeting attendance, this will be disclosed in ISS' report.
5 Although a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

•
The company's formal written gender diversity policy does not include a commitment to achieve at least 30% women on the board over a reasonable timeframe.
The gender diversity policy should include an explicit percentage or numerical target for women's representation that is at least 30% of the board. Where such target has not been attained, a reasonable timeframe should be provided under which the company commits to achieving a representation of at least 30%.
For widely-held companies7 which are not also S&P/TSX Composite Index constituents widely-held companies, generally vote withhold for the Chair of the Nominating Committee or Chair of the committee designated with the responsibility of a nominating committee, or Chair of the board of directors if no nominating committee has been identified or no chair of such committee has been identified, where:
•
The company has not disclosed a formal written gender diversity policy and
•
There are zero women on the board of directors.
The gender diversity policy should include a clear commitment to increase board gender diversity. Boilerplate or contradictory language may result in withhold recommendations for directors.
The gender diversity policy should include measurable goals and/or targets denoting a firm commitment to increasing board gender diversity within a reasonable period of time.
Non-S&P/TSX Composite Exemptions:
This policy will not apply to:
•
Newly publicly listed companies within the current or prior fiscal year;
•
Companies that have transitioned from the TSXV within the current or prior fiscal year; or
•
Companies with four or fewer directors.
Rationale: Gender diversity has remained a high profile corporate governance issue in the Canadian market. Effective Dec. 31, 2014, as per National Instrument 58-101 Disclosure of Corporate Governance Practices, TSX-listed issuers are required to provide proxy disclosures regarding whether, and if so how, the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. Also required is disclosure of policies or targets, if any, regarding the representation of women on the board. The disclosure requirement has been a catalyst for the addition of women on the boards of many widely-held TSX-listed reporting issuers. Widely-held TSX-listed company boards lacking a policy commitment and having zero female directors are now deemed to be outliers lagging market expectations in this regard.
Further to this objective, in September 2017, the Canadian 30% Club Investor Group committed to exercising ownership rights to encourage increased representation of women on S&P/TSX Composite Index company boards to a minimum 30% threshold. As the sentiment supporting representation of women on boards has steadily grown in Canada, it has become clear that a higher standard of representation by women is expected, with S&P/TSX Composite Index constituents playing a vital role in this process as market leaders.

6 Per NI 58-101 and Form 58-101F1, the issuer should disclose whether it has adopted a written policy relating to the identification and nomination of women directors. The policy, if adopted, should provide a short summary of its objectives and key provisions; describe the measures taken to ensure that the policy has been effectively implemented; disclose annual and cumulative progress by the issuer in achieving the objectives of the policy, and whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.
7 “Widely-held” refers to S&P/TSX Composite Index companies as well as other companies that ISS designates as such based on the number of ISS clients holding securities of the company.

Former CEO/CFO on Audit/Compensation Committee
General Recommendation: Vote withhold for any director who has served as the CEO of the company or its affiliates within the past five years, or of a company acquired within the past five years, and is a member of the audit or compensation committee. Evaluate on a case-by-case basis whether support is warranted for any former CEO on the audit or compensation committee following a five year period8 after leaving this executive position.
Generally vote withhold for any director who has served as the CFO of the company or its affiliates within the past three years, or of a company acquired within the past three years, and is a member of the audit or compensation committee.
Rationale: Although ISS policy designates former CEOs and CFOs as non-independent non-executive directors, a withhold vote will be recommended as if they were executives where they sit on either the audit or compensation committee prior to the conclusion of a cooling-off period. This policy reflects the concern that the influence of a recent former executive on these committees could compromise the committee's efficacy. In the case of an audit committee the concern relates to the independent oversight of financials for which the executive was previously responsible, while in the case of a compensation committee the concern relates to oversight of compensation arrangements which the executive may have orchestrated and over which he or she may still wield considerable influence.
The three-year cooling-off period afforded to a former CFO reflects the cooling-off period provided in National Instrument 52-110 – Audit Committees.
A five-year cooling-off period is applied for former CEOs in order to allow for the potential occurrence of significant changes within the company's management team. As well, this period allows for the exercise or expiry of the former CEOs outstanding equity awards, thereby eliminating lingering compensation ties to the company's operational performance which would have aligned the former CEO's interests with management. Following the conclusion of the five-year period, the former CEO's independence status will be re-evaluated with consideration to any other relationships which could preclude reclassification as an independent outsider.
Voting on Directors for Egregious Actions
General Recommendation: Under extraordinary circumstances, vote withhold for directors individually, one or more committee members, or the entire board, due to:
•
Material failures of governance, stewardship, risk oversight9 or fiduciary responsibilities at the company;
•
Failure to replace management as appropriate; or
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Rationale: Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis and subsequent events. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.
In the event of exceptional circumstances (including circumstances relating to past performance on other boards) that raise substantial doubt about a director's ability to effectively monitor management and serve in the best interests of shareholders, a withhold vote may be recommended.

8 The determination of a former CEO's classification following the five year cooling-off period will be considered on a case-by-case basis. Factors taken into consideration may include but are not limited to: management/board turnover, current or recent involvement in the company, whether the former CEO is or has been Executive Chairman of the board or a company founder, length of service, any related party transactions, consulting arrangements, and any other factors that may reasonably be deemed to affect the independence of the former CEO.
9 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.

Board Responsiveness
In keeping with Canadian market expectations and improvements to provide shareholders with the ability to affect board change, a lack of board response to shareholder majority votes or majority withhold votes on directors is unacceptable and would result in one of the following:
General Recommendation: Vote withhold for continuing individual directors, nominating committee10 members, or the continuing members of the entire board of directors if:
•
At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a majority voting director resignation policy and the nominating committee9 has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a case-by-case basis;
•
At the previous board election, any director received more than 50 percent withhold votes of the votes cast under a plurality voting standard and the company has failed to address the issue(s) that caused the majority withheld vote; or
•
The board failed to act11 on a shareholder proposal that received the support of a majority of the votes cast (excluding abstentions) at the previous shareholder meeting.
As indicated at the beginning of the guidelines for Voting on Director Nominees in Uncontested Elections, board responsiveness is a fundamental principle that should apply when determining votes on director nominees.
Rationale: Follow-up action or response by the board is warranted in the instance where a director is not supported by a majority of the votes cast by shareholders but remains on the board at the next election. A reasonable period of time within which the board or nominating committee is expected to deal with a director resignation under these circumstances is indicated in the widely accepted version of Canadian majority voting, director resignation policies as required by the TSX.
Disclosed board response and rationale will be taken into consideration in limited extraordinary circumstances in the event that a director's resignation is not accepted by the board or the concern that caused majority shareholder opposition has not been addressed. The vote recommendation will be determined on a case-by-case basis that is deemed to be in the best interests of shareholders.
Unilateral Adoption of an Advance Notice Provision
General Recommendation: Vote withhold for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders' meeting.
Continued lack of shareholder approval of the advance notice policy in subsequent years may result in further withhold recommendations.
Rationale: The ability of shareholders to put forward potential nominees for election to the board is a fundamental right and should not be amended by management or the board without shareholders' approval, or, at a minimum, with the intention of receiving shareholder approval at the next annual or annual/special meeting of shareholders. As such, the board of directors, as elected representatives of shareholders' interests and as the individuals primarily responsible for corporate governance matters, should be held accountable for allowing such policies to become effective without further shareholder approval.
Furthermore, disclosures regarding these policies should be made available to shareholders (similar to shareholder proposal deadline disclosures or majority voting policy disclosures) because they are substantive changes that may impact shareholders' ability to nominate director candidates. Failure to provide such disclosure is not in shareholders' best interests.

10 Or other board committee charged with the duties of a nominating committee as specified in the company's majority voting director resignation policy.
11 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.

Other Board-Related Proposals
Classification/Declassification of the Board
General Recommendation: Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
General Recommendation: Vote for shareholder proposals seeking separation of the offices of CEO and chair if the company has a single executive occupying both positions.
Rationale: The separation of the positions of chair and CEO is supported as it is viewed as superior to the lead director concept. The positions of chair and CEO are two distinct jobs with different job responsibilities. The chair is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day-to-day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders. A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.
Majority of Independent Directors/Establishment of Committees
General Recommendation: Vote for shareholder proposals asking that a majority or up to two-thirds of directors be independent unless:
•
The board composition already meets the proposed threshold based on ISS' definition of independence.
Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:
•
The board’s committees already meet that standard.
Majority Vote Standard for the Election of Directors
General Recommendation: Vote for resolutions requesting that: (i) the board adopt a majority voting director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:
•
A majority voting director resignation policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered; and
•
The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50 percent of votes cast).
Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Proxy Contests - Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case in contested elections taking into account:
•
Long-term financial performance of the target company relative to its industry;
•
Management’s track record;
•
Background to the proxy contest;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions

Overall Approach: When analyzing proxy contests, ISS focuses on two central questions:
•
Have the dissidents met the burden of proving that board change is warranted? And, if so;
•
Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?
When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at a vote recommendation.
When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.
Reimbursing Proxy Solicitation Expenses
General Recommendation: Vote case-by-case taking into account:
•
Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.
3.
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements
General Recommendation: Vote case-by-case on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:
•
To prevent stealth proxy contests;
•
To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
•
To provide all shareholders with information about potential nominees.
Features that may be considered problematic under ISS' evaluation include but are not limited to:
•
For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders' meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders' meeting is also acceptable;
•
The board's inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
•
A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
•
A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
•
Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;

•
Any disclosure request within the advance notice requirement or the company's ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that exceeds what is required in a dissident proxy circular or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
•
Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
•
Any other feature or provision determined to have a negative impact on shareholders' interests and deemed outside the purview of the stated purpose of the advance notice requirement.
Rationale: As advance notice requirements continue to evolve and their use is tested by market participants, Canadian institutional investors are voicing concerns about the specific provisions contained therein. Investors have cautioned with respect to the potential for certain provisions included within these requirements to be used to impede the ability of shareholders to nominate director candidates to the board of directors, a fundamental shareholder right under Canada's legal and regulatory framework.
A minimum 30-day shareholder notice period supports notice and access provisions and is in keeping with the stated purpose of advance notice requirements which is to prevent last minute or stealth proxy contests. Any maximum threshold for shareholder notice is deemed unacceptable, and the removal of such is expected to facilitate timelier access to the proxy and afford shareholders more time to give complete and informed consideration to dissident concerns and director nominees.
Enhanced and discretionary requirements for additional information that is not then provided to shareholders, provisions that may prohibit nominations based on restricted notice periods for postponed or adjourned meetings and written confirmations from nominee directors in advance of joining the board are all examples of the types of provisions that have the potential to be misused and are outside the intended stated purpose of advance notice requirements.
Canadian court cases have provided a clear indication that these provisions are intended to protect shareholders, as well as management, from ambush and that they are not intended to exclude nominations given on ample notice or to buy time to allow management to develop a strategy to defeat dissident shareholders. As well, these rulings have shown that in the case of ambiguous provisions the result should weigh in favour of shareholder voting rights.
For more detail regarding ISS' policy on advance notice requirements, please see the latest version of our Advance Notice Requirement FAQ.
Exclusive Forum Proposals
General Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:
•
Jurisdiction of incorporation;
•
Board rationale for adopting exclusive forum;
•
Legal actions subject to the exclusive forum provision;
•
Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
•
Company corporate governance provisions and shareholder rights;
•
Any other problematic provisions that raise concerns regarding shareholder rights.
•
Enhanced Shareholder Meeting Quorum for Contested Director Elections
Enhanced Shareholder Meeting Quorum for Contested Director Elections
General Recommendation: Vote against new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).
Rationale: With Enhanced Quorum, the ability to hold a shareholders’ meeting is subject to management’s pre-determination that a contested election to replace a majority of directors is the singularly most important corporate issue, thus justifying a significantly higher shareholder (or proxy) presence before the meeting can commence. From a corporate governance perspective, this higher threshold appears to be inconsistent with the view that shareholder votes on any voting item should carry equal importance and should therefore be approved under the same quorum requirement for all items.
Companies have indicated in examples to date that Enhanced Quorum is not designed to block the potential consequence of a majority change in board memberships. In the absence of Enhanced Quorum being met, the affected shareholder meeting will be adjourned for up to 65 days. Notwithstanding the equality of all voting issues, shareholders may question the benefits of a delayed shareholder meeting resulting from a 50 percent quorum requirement for the initial meeting.
Appointment of Additional Directors Between Annual Meetings
General Recommendation: Vote for these resolutions where:
•
The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;
•
The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and
•
Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.
Article/By-law Amendments
General Recommendation: Vote for proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:
•
The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);
•
The quorum for a meeting of directors is less than 50 percent of the number of directors;
•
The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;
•
An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;
•
An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders' interests and which are deemed outside the purview of the stated purpose of the requirement;
•
An exclusive forum provision without compelling rationale and without evidence of past harm due to shareholder legal proceedings outside of the jurisdiction of incorporation;
•
Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or
•
Any other provisions that may adversely impact shareholders' rights or diminish independent effective board oversight.
In any event, proposals to adopt or amend articles or bylaws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR.
General Recommendation: Vote for proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.
Rationale: Constating documents such as articles and by-laws (in concert with the legislative framework provided by Canada's various BCAs) establish the rights of shareholders of a company and the procedures through which the board of directors exercises its duties. Given this foundational role, these documents should reflect best practices within the Canadian market wherever possible.
•
Quorum Requirements: The quorum requirement for meetings of shareholders should encourage wide-ranging participation from all shareholders. Shareholder meeting quorum requirements that allow only one shareholder to constitute quorum could allow a single significant or controlling shareholder to dominate meetings at the expense of minority shareholders. Quorum requirements with lower shareholding thresholds, such as five percent, could provide a significant shareholder or a small group of shareholders with the ability to pass resolutions that may be considered contentious or problematic by other shareholders. Likewise, quorum requirements for meetings of directors should ensure that at least half of shareholders' representatives are present before significant decisions are made. Directors' responsibilities include attending all meetings for which their presence is scheduled and a company's core documents should reflect this duty.
•
Casting Vote for the Chair at Board Meetings: While the chair is the appointed leader of the board, the authority granted to the chair by shareholders is no greater than that granted to any other director. Providing the chair with a casting or second vote in the event of a tie could result in a power structure which is not conducive to effective governance. Additionally, while boards are increasingly transitioning toward a governance structure involving a separate chair and CEO, many issuers still combine these roles or appoint a recent former CEO as board chair. In cases where the board is divided on an issue, it is inappropriate from the perspective of shareholders for an insider or affiliated outsider to have the final decision in contentious matters which could significantly affect shareholders' interests.
•
Alternate Directors: A provision allowing for alternate directors, who have been neither elected by shareholders nor ratified by shareholders following board appointment, raises serious concerns regarding whether these individuals may be bound to serve in the best interests of shareholders. Furthermore, directors must be willing to earmark sufficient time and effort toward serving on a board once they have accepted the responsibility entrusted to them by shareholders. The appointment of unelected alternates is inconsistent with this duty.
•
Problematic Advance Notice Requirements: A number of advance notice requirements have been included on ballots as amendments to company by-laws or articles. Any such requirements are deemed significant additions to the bylaw or articles and therefore are reviewed with respect to whether they negatively affect shareholders' ability to nominate directors to the board. See ISS' policy on Advance Notice Requirements for details.
•
Exclusive Forum: There may be merit to the notion that judges based in a corporation's jurisdiction of incorporation are best suited to apply that jurisdiction's law to those companies. As well, given a corporation's typically strong presence in that province or jurisdiction, an exclusive forum provision may help to reduce the likelihood of high legal costs accrued through litigation outside of the jurisdiction of incorporation. It can be argued, however, that there is often more than one proper forum available to shareholder plaintiffs, and this proposal would curtail the right of shareholders to select any proper forum of their choosing. The proposed exclusive forum jurisdiction and the details of the extent and types of legal actions that would be subject to the exclusive forum by-law provide critical information to shareholders whose rights may be impacted. This information together with the board of directors' rationale in adopting an exclusive forum by-law will be key considerations in evaluating the acceptability of such a proposal. As well, the absence of a compelling company-specific history with regard to out-of-province/jurisdiction shareholder litigation is important in light of the limitation on shareholder litigation rights that this provision represents. More generally, a company's track record vis-à-vis corporate governance and shareholder rights should be examined to identify any other concerns when considering the acceptability of an exclusive forum by-law.
•
Blanket Authority for Share Capital Structure Alterations: In recent years, some companies incorporated under the Business Corporations Act (British Columbia) (“BCBCA”) have sought to amend their constating documents to provide the board with blanket authority to alter the company's share capital structure. These changes include the ability to increase the company's authorized capital and change restrictions on any class of shares. Although permitted under the BCBCA, shareholders would be better served if changes which could affect shareholders' interests required shareholder approval.
•
Other Problematic Provisions: Other proposals to alter the articles or by-laws will be approached on a case-by-case basis. Where a potential inclusion, deletion, or amendment is deemed contrary to shareholders' interests, ISS will generally, taking into consideration any other problematic factors or mitigating circumstances, recommend against such changes.
Cumulative Voting
General Recommendation: Where such a structure would not be detrimental to shareholder interests, generally vote for proposals to introduce cumulative voting.
Generally vote against proposals to eliminate cumulative voting.

Generally vote for proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.
Confidential Voting
General Recommendation: Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as:
•
The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.
Generally vote for management proposals to adopt confidential voting.
Poison Pills (Shareholder Rights Plans)
As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.
General Recommendation: Vote case-by-case on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:
•
To give the board more time to find an alternative value enhancing transaction; and
•
To ensure the equal treatment of all shareholders.
Vote against plans that go beyond these purposes if: The plan gives discretion to the board to either:
•
Determine whether actions by shareholders constitute a change in control;
•
Amend material provisions without shareholder approval;
•
Interpret other provisions;
•
Redeem the rights or waive the plan’s application without a shareholder vote; or
•
Prevent a bid from going to shareholders.
The plan has any of the following characteristics:
•
Unacceptable key definitions;
•
Reference to Derivatives Contracts within the definition of Beneficial Owner;
•
Flip over provision;
•
Permitted bid minimum period greater than 105 days;
•
Maximum triggering threshold set at less than 20 percent of outstanding shares;
•
Does not permit partial bids;
•
Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
•
Bidder must frequently update holdings;
•
Requirement for a shareholder meeting to approve a bid; and
•
Requirement that the bidder provide evidence of financing.
The plan does not:
•
Include an exemption for a “permitted lock up agreement”;
•
Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
•
Exclude reference to voting agreements among shareholders.
Rationale: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early antitakeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the minimum time period during which a Permitted Bid may remain outstanding in order to the give the board of directors of a target company sufficient time to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Recent changes to take-over bid regulation under National Instrument 62-104 Take-Over Bids and Issuer Bids, have codified a number of key provisions that ISS has long required in order to support a shareholder rights plan. As well, new regulation has established a 105-day minimum bid deposit period, with board discretion to reduce this period in certain circumstances but in no event to less than 35 days.
Elimination of board discretion to interpret the key elements of the plan was critical to this evolution. Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out the who, how, and when of a triggering event. These definitions in early poison pills contained repetitive, circular, and duplicative layering of similar terms which created confusion and made interpretation difficult. Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, or in other words, whether a takeover bid could proceed. This, in turn, created enough uncertainty for bidders or potential purchasers to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.
“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan. Also absent from “new generation” plans are references to similar definitions in regulation. Definitions found in various regulations often contain repetitive elements, but more importantly they cross-reference other definitions in regulation that are unacceptable to and not intended to serve the same purpose as those found in a “new generation” rights plan.
A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not, by any means, acquire a greater percentage of the shares outstanding than the percentage owned immediately prior to the acquisition. It should also be noted that “new generation” rights plans are premised on the acquisition of common shares and ownership at law or in equity. Therefore references to the voting of securities (a.k.a. “voting pills”) which may have a chilling effect on shareholder initiatives relating to the voting of shares on corporate governance matters, or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan.
Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee. These institutional investors should not trigger a rights plan through their investment and corporate governance activities, including the voting of shares, for the accounts of others. The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.
Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids. Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis. Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.
Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.
Finally, a “new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans have been limited to achieving the two purposes identified here. The adoption of National Instrument 62-104 now ensures that a board has ample time to consider a take-over bid and to find a superior alternative transaction that maximizes shareholder value. However, “new generation” shareholder rights plans will continue to serve an important purpose because they ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders.
Reincorporation Proposals
General Recommendation: Vote case-by-case on proposals to change a company's jurisdiction of incorporation taking into account:
•
Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Generally vote for reincorporation when:
•
Positive financial factors outweigh negative governance implications; or
•
Governance implications are positive.
Generally vote against reincorporation if business implications are secondary to negative governance implications.
Supermajority Vote Requirements
General Recommendation: Vote against proposals to require a supermajority shareholder vote at a level above that required by statute. Vote for proposals to lower supermajority vote requirements.
4.
CAPITAL/RESTRUCTURING
Mergers and Corporate Restructurings
General Recommendation: For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:
Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
Market Reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic Rationale: Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.
Negotiations and Process: Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
Conflicts of Interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Increases in Authorized Capital
General Recommendation: Vote case-by-case on proposals to increase the number of shares of common stock authorized for issuance. Generally vote for proposals to approve increased authorized capital if:
•
A company's shares are in danger of being de-listed; or
•
A company's ability to continue to operate as a going concern is uncertain.
Generally vote against proposals to approve unlimited capital authorization.
Rationale: Canadian jurisdictions generally, permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 percent of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.
Private Placement Issuances
General Recommendation: Vote case-by-case on private placement issuances taking into account:
•
Whether other resolutions are bundled with the issuance;
•
Whether the rationale for the private placement issuance is disclosed;
•
Dilution to existing shareholders' position:
•
Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
•
Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
•
Market reaction: The market's response to the proposed private placement since announcement; and
•
Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.
Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company's auditor/management has indicated that the company has going concern issues.
Rationale: The TSX requires shareholder approval for private placements:
•
For an aggregate number of listed securities issuable greater than 25 percent of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or
•
That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10 percent of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six-month period.
Allowable discounts for private placements not requiring shareholder approval are as follows:
Market Price	Maximum Discount
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%
The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.
In instances where a company will file for bankruptcy if the transaction is not approved or where a company has going concern issues, the urgent need for financing will generally override the other criteria under examination. In instances where the transaction is required for other financing purposes, the other criteria will be examined on a case-by-case basis.

Blank Cheque Preferred Stock
General Recommendation: Vote against proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:
•
The shares carry unspecified rights, restrictions, and terms; or
•
The company does not specify any specific purpose for the increase in such shares.
Generally vote for proposals to create a reasonably limited12 number of preferred shares where both of the following apply:
•
The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and
•
The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.
Dual-class Stock
General Recommendation: Vote against proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.
The following is an exceptional set of circumstances under which ISS would generally support a dual class capital structure. Such a structure must meet all of the following criteria:
•
It is required due to foreign ownership restrictions and financing is required to be done out of country13;
•
It is not designed to preserve the voting power of an insider or significant shareholder;
•
The subordinate class may elect some board nominees;
•
There is a sunset provision; and
•
There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.
Escrow Agreements
General Recommendation: Vote against an amendment to an existing escrow agreement where the company is proposing to delete all performance- based release requirements in favour of time-driven release requirements.
Rationale: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow. The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.
5.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or

12 Institutional investors have indicated low tolerance for dilutive preferred share issuances. Therefore, if the authorized preferred shares may be assigned conversion rights or voting rights when issued, the authorization should be limited to no more than 20 percent of the outstanding common shares as of record date. If the preferred share authorization proposal prohibits the assignment of conversion, voting or any other right attached which could dilute or negatively impact the common shares or the rights of common shareholders when such preferred shares are issued, a maximum authorization limit of 50 percent of the outstanding common shares as of record date may be supported taking into account the stated purpose for the authorization and other details of the proposal.
13 The company has disclosed that it has requested to have its shares listed for trading on a non-Canadian stock exchange.

indefinite contracts, excessive severance packages, and guaranteed compensation;
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
General Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation (Management Say-on-Pay proposals or MSOPs).
Vote against MSOP proposals, withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:
•
There is a significant misalignment between CEO pay and company performance (pay for performance);
•
The company maintains significant problematic pay practices; or
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Primary Evaluation Factors for Executive Pay
Pay for Performance:
•
Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
•
Evaluation of peer group benchmarking used to set target pay or award opportunities;
•
Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for Performance policy;
•
Mix of fixed versus variable and performance versus non-performance-based pay.
Pay Practices:
•
Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity, and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
•
Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices, etc.
Board Communications and Responsiveness:
•
Clarity of disclosure (e.g., whether the company’s Form 51-102F6 disclosure provides timely, accurate, complete and clear information about compensation practices in both tabular format and narrative discussion);
•
Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).
Voting Alternatives
In general, the MSOP is the primary focus of voting on executive pay practices; dissatisfaction with compensation practices can be expressed by voting against an MSOP rather than withholding or voting against the compensation committee. If, however, there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases or if the board fails to respond to concerns raised by a prior MSOP proposal, vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.
Pay for Performance Evaluation
This policy will be applied at all S&P/TSX Composite Index Companies and for all MSOP resolutions.
On a case-by-case basis, ISS will evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.
General Recommendation: Vote against MSOP proposals and/or vote withhold for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or against an equity-based incentive plan proposal if:
•
There is significant long-term misalignment between CEO pay and company performance.
The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative assessment of the CEO's pay and company performance. A pay for performance disconnect will be determined as follows:
Step I: Quantitative Screen
Relative:
•
The Relative Degree of Alignment (RDA) is the difference between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group14, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;
•
The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;
•
Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and
Absolute:
•
The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).
Step II: Qualitative Analysis
Companies identified by the methodology as having potential P4P misalignment will receive a qualitative assessment to determine the ultimate recommendation, considering a range of case-by-case factors which may include:
•
The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

14 The peer group is generally comprised of 11-24 companies using following criteria:
The GICS industry classification of the subject company;
The GICS industry classification of the company's disclosed pay benchmarking peers;
Size constraints for revenue between 0.25X and 4X the subject company's size (or assets for certain financial companies) and market value utilizing four market cap "buckets" (micro, small, mid and large);
The following order is used for GICS industry group peer selection (8-digit, 6-digit, 4-digit, or 2-digit) while pushing the subject company's size closer to the median of the peer group.
Please refer to ISS' Canadian Compensation FAQ for further details.
In exceptional cases, peer groups may be determined on a customized basis.

•
The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;
•
The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;
•
The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;
•
The trend considering prior years’ P4P concern;
•
Extraordinary situation due to a new CEO in the last reported FY;15 and
•
Any other factors deemed relevant.
Rationale: The two part methodology is a combination of quantitative and qualitative factors that more effectively drive a case-by-case evaluation. Please refer to the latest version of the Canadian Executive Compensation FAQ for a more detailed discussion of ISS’ quantitative pay-for-performance screen and peer group construction methodology.
Problematic Pay Practices
General Recommendation: Vote against MSOP resolutions and/or vote withhold for compensation committee members if the company has significant problematic compensation practices. Generally vote against equity plans if the plan is a vehicle for problematic compensation practices.
Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant withhold or against votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an against or withhold vote:
Poor disclosure practices:
•
General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;
New CEO with overly generous new hire package:
•
Excessive “make whole” provisions;
•
Any of the problematic pay practices listed in this policy;
Egregious employment contracts:
•
Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;
Employee Loans:
•
Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;
Excessive severance and/or change-in-control provisions:
•
Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);
•
Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
•
Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;
•
Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;
•
Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

15 Note that the longer-term emphasis of the methodology alleviates concern about impact of CEO turnover. Thus, except in extenuating circumstances, a "new" CEO will not exempt the company from consideration under the methodology since the compensation committee is also accountable when a company is compelled to significantly "overpay" for new leadership due to prior poor performance.

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
•
Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
Egregious pension/SERP (supplemental executive retirement plan) payouts:
•
Inclusion of performance-based equity awards in the pension calculation;
•
Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
•
Addition of extra years of service credited without compelling rationale;
•
No absolute limit on SERP annual pension benefits (any limit should be expressed as a dollar value);
•
No reduction in benefits on a pro-rata basis in the case of early retirement;
Excessive perks:
•
Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
Payment of dividends on performance awards:
•
Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;
Problematic option granting practices:
•
Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);
•
Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);
•
Cancellation and subsequent re-grant of options;
Internal Pay Disparity:
•
Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
Absence of pay practices that discourage excessive risk taking:
•
These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;
•
Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;
Other excessive compensation payouts or problematic pay practices at the company.
Rationale: Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions; however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.
Board Communications and Responsiveness
General Recommendation: Consider the following on a case-by-case basis when evaluating ballot items related to executive pay:
•
Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.
•
Board’s responsiveness to investor input and engagement on compensation issues, including:
•
Failure to respond to majority-supported shareholder proposals on executive pay topics;
•
Failure to respond to concerns raised in connection with significant opposition to MSOP proposals;

•
Failure to respond to the company’s previous say-on-pay proposal that received support of less than 70 percent of the votes cast taking into account the ownership structure of the company.
Examples of board response include, but are not limited to: disclosure of engagement efforts regarding the issues that contributed to the low level of support, specific actions taken to address the issues that contributed to the low level of support, and more rationale on pay practices.
Externally-Managed Issuers (EMIs)
General Recommendation: Vote case-by-case say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:
•
The size and scope of the management services agreement;
•
Executive compensation in comparison to issuer peers and/or similarly structured issuers;
•
Overall performance;
•
Related party transactions;
•
Board and committee independence;
•
Conflicts of interest and process for managing conflicts effectively;
•
Disclosure and independence of the decision-making process involved in the selection of the management services provider;
•
Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
•
Historical compensation concerns;
•
Executives’ responsibilities; and
•
Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.
Rationale: Externally-managed issuers (EMIs) typically pay fees to outside firms in exchange for management services. In most cases, some or all of the EMI’s executives are directly employed and compensated by the external management firm.
EMIs typically do not disclose details of the management agreement in their proxy statements and only provide disclosure on the aggregate amount of fees paid to the manager, with minimal or incomplete compensation information.
Say-on-pay resolutions are voluntarily adopted in Canada. Additionally, all non-controlled TSX-listed issuers are required to adopt majority voting director resignation policies which could result in a director being required to resign from a board if he or she receives more ’withhold’ than ’for’ votes at the shareholders’ meeting. Some investor respondents to ISS’ 2015-16 ISS Global Policy Survey indicated that in cases where an externally managed company does not have a say-on-pay proposal (i.e., ’withhold’ votes may be recommended for individual directors), factors other than disclosure should be considered, such as performance, compensation and expenses paid in relation to peers, board and committee independence, conflicts of interest, and pay-related issues. Policy outreach sessions conducted with Canadian institutional investors resulted in identical feedback.
Equity-Based Compensation Plans
General Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan16 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:
•
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

16 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

•
SVT based only on new shares requested plus shares remaining for future grants.
•
Plan Features:
•
Detailed disclosure regarding the treatment of outstanding awards under a change-in-control (CIC)
•
No financial assistance to plan participants for the exercise or settlement of awards;
•
Public disclosure of the full text of the plan document; and
•
Reasonable share dilution from equity plans relative to market best practices.
•
Grant Practices:
•
Reasonable three-year average burn rate relative to market best practices;
•
Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
•
The issuance of performance-based equity to the CEO;
•
A clawback provision applicable to equity awards; and
•
Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).
Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.
Overriding Negative Factors: In addition, vote against the plan if any of the following unacceptable factors have been identified:
•
Discretionary or insufficiently limited non-employee director participation;
•
An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
•
A history of repricing stock options without shareholder approval (three-year look-back);
•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•
Any other plan features that are determined to have a significant negative impact on shareholder interests.
Rationale: As issues around cost transparency and best practices in equity-based compensation have evolved in recent years, ISS’ Equity Plan Scorecard approach provides for a more nuanced consideration of equity plan proposals.
Feedback obtained through ongoing consultation with institutional investors indicates strong support for the scorecard approach, which incorporates the following key goals:
1.
Consider a range of factors, both positive and negative, in determining vote recommendations;
2.
Select factors based on institutional investors’ concerns and preferences and on best practices within the Canadian market established through regulation, disclosure requirements, and best practice principles;
3.
Establish factor thresholds and weightings which are cognizant of the Canadian governance landscape (separate scorecards for the S&P/TSX Composite Index and the broader TSX);
4.
Ensure that key concerns addressed by policy continue to hold paramount importance (institution of overriding negative factors).
The EPSC policy for equity plan proposals provides a full-spectrum overview of plan cost, plan features, and historic grant practices. This allows shareholders greater insight into rising governance concerns, such as the implementation of risk-mitigating mechanisms, the strength of vesting provisions, and the use of performance-based equity, while also providing added assessments of longstanding concerns relating to equity plans such as burn rate and dilution. By assessing these factors in combination, the EPSC is designed to facilitate a more holistic approach to reviewing these plans. Plans will, however, continue to be subject to the scrutiny of overriding negative factors reflecting ISS’ current policies regarding problematic non-employee director participation, insufficient plan amendment provisions, repricing without shareholder approval, and other egregious practices.
More information about the policy and weightings can be found in ISS’ Canadian Executive Compensation FAQ.
Plan Cost
General Recommendation: Vote against equity plans if the cost is unreasonable.

Shareholder Value Transfer (SVT)
The cost of equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types.
SVT is assessed relative to a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.17
Rationale: Section 613 of the TSX Company Manual requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury. Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.
In addition, shareholder approval is also required for stock purchase plans using treasury shares where financial assistance or share matching is provided, security purchases from treasury where financial assistance is provided, and certain equity awards made outside of an equity plan.
Overriding Negative Factors
Plan Amendment Provisions
General Recommendation: Vote against the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:
•
Any increase in the number of shares reserved for issuance under a plan or plan maximum;
•
Any reduction in exercise price or cancellation and reissue of options or other entitlements;
•
Any amendment that extends the term of options beyond the original expiry;
•
Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation;
•
Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and
•
Amendments to the plan amendment provisions.
To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.
Rationale: In response to the rule changes affected by the TSX related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures. This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers. For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides

17 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007, to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.
According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:
•
Any increase in the number of shares reserved for issuance under a plan or plan maximum;Any reduction in exercise price of options or purchase price of other entitlements which benefits an insider;18
•
Any amendment that extends the term of options or other entitlements beyond the original expiry and that benefits an insider of the issuer;
•
Any amendment to remove or exceed the insider participation limits; and
•
Amendments to an amending provision within a security based compensation arrangement.
In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.
Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.
Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested. The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year-end is completed, but prior to the filing of the information circular.
ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines. Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders. ISS has for many years recommended against any re-pricing of outstanding options. Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders. The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.
Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves. Directors who are able to grant themselves equity awards without limit could find their

18 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders. If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will consider this an amendment to those securities and will require security holder approval, unless the re-grant occurs at least 3 months after the related cancellation.

independence compromised. Therefore, the inclusion of non-employee directors in management equity-based compensation plans, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation. For clarification purposes, in keeping with ISS’ policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.
The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders
Non-Employee Director (NED) Participation
Discretionary Participation
General Recommendation: Vote against a management equity compensation plan that permits discretionary NED participation.
Limited Participation
General Recommendation: Vote against an equity compensation plan proposal where:
•
The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or
•
The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.
The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options. For further details, please refer to the ISS Canadian Executive Compensation FAQ.
Rationale: Due to the continuing use of options in compensation plans in Canada, ISS has not opposed the use of options for outside directors per se but has tried to address potential governance concerns by ensuring a reasonable limit on grants to independent NEDs who are charged with overseeing not only a company’s compensation scheme but also corporate governance and long-term sustainability. With regard to full value award plans, the directors who administer the plans should not participate in those same plans on a discretionary or excessive basis.
Repricing Options
Repricing History
General Recommendation: Vote against an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.
Other Compensation Proposals
Individual Grants
General Recommendation: Vote against individual equity grants to NEDs in the following circumstances:
•
In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
•
Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.
Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.
Rationale: To address investor concerns related to discretionary or unreasonable NED participation in management equity compensation plans, ISS established an acceptable limit on grants to such directors who are not only charged with the administration of a company’s compensation program but are also responsible and accountable for the company’s overall corporate governance and long term sustainability. The established acceptable range for aggregate

NED option grants is 0.25 percent to 1 percent of the outstanding shares. Within that range an individual annual director limit was established based on market practice.
Canadian institutional investors do not generally support stock options as an appropriate form of equity compensation for NEDs, and, at a minimum, require that option grants to NEDs be substantially restricted. ISS has maintained the previously established maximum limit on stock option grants to NEDs of $100,000 per director per year. However, based on current market practice, an updated annual individual NED share-based (non-option) award limit of $150,000 may be reasonable taking into consideration the increased demands on directors.
Please refer to the latest version of the ISS Canadian Equity Plan Scorecard FAQ for further details and discussion related to the NED limit policy.
Repricing Proposals
General Recommendation: Vote against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:
•
reduction in exercise price or purchase price;
•
extension of term for outstanding options, cancellation and reissuance of options; and
•
substitution of options with other awards or cash.
Rationale: Security Based Compensation Arrangements Section 613(i) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.
Canadian institutional investors have long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.
Although not required by TSX rules, ISS believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).
The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.
Employee Stock Purchase Plans (ESPPs, ESOPs)
General Recommendation: Vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:
•
Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
•
Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
•
Purchase price is at least 80 percent of fair market value with no employer contribution;
•
Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
•
The Plan Amendment Provision requires shareholder approval for amendments to:
•
The number of shares reserved for the plan;
•
The allowable purchase price discount;
•
The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.
Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.
Management Deferred Share Unit (DSU) Plans
General Recommendation: Vote for deferred compensation plans if:
•
SVT cost of the plan does not exceed the company’s allowable cap;
•
If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
•
NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);
•
The plan amendment provisions require shareholder approval for any amendment to:
•
Increase the number of shares reserved for issuance under the plan;
•
Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
•
Amend the plan amendment provisions
Rationale: Deferred compensation plans generally encourage share ownership in the company. These types of deferred compensation arrangements are usually designed to compensate executives and outside directors by granting share awards that are held for a period of time before payment or settlement thus aligning their interests with the long-term interests of shareholders, and by allowing them the opportunity to take all or a portion of their cash compensation in the form of deferred units.
Director Compensation
Non-Employee Director (NED) Deferred Share Unit (DSU) Plans
General Recommendation: Vote for a NED deferred compensation plan if:
•
DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and
•
Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.
General Recommendation: Vote for NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:
•
Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;
•
If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;
•
NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);
•
The plan amendment provisions require shareholder approval for any amendment to:
•
Increase the number of shares reserved for issuance under the plan;
•
Change the eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;
•
Amend the plan amendment provisions.
Other elements of director compensation evaluated in conjunction with DSU plan proposals include:
•
Director stock ownership guidelines of a minimum of three times annual cash retainer;
•
Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;
•
The mix of remuneration between cash and equity; and

•
Other forms of equity-based compensation, i.e. stock options, restricted stock.
Problematic Director Compensation Practices
General Recommendation: On a case-by-case basis, generally vote withhold for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:
•
Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);
•
Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
•
Other significant problematic practices relating to director compensation.
Rationale: The issuance of excessive inducement grants to non-employee directors can create problematic incentives which may compromise an otherwise independent director’s judgement or foster divergent incentives between those directors who have recently received such awards and those who have not. Similarly, the issuance of performance-based equity awards (e.g. performance share units or PSUs) to non-employee directors may increase the risk of misaligning directors’ interests away from the interests of shareholders and align them more with those of management.
Shareholder Proposals on Compensation
General Recommendation: Vote on a case-by-case basis for shareholder proposals targeting executive and director pay, taking into account:
•
The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.
Vote for shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.
Shareholder Advisory Vote Proposals
General Recommendation: Vote for shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.
Vote against shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.
Rationale: Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.
Supplemental Executive Retirement Plan (SERP) Proposals
General Recommendation: Vote against shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:
•
Inclusion of equity-based compensation in the pension calculation;
•
Inclusion of excessive bonus amounts in the pension calculation;
•
Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;
•
No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);
•
No reduction in benefits on a pro-rata basis in the case of early retirement.
In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

Rationale: The inclusion of incentive compensation amounts along with base pay as the basis for calculating supplemental pension benefits is generally viewed as an unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is ultimately absorbed by the company and its shareholders.
Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable in certain cases to include short-term cash bonus amounts in the SERP calculation. Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.
6.
SOCIAL/ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
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Exhibit B
Proxy Vote
Conflicts of Interest Certification
Name of Company:
Date of Proxy Vote:
Mason Street Advisors, LLC’s (“MSA’s) Proxy Voting Policies and Procedures state that, when voting proxies on behalf of MSA’s advisory clients, MSA employees will not be influenced by outside sources whose interests conflict with the interests of such clients. Any MSA employee who becomes aware of a conflict of interest relating to a particular proxy vote must immediately disclose that conflict to MSA’s Proxy Committee.
By signing below, I hereby certify that I am not aware of any conflict of interest that has influenced, or has the potential to influence, my proxy voting recommendation(s) with respect to the above listed proxy vote.
Signature:	Date:
Print Name:
Approval:	Date:

Aberdeen Standard Investments
ASI U.S. Registered Advisers (the “ASI Advisers”)
Proxy Voting Guidelines
Effective as of January 1, 2020
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the ASI Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the ASI Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the ASI Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the ASI Advisers voted proxies. In addition, Rule 204-2 requires the ASI Advisers to keep records of proxy voting and client requests for information.
As registered investment advisers, the ASI Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.
The ASI Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.
The ASI Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.
Voting decisions are made by the ASI Advisers’ investment teams, and are based on their knowledge of the company and discussions with management – ASI Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.
Where contentious issues arise in relation to motions put before a shareholders’ meeting, ASI Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, ASI Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.
In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by ASI invests in other funds managed by ASI.
For cases involving potential conflicts of interest, ASI Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of ASI Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.
We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters to tailored ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.
An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.
We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:
•
where a portfolio manager owns the holding in a personal account
•
An investee company that is also a segregated client
•
An investee company where an executive director or officer of our company is also a director of that company
•
An investee company where an employee of ASI is a director of that company
•
A significant distributor of our products
•
Any other companies which may be relevant from time to time
In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.
This policy has been developed by the ASI corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. ASI’s Stewardship Policy is published on our website.
To the extent that an ASI Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the ASI Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the ASI Advisers ’ clients. Clients that have not granted ASI voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.
As disclosed in Part 2A of each ASI Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its ASI Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the ASI Advisers do not generally disclose client-specific proxy votes to third parties.
Our proxy voting records are available per request and on the SEC’s website at SEC.gov.
On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, ASI will vote the Plan assets in accordance with ASI’s Proxy Voting Policy and in line with DOL guidance.
AMERICAN CENTURY INVESTMENTS
PROXY VOTING POLICIES
December 2019
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.
General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.
Specific Proxy Matters
1.
Routine Matters
a.
Election of Directors
(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2)
Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
(3)
Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.
(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.
b.
Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.
2.
Compensation Matters
a.
Executive Compensation
(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
b.
Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);
•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•
Establish restriction periods shorter than three years for restricted stock grants;
•
Do not reasonably associate awards to performance of the company; or
•
Are excessively dilutive to the company.
3.
Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.
Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.
Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c.
“Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.
Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.
Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.
Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.
“Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time- consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.
“Fair Price” Amendments
This is another type of charter amendment that would require an offer or to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i.
Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.
Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.
Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.
Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.
Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.
Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.
Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.
Other Matters
a.
Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non- smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.
Anti-Greenmail Proposals
“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.
Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.
Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.
Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.
Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.
Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h.
Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.
Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.
D.
Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BlackRock Investment Stewardship
Proxy voting guidelines for U.S. Securities
Effective as of January 2021
Contents
Introduction	B-293
Voting guidelines	B-293
Boards and directors	B-294
Auditors and audit-related issues	B-298
Capital structure proposals	B-299
Mergers, asset sales, and other special transactions	B-299
Executive Compensation	B-300
Environmental and social issues	B-302
General corporate governance matters	B-304
Shareholder Protections	B-305
If you would like additional information, please contact: ContactStewardship@blackrock.com
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.
The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
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Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Environmental and social issues
•
General corporate governance matters
•
Shareholder protections

Boards and directors
The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.
Director elections
Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.
In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
•
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees
•
We may vote against directors serving on key committees who we do not consider to be independent.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•
The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company
•
Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her ability to represent the best long-term economic interests of shareholders
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings to be poor attendance
•Where a director serves on an excessive number of boards, which may limit his / her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:
	Public Company Executive or Fund Manager[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

1 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.
2 In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and / or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to plan for adequate board member succession
•
The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote
•
The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•
Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s)or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee or the lead independent director.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose:
•
The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long- term strategy of the company
•
The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•
The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•
Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, skills, and perspective in measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and board quality and gender representation
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating / governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long -term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC),3 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against or withhold votes from the available slate of directors (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

3 A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, asset sales, and other special transactions
In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and / or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.
We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”
Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company , or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
We believe that well -managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.
BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.
Accordingly, we ask companies to:
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Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD
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Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
Climate risk
BlackRock believes that climate change has become a defining factor in companies’ long- term prospects. We expect every company to help their investors understand how the company may be impacted by climate related risks and opportunities, and how they are considered within the company’s strategy. Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.4
The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.
We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.
Key Stakeholder interests
As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.

4 The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

Human capital management
A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.
We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder Protections
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights ( see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter / articles / bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority requirements in those situations.
Virtual Meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.
This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.
MACQUARIE INVESTMENT MANAGEMENT

Global Proxy Voting Policies and Procedures
December 2020
Introduction
Macquarie Investment Management (“MIM”) is a global active manager within the asset management division of the Macquarie Group. These Proxy Voting Policies and Procedures (the “Procedures”) are utilized by the following companies1 within MIM:
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Macquarie Investment Management Business Trust (“MIMBT”): MIMBT is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). MIMBT is headquartered in Philadelphia, PA, USA and consists of the following series of entities: Delaware Management Company, Macquarie Investment Management Advisers, Delaware Capital Management, Macquarie Asset Advisers, Macquarie Alternative Strategies, and Delaware Investments Fund Advisers (each, an “Adviser” and, together with MIMBT, the “Advisers”).
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Macquarie Investment Management Global Limited (“MIMGL”): MIMGL holds an Australian financial services licence and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMGL is headquartered in Sydney, Australia.
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Macquarie Investment Management Europe S.A. (“MIME S.A.”): MIME S.A. is authorized and regulated by the Commission de Surveillance du Secteur Financier (“CSSF”) in the Grand Duchy of Luxembourg. MIME S.A. has an application pending to become a registered investment adviser with the SEC pursuant to the Advisers Act. MIME S.A. is headquartered in Luxembourg.
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Macquarie Funds Management Hong Kong Limited (“MFMHK”): MFMHK is licensed by the Securities and Futures Commission of Hong Kong and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MFMHK is headquartered in Hong Kong.
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Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”): MIMAK is authorized and regulated by the Financial Markets Authority (“FMA”) in Austria and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMAK is headquartered in Vienna, Austria.
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Macquarie Investment Management Europe Limited (“MIMEL”): MIMEL is authorized and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom. MIMEL is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMEL is headquartered in London, England.
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MIMBT and its series, MIMGL, MIME S.A., MFMHK, MIMAK, and MIMEL are referred to herein as MIM.
MIM provides investment advisory and portfolio management services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIM and its client or as a result of some other type of specific delegation by the client, MIM is often given the authority and discretion to exercise the securityholder’s right to vote on company and shareholder resolutions (referred to herein as “proxy” or “proxies) relating to the underlying securities held in such client portfolios managed by MIM. Also, clients sometimes ask MIM to give voting advice on certain proxies without delegating full responsibility to MIM to vote proxies on behalf of the client. Clients also have the option to retain the responsibility to vote proxies for their portfolio securities and occasionally clients will ask MIM to vote proxies pursuant to a client’s proxy voting policy. In cases where MIM has been delegated the responsibility to vote or provide advice on proxies, MIM has developed the following Procedures in order to ensure that MIM votes proxies or gives proxy voting advice that MIM believe is in the best interests of its clients. Typically, the investment management

1 The list of companies noted within these Procedures does not include every asset management entity within the MIM organization. For inquiries regarding the proxy voting policies of MIM companies not included above, please contact such MIM entity or your MIM representative for more details.

agreement between MIM and a client will fully and fairly disclose the terms of MIM’s role in proxy voting and such agreement will demonstrate the client’s informed consent on such proxy voting authority.
Procedures for Voting Proxies
MIM has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing MIM’s proxy voting process. The Committee consists of the following persons in MIM: (i) at least five portfolio management representatives; (ii) one representative from Fund Administration; (iii) one representative from Client Group; (iv) one representative from Compliance; and (v) one representative from the Legal Department. The person(s) representing each department on the Committee may change from time to time, but at least one member of the Committee will also be a member of MIM’s ESG Oversight Committee. The Committee will meet as necessary to help MIM fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues. The Committee may meet in person, by video conference, and/or telephonically and may also conduct business via email or by other electronic communication.
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis or as otherwise necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIM. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC, the Australian Securities & Investments Commission (“ASIC”), the CSSF, the FMA, the FCA, the European Securities and Markets Authority (“ESMA”), or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIM will vote proxies or give advice on voting proxies generally in accordance with such Procedures and MIM’s Proxy Voting Guidelines (the “Guidelines”).
In order to facilitate the actual process of voting proxies, MIM retains the following proxy advisory firms (as of the date of these Procedures) for various services: Institutional Shareholder Services (“ISS”); Glass Lewis & Co., including its Australian subsidiary CGI Glass Lewis (together, “Glass Lewis”); and Ownership Matters (“OM”). ISS, Glass Lewis, OM, and any other proxy advisory firms utilized by MIM are collectively referred to as “Proxy Advisor” within these Procedures. Also, certain clients may request that MIM utilize the client’s preferred proxy advisory firm from time to time and as agreed to by the parties.
The Proxy Advisor and/or the client’s custodian monitor corporate events in connection with MIM’s client accounts. After receiving the proxy statements, Proxy Advisor will review the proxy issues and recommend a vote in accordance with MIM’s Guidelines. When the Guidelines state that a proxy issue will be decided on a case-by-case basis, Proxy Advisor’s custom research team will look at the relevant facts and circumstances and research the issue to provide MIM with a recommendation as to how the proxy should be voted in accordance with the parameters described in the Guidelines. If the Guidelines do not address a particular proxy issue, Proxy Advisor will similarly look at the relevant facts and circumstances and research the issue to provide a recommendation as to how the proxy should be voted. In limited cases where Proxy Advisor is unable to provide research and a proxy vote recommendation for a portfolio company, MIM will be solely responsible for researching the proxy and voting the proxy.
Proxy Advisor’s proxy voting research recommendations are made available to the applicable portfolio management teams within MIM to review and evaluate prior to the corresponding shareholder meeting. As described further below in the “Proxy Voting Guidelines” section, there will be times when a MIM portfolio management team believes that the best interests of the client will be better served if MIM votes a proxy counter to Proxy Advisor’s research recommendation under the Guidelines. In these cases, the portfolio management team will document the rationale for their votes and provide such rationale to the Committee or the Committee’s delegates for its records. The Committee and its delegates are responsible for reviewing the rationale for these votes to assure that it provides a reasonable basis for any vote.
After a proxy has been voted, Proxy Advisor will create a record of the vote in order to help MIM comply with its duties listed under “Availability of Proxy Voting Information and Recordkeeping” below. If a client provides MIM with its own instruction on a given proxy vote for their portfolio, MIM will forward the client’s instruction to Proxy Advisor who will vote the client’s proxy pursuant to the client’s instruction.

MIM will attempt to vote every proxy which they or their agents receive when a client has given MIM the authority and direction to vote such proxies. However, there are situations in which MIM may not be able to process a proxy or the cost of processing such proxies would be high and/or exceed the expected benefits to the client. Examples of such situations include, but are not limited to: MIM may not have sufficient time to process a vote because MIM or its agents received a proxy statement in an untimely manner; MIM generally retains voting rights in respect of securities lent or pledged as collateral but may in certain situations be unable to vote a proxy, for example, in relation to a security that is on loan pursuant to a securities lending program; or casting a vote on a security could involve additional costs such as hiring a translator or hiring an agent or traveling to the site of the shareholder meeting to vote the proxy in person. Use of a Proxy Advisor and relationships with multiple custodians can help to mitigate a situation where MIM is unable to vote a proxy.
Company Management Recommendations
When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company’s management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM’s votes are cast in accordance with the recommendations of the company’s management. However, MIM may vote against management’s position when it runs counter to the Guidelines, and MIM will also vote against management’s recommendation when MIM believes such position is not in the best interests of MIM’s clients.
MIM portfolio management teams retain the ability to discuss upcoming proxy votes with company management. In those instances where MIM votes against management’s recommendation and the proxy result is contrary to MIM’s vote, the portfolio management team that manages the security may escalate the matter. Each portfolio management team is responsible for determining whether there is a need to escalate based on the facts and circumstances of the proxy vote. Options available to the portfolio management team include: directly contacting the company’s senior management; utilizing MIM’s Head of ESG Oversight to engage with the company on the team’s behalf; and/or reducing the team’s holdings in the company or divesting from the position in its entirety.
Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIM may not be influenced by outside sources who have interests which conflict with the interests of MIM’s clients when voting proxies for such clients. However, in order to ensure that MIM votes proxies in the best interests of the client, MIM has established various systems described below to properly deal with a material conflict of interest.
Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Guidelines. As stated above, these Procedures (including the Guidelines) are reviewed and approved by the Committee annually and at other necessary times. The custom Guidelines are then utilized by Proxy Advisor going forward to provide recommendations on how to vote client proxies. The Committee approves the Guidelines only after it has determined that the Guidelines are designed to help MIM vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Since the Guidelines are pre-determined by the Committee, application of the Guidelines by MIM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by Proxy Advisor should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with Proxy Advisor’s recommendation pursuant to our Guidelines, then no further action is needed to be taken by the Committee. If the MIM portfolio management team is considering voting a proxy contrary to Proxy Advisor’s research recommendation under the Guidelines, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with Proxy Advisor’s research recommendation or abstain from voting. Except as permitted by law, MIM will not vote in relation to related party securities on proposals in which MIM has an interest other than as an investor. Generally, MIM will abstain from voting on proposals related to Macquarie Group Limited (“MGL”) or on entities controlled by MGL.

Oversight of Proxy Advisory Firm
The Committee and appropriate MIM personnel are responsible for overseeing Proxy Advisor’s proxy voting activities for MIM’s clients. MIM will conduct periodic due diligence of Proxy Advisor that will include: (i) Proxy Advisor’s conflict of interest procedures and any other pertinent procedures or representations from Proxy Advisor in an attempt to ensure that Proxy Advisor will make research recommendations for voting proxies in an impartial manner and in the best interests of MIM’s clients; (ii) the adequacy and quality of Proxy Advisor’s staffing, personnel, and technology; (iii) the methodologies, guidelines, sources and factors underlying Proxy Advisor’s voting recommendations; (iv) whether Proxy Advisor has an effective engagement process for seeking timely input from issuers, its clients and other third parties and how that input is incorporated into Proxy Advisor’s methodologies, guidelines and proxy voting recommendations; (v) how Proxy Advisor ensures that it has complete, accurate and up-to-date information about each proxy voting matter and updates its research accordingly; (vi) reviewing whether Proxy Advisor has undergone any recent, material organizational or business changes; and (vii) a review of Proxy Advisor’s general compliance with the terms of its agreement with MIM.
Availability of Proxy Voting Information and Recordkeeping
Clients of MIM will be directed to their client service representative to obtain information from MIM on how their securities were voted. At the beginning of a new relationship with a client, MIM will typically provide clients with a concise summary of MIM’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. Existing clients will also be provided with the above information as agreed with the client.
Where required by applicable law, MIM will also retain records regarding proxy voting on behalf of clients. MIM will typically keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by Proxy Advisor or electronic filings from the company’s respective regulatory filing system); (iii) records of votes cast on behalf of MIM’s clients (via Proxy Advisor); (iv) records of a client’s written request for information on how MIMBT voted proxies for the client, and any MIM written response to an oral or written client request for information on how MIMBT voted proxies for the client; and (v) any documents prepared by MIM that were material to making a decision as to how to vote or that memorialized the basis for that decision.
Proxy Voting Guidelines
The Proxy Voting Guidelines summarize MIM’s positions on various issues and give a general indication as to how MIM will vote proxies on each issue. The Proxy Voting Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should align with the goal of maximizing the value of the client’s investments.
For certain clients, MIM may also need to take into account additional factors outside of the Guidelines that will influence how MIM analyzes and votes proxies. For example, proxy votes made by MIM for a client with specialized investment objectives and strategies may take into account additional research and factors that may lead a portfolio management team to vote a proxy in a different manner. In these situations, MIM may also develop one-off proxy voting guidelines for such client. In addition, the location of a portfolio company may also necessitate MIM having to review additional research and factors in order to account for local laws and standards when voting proxies.
Moreover, the list of Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIM will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that MIM believes promotes the best interests of the client.
Although MIM will usually vote proxies in accordance with these Guidelines, each MIM portfolio management team reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the team believes that a client’s best interests would be served by such a vote. In all cases, the MIM portfolio management team responsible for voting proxies on behalf of a client will have the final decision on how to vote proxies, subject to these Procedures.
To the extent that management of a portfolio company or another company shareholder would like to engage with MIM on a particular proxy statement, the company or shareholder should reach out to the MIM portfolio management team who holds the applicable company security on behalf of its clients. MIM will consider any additional information provided by the company or shareholder regarding an upcoming proxy and analyze such information along with prior research provided by Proxy Advisor before coming to a decision on how to vote an applicable proxy.
Federated Hermes
Operating Procedures

Effective 02/11/2021
Proxy Voting Policies and Procedures
Business Unit/Division: Investment Management
Purpose of this Procedure

To describe the proxy voting policies, practices and procedures of the Federated advisory companies in order to comply with Rule 206(4)-6 under the Investment Adviser’s Act of 1940 (the “Adviser’s Act”).
Governing Policy

Federated Equity Management Company of Pennsylvania, Federated Investment Management Company, Federated Global Investment Management Company, Federated Investment Counseling, Federated Investors (UK) LLP, Federated MDTA LLC, Passport Research, Ltd., and Federated Advisory Services Company (each an “Adviser” and collectively, the “Advisers”) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in compliance with Rule 206(4)-6 under the Adviser’s Act. These Policies and Procedures shall also apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which an Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Directors or Trustees of such investment company has delegated to the Adviser authority to vote the investment company’s proxies, subject to the Board’s oversight and receipt of regular reports.
General Policy
Unless otherwise directed by a client or the Board of Directors or Trustees of an investment company, (referred to collectively as “Client” or “Clients”), it is the policy of the Advisers to cast proxy votes at shareholder meetings (“Company Meetings) on behalf of the Advisers’ Clients. As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company. This approach to voting proxy proposals will be referred to hereafter as the General Policy. Nothing in the General Policy shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of Clients. The Advisers generally vote consistently on the same matter when securities of an issuer are held by multiple Client portfolios. However, the Advisers may vote differently if a particular Client’s investment objectives differ from those of other Clients or if a Client explicitly instructs the Advisers to vote differently.
Application to Specific Proposals
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Advisers support or oppose a proposal will always depend on a thorough understanding of the Client’s investment objectives and the specific circumstances described in the proxy statement.
Corporate Governance
Generally, the Advisers will vote proxies:
•
In favor of directors nominated in an uncontested election, but against any director who:
•
had not attended at least 75% of the board meetings during the previous year;
•
serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice;
•
has become overboarded (more than five boards for retired executives and more than two boards for CEO’s);
•
is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director;
•
served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or

•
served on a board that did not implement a shareholder proposal that Federated supported and where such proposal also received more than 50% shareholder support.
•
In favor of a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent.
•
In favor of shareholder proposals to declassify the board of directors;
•
In favor of shareholder proposals to require a majority voting standard in the election of directors;
•
In favor of shareholder proposals to separate the roles of chairman of the board and CEO;
•
In favor of a proposal to require a company’s audit committee to be composed entirely of independent directors;
•
In favor of shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”);
•
In favor of proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree;
•
Against shareholder proposals to allow shareholders to act by written consent;
•
In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company;
•
On a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”);
•
In favor of shareholder proposals to eliminate supermajority requirements in company bylaws;
Environmental and Social Issues
Generally, the Advisers will vote proxies on shareholder proposals dealing with social or environmental issues on a case-by-case basis. The Advisers will take into account the literal meaning of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. Above all, the Advisers will vote in a manner that would enhance the long-term value of the securities being voted within the framework of the Client’s investment objectives.
Capital Structure
Generally, the Advisers will vote proxies:
•
Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;
•
In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);
•
In favor of a proposals to grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders; and
•
On a case-by-case basis for proposals authorizing a stock repurchase or special dividend program.
Compensation and Stock Option Plans
Generally, the Advisers will vote proxies:
•
Against the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance.
•
In favor of the advisory vote on the frequency of the Say On Pay vote when the frequency is annually.
•
In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;
•
Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and
•
Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
M&A Activity
The Advisers will vote proxies relating to mergers, acquisitions, and sales of assets based upon the Advisers’ analysis of the proposed business strategy, the transaction price, and the expected impact on the total return for Clients.

Contested Elections
The Advisers will vote proxies relating to contested elections of directors based upon the Advisers’ analysis of the opposing slates and their proposed business strategy and the expected impact on the total return for Clients.
Cost/Benefit Analysis
Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if it is determined that the consequences or costs of voting outweigh the potential benefit to Clients. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
When Federated Does Not Perform Qualitative Research
The Advisers may employ an investment strategy for certain funds or accounts that does not make use of qualitative research. For example, the MDT and the Federated index funds utilize quantitative strategies. Further, Federated may engage a sub-adviser that utilizes a quantitative strategy to manage certain funds or accounts. In all of these cases (“Non-Qualitative Accounts”), Federated may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Advisers will vote the proxies of these Non-Qualitative Accounts as follows:
•
In accordance with the Standard Voting Instructions (defined below);
•
If the Advisers are casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account;
•
If neither of the first two conditions apply, as the proxy voting service is recommending (see below for discussion of Proxy Advisors’ conflicts of interest); and
•
If none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Securities Lending Recall
The Advisers do not have the right to vote on securities while they are on loan. However, the Advisers will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Advisers believe materially affects shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee (See Security Lending Procedures for details of how the services of the proxy voting service are used to recall securities). However, there can be no assurance that the Advisers will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
When Issuers Submit Rebuttals to Glass Lewis Voting Recommendations
The Advisers will take into account feedback from issuers on the voting recommendations of Glass Lewis if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Advisers’ voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Advisers’ policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
Background / Overview

Under Rule 206(4)-6 of the Adviser’s Act, every investment adviser (as defined in Section 2(a)(20) of the 1940 Act) must “adopt and implement written policies and procedures that are reasonably designed to ensure that [investment advisers] vote client securities in the best interests of clients”. In addition, under Rule 30b1-4 of the 1940 Act, each registered investment management company must, no later than August 30th of each year, file a proxy voting record on Form N-PX for the most recent twelve-month period ending June 30th (See the section below entitled “Form N-PX Filing”). These Policies and Procedures are designed to ensure that the Advisers meet the requirements of these rules.

The Advisers have established a Proxy Voting Committee (the “Committee”) consisting of the following permanent voting members (unless noted otherwise):
Chief Investment Officer for Global Equity
President of the Advisers
Chief Risk Officer (non-voting)
Director of Proxy Voting
The permanent members may then appoint other members, both voting and non-voting, to the Committee as they deem necessary. The Committee will notify Clients upon written request, of the identity of any members appointed to the Committee as well as changes made to the Committee membership.
The Committee will adopt such practices as it deems appropriate to regulate its meetings and the means of directing votes, including directions authorized by voice or electronic messages.
Employment of Proxy Voting Services
The Advisers have hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. Currently, this service is provided by Glass Lewis & Co. LLC. The Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the
Committee in order to vote common proxy proposals. As the Committee believes that a shareholder vote is equivalent to an investment decision, the Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that is consistent with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Committee. The Advisers have executed and delivered to the proxy voting service a limited power of attorney to cast ballots on behalf of the Advisers’ Clients.
However, if the Standard Voting Instructions require case-by-case treatment for a proposal, the Proxy Voting Operations Team (the “PVOT”) will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Committee. This process is described in more detail below.
The Proxy Voting Management Group
The Committee has created the Proxy Voting Management Group (“PVMG”) to assist it in carrying out the day-to-day operations related to proxy voting. The PVMG consists of the following permanent members:
•
Head of the Responsible Investing Office
•
Director of Proxy Voting
•
Chief Compliance Officer
The PVMG also consists of other members who are appointed from time to time by the Head of the Responsible Investing Office.
The day-to-day operations related to proxy voting is carried out by the PVOT and overseen by the PVMG. This work includes, but is not limited to:
•
interacting with the proxy voting service on the Committee’s behalf;
•
soliciting voting recommendations from the Advisers’ investment professionals, as necessary, on case-by-case items;
•
bringing voting recommendations to the Committee for case-by-case items and for voting contrary to the Standard Voting Instructions;
•
filing any required proxy voting reports;
•
providing proxy voting reports to Clients as they are requested from time to time;
•
keeping the Committee informed of any issues related to proxy voting;
•
voting ballot questions of a technical, procedural, or administrative nature; and
•
voting as directed by the Committee.

Procedure Steps

Ballot Reconciliation
Federated’s Business Information Systems Department (“BISD”) will send to Glass Lewis on a daily basis a list of all voting securities held in portfolios managed by the Advisers. Glass Lewis shall use this list of voting securities to determine whether all ballots have been received. If Glass Lewis has not received all required ballots, they will contact the Advisers and assist in obtaining the missing ballots from the custodians.
Automated Voting and Vote Processing
Glass Lewis provides the following services related to voting and vote processing.
1.
Automated voting on any proposals for which they have received Standard Voting Instructions from the Advisers.
2.
An on-line proxy voting platform which allows the PVOT to manually cast votes on case-by-case items (see below).
3.
Transmission of votes to voting tabulation firms and related recordkeeping.
4.
Reporting of voting activity for use by the Committee, Clients, and the PVOT.
Case-By-Case Voting
The Standard Voting Instructions require certain proposals to be voted as “case-by-case” items. This means Glass Lewis will not automatically cast a vote but indicate to the PVOT that the proposal should be voted manually. For each case-by-case item, the PVOT will seek a voting recommendation from an investment professional who has performed qualitative research on the company. The PVOT will then present the voting recommendation to the Committee for their approval. The Committee may send the voting recommendation back to the PVOT and the investment professional for reconsideration and a new voting recommendation. Once approval is received, the PVOT will vote the item on the Glass Lewis system.
If the proposal is for any of the following questions, the PVOT will notify the investment professional who has performed qualitative research on the company that, absent any objections, Federated is planning to cast a FOR vote.
1.
M&A transactions
2.
Questions concerning raising capital through issuance of securities
3.
Questions concerning divestitures and spin-offs
4.
Elimination of dual class common stock
5.
Approval of fixed versus variable compensation ratios.
If the investment professional has no objections, the PVOT will vote FOR on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
If the proposal is for a highly technical, procedural, or administrative question, the Director of Proxy Voting will research the issue, determine the vote, and direct the PVOT to vote the item on the Glass Lewis system without consulting the Committee. The votes will be reported to the Committee on a quarterly basis.
When Federated Does Not Perform Qualitative Research
When a proxy proposal requires a case-by-case vote for a security held solely by a Non-Qualitative Account, the PVOT shall vote the shares as recommended by the proxy voting service. (See below for discussion of Proxy Advisors’ conflicts of interest.) The PVOT will retain copies of all documentation related to the vote as required in the paragraph of these Policies and Procedures entitled “Recordkeeping and Reporting.”

Small and Micro Cap Processing
The Standard Voting Instructions stipulate that certain proxy issues for smaller companies are voted differently than for larger companies. For example, US small and micro cap companies, defined as those not in the Russell 1000 universe, have different threshholds in the Standard Voting Instructions for proposals related to reporting on social and environmental matters.
Voting Shares of Mutual Funds and Exchange Traded Funds
In four situations it may be appropriate for the Advisers to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This proportional voting is referred to in the industry as “echo voting.”
1.
When a Federated Fund Owns an ETF
The need to echo vote is dependent on the terms in participation agreement between Federated and the various ETF complexes, which allow the Federated funds to invest in ETFs in excess of the limitations contained in the Investment Company Act of 1940 (“1940 Act”). Due to this complexity, the PVOT will always echo vote ETF proxies.
2.
When a Federated Fund Owns Another Federated Fund
If a Federated fund owns shares in another Federated fund, the fund will echo vote its shares regardless of the size of its position. Alternatively, the Board of Trustees of the Federated fund could direct the Committee to vote in another manner.
3.
When a Federated Fund or a Sub-Advised Mutual Fund Client Owns an Unaffiliated Mutual Fund
If a Federated fund or a sub-advised mutual fund client owns shares of an unaffiliated mutual fund in excess of a limit contained in the 1940 Act, echo voting is required. That conditions associated with the exception are contained in Section 12(d)(1)(F) of the 1940 Act. Since the limit may vary from case to case, the PVOT will seek written guidance from the Compliance Department whenever this situation arises. That guidance, whether or not echo voting is required, will become part of the permanent records supporting this proxy vote.
4.
When a Sub-Advised Mutual Fund Client Owns a Federated Fund
If a sub-advised fund owns shares in a Federated fund, the sub-advised fund will echo vote its shares. Alternatively, the Adviser to the sub-advised fund could direct the Committee to vote in another manner.
Form N-PX Filing
Form N-PX, the annual report of proxy votes by US mutual funds, is required to be filed with the SEC by August 30. The proxy voting service provides reporting to assist the PVOT and Federated’s Legal Department with Form N-PX preparation. This process is detailed in the Form N-PX Filing Procedure.
Advisers’ Conflicts of Interest
A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest in how the Adviser votes the proxy on behalf of its client. For purposes of these Policies and Procedures, a company with a “significant business relationship with the Advisers” includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) BT Group plc, due to its ownership interest in Hermes Investment Management; and (d) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Committee.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to below as an “Interested Company.” (See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for guidance on how to identify an Interested Company.) The terms “affiliated person” and “investment adviser” shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended, except that a company whose stock is owned by any investment company or account advised by Federated shall not be treated as an “affiliated person” based solely on the ownership or control of that company’s stock1.
In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:
1.
Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to the Director of Proxy Voting. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will vote proxies for its Clients.
2.
Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding how proxies will be voted.
3.
Any Committee member contacted by a proxy solicitation firm shall not disclose to that firm the size of the position owned in the company’s stock. Nor shall he or she disclose to that firm the preliminary or final voting decisions for ballot questions on the company’s proxy. These proxy solicitation firm communications are not required to be reported to the Committee.
4.
If the Standard Voting Instructions already provide specific direction on the proposal about which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Standard Voting Instructions require case-by-case treatment for the proposal, the case-by-case voting procedure as described above will be followed without regard for the interests of the Advisers with respect to the Interested Company.
5.
If the Advisers cast proxy votes for an Interested Company that resulted from the case-by-case voting procedure, the Committee shall disclose annually to the Board of Directors or Trustees of the Federated Funds, and upon request to any other Client, for whom the votes were cast:
•
That the Advisers have a significant business relationship with the Interested Company;
•
The proposals regarding which votes were cast;
•
Any material communications between the Advisers and the Interested Company regarding the proposal; and
•
Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.
6.
If the Client owns shares of an investment company for which the Adviser is the investment adviser, the Committee will echo vote the Client’s shares, unless the Client directs otherwise. See the section above entitled “Voting Shares of Mutual Funds and Exchange Traded Funds.”
7.
To ensure that any proxy relating to an Interested Company is voted and reported in accordance with this Policy the PVOT will obtain the following lists:
a.
List of any Adviser client that is a public company. This list will come from Investment Management Administration (quarterly).

1 Section 2(a) of the Investment Company Act defines an “Affiliated Person” of another person as (A) any person directly or indirectly owning, controlling, or holding with power to vote 5 per centum or more of the outstanding voting securities of such other person; (B) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As stated above, for purposes of this Policy, a company will not be treated as an affiliate solely because an investment company or other account advised by the Adviser owns, controls, or holds with power to vote five percent or more of the outstanding voting securities of that company. See “Downstream Affiliates” procedure below.

b.
List of any entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser. This list will come from the Compliance Department (quarterly).
c.
List of any entity from or through whom more than 10% of Federated Investors Inc. revenue is derived. These entities are disclosed on the Federated Investors, Inc., annual report (annually).
The PVOT will identify any proxies relating to any entity appearing on these lists.
In lieu of following steps 3 and 4, the Adviser may seek direction from the Client concerning how to vote a proxy for an Interested Company. In seeking such direction, the Adviser will disclose the nature of its significant business relationship which has caused the company to be considered an Interested Company. The Adviser may also provide a voting recommendation to the Client. Such recommendation may be contrary to the Standard Voting Instructions.
Downstream Affiliates
If the Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”)2, the Committee must first receive guidance from Counsel to the Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If Counsel determines that an actual conflict exists, the Committee must address any such conflict with the Executive Committee of the Board of Directors or Trustees of any Investment Company client prior to taking any action on the proxy at issue. See Exhibit A, “Proxy Voting Conflicts of Interest Flowchart for Case-By-Case Votes,” for an illustration of the steps in this process.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms, such as Glass Lewis and ISS, may have significant business relationships with the subjects of their research and voting recommendations. For example, a Glass Lewis client may be a public company with an upcoming shareholders’ meeting and Glass Lewis has published a research report with voting recommendations. In another example, a Glass Lewis board member is also sits on the board of a public company for which Glass Lewis will write a research report. These and similar situations give rise to an actual or apparent conflicts of interest.
In order to avoid concerns that the conflicting interests of Glass Lewis have influenced their proxy voting recommendations, the Advisers will take the following steps:
1.
A due diligence team made up of Federated employees will meet with Glass Lewis on an annual basis and determine through a review of their policies and procedures and through inquiry that Glass Lewis has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest. See below for recordkeeping requirements.
2.
Whenever the standard voting guidelines call for voting a proposal in accordance with the Glass Lewis recommendation and Glass Lewis has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps:
a.
The PVOT will obtain a copy of the research report and recommendations published by ISS for that issuer.
b.
The Director of Proxy Voting, or his designee, will review both the Glass Lewis research report and the ISS research report and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Committee on a quarterly basis.
Alternatively the PVOT may seek direction from the Committee on how the proposal shall be voted.

2
Although the Investment Company Act defines, in relevant part, an “affiliate” as any person 5 percent or more of whose outstanding voting securities are owned with power to vote, by such other person, for purposes of this Policy, the amount of ownership required to be deemed a Downstream affiliate has been determined to be 10%.

Recordkeeping
In addition to any other reports required hereunder, the Committee shall submit a report to the Board of Directors or Trustees of the Federated Funds, at the next meeting after which the Committee has voted contrary to the Standard Voting Instructions on a proposal affecting any Downstream Affiliate. The report shall include:
•
The reason why the company is a Downstream Affiliate;
•
The proposals for which votes were cast;
•
Any material communications between the Adviser and the Downstream Affiliate regarding the proposals; and
•
The reason for the Adviser’s decision to vote contrary to the proxy voting guidelines.
PVOT, aided by the proxy voting service, shall maintain a record of all votes cast on behalf of each Client. The PVOT shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee’s decisions regarding how to vote proxies or that memorializes the basis for their decision, (b) any written client request for information on how a Client’s proxies were voted and (c) any written or oral response to such a request. All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).
PVOT shall maintain documentation of all due diligence meetings conducted at Glass Lewis.
Exceptions

The Advisers may employ alternate voting instructions to vote proxies for a Client if so requested by the Client. For example, the Adviser may employ the proxy voting service’s Taft-Hartley proxy voting policy in order to vote proxies for a Trade Union client. This exception will always be at the request of the Client and all votes will be administered by the proxy voting service. The Adviser will exercise no discretion in voting in such a case.
Key Terms, Definitions, References

DEFINITIONS
General Policy – As investment advisers with a fiduciary duty to its Clients, the Advisers will cast proxy votes in favor of management proposals and shareholder proposals that the Advisers anticipate will enhance the long-term value of the securities being voted in a manner that is consistent with the Client’s investment objectives.
Standard Voting Instructions – specific instructions, based on the General Policy, supplied to the proxy voting service by the Proxy Voting Committee to enable the proxy voting service to implement automated proxy voting.
Investment Adviser - as defined in Section 2(a) of the Investment Company Act of 1940.
Significant Business Relationship - includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company; (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and; (c) BT Group plc, due to its ownership interest in Hermes Investment Management; and (d) any company that has another form of significant business relationship with an affiliated person of the Adviser as determined by the Proxy Voting Committee.
Interested Company - a company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Voting Committee has a significant business relationship with the Advisers.
Downstream Affiliate – a company whose stock is owned by an investment company or account managed by Federated where the level of ownership is 10% or more of the outstanding shares.

Upstream Affiliate - Entity which owns, and has voting or dispositive authority over, 5% or more of any investment company for which the Adviser is the investment adviser.
FIAM LLC Proxy Voting Guidelines
February 2021
I.
Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.
Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.
Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
There are no women on the board or if a board of ten or more members has fewer than two women directors
The director is a public company CEO who sits on more than two unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1.
The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2.
The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3.
For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.
Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1.
Management’s track record and strategic plan for enhancing shareholder value;
2.
The long-term performance of the company compared to its industry peers; and
3.
The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.
Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.
Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three- year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E.
Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.
Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.
Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals.

Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.
Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.
Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.
Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1.
The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2.
The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3.
The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1.
Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2.
Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long- term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1.
Whether the proposal excludes senior management and directors;
2.
Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.
The company's relative performance compared to other companies within the relevant industry or industries;
4.
Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5.
Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.
Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV.
Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
-
The actions taken by the board or compensation committee in the previous year,
-
including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
-
The alignment of executive compensation and company performance relative to peers; and
-
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.
Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committees if:
1.
The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
2.
Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a)
Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)
Adopted or extended a golden parachute.
B.
Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V.
Environmental and Social Issues
Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long- term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.
VI.
Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
-
classified boards;
-
“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
-
golden parachutes;
-
supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
-
poison pills;
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restricting the right to call special meetings;
-
provisions restricting the right of shareholders to set board size; and
-
any other provision that eliminates or limits shareholder rights.
A.
Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1.
Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2.
Is integral to a business strategy that is expected to result in greater value for the shareholders;
3.
Requires shareholder approval to be reinstated upon expiration or if amended;
4.
Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5.
Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.
Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.
Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.
Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.
Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
-
All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
-
A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
-
It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII.
Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.
Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B.
Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.
Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.
Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.
X.
Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.
Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII.
Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII.
Conclusion
Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
•
For a large-capitalization company, burn rate higher than 1.5%.
•
For a small-capitalization company, burn rate higher than 2.5%.
•
For a micro-capitalization company, burn rate higher than 3.5%.
Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
Micro-capitalization company means a company with market capitalization under US $300 million.
Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
FIDUCIARY MANAGEMENT, INC. (FMI)
Statement on Proxy Voting Policies and Voting Procedures
(Effective as of 12/31/2008, and amended 02/22/2018)

Policies
Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. To assist in our review of the proxies we receive, we may refer to the analyses and voting recommendations of an independent, third party proxy service provider (e.g., Glass, Lewis & Co., LLC, Institutional Shareholder Services Inc., etc. (each, a “Proxy Service Provider”)). While we may consider the analyses and recommendations provided by a Proxy Service Provider in making a final voting decision, we do not consider recommendations from a Proxy Service Provider to be determinative of our ultimate decision. Rather, we exercise our independent judgment in making voting decisions (except as discussed below).
The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.
Administrative Issues
We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.
Management Entrenchment Issues
We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.
We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.
Mergers and Acquisitions
Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stock of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.
Management Incentives
We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We generally vote against traditional stock option plans.
Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements has an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.
Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.
Social Issues
It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.
Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.
Conflicts of Interest
FMI strives to ensure that all conflicts of interest are resolved in the best interests of its clients. When there is an apparent conflict of interest, or the appearance of a conflict of interest (e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company), we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules (e.g., directors and auditors). In all other cases involving a conflict or appearance of a conflict, we will cause the proxies to be voted in accordance with the recommendations of a Proxy Service Provider.
Procedures
FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the pension committee, board of trustees, custodian or client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.
In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style (i.e., small holdings), we will vote those proxies based upon the management’s recommendations.
Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above. Please note that in certain circumstances, securities on loan may not be recalled due to circumstances beyond the control of FMI.
Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
January 15, 2021

1. GENERAL
A.
Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4.
Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not a client’s proxy:
•
The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•
The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•
Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•
The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client’s shares have been loaned to a third party1), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles control.
5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C.
Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether , as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)
the adequacy and quality of the Proxy Voting Service’s staffing , personnel and technology,
(b)
whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d)
the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv)
in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c.
If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D.
Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting

Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A.
Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director's or officer’s legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by- case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B.
Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) if the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's “say on pay” advisory vote.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.
Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.
B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C.
In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed..
D.
Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.
Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D.
Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote for proposals that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.
E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E.
Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.
Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.
Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors, including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.
B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.
Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients. Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I.
General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transactions of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2021
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.
Voting Guidelines;

B.
Administrative Procedures;
C
Records Retention; and
D.
Reports.
A.
VOTING GUIDELINES
1.
General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
2.
MFS’ Policy on Specific Issues
Election of Directors at U.S. Issuers
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a

U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.
MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.
MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.
For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections
MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).
Classified Boards
MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re- submission thresholds for director nominees via Proxy Access.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.
Stock Plans
MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non- employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g.; single or modified single-trigger).
Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of an advisory vote on executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors
MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting
MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.
Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti- takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.
MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly- available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Global Issuers (ex-U.S)
MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; 4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).
Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, or European or Australian company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, and European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.
Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.
Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
Mergers, Acquisitions & Other Special Transactions
MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
B.
ADMINISTRATIVE PROCEDURES
1.
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
○
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
○
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and
○
Considers special proxy issues as they may arise from time to time; and
○
Determines engagement priorities and strategies with respect to MFS' proxy voting activities.
2.
Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS'
d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law
Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.
Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS also uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by- case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.
Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6.
Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.
Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
C.
RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.
REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records
MFS also publicly disclose its firm-wide proxy voting records.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
PIMCO
PROXY VOTING POLICY AND PROCEDURES
Policy
The proxy voting policy (“the Policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1
PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.
Effective Date: August 2003
Revised Date: May 2007
May 2010
October 2012
June 2014
November 2017
April 2020
A.
General Policy Statement
The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department or the Conflicts Committee has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

B.
Conflicts of Interest
1. Identification of Conflicts of Interest
When acting on client proxies potential conflicts of interest may appear to or can interfere with PIMCO’s ability to evaluate proxies in accordance with PIMCO’s fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) PM/Analyst responsible for voting proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.
Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.
Each PM/ Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ Analyst in good faith and in the best interests of the client.
PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.
2. Resolution of Potential/ Identified Conflicts of Interest
Equity Securities.4 PIMCO has retained an ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

3 Personal relationships include employee and immediate family member interests with an issuer.
4 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:
•
If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s/Analyst’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.
•
If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of each client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM's desk, Operations or the Legal and Compliance department as necessary.
Affiliated Fund Considerations
PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client’s best interest and consistent with PIMCO’s fiduciary duties.
PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO- affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.
3. Escalation of Conflicts of Interest
Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:
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The extent and nature of the actual or potential conflict of interest;
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If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
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The nature of the relationship of the issuer with the PM / Analyst or PIMCO (if any);
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Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and
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Whether the direction of the proposed vote would appear to benefit the PM/ Analyst (including any personal relationship), PIMCO, a related party or another PIMCO client.
The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.
PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.
C.
ISP Oversight
Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations6, and the ISP's compliance program.
D.
Delegation of Proxy Voting Authority
Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub- Adviser and contracted third parties.
E.
Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7
For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or tis agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
F.
Records
PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records in accordance with applicable law.

6 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.
7 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Templeton Investment Counsel, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.
The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. This includes access to the ISS

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service.
These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
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For certain separate accounts; and
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funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise in, situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1) (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case- by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies”, found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin

Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1) The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2) All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
3) The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4) In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5) The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6) After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
7) The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8) With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9) The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10) If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11) The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12) The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.- registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13) The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14) The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15) The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16) The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17) The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18) The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19) At least annually, the Proxy Group will verify that:
a)
A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b)
A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c)
Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d)
Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleon.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES& PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
As of March 2021
T. ROWE PRICE ASSOCIATES, INC.
AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long- term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income, for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients . While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines, and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated February 2021

Wellington Management
Global Proxy Policy and Procedures
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
STATEMENT OF POLICY
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines , identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
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Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
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Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
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Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews s subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020
Wellington Management
established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
Global Proxy Voting Guidelines
April 2020
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.
Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
Our approach to stewardship
The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.
In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.
We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.
Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.
Engagement
Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.
Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.
As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.
We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.
Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.
Board engagement
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.
The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of- boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Voting guidelines
Board composition and role of directors
We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.
In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self- oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.
Board diversity
We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.
We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.
Director attendance and commitment
We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by- case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre- determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.
We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements
We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder voting rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).
Multiple voting rights
More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.
We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access
We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.
Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.
Capital structure and capital allocation
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions.
We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.
Environmental and social issues
Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.
To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.
Corporate culture, human capital, and diversity & inclusion
The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.
As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.
Stakeholders and risk management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Conclusion
At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.
WELLS FARGO ASSET MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE AS OF MARCH 2021
Wells Fargo Asset Management (“WFAM”) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.
Scope of Policies and Procedures. In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.
With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM.WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).
Luxembourg Products
WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.
Voting Philosophy
WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.
Proxy Administrator
The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.
Third Party Proxy Voting Vendor WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.
Proxy Committee
WFAM Proxy Governance Committee The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The WFAM

Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.
Proxy Voting Due Diligence Working Group Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWGescalates issues to the WFAM Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.
Meetings; Committee Actions The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.
Membership Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.
Voting Procedures
Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:
1.
First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2
2.
Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.
3.
Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.
2 The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.
3 The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
4 ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, nondiscrimination, and the protection of human rights.

a.
The WFAM Investment Analytics team5 evaluates the matter for materiality and any other relevant considerations.
b.
If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the WFAM Proxy Governance Committee) for case-by case review and vote determination.
c.
If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.
4.
Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6
Commitment to the Principles of Responsible Investment As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.
Voting Discretion In all cases, the WFAM Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a working group thereof, the WFAM Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.
Portfolio Manager and Sub-Adviser Input The WFAM Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.
Consistent Voting Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).
Governance and Oversight
WFAM Top-of-House Proxy Voting Principles/Guidelines The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

5 The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi- asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.
6 The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

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We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
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We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
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Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.
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We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
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We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
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We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests
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We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
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We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
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We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
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We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.
Practical Limitations to Proxy Voting While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).
Securities on Loan As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Share Blocking Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Conflicts of Interest We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.
Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:
1.
Instructing ISS to vote in accordance with its recommendation;
2.
Disclosing the conflict to the relevant Board and obtaining its consent before voting;
3.
Submitting the matter to the relevant Board to exercise its authority to vote on such matter;
4.
Engaging an independent fiduciary who will direct the vote on such matter,
5.
Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,
6.
Voting in proportion to other shareholders ("mirror voting") following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or
7.
Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.
Vendor Oversight The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as WFAM with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.
Other Provisions
Policy Review and Ad Hoc Meetings
The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.
Records Retention
The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:
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A copy of these proxy voting policies and procedures;
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Proxy statements received for client securities (which will be satisfied by relying on ISS);
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Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);
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Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and
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Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.
Compliance with Regional Regulations and Client Delegation Arrangements
U.S. Regulation
These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).
E.U. Regulation
These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.
Disclosure of policies and procedures
A summary of the proxy voting policy and procedures are disclosed on WFAM’s website.
In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.
Disclosure of proxy voting results
WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.
WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.
Approved by the WFAM Proxy Governance Committee: March 2021

APPENDIX G – Portfolio Holdings Disclosure Recipients
Service Providers
Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:
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The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC.
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Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund and their service providers as necessary for them to provide the services they have agreed directly or indirectly to provide.
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State Street Bank and Trust Company, in its capacity as custodian and mutual fund accountant, and foreign custody network participants and depositories utilized by the foregoing, and in connection with the provision of regulatory filing and liquidity classification services.
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BBH Infomediary in its capacity as data aggregator.
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Institutional Shareholder Services, Inc., in its capacity as proxy service provider for Mason Street Advisors, LLC.
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SunGard Data System Inc. in its capacity as provider of Code of Ethics compliance services.
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ICE Data Pricing and Reference Data, Inc. (formerly Interactive Data Corp) and its affiliates, Bloomberg L.P., Refinity, JPMorgan Pricing Direct Inc., and Markit Group, Ltd. in their respective capacities as providers of pricing services and, in the case of Bloomberg L.P., order management and portfolio compliance services.
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Virtu Financial, LLC. in connection with their provision of international fair value factors and related back testing.
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FactSet Research Systems, Inc. in connection with conducting attribution analyses on Series Fund Portfolios.
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Xcitek Solutions Plus in its capacity as a provider of corporate actions information and services.
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Fidelity National Information Services, Inc., in its capacity as a provider of corporate action information.
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ZENO AN Solutions and Basis Global Analytics in their capacity as a provider of portfolio transition analysis when new sub-advisers are transitioned.
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Ernst & Young as provider of Global Tax Services.
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Financial Recovery Technologies in its capacity as provider of class action services.
The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:
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The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period, or as requested or necessary from time to time to fulfill their duties to the Series Fund.
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PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund, on an annual basis, beginning within three days following year-end, and on one or two occasions during the year, for interim designated periods during the year for purposes of testing, and as may be requested from time to time, all in order to fulfill their duties associated with functioning as independent auditors to the Fund.
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Global Trade Analytics LLC in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios and the sub-advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month.
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Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period.
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Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period.
•
Candidates to serve as sub-advisers to one or more Portfolios in connection with a candidate search initiative, and sub-advisers appointed by MSA (but not yet effective) as part of the transition to a new sub-adviser.
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Brokers in connection with proposed or anticipated program trades for the Fund’s Index Portfolios.
Sub-Advisers

Sub-advisers are required to disclose to the Series Fund their service providers to whom they may provide material non-public holdings data for the Series Fund they manage, and are required to update that list during the year when changes occur.
A copy of the list of recipients as reported by the Sub-Advisers may be obtained from Compliance.

PART C
OTHER INFORMATION
Item 28.
Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post- Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post- Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post- Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post- Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post- Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post- Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post- Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010	Exhibit (a)1(k) to Form N-1A Post- Effective Amendment No. 40 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2011

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(l)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 15, 2013	Exhibit (a)1(1) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(m)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 5, 2013	Exhibit (a)1(m) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(n)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on March 10, 2015	Exhibit (a)1(n) to Form N-1A Post- Effective Amendment No. 58 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2015
(a)1(o)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 1, 2016	Exhibit (a)1(o) to Form N-1A Post- Effective Amendment No. 62 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2016
(a)1(p)	Certificate of Correction filed with the State of Maryland on July 27, 2015	Exhibit (a)1(o) to Form N-1A Post- Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(b)1(a)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post- Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post- Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post- Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 16, 2011	Exhibit (b)1(m) to Form N-1A Post- Effective Amendment No. 46 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2012
(b)1(e)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated December 31, 2014	Exhibit (b)1(e) to Form N-1A Post- Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(b)1(f)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 19, 2015	Exhibit (b)1(f) to Form N-1A Post- Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 16, 2016	Exhibit (b)1(g) to Form N-1A Post- Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)1(h)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 28, 2018	Exhibit (b)1(h) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(b)1(i)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated June 5, 2019	Exhibit (b)1(i) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)1(a)	Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012	Exhibit (d)1(i) to Form N-1A Post- Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)1(b)	Amended Exhibit A to the Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012, as amended November 15, 2013	Exhibit (d)1(j) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(a)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Fiduciary Management, Inc. (on behalf of the Large Cap Blend Portfolio) dated June 5, 2019	Exhibit (d)2(a) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(b)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Delaware Investments Fund
Advisers (on behalf of the Domestic Equity Portfolio) dated
August 29, 2018
Exhibit (d)2(b) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(c)(1)
Fourth Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc.
(on behalf of the Small Cap Value, Equity Income and Short-Term Bond
Portfolios) dated November 28, 2018
Exhibit (d)2(c) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(c)(2)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of Growth Stock Portfolio) dated August 29, 2019	Exhibit (d)2(c)(2) to Form N-1A Post-Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(d)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Pacific Investment Management Company
LLC (on behalf of the Long-Term U.S. Government Bond and Multi-Sector
Bond Portfolios) dated November 28, 2018
Exhibit (d)2(d) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(e)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Loomis, Sayles & Company, L.P.
(on behalf of the Focused Appreciation Portfolio) dated August 29, 2018
Exhibit (d)2(e) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(f)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and FIAM LLC (on behalf of the International Growth Portfolio) dated June 5, 2019	Exhibit (d)2(f) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(g)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Massachusetts Financial Services
Company (on behalf of the Research International Core Portfolio) dated
June 5, 2019
Exhibit (d)2(g) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(h)(1)
Fourth Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Templeton Investment Counsel,
LLC (on behalf of the International Equity Portfolio) dated June 5, 2019
Exhibit (d)2(h) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(h)(2)
Amendment to Fourth Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Templeton Investment
Counsel, LLC (on behalf of the International Equity Portfolio) dated
February 27, 2020
Exhibit (d)2(h)(2) to Form N-1A Post-Effective Amendment No. 78 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2020
(d)2(i)(1)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Wellington Management
Company LLP (on behalf of the Small Cap Growth Stock, Large Cap Core
Stock and Mid Cap Growth Stock Portfolio) dated February 28, 2019
Exhibit (d)2(j) to Form N-1A Post- Effective Amendment No. 74 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2019
(d)2(i)(2)
Amendment to Second Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Wellington
Management Company LLP (on behalf of the Small Cap Growth Stock,
Large Cap Core Stock and Mid Cap Growth Stock Portfolio) dated
February 24, 2021
Filed herewith
(d)2(j)(1)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and American Century Investment
Management, Inc. (on behalf of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios) dated August 29, 2018
Exhibit (d)2(k) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(j)(2)
Amendment to Third Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and American Century
Investment Management, Inc. (on behalf of the Large Company Value, Mid
Cap Value and Inflation Protection Portfolios) dated August 26, 2020
Exhibit(d)2(j)(2) to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(d)2(k)(1)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on
behalf of the Government Money Market Portfolio) dated
November 28, 2018
Exhibit (d)2(l) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(k)(2)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on behalf of the Index 500 Stock Portfolio) dated October 21, 2020	Exhibit(d)2(k)(2) to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(d)2(l)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Wells Capital Management,
Incorporated (on behalf of the Select Bond Portfolio) dated
November 28, 2018
Exhibit (d)2(m) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(d)2(m)(1)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Aberdeen Asset Managers Limited (on behalf of the Emerging Markets Equity Portfolio) dated June 5, 2019	Exhibit (d)2(m) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)2(m)(2)
Amendment to Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Aberdeen Asset
Managers Limited (on behalf of the Emerging Markets Equity Portfolio)
dated June 4, 2020
Exhibit(d)2(m)(2) to Form N-1A Post-Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(d)2(n)
Second Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Federated Investment
Management Company (on behalf of the High Yield Bond Portfolio) dated
August 29, 2018
Exhibit (d)2(o) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(o)(1)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Northern Trust Investments, Inc. (on behalf of the Index 400 Stock Portfolio) dated October 21, 2020	Exhibit(d)2(o)(1) to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(d)2(o)(2)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Northern Trust Investments, Inc. (on behalf of the Index 600 Stock Portfolio) dated October 21, 2020	Exhibit(d)2(o)(2) to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(g)1	Custody Agreement between Northwestern Mutual Series Fund, Inc. and State Street Bank and Trust Company dated August 14, 2017	Exhibit (g)1 to Form N-1A Post- Effective Amendment No. 68 for Northwestern Mutual Series Fund, Inc. filed on January 19, 2018
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post- Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(h)1(b)
Form of License Agreement between Standard & Poor’s, a division of The
McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc.
(on behalf of the Index 600 Stock Portfolio), dated April 27, 2007
Exhibit (h)1(b) to Form N-1A Post- Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 5, 2021	Filed herewith
(h)2(b)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to the Emerging Markets Equity Portfolio of Northwestern Mutual Series Fund, Inc. dated June 5, 2020	Exhibit(h)2(b) to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(h)2(c)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 5, 2021	Filed herewith
(i)	Opinion and Consent of Counsel	Filed herewith
(j)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(p)1
Amended and Restated Personal Trading Policy Adopted by Mason Street
Advisors, LLC, Northwestern Mutual Series Fund, Inc. and Northwestern
Mutual Investment Management Company, LLC dated January 1, 2020
Exhibit(p)1 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(p)2	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective June 3, 2013	Exhibit (p)1(h) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)3	Franklin Templeton Investments Code of Ethics revised September 1, 2020	Exhibit(p)3 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(p)4	American Century Investments Code of Ethics revised in 2011	Exhibit (p)7(c) to Form N-1A Post- Effective Amendment No. 42 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2011

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)5	MFS (Massachusetts Financial Services Company) Code of Ethics Policy effective January 1, 2021	Exhibit(p)5 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(p)6	PIMCO Code of Ethics effective January 2013	Exhibit (p)9(d) to Form N-1A Post- Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)7	Delaware Investments Code of Ethics effective January 1, 2013	Exhibit (p)11(b) to Form N-1A Post- Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)8	Fiduciary Management, Inc. Code of Ethics effective October 31, 2009	Exhibit (p)12(a) to Form N-1A Post- Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(p)9	Wellington Management Company LLP Code of Ethics effective April 30, 2017	Exhibit (p)10 to Form N-1A Post- Effective Amendment No. 69 for Northwestern Mutual Series Fund, Inc. filed on February 22, 2018
(p)10	BlackRock Advisors, LLC Code of Business Conduct and Ethics effective July 21, 2014	Exhibit (p)14 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)11	BlackRock Advisors, LLC Personal Trading Policy effective October 1, 2014	Exhibit (p)15 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)12	Wells Capital Management, Inc. Joint Code of Ethics and Policy on Personal Securities Transactions and Trading on Insider Information effective April 24, 2014	Exhibit (p)16 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)13	Federated Investment Management Company Code of Business Conduct and Ethics effective July 25, 2013	Exhibit (p)17 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)14	Federated Investment Management Company Code of Ethics for Access Persons effective September 30, 2012	Exhibit (p)18 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)15	Loomis, Sayles & Company, L.P. Code of Ethics as amended December 16, 2020	Exhibit(p)15 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(p)16	Loomis, Sayles & Company, L.P. Identifying and Managing Conflicts of Interest Policies and Procedures effective May 2015	Exhibit (p)19 to Form N-1A Post- Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)17	FIAM LLC Code of Ethics for Personal Investing effective February 21, 2017	Exhibit (p)20 to Form N-1A Post- Effective Amendment No. 66 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2017
(p)18	Aberdeen Asset Managers Limited Code of Ethics Policy effective May 1, 2016	Exhibit (p)21 to Form N-1A Post- Effective Amendment No. 65 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2017
(p)19	Northern Trust Asset Management Code of Ethics effective April 1, 2020	Exhibit(p)19 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(q)	Power of Attorney	Exhibit(q) to Form N-1A Post- Effective Amendment No. 81 for Northwestern Mutual Series Fund, Inc. filed on February 16, 2021
101.INS XBRL	Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH XBRL	Taxonomy Extension Schema Document
101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document
101.DEF XBRL	Taxonomy Extension Definition Linkbase Document
101.LAB XBRL	Taxonomy Extension Label Linkbase Document
101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document
Item 29.
Persons Controlled by or under Common Control with Registrant
Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts (either directly or indirectly) created pursuant to Wisconsin insurance laws. The separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant's shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts (either directly or indirectly through one or more of the Registrant’s investment portfolios operating as an affiliated fund of funds) control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote any shares of the Registrant that are held as general assets in the same proportions as the shares for which voting instructions are received. Additionally, shares of the Registrant held by its investment portfolios operating as an affiliated fund of funds are also voted in the same proportion as the shares for which Northwestern Mutual receives voting instructions.
The subsidiaries of Northwestern Mutual, as of April 1, 2021, as well as their jurisdiction of incorporation and Northwestern Mutual's direct or indirect ownership percentage, are set forth below

NORTHWESTERN MUTUAL CORPORATE STRUCTURE 1
as of April 1, 2021)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC (2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
1890 Maple, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
3412 Exchange, LLC(2)	Delaware	NM Imperial, LLC	100.00
45East11(2)	Cayman Islands	NYLV, LLC	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
AFE Brentwood Park, LLC(2)	Delaware	Cortona Holdings, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Artisan Garden Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
BCC Cancer Center Venture, LP(2)	Delaware	NM Cancer Center GP, LLC	0.01
		NM Imperial, LLC	83.99
		RE Corp.	16.0
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Bradford II SPE, LLC(2)	Delaware	C – Land Fund, LLC	100.00
Bradford Master Association Inc.(2)	North Carolina	C – Land Fund, LLC	100.00
Brandywine Distribution, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Cedarstone, LLC(2)	Delaware	Baraboo, Inc.	100.00
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Chelsea Ventures, LLC(2)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cream City Venture Capital, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crown Farm Partners, LLC(2)	Maryland	NM Imperial, LLC	97.00
		RE Corp.	1.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Ellington Residential, LLC(2)	Maryland	Crown Farm Partners, LLC	100.00
Fairfield Potomac Club, LLC(2)	Delaware	RE Corp.	1.00
		NM Imperial, LLC	99.00
FB #2, LLC(2)	Maryland	Chelsea Ventures, LLC	100.00
FES, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Get Proquo, LLC(2)	Delaware	Venture Studio Holdings, LLC	100.00
GRO, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hamptons PBG, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	California	NM Imperial, LLC	99.00
		RE Corp.	1.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	NM Imperial, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
MPC Park 27 Industrial, LLC (2)	Florida	The Northwestern Mutual Life Insurance Company	100.00
Network Office Cashiership, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM GSB, LLC(2)	New York	NM-SAS, LLC	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pigeon Creek Holdings, Inc.(2)	Canada	Coral, Inc.	100.00
NM Pioneer, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM QOZ Fund II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM QOZ Fund III, LLC(2)	Delaware	QOZ Holding Company, LLC	100.00
NM QOZ Fund IV, LLC(2)	Delaware	QOZ Holding Company, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM QOZ Fund, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-808 West, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NMC V Equity Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V Mezz Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper, Inc.(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Morristown, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Muse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Port Royale(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-RESA, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-SAS, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Target Distribution Center 1, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 2, LLC	11.00
NM-Target Distribution Center 2, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	100.00
NM-Target Distribution Center Property Owner, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 1, LLC	11.00
NM-Target.com Distribution Center, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-West Hartford, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMLSP1, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Ellis Company(2)	Nova Scotia	Coral, Inc.	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	Northwestern Mutual Capital GP II LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Life Clubs Associated, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Venture Studio, LLC(2)	Delaware	Venture Studio Holdings, LLC	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NWM ZOM GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NYLV, LLC(2)	Delaware	BCC Cancer Center Venture, LP	100.00
Omaha Network Office, LLC(2)	Delaware	NM Career Distributions Holdings, LLC	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
QOZ Holdings Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regency NM Johns Creek, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	Hobby, Inc.	100.00
Ruhl Financial Group, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	6.31
		Maroon, Inc.	65.01
		Stadium and Arena Management, Inc.	28.68
Seattle Network Office, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Trailmix Financial Services, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00
Two Con SPE, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Venture Studio Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Wysh Financial Services, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2020, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
(3)
Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of : Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio,

Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.
Item 30.
Indemnification
Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification pursuant to the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. Pursuant to action by the Northwestern Mutual trustees, and in accordance with the by-laws of Northwestern Mutual, indemnification by Northwestern Mutual is extended to directors of the Registrant against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. Determination of rights to such indemnification is pursuant to the procedures set forth in Northwestern Mutual’s by-laws. The directors are covered under a directors and officers liability insurance policy in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.
Item 31.
Business and Other Connections of Investment Adviser
Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, may also provide from time to time investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual. Additional information regarding the business and other connections of MSA, and its directors and officers, is set forth in MSA’s current Form ADV filed with the Securities and Exchange Commission (“SEC”).
Information regarding the business and other connections of each sub-adviser, and its officers and directors is set forth in each sub-adviser’s current Form ADV filed with the SEC. The chart below sets forth each sub-adviser and their respective SEC file number.
Sub-adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
Pacific Investment Management Company LLC	801-48187
Templeton Investment Counsel, LLC	801-15125
Fiduciary Management, Inc.	801-15164
Delaware Investments Fund Advisers, a Series of Macquarie Investment Management Business Trust	801-32108
Wellington Management Company LLP	801-15908
Wells Capital Management, Incorporated	801-21122

Sub-adviser	SEC Number
Federated Investment Management Company	801-34612
BlackRock Advisors, LLC	801-47710
Loomis, Sayles & Company, L.P.	801-170
FIAM LLC	801-63658
Aberdeen Asset Managers Limited	801-75074
Northern Trust Investments, Inc.	801-33358
Item 32.
Principal Underwriters
Not applicable.
Item 33.
Location of Accounts and Records
Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by State Street Bank and Trust Company, 1 Iron Street, Boston, MA, 02110, relating to its function as custodian.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 2021.
NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)
By:	/s/ KATE M. FLEMING
Kate M. Fleming, President
Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title
/s/ KATE M. FLEMING	President and Principal Executive Officer	April 28, 2021
Kate M. Fleming
/s/ TODD M. JONES	Vice President, Chief Financial Officer and Treasurer	April 28, 2021
Todd M. Jones
/s/ BARBARA E. COURTNEY	Controller and Chief Accounting Officer	April 28, 2021
Barbara E. Courtney
/s/ MIRIAM M. ALLISON*	Director	April 28, 2021
Miriam M. Allison
/s/ CHRISTY L. BROWN*	Director	April 28, 2021
Christy L. Brown
/s/ WILLIAM J. GERBER*	Director	April 28, 2021
William J. Gerber
/s/ GAIL L. HANSON*	Director	April 28, 2021
Gail L. Hanson
/s/ ROBERT H. HUFFMAN III*	Director	April 28, 2021
Robert H. Huffman III
/s/ DAVID RIBBENS*	Director	April 28, 2021
David Ribbens
/s/ DONALD M. ULLMANN*	Director	April 28, 2021
Donald M. Ullmann

Signature	Title
/s/ RONALD P. JOELSON	Director	April 28, 2021
Ronald P. Joelson

*By	/s/ KATE M. FLEMING

Kate M. Fleming, Attorney in Fact, pursuant to the Power of Attorney filed as
Exhibit (q) to Form N-1A Post-Effective Amendment No. 81 for Northwestern
Mutual Series Fund, Inc. filed on February 16, 2021

Exhibit Index
Exhibit No.	Exhibit
(d)2(i)(2)
Amendment to Second Amended and Restated Investment Sub-Advisory Agreement between Mason
Street Advisors, LLC and Wellington Management Company LLP (on behalf of the Small Cap Growth
Stock, Large Cap Core Stock and Mid Cap Growth Stock Portfolio) dated February 24, 2021

(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 5, 2021
(h)2(c)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 5, 2021
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm